UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Russell Mid-Cap Index Fund
iShares Russell Small/Mid-Cap Index Fund
iShares Total U.S. Stock Market Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 –  Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock FundsSM

•	iShares Russell Mid-Cap Index Fund
•	iShares Russell Small/Mid-Cap Index Fund
•	iShares Total U.S. Stock Market Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2022	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2022, the Fund’s Institutional Shares returned (9.76)%, Investor A Shares returned (9.98)%, and Class K Shares returned (9.70)%. The benchmark Russell Midcap® Index (the “Index”) returned (9.83)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announced that August 2021 was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers’ challenges. Investors were concerned that the Fed may dampen growth in its efforts to get inflation under control.

Commodity prices spiked in the first quarter and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

During the second quarter of 2022, concerns around high inflation, growth outlook and recession fears increased in the United States. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increase in expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, its messaging evolved over the quarter. Initially, Chairman Powell adopted a more hawkish tone stating that the Fed would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in the unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	iShares Russell Mid-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on May 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(c)

An index that measures the performance of approximately 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)
Institutional	(9.76)%	9.65%	8.98%
Investor A	(9.98)	9.37	8.72
Class K	(9.70)	9.70	9.05

Russell Midcap® Index	(9.83)	9.69	9.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on May 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$930.90	$0.48		$1,000.00	$1,024.30	$0.50		0.10%
Investor A	1,000.00	930.00	1.72		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	931.20	0.24		1,000.00	1,024.55	0.25		0.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	iShares Russell Mid-Cap Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	16.5%
Industrials	14.8
Financials	13.0
Consumer Discretionary	11.1
Health Care	10.5
Real Estate	8.4
Materials	6.2
Utilities	5.6
Energy	4.7
Communication Services	3.9
Consumer Staples	3.5
Investment Companies	1.1
Short-Term Securities	5.0
Liabilities in Excess of Other Assets	(4.3)

(a)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2022, the Fund’s Institutional Shares returned (11.32)%, Investor A Shares returned (11.56)%, and Class K Shares returned (11.28)%. The benchmark Russell 2500TM Index (the “Index”) returned (11.27)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announced that August 2021 was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers’ challenges. Investors were concerned that the Fed may dampen growth in its efforts to get inflation under control.

Commodity prices spiked in the first quarter and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

During the second quarter of 2022, concerns around high inflation, growth outlook and recession fears increased in the United States. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increase in expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, its messaging evolved over the quarter. Initially, Chairman Powell adopted a more hawkish tone stating that the Fed would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in the unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	iShares Russell Small/Mid-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500™ Index.
(c)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)
Institutional	(11.32)%	8.88%	8.98%
Investor A	(11.56)	8.63	8.73
Class K	(11.28)	8.93	9.03

Russell 2500™ Index	(11.27)	8.95	8.99

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$940.60	$0.58		$1,000.00	$1,024.20	$0.60		0.12%
Investor A	1,000.00	939.30	1.73		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	940.80	0.34		1,000.00	1,024.45	0.35		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	iShares Russell Small/Mid-Cap Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Industrials	17.1%
Financials	15.5
Information Technology	14.2
Health Care	12.7
Consumer Discretionary	11.1
Real Estate	8.5
Materials	5.5
Energy	4.6
Consumer Staples	3.1
Utilities	3.0
Communication Services	2.7
Investment Companies	1.6
Short-Term Securities	11.9
Liabilities in Excess of Other Assets	(11.5)
(a)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2022, the Fund’s Institutional Shares returned (7.37)%, Investor A Shares returned (7.54)%, and Class K Shares returned (7.32)%. The benchmark Russell 3000® Index (the “Index”) returned (7.35)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announced that August 2021 was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers’ challenges. Investors were concerned that the Fed may dampen growth in its efforts to get inflation under control.

Commodity prices spiked in the first quarter and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

During the second quarter of 2022, concerns around high inflation, growth outlook and recession fears increased in the United States. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increase in expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, its messaging evolved over the quarter. Initially, Chairman Powell adopted a more hawkish tone stating that the Fed would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in the unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	iShares Total U.S. Stock Market Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(c)	An index that measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)
Institutional	(7.37)%	12.10%	11.78%
Investor A	(7.54)	11.85	11.52
Class K	(7.32)	12.16	11.82
Russell 3000® Index	(7.35)	12.18	11.82

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$917.60	$0.38		$1,000.00	$1,024.40	$0.40		0.08%
Investor A	1,000.00	916.90	1.52		1,000.00	1,023.21	1.61		0.32
Class K	1,000.00	917.90	0.14		1,000.00	1,024.65	0.15		0.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022 (continued)	iShares Total U.S. Stock Market Index Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.1
Amazon.com, Inc.	2.9
Tesla, Inc.	1.8
Alphabet, Inc., Class A	1.7
Alphabet, Inc., Class C	1.5
Berkshire Hathaway, Inc., Class B	1.3
UnitedHealth Group, Inc.	1.2
Johnson & Johnson	1.1
NVIDIA Corp.	1.1

SECTOR ALLOCATION
Sector(a)	Percent of Net Assets
Information Technology	26.0%
Health Care	14.0
Consumer Discretionary	11.3
Financials	11.2
Industrials	8.9
Communication Services	7.6
Consumer Staples	6.0
Energy	4.4
Real Estate	3.6
Utilities	2.9
Materials	2.8
Investment Companies	0.8
Short-Term Securities	2.9
Liabilities in Excess of Other Assets	(2.4)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares of iShares Russell Mid-Cap Index Fund performance shown prior to the Investor A Shares inception date of November 30, 2015 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	13

Schedule of Investments July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Axon Enterprise, Inc.(a)	11,137	$1,227,186
BWX Technologies, Inc.	15,052	853,147
Curtiss-Wright Corp.	6,313	905,537
HEICO Corp.(b)	7,349	1,159,011
HEICO Corp., Class A	13,048	1,665,969
Hexcel Corp.	13,718	830,076
Howmet Aerospace, Inc.	61,812	2,295,079
Huntington Ingalls Industries, Inc.	6,508	1,411,195
Mercury Systems, Inc.(a)(b)	9,230	544,662
Spirit AeroSystems Holdings, Inc., Class A	17,079	560,533
Textron, Inc.	35,422	2,325,100
TransDigm Group, Inc.(a)	8,661	5,390,087
Woodward, Inc.	9,684	1,013,915

		20,181,497

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	20,689	2,290,272
Expeditors International of Washington, Inc.	27,528	2,924,850
GXO Logistics, Inc.(a)	17,456	837,888

		6,053,010

Airlines(a) — 0.7%
Alaska Air Group, Inc.	20,337	901,539
American Airlines Group, Inc.	106,487	1,459,937
Copa Holdings SA, Class A(b)	5,000	336,100
Delta Air Lines, Inc.	105,559	3,356,776
JetBlue Airways Corp.	53,846	453,384
Southwest Airlines Co.	97,657	3,722,685
United Airlines Holdings, Inc.	53,783	1,976,525

		12,206,946

Auto Components — 0.5%
Aptiv PLC(a)	44,584	4,676,416
BorgWarner, Inc.	39,079	1,502,978
Gentex Corp.	38,735	1,093,102
Lear Corp.	9,869	1,491,601
QuantumScape Corp.(a)(b)	40,092	433,795

		9,197,892

Automobiles — 0.2%
Harley-Davidson, Inc.	22,245	841,083
Lucid Group, Inc.(a)(b)	87,707	1,600,653
Rivian Automotive, Inc., Class A(a)	29,380	1,007,734
Thor Industries, Inc.	8,753	738,141

		4,187,611

Banks — 3.2%
Bank of Hawaii Corp.	6,576	526,803
Bank OZK	19,368	776,657
BOK Financial Corp.	4,755	418,583
Citizens Financial Group, Inc.	80,514	3,057,117
Comerica, Inc.	21,545	1,675,555
Commerce Bancshares, Inc.	17,947	1,247,137
Cullen/Frost Bankers, Inc.	9,637	1,256,665
East West Bancorp, Inc.	23,344	1,675,632
Fifth Third Bancorp	112,354	3,833,518
First Citizens BancShares, Inc., Class A	2,017	1,526,224
First Hawaiian, Inc.	21,106	537,992
First Horizon Corp.	87,246	1,950,821
First Republic Bank	29,480	4,796,691
FNB Corp.	57,308	685,404
Huntington Bancshares, Inc.	236,648	3,145,052
KeyCorp	153,215	2,803,834

Security	Shares	Value

Banks (continued)
M&T Bank Corp.	29,468	$5,229,097
PacWest Bancorp	18,944	531,000
Pinnacle Financial Partners, Inc.	12,400	980,840
Popular, Inc.	12,356	959,690
Prosperity Bancshares, Inc.	14,588	1,080,825
Regions Financial Corp.	154,128	3,264,431
Signature Bank	10,215	1,895,597
SVB Financial Group(a)	9,678	3,905,557
Synovus Financial Corp.	23,735	958,419
Umpqua Holdings Corp.	35,631	627,462
Webster Financial Corp.	29,571	1,373,573
Western Alliance Bancorp	17,449	1,332,755
Wintrust Financial Corp.	9,884	850,419
Zions Bancorp NA	24,693	1,347,003

		54,250,353

Beverages — 0.3%
Boston Beer Co., Inc., Class A(a)	1,537	584,721
Brown-Forman Corp., Class A	7,580	548,792
Brown-Forman Corp., Class B	30,263	2,246,120
Molson Coors Beverage Co., Class B	28,868	1,724,863

		5,104,496

Biotechnology(a) — 1.8%
Alnylam Pharmaceuticals, Inc.	19,904	2,827,164
Biogen, Inc.	24,043	5,170,688
BioMarin Pharmaceutical, Inc.	30,429	2,618,415
Exact Sciences Corp.(b)	28,822	1,299,872
Exelixis, Inc.	52,093	1,089,785
Horizon Therapeutics PLC	37,028	3,072,213
Incyte Corp.	30,091	2,337,469
Ionis Pharmaceuticals, Inc.	23,420	879,655
Mirati Therapeutics, Inc.	6,970	448,868
Natera, Inc.	14,074	661,478
Neurocrine Biosciences, Inc.	15,647	1,472,852
Novavax, Inc.	12,947	705,741
Sarepta Therapeutics, Inc.	13,958	1,297,396
Seagen, Inc.	22,417	4,034,612
Ultragenyx Pharmaceutical, Inc.	11,013	586,773
United Therapeutics Corp.	7,354	1,699,289

		30,202,270

Building Products — 1.7%
A O Smith Corp.	21,018	1,329,809
Advanced Drainage Systems, Inc.	10,114	1,199,521
Allegion PLC	14,487	1,531,276
Armstrong World Industries, Inc.	7,735	691,122
AZEK Co., Inc.(a)	18,781	388,391
Builders FirstSource, Inc.(a)	28,348	1,927,664
Carlisle Cos., Inc.	8,479	2,510,632
Carrier Global Corp.	139,812	5,666,580
Fortune Brands Home & Security, Inc.	21,376	1,489,480
Hayward Holdings, Inc.(a)	11,430	133,388
Lennox International, Inc.	5,338	1,278,611
Masco Corp.	38,863	2,152,233
Owens Corning	15,877	1,472,433
Trane Technologies PLC	38,481	5,656,322
Trex Co., Inc.(a)	18,836	1,215,299

		28,642,761

Capital Markets — 4.0%
Affiliated Managers Group, Inc.	6,343	801,628
Ameriprise Financial, Inc.	18,105	4,886,902
Ares Management Corp., Class A	25,062	1,795,692
Bank of New York Mellon Corp.	121,145	5,264,962

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Blue Owl Capital, Inc.	66,680	$760,819
Carlyle Group, Inc.	33,966	1,321,617
Cboe Global Markets, Inc.	17,456	2,153,721
Coinbase Global, Inc., Class A(a)(b)	25,396	1,598,932
Evercore, Inc., Class A	6,289	628,711
FactSet Research Systems, Inc.	6,258	2,688,937
Franklin Resources, Inc.	46,806	1,284,825
Interactive Brokers Group, Inc., Class A	15,294	897,605
Invesco Ltd.	61,562	1,092,110
Janus Henderson Group PLC	22,949	591,396
Jefferies Financial Group, Inc.	34,542	1,125,033
KKR & Co., Inc.	94,321	5,231,043
Lazard Ltd., Class A	15,720	592,172
LPL Financial Holdings, Inc.	13,126	2,755,410
MarketAxess Holdings, Inc.	6,127	1,659,069
Morningstar, Inc.	4,099	1,046,680
MSCI, Inc.	13,000	6,257,420
Nasdaq, Inc.	18,899	3,418,829
Northern Trust Corp.	33,894	3,381,943
Raymond James Financial, Inc.	32,100	3,160,887
Robinhood Markets, Inc., Class A(a)(b)	91,734	830,193
SEI Investments Co.	17,176	950,863
State Street Corp.	60,503	4,298,133
Stifel Financial Corp.	17,130	1,024,545
T Rowe Price Group, Inc.	36,906	4,556,784
Tradeweb Markets, Inc., Class A	17,767	1,252,929
Virtu Financial, Inc., Class A	16,109	375,823

		67,685,613

Chemicals — 3.2%
Albemarle Corp.	19,301	4,715,427
Ashland Global Holdings, Inc.	8,339	837,819
Axalta Coating Systems Ltd.(a)(b)	36,401	918,033
Celanese Corp.	17,856	2,098,259
CF Industries Holdings, Inc.	34,327	3,277,885
Chemours Co.	25,465	906,299
Corteva, Inc.	119,509	6,877,743
DuPont de Nemours, Inc.	83,966	5,141,238
Eastman Chemical Co.	21,179	2,031,702
Element Solutions, Inc.	38,213	755,089
FMC Corp.	20,768	2,307,325
Ginkgo Bioworks Holdings, Inc.(a)(b)	132,763	379,702
Huntsman Corp.	32,824	950,583
International Flavors & Fragrances, Inc.	42,029	5,213,698
LyondellBasell Industries NV, Class A	42,378	3,776,727
Mosaic Co.	59,618	3,139,484
NewMarket Corp.	979	304,273
Olin Corp.	23,067	1,205,712
PPG Industries, Inc.	38,861	5,024,339
RPM International, Inc.	21,042	1,902,197
Scotts Miracle-Gro Co.	6,720	597,744
Valvoline, Inc.	29,500	950,490
Westlake Corp.(b)	5,444	529,919

		53,841,687

Commercial Services & Supplies — 1.3%
Cintas Corp.	14,438	6,143,225
Clean Harbors, Inc.(a)	8,480	827,563
Copart, Inc.(a)	35,146	4,502,203
Driven Brands Holdings, Inc.(a)	9,210	279,800
IAA, Inc.(a)	22,114	834,361
MSA Safety, Inc.	6,076	779,794
Republic Services, Inc.	34,010	4,715,826

Security	Shares	Value

Commercial Services & Supplies (continued)
Rollins, Inc.(b)	38,199	$1,473,335
Stericycle, Inc.(a)	15,176	711,299
Tetra Tech, Inc.	8,729	1,337,894

		21,605,300

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	41,111	4,794,776
Ciena Corp.(a)	24,945	1,287,162
F5, Inc.(a)	9,979	1,670,085
Juniper Networks, Inc.	52,762	1,478,919
Lumentum Holdings, Inc.(a)(b)	11,366	1,028,168
Motorola Solutions, Inc.	27,155	6,478,912
Ubiquiti, Inc.(b)	967	291,676
Viasat, Inc.(a)	11,687	384,853

		17,414,551

Construction & Engineering — 0.5%
AECOM	22,028	1,586,016
MasTec, Inc.(a)	9,907	781,959
MDU Resources Group, Inc.	33,301	951,410
Quanta Services, Inc.(b)	23,463	3,255,022
Valmont Industries, Inc.	3,445	935,249
WillScot Mobile Mini Holdings Corp.(a)	35,513	1,371,157

		8,880,813

Construction Materials — 0.5%
Eagle Materials, Inc.	6,455	816,235
Martin Marietta Materials, Inc.	10,255	3,610,580
Vulcan Materials Co.	21,832	3,609,485

		8,036,300

Consumer Finance — 0.7%
Ally Financial, Inc.	53,216	1,759,853
Credit Acceptance Corp.(a)	1,153	664,024
Discover Financial Services	46,283	4,674,583
OneMain Holdings, Inc.	19,420	722,424
SLM Corp.	44,586	695,541
SoFi Technologies, Inc.(a)(b)	131,170	827,683
Synchrony Financial	82,404	2,758,886
Upstart Holdings, Inc.(a)(b)	11,872	288,846

		12,391,840

Containers & Packaging — 1.5%
Amcor PLC	247,334	3,202,975
AptarGroup, Inc.	10,795	1,163,269
Ardagh Group SA(a)	2,789	37,317
Ardagh Metal Packaging SA	24,125	163,085
Avery Dennison Corp.	13,425	2,556,926
Ball Corp.	51,738	3,798,604
Berry Global Group, Inc.(a)	21,374	1,232,211
Crown Holdings, Inc.	19,450	1,977,676
Graphic Packaging Holding Co.	50,420	1,121,845
International Paper Co.	61,025	2,610,039
Packaging Corp. of America	15,236	2,142,334
Sealed Air Corp.	24,111	1,473,664
Silgan Holdings, Inc.	13,784	613,388
Sonoco Products Co.	16,042	1,018,507
Westrock Co.	41,786	1,770,055

		24,881,895

Distributors — 0.5%
Genuine Parts Co.	22,894	3,499,806

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.	43,632	$2,392,779
Pool Corp.	6,429	2,299,653

		8,192,238

Diversified Consumer Services — 0.3%
ADT, Inc.	33,811	246,820
Bright Horizons Family Solutions, Inc.(a)	9,736	911,971
Grand Canyon Education, Inc.(a)	5,318	510,900
H&R Block, Inc.	27,103	1,083,036
Mister Car Wash, Inc.(a)	13,579	157,517
Service Corp. International	25,450	1,895,007
Terminix Global Holdings, Inc.(a)	19,880	888,636

		5,693,887

Diversified Financial Services — 0.4%
Apollo Global Management, Inc.	75,732	4,324,297
Equitable Holdings, Inc.	63,135	1,794,928
Voya Financial, Inc.	16,430	988,429

		7,107,654

Diversified Telecommunication Services — 0.2%
Frontier Communications Parent, Inc.(a)	40,379	1,046,220
Lumen Technologies, Inc.	169,382	1,844,570

		2,890,790

Electric Utilities — 2.6%
Alliant Energy Corp.	41,333	2,518,420
Avangrid, Inc.	11,802	575,111
Constellation Energy Corp.	53,854	3,559,749
Edison International	62,006	4,202,147
Entergy Corp.	33,478	3,854,322
Evergy, Inc.	36,656	2,502,139
Eversource Energy	56,834	5,013,896
FirstEnergy Corp.	89,553	3,680,628
Hawaiian Electric Industries, Inc.	17,727	749,852
IDACORP, Inc.	8,297	926,941
NRG Energy, Inc.	38,978	1,471,420
OGE Energy Corp.	33,091	1,359,378
PG&E Corp.(a)(b)	255,802	2,778,010
Pinnacle West Capital Corp.	18,684	1,372,713
PPL Corp.	121,536	3,534,267
Xcel Energy, Inc.	89,945	6,582,175

		44,681,168

Electrical Equipment — 1.4%
Acuity Brands, Inc.	5,673	1,034,755
AMETEK, Inc.	37,999	4,692,877
ChargePoint Holdings, Inc.(a)(b)	32,133	485,530
Generac Holdings, Inc.(a)	10,271	2,755,709
Hubbell, Inc.	8,830	1,933,947
nVent Electric PLC	27,202	960,503
Plug Power, Inc.(a)(b)	85,633	1,827,408
Regal Rexnord Corp.	11,110	1,492,073
Rockwell Automation, Inc.	19,176	4,895,249
Sensata Technologies Holding PLC	25,573	1,137,231
Sunrun, Inc.(a)(b)	34,126	1,115,579
Vertiv Holdings Co.(b)	50,877	581,015

		22,911,876

Electronic Equipment, Instruments & Components — 2.4%
Amphenol Corp., Class A	96,588	7,449,832
Arrow Electronics, Inc.(a)	10,774	1,380,904
Avnet, Inc.	16,057	768,649
CDW Corp.	22,296	4,047,393
Cognex Corp.	28,745	1,465,420

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Corning, Inc.	124,518	$4,577,282
II-VI, Inc.(a)(b)	20,925	1,101,492
IPG Photonics Corp.(a)	5,783	616,352
Jabil, Inc.	22,595	1,340,787
Keysight Technologies, Inc.(a)	29,890	4,860,114
Littelfuse, Inc.	3,990	1,112,691
National Instruments Corp.	21,638	822,244
TD SYNNEX Corp.	6,994	702,338
Teledyne Technologies, Inc.(a)	7,636	2,988,730
Trimble, Inc.(a)	41,173	2,858,641
Vontier Corp.	26,731	689,660
Zebra Technologies Corp., Class A(a)	8,627	3,085,792

		39,868,321

Energy Equipment & Services — 0.6%
Baker Hughes Co.	152,692	3,922,658
Halliburton Co.	148,174	4,341,498
NOV, Inc.	64,528	1,200,866

		9,465,022

Entertainment — 1.8%
AMC Entertainment Holdings, Inc., Class A(a)(b)	85,740	1,248,374
Electronic Arts, Inc.	46,226	6,066,238
Liberty Media Corp.-Liberty Formula One, Class A(a)	3,400	210,766
Liberty Media Corp.-Liberty Formula One, Class C(a)	33,085	2,242,171
Live Nation Entertainment, Inc.(a)	25,399	2,387,252
Madison Square Garden Sports Corp.(a)	3,119	479,640
Playtika Holding Corp.(a)	16,640	204,173
ROBLOX Corp., Class A(a)	72,586	3,116,117
Roku, Inc.(a)(b)	19,747	1,293,823
Spotify Technology SA(a)	23,083	2,608,841
Take-Two Interactive Software, Inc.(a)	26,115	3,466,244
Warner Bros Discovery, Inc.(a)	389,042	5,835,630
World Wrestling Entertainment, Inc., Class A	7,065	489,675

		29,648,944

Equity Real Estate Investment Trusts (REITs) — 7.9%
Alexandria Real Estate Equities, Inc.	26,714	4,428,647
American Campus Communities, Inc.	22,877	1,494,326
American Homes 4 Rent, Class A	50,006	1,894,227
Americold Realty Trust, Inc.	44,432	1,455,148
Apartment Income REIT Corp.	25,997	1,178,704
AvalonBay Communities, Inc.	23,034	4,927,894
Boston Properties, Inc.	25,840	2,355,574
Brixmor Property Group, Inc.	49,303	1,142,844
Camden Property Trust	17,092	2,411,681
Cousins Properties, Inc.	24,550	757,367
CubeSmart	36,877	1,691,548
Douglas Emmett, Inc.	27,681	654,379
Duke Realty Corp.	63,242	3,956,419
EastGroup Properties, Inc.	6,781	1,156,432
EPR Properties	12,161	654,383
Equity LifeStyle Properties, Inc.	29,282	2,152,813
Equity Residential	61,069	4,787,199
Essex Property Trust, Inc.	10,716	3,070,455
Extra Space Storage, Inc.	21,849	4,140,822
Federal Realty OP LP	13,060	1,379,267
First Industrial Realty Trust, Inc.	21,788	1,131,887
Gaming & Leisure Properties, Inc.	39,005	2,027,870
Healthcare Realty Trust, Inc.	62,499	1,640,599
Healthpeak Properties, Inc.	88,913	2,456,666
Highwoods Properties, Inc.	17,051	606,504
Host Hotels & Resorts, Inc.	116,721	2,078,801
Hudson Pacific Properties, Inc.	22,722	341,739

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Invitation Homes, Inc.	100,630	$3,927,589
Iron Mountain, Inc.	47,596	2,307,930
JBG SMITH Properties	19,328	491,704
Kilroy Realty Corp.	19,160	1,038,089
Kimco Realty Corp.(b)	99,585	2,201,824
Lamar Advertising Co., Class A	14,329	1,448,089
Life Storage, Inc.	13,879	1,747,227
Medical Properties Trust, Inc.	97,914	1,688,037
Mid-America Apartment Communities, Inc.	18,931	3,516,055
National Retail Properties, Inc.	28,982	1,379,833
National Storage Affiliates Trust	14,040	769,954
Omega Healthcare Investors, Inc.	38,550	1,195,050
Park Hotels & Resorts, Inc.	38,549	600,979
Rayonier, Inc.	23,831	899,620
Realty Income Corp.	99,286	7,346,171
Regency Centers Corp.	28,252	1,820,276
Rexford Industrial Realty, Inc.	27,232	1,781,245
SBA Communications Corp.	17,587	5,905,539
Simon Property Group, Inc.	53,798	5,844,615
SL Green Realty Corp.	10,518	522,219
Spirit Realty Capital, Inc.	22,063	978,273
STORE Capital Corp.	41,886	1,215,532
Sun Communities, Inc.	19,782	3,243,457
UDR, Inc.	52,312	2,531,901
Ventas, Inc.	65,834	3,540,553
VICI Properties, Inc.	158,636	5,423,765
Vornado Realty Trust	29,307	890,640
Welltower, Inc.	74,954	6,471,528
Weyerhaeuser Co.(b)	122,766	4,458,861
WP Carey, Inc.(b)	31,170	2,783,481

		133,944,231

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc., Class A	26,557	713,055
BJ’s Wholesale Club Holdings, Inc.(a)	22,142	1,499,013
Casey’s General Stores, Inc.	6,139	1,244,068
Grocery Outlet Holding Corp.(a)	14,478	618,500
Kroger Co.	108,142	5,022,115
Performance Food Group Co.(a)	24,928	1,239,171
U.S. Foods Holding Corp.(a)(b)	36,921	1,163,012

		11,498,934

Food Products — 2.0%
Bunge Ltd.	23,102	2,133,008
Campbell Soup Co.	31,990	1,578,706
Conagra Brands, Inc.	77,619	2,655,346
Darling Ingredients, Inc.(a)	26,400	1,828,992
Flowers Foods, Inc.	30,899	877,841
Freshpet, Inc.(a)	7,449	398,074
Hershey Co.	24,072	5,487,453
Hormel Foods Corp.	47,273	2,332,450
Ingredion, Inc.	10,921	993,593
J M Smucker Co.	17,300	2,289,136
Kellogg Co.	41,622	3,076,698
Lamb Weston Holdings, Inc.	23,764	1,893,040
McCormick & Co., Inc.	41,337	3,610,787
Pilgrim’s Pride Corp.(a)	7,712	241,925
Post Holdings, Inc.(a)	9,181	798,196
Seaboard Corp.	40	162,426
Tyson Foods, Inc., Class A	46,976	4,134,358

		34,492,029

Security	Shares	Value

Gas Utilities — 0.3%
Atmos Energy Corp.	22,754	$2,762,108
National Fuel Gas Co.	14,450	1,045,313
UGI Corp.	34,516	1,489,711

		5,297,132

Health Care Equipment & Supplies — 2.9%
ABIOMED, Inc.(a)	7,367	2,158,605
Align Technology, Inc.(a)	12,938	3,635,190
Cooper Cos., Inc.	8,011	2,619,597
Dentsply Sirona, Inc.	35,526	1,284,620
DexCom, Inc.(a)(b)	64,592	5,301,711
Enovis Corp.(a)(b)	8,473	506,008
Envista Holdings Corp.(a)	26,912	1,093,973
Globus Medical, Inc., Class A(a)	12,849	754,108
Hologic, Inc.(a)	40,562	2,895,315
ICU Medical, Inc.(a)	3,289	582,712
IDEXX Laboratories, Inc.(a)	13,750	5,488,725
Insulet Corp.(a)	11,351	2,812,778
Integra LifeSciences Holdings Corp.(a)	11,864	652,995
Masimo Corp.(a)	8,322	1,203,195
Novocure Ltd.(a)	16,930	1,151,071
Penumbra, Inc.(a)	5,882	819,833
QuidelOrtho Corp.(a)	8,113	827,850
ResMed, Inc.	23,827	5,730,870
STERIS PLC(b)	14,055	3,171,511
Tandem Diabetes Care, Inc.(a)	10,424	690,173
Teleflex, Inc.	7,736	1,860,198
Zimmer Biomet Holdings, Inc.	34,597	3,819,163

		49,060,201

Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc.(a)	14,783	1,225,658
Agilon Health, Inc.(a)	30,858	772,376
Amedisys, Inc.(a)	5,289	633,887
AmerisourceBergen Corp.	24,603	3,590,316
Cardinal Health, Inc.	44,927	2,675,852
Chemed Corp.	2,408	1,158,465
DaVita, Inc.(a)(b)	9,635	810,881
Encompass Health Corp.(b)	16,007	810,274
Enhabit, Inc.(a)	8,003	140,132
Guardant Health, Inc.(a)	16,092	807,336
Henry Schein, Inc.(a)(b)	22,608	1,782,189
Laboratory Corp. of America Holdings	15,278	4,005,739
Molina Healthcare, Inc.(a)	9,542	3,127,104
Oak Street Health, Inc.(a)(b)	19,530	565,393
Premier, Inc., Class A	19,458	748,355
Quest Diagnostics, Inc.	19,288	2,634,162
Signify Health, Inc., Class A(a)(b)	11,917	203,900
Tenet Healthcare Corp.(a)	17,524	1,158,687
Universal Health Services, Inc., Class B	10,651	1,197,918

		28,048,624

Health Care Technology(a) — 0.5%
Certara, Inc.(b)	19,040	437,729
Change Healthcare, Inc.	41,221	1,000,434
Definitive Healthcare Corp.(b)	5,146	133,693
Doximity, Inc., Class A(b)	15,890	672,465
Teladoc Health, Inc.(b)	26,429	973,909
Veeva Systems, Inc., Class A	22,979	5,137,645

		8,355,875

Hotels, Restaurants & Leisure — 2.9%
Aramark	37,993	1,268,966
Boyd Gaming Corp.	13,281	737,228

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc.(a)	33,583	$1,534,407
Carnival Corp.(a)	158,685	1,437,686
Chipotle Mexican Grill, Inc.(a)	4,589	7,178,206
Choice Hotels International, Inc.	5,583	674,817
Churchill Downs, Inc.	5,945	1,247,261
Darden Restaurants, Inc.	20,541	2,557,149
Domino’s Pizza, Inc.	5,922	2,322,075
DraftKings, Inc., Class A(a)	62,650	860,185
Expedia Group, Inc.(a)	24,934	2,644,251
Hilton Worldwide Holdings, Inc.	45,213	5,790,429
Hyatt Hotels Corp., Class A(a)	8,347	690,714
Las Vegas Sands Corp.(a)	54,542	2,055,688
Marriott Vacations Worldwide Corp.(b)	6,722	920,376
MGM Resorts International	58,676	1,920,465
Norwegian Cruise Line Holdings Ltd.(a)	69,060	839,079
Penn National Gaming, Inc.(a)	27,527	951,058
Planet Fitness, Inc., Class A(a)	13,914	1,096,562
Royal Caribbean Cruises Ltd.(a)(b)	36,319	1,405,909
Six Flags Entertainment Corp.(a)	12,574	285,053
Travel & Leisure Co.	13,945	601,169
Vail Resorts, Inc.	6,651	1,577,152
Wendy’s Co.	28,710	603,771
Wyndham Hotels & Resorts, Inc.	14,922	1,035,736
Wynn Resorts Ltd.(a)	17,621	1,118,581
Yum! Brands, Inc.	47,218	5,786,094

		49,140,067

Household Durables — 1.3%
D.R. Horton, Inc.	53,254	4,155,410
Garmin Ltd.	25,421	2,481,598
Leggett & Platt, Inc.	21,951	870,138
Lennar Corp., B Shares	2,508	170,243
Lennar Corp., Class A	41,942	3,565,070
Mohawk Industries, Inc.(a)	8,671	1,114,050
Newell Brands, Inc.	61,858	1,250,150
NVR, Inc.(a)	496	2,178,977
PulteGroup, Inc.	38,981	1,700,351
Tempur Sealy International, Inc.	28,400	780,432
Toll Brothers, Inc.	18,009	885,683
TopBuild Corp.(a)	5,390	1,141,171
Whirlpool Corp.	9,089	1,571,215

		21,864,488

Household Products — 0.4%
Church & Dwight Co., Inc.	40,041	3,522,407
Clorox Co.	20,320	2,882,189
Reynolds Consumer Products, Inc.	8,665	251,805
Spectrum Brands Holdings, Inc.	6,630	461,050

		7,117,451

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.	110,011	2,444,445
Brookfield Renewable Corp., Class A	20,965	820,151
Vistra Corp.	70,318	1,817,720

		5,082,316

Insurance — 4.2%
Aflac, Inc.	105,352	6,036,670
Alleghany Corp.(a)	2,157	1,806,444
Allstate Corp.	45,199	5,286,927
American Financial Group, Inc.	11,106	1,484,650
Arch Capital Group Ltd.(a)	59,434	2,638,870
Arthur J Gallagher & Co.	34,312	6,141,505
Assurant, Inc.	8,687	1,527,001

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	10,239	$597,855
Axis Capital Holdings Ltd.	12,943	653,492
Brighthouse Financial, Inc.(a)	12,507	543,054
Brown & Brown, Inc.	38,979	2,537,533
Cincinnati Financial Corp.	25,788	2,510,204
CNA Financial Corp.	4,427	187,793
Erie Indemnity Co., Class A	4,121	838,046
Everest Re Group Ltd.	6,416	1,676,822
Fidelity National Financial, Inc.	44,175	1,765,233
First American Financial Corp.	17,149	994,642
Globe Life, Inc.	14,947	1,505,611
Hanover Insurance Group, Inc.	5,835	796,302
Hartford Financial Services Group, Inc.	54,129	3,489,697
Kemper Corp.	10,586	495,425
Lincoln National Corp.	28,047	1,439,933
Loews Corp.	33,575	1,955,744
Markel Corp.(a)	2,203	2,857,599
Old Republic International Corp.	46,317	1,077,797
Primerica, Inc.	6,314	812,549
Principal Financial Group, Inc.	41,235	2,760,271
Prudential Financial, Inc.	61,888	6,188,181
Reinsurance Group of America, Inc.	11,070	1,281,685
RenaissanceRe Holdings Ltd.	7,136	922,756
Ryan Specialty Holdings, Inc.(a)	13,692	592,042
Unum Group	32,842	1,057,184
W R Berkley Corp.	33,944	2,122,518
White Mountains Insurance Group Ltd.	478	592,447
Willis Towers Watson PLC	18,285	3,783,898

		70,958,380

Interactive Media & Services(a) — 0.8%
IAC/InterActiveCorp	12,734	872,279
Match Group, Inc.	46,979	3,444,031
Pinterest, Inc., Class A	94,674	1,844,250
TripAdvisor, Inc.	16,549	314,596
Twitter, Inc.	123,025	5,119,070
ZoomInfo Technologies, Inc., CLass A	45,341	1,717,970

		13,312,196

Internet & Direct Marketing Retail — 0.6%
DoorDash, Inc., Class A(a)	41,208	2,874,258
eBay, Inc.	92,378	4,492,342
Etsy, Inc.(a)	20,850	2,162,562
Wayfair, Inc., Class A(a)(b)	12,565	677,379

		10,206,541

IT Services — 3.6%
Affirm Holdings, Inc.(a)	29,121	781,608
Akamai Technologies, Inc.(a)	26,135	2,514,710
Amdocs Ltd.	20,205	1,759,047
Broadridge Financial Solutions, Inc.	19,240	3,088,982
Cloudflare, Inc., Class A(a)(b)	46,074	2,318,444
Concentrix Corp.	7,153	956,785
DXC Technology Co.(a)	40,596	1,282,834
EPAM Systems, Inc.(a)	9,050	3,160,712
Euronet Worldwide, Inc.(a)	7,938	780,067
FleetCor Technologies, Inc.(a)	12,407	2,730,657
Gartner, Inc.(a)	12,888	3,421,506
Genpact Ltd.	29,559	1,421,197
Global Payments, Inc.	46,079	5,636,383
Globant SA(a)	6,672	1,329,329
GoDaddy, Inc., Class A(a)	26,689	1,979,790
Jack Henry & Associates, Inc.	11,966	2,486,176
Kyndryl Holdings, Inc.(a)	29,157	305,274

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
MongoDB, Inc.(a)	10,364	$3,238,439
Okta, Inc.(a)(b)	20,476	2,015,862
Paychex, Inc.	53,199	6,824,368
Shift4 Payments, Inc., Class A(a)	8,570	312,205
SS&C Technologies Holdings, Inc.	36,793	2,177,042
Switch, Inc., Class A	23,391	790,850
Thoughtworks Holding, Inc.(a)	13,773	215,685
Toast, Inc., Class A(a)	37,667	601,919
Twilio, Inc., Class A(a)	28,283	2,398,398
VeriSign, Inc.(a)	15,809	2,990,430
Western Union Co.	63,437	1,079,698
WEX, Inc.(a)	7,405	1,230,785
Wix.com Ltd.(a)(b)	8,934	530,054

		60,359,236

Leisure Products — 0.4%
Brunswick Corp.	12,586	1,008,391
Hasbro, Inc.	21,661	1,705,154
Mattel, Inc.(a)	58,005	1,345,716
Peloton Interactive, Inc., Class A(a)	49,180	466,718
Polaris, Inc.	9,315	1,092,463
YETI Holdings, Inc.(a)	14,256	723,777

		6,342,219

Life Sciences Tools & Services — 2.8%
10X Genomics, Inc., Class A(a)	15,038	603,776
Agilent Technologies, Inc.	49,458	6,632,318
Avantor, Inc.(a)	100,554	2,918,077
Azenta, Inc.	12,153	829,564
Bio-Rad Laboratories, Inc., Class A(a)(b)	3,525	1,985,491
Bio-Techne Corp.	6,413	2,470,801
Bruker Corp.	17,937	1,229,581
Charles River Laboratories International, Inc.(a)	8,313	2,082,739
IQVIA Holdings, Inc.(a)	31,051	7,460,624
Maravai LifeSciences Holdings, Inc., Class A(a)	18,001	469,646
Mettler-Toledo International, Inc.(a)	3,690	4,980,504
PerkinElmer, Inc.	20,798	3,185,630
QIAGEN NV(a)	37,399	1,856,486
Repligen Corp.(a)	9,118	1,945,416
Sotera Health Co.(a)	15,850	304,320
Syneos Health, Inc.(a)	16,944	1,340,948
Waters Corp.(a)	9,875	3,594,796
West Pharmaceutical Services, Inc.(b)	12,211	4,195,211

		48,085,928

Machinery — 3.7%
AGCO Corp.	10,233	1,114,578
Allison Transmission Holdings, Inc.	16,052	672,097
Crane Holdings Co.	7,781	769,774
Cummins, Inc.	23,244	5,144,130
Donaldson Co., Inc.	20,335	1,106,427
Dover Corp.	23,725	3,171,558
Esab Corp.(b)	8,200	338,004
Flowserve Corp.	21,443	725,631
Fortive Corp.	59,157	3,812,669
Gates Industrial Corp. PLC(a)	17,909	220,281
Graco, Inc.	27,672	1,858,452
IDEX Corp.	12,526	2,614,802
Ingersoll Rand, Inc.	66,986	3,335,903
ITT, Inc.	13,763	1,032,638
Lincoln Electric Holdings, Inc.	9,184	1,298,985
Middleby Corp.(a)(b)	8,916	1,290,056
Nordson Corp.	9,550	2,205,954

Security	Shares	Value

Machinery (continued)
Oshkosh Corp.	10,805	$930,311
Otis Worldwide Corp.	69,783	5,454,937
PACCAR, Inc.	56,267	5,149,556
Parker-Hannifin Corp.	21,107	6,101,823
Pentair PLC	27,274	1,333,426
Snap-on, Inc.	8,669	1,942,289
Stanley Black & Decker, Inc.	24,867	2,420,305
Timken Co.	10,373	678,187
Toro Co.	17,278	1,485,735
Westinghouse Air Brake Technologies Corp.	29,849	2,789,986
Xylem, Inc.	29,537	2,718,290

		61,716,784

Marine — 0.0%
Kirby Corp.(a)	9,791	621,141

Media — 1.2%
Altice USA, Inc., Class A(a)	34,654	364,214
Cable One, Inc.	981	1,350,523
DISH Network Corp., Class A(a)	41,646	723,391
Fox Corp., Class A	51,155	1,693,742
Fox Corp., Class B	23,973	740,766
Interpublic Group of Cos., Inc.	64,826	1,936,353
Liberty Broadband Corp., Class A(a)	3,370	363,724
Liberty Broadband Corp., Class C(a)	21,260	2,315,852
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	12,566	500,755
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	25,515	1,016,007
New York Times Co., Class A	27,111	866,196
News Corp., Class A	63,629	1,090,601
News Corp., Class B	19,507	337,081
Nexstar Media Group, Inc., Class A	6,407	1,206,887
Omnicom Group, Inc.	33,549	2,343,062
Paramount Global, Class A	1,521	41,128
Paramount Global, Class B	95,091	2,248,902
Sirius XM Holdings, Inc.(b)	117,233	783,116

		19,922,300

Metals & Mining — 1.0%
Alcoa Corp.	30,502	1,552,247
Cleveland-Cliffs, Inc.(a)	85,849	1,520,386
MP Materials Corp.(a)(b)	15,196	510,130
Nucor Corp.	43,845	5,954,151
Reliance Steel & Aluminum Co.	10,162	1,933,320
Royal Gold, Inc.	10,742	1,125,439
SSR Mining, Inc.	35,213	579,606
Steel Dynamics, Inc.	29,501	2,297,538
U.S. Steel Corp.	42,561	1,006,568

		16,479,385

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	86,107	1,085,809
Annaly Capital Management, Inc.	257,148	1,769,178
New Residential Investment Corp.	70,630	770,573
Starwood Property Trust, Inc.	48,462	1,144,673

		4,770,233

Multiline Retail — 0.5%
Dollar Tree, Inc.(a)	35,041	5,794,380
Kohl’s Corp.	21,228	618,584
Macy’s, Inc.	46,942	828,526
Nordstrom, Inc.	18,392	432,396
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	10,306	607,539

		8,281,425

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 2.0%
Ameren Corp.	42,444	$3,952,385
CenterPoint Energy, Inc.	103,907	3,292,813
CMS Energy Corp.	47,743	3,281,376
Consolidated Edison, Inc.	58,530	5,810,273
DTE Energy Co.	31,814	4,145,364
NiSource, Inc.	66,951	2,035,311
Public Service Enterprise Group, Inc.	82,121	5,392,886
WEC Energy Group, Inc.	52,047	5,402,999

		33,313,407

Oil, Gas & Consumable Fuels — 4.1%
Antero Midstream Corp.	54,585	549,125
Antero Resources Corp.(a)	48,530	1,923,729
APA Corp.	55,570	2,065,537
Cheniere Energy, Inc.	41,766	6,247,358
Chesapeake Energy Corp.	21,027	1,980,113
Continental Resources, Inc.	5,832	401,767
Coterra Energy, Inc.	131,073	4,009,523
Devon Energy Corp.	108,499	6,819,162
Diamondback Energy, Inc.	29,202	3,738,440
DT Midstream, Inc.(a)	15,964	878,499
Enviva, Inc.	4,951	344,738
EQT Corp.	60,763	2,675,395
Hess Corp.	46,439	5,222,994
HF Sinclair Corp.	24,733	1,182,732
Marathon Oil Corp.	116,326	2,884,885
New Fortress Energy, Inc.	7,795	381,721
ONEOK, Inc.	73,307	4,379,360
Ovintiv, Inc.	42,599	2,176,383
PDC Energy, Inc.	15,598	1,024,633
Phillips 66	79,365	7,063,485
Range Resources Corp.(a)	43,349	1,433,551
Southwestern Energy Co.(a)	182,435	1,287,991
Targa Resources Corp.	37,256	2,574,762
Texas Pacific Land Corp.(b)	947	1,736,656
Williams Cos., Inc.	200,886	6,848,204

		69,830,743

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	13,439	855,124

Personal Products(a) — 0.0%
Coty, Inc., Class A	57,357	419,853
Olaplex Holdings, Inc.	20,106	345,823

		765,676

Pharmaceuticals — 0.8%
Catalent, Inc.(a)	28,144	3,183,086
Elanco Animal Health, Inc.(a)	73,559	1,490,305
Jazz Pharmaceuticals PLC(a)	10,045	1,567,623
Organon & Co.	42,023	1,332,969
Perrigo Co. PLC	22,270	932,445
Royalty Pharma PLC, Class A	60,522	2,632,102
Viatris, Inc.	199,801	1,936,072

		13,074,602

Professional Services — 2.0%
Booz Allen Hamilton Holding Corp.	21,644	2,077,391
CACI International, Inc., Class A(a)	3,819	1,154,446
Clarivate PLC(a)	78,989	1,144,551
CoStar Group, Inc.(a)	64,802	4,703,977
Dun & Bradstreet Holdings, Inc.(a)	41,738	657,791
Equifax, Inc.	20,043	4,187,183
FTI Consulting, Inc.(a)	5,556	908,739

Security	Shares	Value

Professional Services (continued)
Jacobs Engineering Group, Inc.	21,075	$2,893,597
KBR, Inc.	22,854	1,216,518
Leidos Holdings, Inc.	22,460	2,403,220
ManpowerGroup, Inc.	8,683	680,834
Nielsen Holdings PLC	59,250	1,419,038
Robert Half International, Inc.	17,814	1,409,800
Science Applications International Corp.	9,165	887,814
TransUnion	31,732	2,514,126
Verisk Analytics, Inc.	25,616	4,873,444

		33,132,469

Real Estate Management & Development(a) — 0.5%
CBRE Group, Inc., Class A	54,402	4,657,899
Howard Hughes Corp.(b)	6,230	441,645
Jones Lang LaSalle, Inc.	8,170	1,557,774
Opendoor Technologies, Inc.(b)	75,561	371,004
WeWork, Inc., Class A(b)	21,026	100,294
Zillow Group, Inc., Class A	9,598	335,930
Zillow Group, Inc., Class C(b)	27,024	942,597

		8,407,143

Road & Rail — 0.9%
AMERCO	1,488	799,175
Avis Budget Group, Inc.(a)	4,914	894,496
Hertz Global Holdings, Inc.(a)(b)	38,605	826,919
JB Hunt Transport Services, Inc.	13,753	2,520,512
Knight-Swift Transportation Holdings, Inc.	26,337	1,447,218
Landstar System, Inc.	6,066	949,814
Lyft, Inc., Class A(a)	50,039	693,541
Old Dominion Freight Line, Inc.	16,806	5,100,789
Ryder System, Inc.	8,211	643,086
Schneider National, Inc., Class B	8,698	220,320
XPO Logistics, Inc.(a)(b)	16,880	1,008,411

		15,104,281

Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems, Inc.(a)	7,721	191,712
Cirrus Logic, Inc.(a)	9,425	805,461
Enphase Energy, Inc.(a)	21,584	6,133,741
Entegris, Inc.	24,470	2,689,253
First Solar, Inc.(a)	17,629	1,748,268
Globalfoundries, Inc.(a)(b)	10,466	538,790
Lattice Semiconductor Corp.(a)	22,373	1,375,940
Microchip Technology, Inc.	88,741	6,110,705
MKS Instruments, Inc.	9,150	1,081,530
Monolithic Power Systems, Inc.	7,482	3,477,035
ON Semiconductor Corp.(a)	71,548	4,777,975
Qorvo, Inc.(a)	17,830	1,855,568
Skyworks Solutions, Inc.	26,517	2,887,171
Teradyne, Inc.	26,387	2,662,184
Universal Display Corp.	7,097	819,420
Wolfspeed, Inc.(a)	19,159	1,595,945

		38,750,698

Software — 6.2%
Alteryx, Inc., Class A(a)	9,758	472,580
ANSYS, Inc.(a)	14,343	4,001,554
AppLovin Corp., Class A(a)	36,829	1,308,903
Aspen Technology, Inc.(a)	4,600	938,814
Avalara, Inc.(a)	14,307	1,250,718
Bentley Systems, Inc., Class B	27,796	1,100,722
Bill.Com Holdings, Inc.(a)(b)	16,088	2,173,167
Black Knight, Inc.(a)	25,480	1,673,526
Cadence Design Systems, Inc.(a)	44,994	8,372,483

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
CCC Intelligent Solutions Holdings, Inc.(a)	27,356	$273,286
Ceridian HCM Holding, Inc.(a)	22,562	1,235,721
Citrix Systems, Inc.	20,775	2,106,793
Confluent, Inc., Class A(a)(b)	20,655	525,670
Coupa Software, Inc.(a)	12,378	809,769
Crowdstrike Holdings, Inc., Class A(a)	34,673	6,365,963
Datadog, Inc., Class A(a)	42,620	4,347,666
DocuSign, Inc.(a)	32,573	2,084,021
Dolby Laboratories, Inc., Class A	10,534	815,332
DoubleVerify Holdings, Inc.(a)(b)	10,241	234,826
Dropbox, Inc., Class A(a)	46,212	1,050,861
Dynatrace, Inc.(a)	32,557	1,225,120
Elastic NV(a)	12,508	999,264
Fair Isaac Corp.(a)	4,157	1,920,659
Five9, Inc.(a)	11,416	1,234,298
Fortinet, Inc.(a)	108,151	6,451,207
Guidewire Software, Inc.(a)	13,788	1,071,603
HubSpot, Inc.(a)	7,508	2,312,464
Informatica, Inc., Class A(a)(b)	6,035	138,201
Jamf Holding Corp.(a)(b)	10,550	257,842
Mandiant, Inc.(a)	37,863	862,519
Manhattan Associates, Inc.(a)	10,410	1,464,375
nCino, Inc.(a)(b)	9,510	307,078
NCR Corp.(a)	21,086	684,241
New Relic, Inc.(a)	8,630	523,582
NortonLifeLock, Inc.	93,082	2,283,301
Nutanix, Inc., Class A(a)	35,014	529,762
Palantir Technologies, Inc., Class A(a)(b)	298,265	3,087,043
Paycom Software, Inc.(a)	8,442	2,789,997
Paycor HCM, Inc.(a)(b)	7,588	202,524
Paylocity Holding Corp.(a)	6,509	1,340,398
Pegasystems, Inc.	6,854	275,188
Procore Technologies, Inc.(a)	11,611	600,289
PTC, Inc.(a)	17,366	2,142,617
RingCentral, Inc., Class A(a)	13,896	687,713
SentinelOne, Inc., Class A(a)	28,319	703,727
Smartsheet, Inc., Class A(a)	20,903	628,344
Splunk, Inc.(a)	26,539	2,757,667
Synopsys, Inc.(a)	25,146	9,241,155
Teradata Corp.(a)	17,259	660,847
Trade Desk, Inc., Class A(a)	72,366	3,256,470
Tyler Technologies, Inc.(a)	6,785	2,707,215
UiPath, Inc., Class A(a)	61,186	1,121,539
Unity Software, Inc.(a)(b)	34,106	1,275,223
Zendesk, Inc.(a)	20,041	1,511,492
Zoom Video Communications, Inc., Class A(a)	41,645	4,325,250
Zscaler, Inc.(a)	13,724	2,128,043

		104,850,632

Specialty Retail — 2.8%
Advance Auto Parts, Inc.	10,068	1,949,366
AutoNation, Inc.(a)(b)	6,554	778,222
AutoZone, Inc.(a)	3,269	6,987,128
Bath & Body Works, Inc.	39,400	1,400,276
Best Buy Co., Inc.	33,144	2,551,756
Burlington Stores, Inc.(a)	10,868	1,533,801
CarMax, Inc.(a)	26,447	2,632,534
Carvana Co.(a)(b)	16,874	491,877
Dick’s Sporting Goods, Inc.	9,162	857,472

Security	Shares	Value

Specialty Retail (continued)
Five Below, Inc.(a)	8,998	$1,143,376
Floor & Decor Holdings, Inc., Class A(a)	16,928	1,363,889
GameStop Corp., Class A(a)(b)	44,392	1,509,772
Gap, Inc.	31,996	307,801
Leslie’s, Inc.(a)	26,367	399,724
Lithia Motors, Inc.(b)	4,722	1,252,652
O’Reilly Automotive, Inc.(a)	10,773	7,579,775
Penske Automotive Group, Inc.	4,585	524,937
Petco Health & Wellness Co., Inc.(a)(b)	13,018	181,211
RH(a)	2,874	803,082
Ross Stores, Inc.	56,929	4,626,050
Tractor Supply Co.	18,444	3,531,657
Ulta Beauty, Inc.(a)	8,474	3,295,623
Victoria’s Secret & Co.(a)	13,378	494,451
Williams-Sonoma, Inc.	11,509	1,662,130

		47,858,562

Technology Hardware, Storage & Peripherals — 1.0%
Dell Technologies, Inc., Class C	44,099	1,987,101
Hewlett Packard Enterprise Co.	214,178	3,049,895
HP, Inc.	173,804	5,803,315
NetApp, Inc.	36,684	2,616,670
Pure Storage, Inc., Class A(a)	46,688	1,323,605
Western Digital Corp.(a)	51,687	2,537,831

		17,318,417

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)	23,728	1,155,079
Carter’s, Inc.	6,573	535,568
Columbia Sportswear Co.	6,106	451,905
Deckers Outdoor Corp.(a)(b)	4,434	1,388,773
Hanesbrands, Inc.	56,924	636,410
Lululemon Athletica, Inc.(a)	18,420	5,719,594
PVH Corp.	11,137	689,603
Ralph Lauren Corp.	7,491	738,838
Skechers USA, Inc., Class A(a)	22,232	843,927
Tapestry, Inc.	43,711	1,470,001
Under Armour, Inc., Class A(a)	30,227	279,902
Under Armour, Inc., Class C(a)	35,285	291,454
VF Corp.	57,641	2,575,400

		16,776,454

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	50,974	720,772
New York Community Bancorp, Inc.	76,459	811,994
Rocket Cos., Inc., Class A	19,111	181,937
TFS Financial Corp.	7,886	115,530
UWM Holdings Corp.(b)	14,183	53,470

		1,883,703

Trading Companies & Distributors — 1.1%
Air Lease Corp.	17,273	641,001
Core & Main, Inc., Class A(a)	9,746	235,268
Fastenal Co.	94,930	4,875,605
MSC Industrial Direct Co., Inc., Class A	7,599	628,133
SiteOne Landscape Supply, Inc.(a)	7,286	1,015,158
United Rentals, Inc.(a)	11,783	3,802,021
Univar Solutions, Inc.(a)	27,492	743,384
W.W.Grainger, Inc.	7,515	4,084,628

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Watsco, Inc.	5,453	$1,493,849
WESCO International, Inc.(a)	7,352	939,880

		18,458,927

Water Utilities — 0.4%
American Water Works Co., Inc.	30,005	4,663,977
Essential Utilities, Inc.	38,153	1,981,667

		6,645,644

Total Common Stocks — 98.2%
(Cost: $1,205,753,111)		1,657,208,333

Investment Companies

Equity Funds — 1.1%
iShares Russell Mid-Cap ETF(b)(c)	246,239	17,487,894

Total Investment Companies — 1.1%
(Cost: $16,349,002)		17,487,894

Total Long-Term Investments — 99.3%
(Cost: $1,222,102,113)		1,674,696,227

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.96%(c)(d)(e)	74,916,250	$74,908,758
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.84%(c)(d)	9,934,737	9,934,737

Total Short-Term Securities — 5.0%
(Cost: $84,842,994)		84,843,495

Total Investments — 104.3%
(Cost: $1,306,945,107)		1,759,539,722
Liabilities in Excess of Other Assets — (4.3)%		(71,898,132)

Net Assets — 100.0%		$1,687,641,590

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$28,678,418	$46,242,806	(a)	$—		$(4,872)	$(7,594)	$74,908,758	74,916,250	$238,688	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,820,501	—		(1,885,764)	(a)	—	—	9,934,737	9,934,737	36,630		—
iShares Russell Mid-Cap ETF	12,977,513	226,649,201		(219,528,829)		(2,541,983)	(68,008)	17,487,894	246,239	164,710		—

						$(2,546,855)	$(75,602)	$102,331,389		$440,028		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	12	09/16/22	$2,480	$104,680
S&P Mid 400 E-Mini Index	33	09/16/22	8,298	584,599

				$689,279

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$689,279	$—	$—	$—	$689,279

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(601,716)	$—	$—	$—	$(601,716)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$572,390	$—	$—	$—	$572,390

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,577,460

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$20,181,497	$—	$—	$20,181,497
Air Freight & Logistics	6,053,010	—	—	6,053,010
Airlines	12,206,946	—	—	12,206,946
Auto Components	9,197,892	—	—	9,197,892
Automobiles	4,187,611	—	—	4,187,611
Banks	54,250,353	—	—	54,250,353
Beverages	5,104,496	—	—	5,104,496
Biotechnology	30,202,270	—	—	30,202,270
Building Products	28,642,761	—	—	28,642,761
Capital Markets	67,685,613	—	—	67,685,613
Chemicals	53,841,687	—	—	53,841,687
Commercial Services & Supplies	21,605,300	—	—	21,605,300
Communications Equipment	17,414,551	—	—	17,414,551
Construction & Engineering	8,880,813	—	—	8,880,813
Construction Materials	8,036,300	—	—	8,036,300
Consumer Finance	12,391,840	—	—	12,391,840
Containers & Packaging	24,844,578	37,317	—	24,881,895
Distributors	8,192,238	—	—	8,192,238

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	iShares Russell Mid-Cap Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Diversified Consumer Services.	$5,693,887	$—	$—	$5,693,887
Diversified Financial Services	7,107,654	—	—	7,107,654
Diversified Telecommunication Services	2,890,790	—	—	2,890,790
Electric Utilities	44,681,168	—	—	44,681,168
Electrical Equipment	22,911,876	—	—	22,911,876
Electronic Equipment, Instruments & Components	39,868,321	—	—	39,868,321
Energy Equipment & Services	9,465,022	—	—	9,465,022
Entertainment	29,648,944	—	—	29,648,944
Equity Real Estate Investment Trusts (REITs)	133,944,231	—	—	133,944,231
Food & Staples Retailing	11,498,934	—	—	11,498,934
Food Products	34,492,029	—	—	34,492,029
Gas Utilities	5,297,132	—	—	5,297,132
Health Care Equipment & Supplies	49,060,201	—	—	49,060,201
Health Care Providers & Services	28,048,624	—	—	28,048,624
Health Care Technology	8,355,875	—	—	8,355,875
Hotels, Restaurants & Leisure	49,140,067	—	—	49,140,067
Household Durables	21,864,488	—	—	21,864,488
Household Products	7,117,451	—	—	7,117,451
Independent Power and Renewable Electricity Producers	5,082,316	—	—	5,082,316
Insurance	70,958,380	—	—	70,958,380
Interactive Media & Services	13,312,196	—	—	13,312,196
Internet & Direct Marketing Retail	10,206,541	—	—	10,206,541
IT Services	60,359,236	—	—	60,359,236
Leisure Products	6,342,219	—	—	6,342,219
Life Sciences Tools & Services	48,085,928	—	—	48,085,928
Machinery	61,716,784	—	—	61,716,784
Marine	621,141	—	—	621,141
Media	19,922,300	—	—	19,922,300
Metals & Mining	16,479,385	—	—	16,479,385
Mortgage Real Estate Investment Trusts (REITs)	4,770,233	—	—	4,770,233
Multiline Retail	8,281,425	—	—	8,281,425
Multi-Utilities	33,313,407	—	—	33,313,407
Oil, Gas & Consumable Fuels	69,830,743	—	—	69,830,743
Paper & Forest Products	855,124	—	—	855,124
Personal Products	765,676	—	—	765,676
Pharmaceuticals	13,074,602	—	—	13,074,602
Professional Services	33,132,469	—	—	33,132,469
Real Estate Management & Development	8,407,143	—	—	8,407,143
Road & Rail	15,104,281	—	—	15,104,281
Semiconductors & Semiconductor Equipment	38,750,698	—	—	38,750,698
Software	104,850,632	—	—	104,850,632
Specialty Retail	47,858,562	—	—	47,858,562
Technology Hardware, Storage & Peripherals	17,318,417	—	—	17,318,417
Textiles, Apparel & Luxury Goods	16,776,454	—	—	16,776,454
Thrifts & Mortgage Finance	1,883,703	—	—	1,883,703
Trading Companies & Distributors	18,458,927	—	—	18,458,927
Water Utilities	6,645,644	—	—	6,645,644
Investment Companies	17,487,894	—	—	17,487,894
Short-Term Securities
Money Market Funds	84,843,495	—	—	84,843,495

	$1,759,502,405	$37,317	$—	$1,759,539,722

Derivative Financial Instruments(a)
Assets
Equity Contracts	$689,279	$—	$—	$689,279

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
AAR Corp.(a)	2,798	$124,595
Aerojet Rocketdyne Holdings, Inc.(a)	6,556	286,432
AeroVironment, Inc.(a)	1,831	158,638
AerSale Corp.(a)	1,010	17,685
Archer Aviation, Inc., Class A(a)	10,706	43,252
Astra Space, Inc.(a)(b)	14,460	20,678
Astronics Corp.(a)	2,147	24,089
Axon Enterprise, Inc.(a)	5,508	606,926
BWX Technologies, Inc.	7,521	426,290
Cadre Holdings, Inc.	1,637	38,715
Curtiss-Wright Corp.	3,057	438,496
Ducommun, Inc.(a)	742	35,126
Fresh Market, Inc.(c)	290	—
Hexcel Corp.	6,690	404,812
Howmet Aerospace, Inc.	30,595	1,135,992
Huntington Ingalls Industries, Inc.	3,197	693,237
Kaman Corp.	2,423	74,580
Kratos Defense & Security Solutions, Inc.(a)	9,877	142,130
Maxar Technologies, Inc.	6,108	167,848
Mercury Systems, Inc.(a)	4,565	269,381
Momentus, Inc.(a)	7,355	12,945
Moog, Inc., Class A	2,165	185,411
National Presto Industries, Inc.	538	38,306
Park Aerospace Corp.	1,544	18,837
Parsons Corp.(a)(b)	2,758	119,228
Rocket Lab USA, Inc.(a)	17,892	83,556
Spirit AeroSystems Holdings, Inc., Class A	8,433	276,771
Terran Orbital Corp.(a)(b)	2,750	11,660
Textron, Inc.	17,500	1,148,700
Triumph Group, Inc.(a)	4,861	75,540
V2X Inc.(a)	935	31,079
Virgin Galactic Holdings, Inc.(a)(b)	19,077	141,933
Woodward, Inc.	4,911	514,182

		7,767,050

Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.(a)	4,634	145,230
Atlas Air Worldwide Holdings, Inc.(a)	2,331	176,480
Forward Air Corp.	2,047	214,792
GXO Logistics, Inc.(a)	8,512	408,576
Hub Group, Inc., Class A(a)	2,805	214,302
Radiant Logistics, Inc.(a)(b)	2,218	16,080

		1,175,460

Airlines(a) — 0.5%
Alaska Air Group, Inc.	9,907	439,177
Allegiant Travel Co.	1,303	150,249
American Airlines Group, Inc.(b)	52,046	713,551
Blade Air Mobility, Inc.(b)	4,942	27,453
Copa Holdings SA, Class A(b)	2,492	167,512
Frontier Group Holdings, Inc.(b)	2,963	42,904
Hawaiian Holdings, Inc.	4,347	65,031
JetBlue Airways Corp.	25,584	215,417
Joby Aviation, Inc.(b)	20,530	113,736
SkyWest, Inc.	3,844	92,833
Spirit Airlines, Inc.	8,789	217,704
Sun Country Airlines Holdings, Inc.(b)	2,481	50,042
Wheels Up Experience, Inc.	13,605	30,475

		2,326,084

Auto Components — 1.1%
Adient PLC(a)	7,466	252,202

Security	Shares	Value

Auto Components (continued)
American Axle & Manufacturing Holdings, Inc.(a)	8,855	$78,898
BorgWarner, Inc.	19,211	738,855
Dana, Inc.	11,337	190,008
Dorman Products, Inc.(a)	2,107	212,997
Fox Factory Holding Corp.(a)(b)	3,363	318,342
Gentex Corp.	19,158	540,639
Gentherm, Inc.(a)	2,624	169,405
Goodyear Tire & Rubber Co.(a)	23,218	285,117
Holley, Inc.(a)	4,184	33,430
LCI Industries	2,035	274,908
Lear Corp.	4,786	723,356
Luminar Technologies, Inc.(a)(b)	19,566	132,266
Modine Manufacturing Co.(a)	3,841	50,394
Motorcar Parts of America, Inc.(a)	1,773	26,719
Patrick Industries, Inc.	1,892	114,882
QuantumScape Corp.(a)(b)	19,768	213,890
Solid Power, Inc.(a)	4,947	31,364
Standard Motor Products, Inc.	1,532	70,074
Stoneridge, Inc.(a)	1,839	34,610
Tenneco, Inc., Class A(a)(b)	6,759	127,542
Visteon Corp.(a)	2,245	286,417
XPEL, Inc.(a)	1,848	113,264

		5,019,579

Automobiles — 0.3%
Canoo, Inc.(a)(b)	8,032	27,791
Cenntro Electric Group Ltd.(a)(b)	16,324	24,486
Faraday Future Intelligent Electric, Inc.(a)	9,310	20,575
Fisker, Inc.(a)(b)	13,891	133,076
Harley-Davidson, Inc.	10,799	408,310
Lordstown Motors Corp., Class A(a)(b)	11,588	25,957
Thor Industries, Inc.	4,396	370,715
Winnebago Industries, Inc.	2,720	164,206
Workhorse Group, Inc.(a)(b)	11,058	36,160

		1,211,276

Banks — 6.6%
1st Source Corp.	1,728	83,324
ACNB Corp.	955	31,410
Allegiance Bancshares, Inc.	1,395	61,436
Amalgamated Financial Corp.	1,032	23,819
Amerant Bancorp, Inc.	2,166	59,175
American National Bankshares, Inc.	1,039	37,705
Ameris Bancorp	4,853	229,498
Arrow Financial Corp.	1,435	48,144
Associated Banc-Corp.	13,293	267,189
Atlantic Union Bankshares Corp.	6,300	217,917
Banc of California, Inc.	5,143	90,054
BancFirst Corp.	1,698	182,348
Bancorp, Inc.(a)	3,411	83,911
Bank First Corp.	651	50,075
Bank of Hawaii Corp.	3,731	298,890
Bank of Marin Bancorp	1,401	45,841
Bank of NT Butterfield & Son Ltd.	4,101	138,983
Bank OZK	9,953	399,115
BankUnited, Inc.	4,803	186,597
Bankwell Financial Group, Inc.	1,060	34,747
Banner Corp.	1,429	88,584
Bar Harbor Bankshares	1,200	34,764
BayCom Corp.	1,547	30,306
BCB Bancorp, Inc.	1,620	31,201
Berkshire Hills Bancorp, Inc.	2,657	74,848
Blue Ridge Bankshares, Inc.	1,856	27,729
BOK Financial Corp.	2,523	222,100

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Brookline Bancorp, Inc.	4,667	$64,545
Business First Bancshares, Inc.	2,243	52,666
Byline Bancorp, Inc.	2,024	49,568
Cadence Bank	10,103	263,688
Cambridge Bancorp	637	53,056
Camden National Corp.	1,130	51,641
Capital Bancorp, Inc.	548	13,695
Capital City Bank Group, Inc.	1,231	39,872
Capstar Financial Holdings, Inc.	2,308	48,491
Carter Bankshares, Inc.(a)	2,657	37,065
Cathay General Bancorp	6,164	257,039
CBTX, Inc.	1,553	48,065
Central Pacific Financial Corp.	715	16,931
Citizens & Northern Corp.	1,893	46,246
City Holding Co.	956	82,971
Civista Bancshares, Inc.	1,960	42,454
CNB Financial Corp.	1,778	45,872
Coastal Financial Corp.(a)	973	40,117
Colony Bankcorp, Inc.	2,154	31,276
Columbia Banking System, Inc.	5,428	163,763
Comerica, Inc.	10,828	842,094
Commerce Bancshares, Inc.	9,174	637,501
Community Bank System, Inc.	3,296	221,920
Community Trust Bancorp, Inc.	1,541	66,772
ConnectOne Bancorp, Inc.	3,307	87,437
CrossFirst Bankshares, Inc.(a)	3,889	53,357
Cullen/Frost Bankers, Inc.	4,852	632,701
Customers Bancorp, Inc.(a)	2,158	82,414
CVB Financial Corp.	9,432	251,551
Dime Community Bancshares, Inc.	2,887	98,389
Eagle Bancorp, Inc.	1,944	95,314
East West Bancorp, Inc.	11,601	832,720
Eastern Bankshares, Inc.	13,772	280,949
Enterprise Bancorp, Inc.	679	21,592
Enterprise Financial Services Corp.	2,942	138,362
Equity Bancshares, Inc., Class A	1,507	48,149
Esquire Financial Holdings, Inc.	759	27,491
Farmers & Merchants Bancorp, Inc.	1,124	34,451
Farmers National Banc Corp.	2,794	39,675
FB Financial Corp.	3,422	146,633
Financial Institutions, Inc.	1,270	33,668
First BanCorp.	12,350	186,361
First Bancorp, Inc.	776	23,439
First Bancorp/Southern Pines NC	2,516	95,306
First Bancshares, Inc.	2,088	60,552
First Bank	1,239	18,659
First Busey Corp.	4,243	104,590
First Business Financial Services, Inc.	942	31,510
First Citizens BancShares, Inc., Class A	1,004	759,707
First Commonwealth Financial Corp.	5,802	85,986
First Community Bankshares, Inc.	1,485	47,639
First Financial Bancorp	5,870	131,136
First Financial Bankshares, Inc.	10,643	470,208
First Financial Corp.	990	46,253
First Foundation, Inc.	4,769	99,291
First Guaranty Bancshares, Inc.	805	19,980
First Hawaiian, Inc.	10,738	273,712
First Horizon Corp.	43,044	962,464
First Internet Bancorp	691	24,496
First Interstate BancSystem, Inc., Class A	7,840	319,715
First Merchants Corp.	4,964	206,155
First Mid Bancshares, Inc.	1,751	65,785
First of Long Island Corp.	2,122	38,620

Security	Shares	Value

Banks (continued)
First Western Financial, Inc.(a)	903	$25,275
Five Star Bancorp	866	22,836
Flushing Financial Corp.	2,795	60,344
FNB Corp.	30,740	367,650
Fulton Financial Corp.	12,683	211,679
FVCBankcorp, Inc.(a)	1,585	30,353
German American Bancorp, Inc.	2,770	104,817
Glacier Bancorp, Inc.	9,261	463,883
Great Southern Bancorp, Inc.	895	55,436
Guaranty Bancshares, Inc.	706	26,383
Hancock Whitney Corp.	7,292	355,922
Hanmi Financial Corp.	1,558	39,371
HarborOne Bancorp, Inc.	4,624	67,048
HBT Financial, Inc.	587	10,942
Heartland Financial USA, Inc.	3,661	164,379
Heritage Commerce Corp.	5,586	65,803
Heritage Financial Corp.	2,200	57,244
Hilltop Holdings, Inc.	5,317	153,395
Home BancShares, Inc.	16,150	381,140
HomeStreet, Inc.	1,207	45,009
HomeTrust Bancshares, Inc.	1,199	28,944
Hope Bancorp, Inc.	6,886	103,565
Horizon Bancorp, Inc.	3,263	62,225
Independent Bank Corp.	4,559	274,999
Independent Bank Group, Inc.	2,888	204,239
International Bancshares Corp.	4,468	195,966
John Marshall Bancorp, Inc.	1,078	28,103
Lakeland Bancorp, Inc.	5,312	84,567
Lakeland Financial Corp.	1,794	139,573
Live Oak Bancshares, Inc.	2,825	106,333
Macatawa Bank Corp.	2,222	20,665
Mercantile Bank Corp.	1,449	51,353
Meta Financial Group, Inc.	1,900	64,068
Metrocity Bankshares, Inc.	1,301	26,944
Metropolitan Bank Holding Corp.(a)	784	54,394
Mid Penn Bancorp, Inc.	1,205	34,559
Midland States Bancorp, Inc.	1,684	44,121
MidWestOne Financial Group, Inc.	1,385	43,226
MVB Financial Corp.	1,052	34,190
National Bank Holdings Corp., Class A	1,729	71,961
NBT Bancorp, Inc.	2,632	106,701
Nicolet Bankshares, Inc.(a)	1,006	80,460
Northeast Bank	725	28,855
Northwest Bancshares, Inc.	7,141	102,688
OceanFirst Financial Corp.	5,113	105,123
OFG Bancorp	2,986	82,025
Old National Bancorp	24,767	431,193
Old Second Bancorp, Inc.	4,839	67,988
Origin Bancorp, Inc.	1,779	76,622
Orrstown Financial Services, Inc.	845	21,902
Pacific Premier Bancorp, Inc.	6,032	202,916
PacWest Bancorp	9,699	271,863
Park National Corp.	1,201	155,602
Parke Bancorp, Inc.	1,420	31,169
PCB Bancorp	1,439	27,730
PCSB Financial Corp.	1,602	31,223
Peapack-Gladstone Financial Corp.	1,354	44,222
Peoples Bancorp, Inc.	2,416	74,703
Peoples Financial Services Corp.	541	28,803
Pinnacle Financial Partners, Inc.	6,230	492,793
Popular, Inc.	6,209	482,253
Preferred Bank/Los Angeles CA	621	45,147
Premier Financial Corp.	3,189	90,823

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Primis Financial Corp.	2,009	$27,222
Professional Holding Corp., Class A(a)	1,311	29,432
Prosperity Bancshares, Inc.	7,476	553,897
QCR Holdings, Inc.	1,415	83,895
RBB Bancorp	1,180	26,916
Red River Bancshares, Inc.	321	17,607
Renasant Corp.	3,359	112,191
Republic Bancorp, Inc., Class A	985	44,167
Republic First Bancorp, Inc.(a)	4,846	17,543
S&T Bancorp, Inc.	2,242	69,367
Sandy Spring Bancorp, Inc.	3,956	163,383
Seacoast Banking Corp. of Florida	4,084	146,125
ServisFirst Bancshares, Inc.	4,176	356,839
Shore Bancshares, Inc.	2,380	46,648
Sierra Bancorp	1,307	29,342
Signature Bank	5,025	932,489
Silvergate Capital Corp., Class A(a)	2,599	242,461
Simmons First National Corp., Class A	8,885	211,019
SmartFinancial, Inc.	1,198	31,447
South Plains Financial, Inc.	1,082	28,586
Southern First Bancshares, Inc.(a)	682	30,519
Southside Bancshares, Inc.	1,938	77,404
SouthState Corp.	6,198	525,404
Stock Yards Bancorp, Inc.(b)	2,580	178,407
Summit Financial Group, Inc.	1,259	38,412
Synovus Financial Corp.	11,926	481,572
Texas Capital Bancshares, Inc.(a)	4,217	247,201
Third Coast Bancshares, Inc.(a)	646	12,119
Tompkins Financial Corp.	1,201	92,657
Towne Bank	6,067	181,221
Trico Bancshares	2,972	142,062
Triumph Bancorp, Inc.(a)	1,746	126,847
Trustmark Corp.	4,312	140,011
UMB Financial Corp.	3,834	346,977
Umpqua Holdings Corp.	18,081	318,406
United Bankshares, Inc.	10,637	412,077
United Community Banks, Inc.	7,109	241,919
Unity Bancorp, Inc.	988	27,684
Univest Financial Corp.	2,785	69,458
USCB Financial Holdings, Inc.(a)	1,092	13,257
Valley National Bancorp	36,297	424,312
Veritex Holdings, Inc.	3,592	111,136
Washington Federal, Inc.	6,157	210,138
Washington Trust Bancorp, Inc.	1,533	84,131
Webster Financial Corp.	14,746	684,952
WesBanco, Inc.	5,028	171,555
West BanCorp., Inc.	1,364	35,478
Westamerica BanCorp.	1,623	97,396
Western Alliance Bancorp	8,596	656,562
Wintrust Financial Corp.	5,025	432,351
Zions Bancorp NA	12,395	676,147

		31,197,491

Beverages — 0.3%
Boston Beer Co., Inc., Class A(a)	767	291,790
Celsius Holdings, Inc.(a)	4,465	397,207
Coca-Cola Consolidated, Inc.	378	193,914
Duckhorn Portfolio, Inc.(a)	2,701	49,536
MGP Ingredients, Inc.(b)	1,151	121,062
National Beverage Corp.	1,868	101,208
Primo Water Corp.	11,974	158,296

Security	Shares	Value

Beverages (continued)
Vintage Wine Estates, Inc.(a)	2,782	$20,420
Vita Coco Co., Inc.(a)	1,674	20,172

		1,353,605

Biotechnology — 4.1%
2seventy bio, Inc.(a)	3,496	50,307
4D Molecular Therapeutics, Inc.(a)	2,320	21,808
Aadi Bioscience, Inc.(a)(b)	1,641	20,299
ACADIA Pharmaceuticals, Inc.(a)	10,011	147,062
Adagio Therapeutics, Inc.(a)	4,704	16,558
Adicet Bio, Inc.(a)	1,911	32,277
ADMA Biologics, Inc.(a)	17,926	38,362
Aduro Biotech, Inc.(c)	658	1,671
Aerovate Therapeutics, Inc.(a)	826	18,379
Affimed NV(a)	8,699	24,618
Agenus, Inc.(a)	21,810	56,270
Agios Pharmaceuticals, Inc.(a)(b)	4,780	103,105
Akero Therapeutics, Inc.(a)	1,674	17,142
Albireo Pharma, Inc.(a)(b)	1,385	28,794
Alector, Inc.(a)(b)	4,433	45,305
Alkermes PLC(a)	13,265	339,584
Allogene Therapeutics, Inc.(a)(b)	6,145	79,762
Allovir, Inc.(a)	2,010	9,226
Alpine Immune Sciences, Inc.(a)	685	5,446
ALX Oncology Holdings, Inc.(a)(b)	1,243	12,032
Amicus Therapeutics, Inc.(a)	22,765	226,739
AnaptysBio, Inc.(a)	1,593	33,357
Anavex Life Sciences Corp.(a)(b)	5,401	55,414
Anika Therapeutics, Inc.(a)	967	22,589
Apellis Pharmaceuticals, Inc.(a)	7,364	414,446
Arbutus Biopharma Corp.(a)	9,788	22,610
Arcellx, Inc.(a)(b)	806	16,708
Arcturus Therapeutics Holdings, Inc.(a)(b)	1,660	29,133
Arcus Biosciences, Inc.(a)(b)	4,485	119,256
Arcutis Biotherapeutics, Inc.(a)	2,592	62,882
Arrowhead Pharmaceuticals, Inc.(a)	8,040	341,941
Atara Biotherapeutics, Inc.(a)	6,848	20,749
Aura Biosciences, Inc.(a)(b)	1,526	21,761
Aurinia Pharmaceuticals, Inc.(a)	11,272	92,205
Avid Bioservices, Inc.(a)(b)	4,437	87,187
Avidity Biosciences, Inc.(a)	4,936	80,407
Beam Therapeutics, Inc.(a)(b)	5,366	337,951
BioCryst Pharmaceuticals, Inc.(a)(b)	15,035	165,686
Biohaven Pharmaceutical Holding Co. Ltd.(a)	5,076	741,198
Bioxcel Therapeutics, Inc.(a)	1,152	17,787
Bluebird Bio, Inc.(a)(b)	5,568	22,550
Blueprint Medicines Corp.(a)	4,658	237,837
Bridgebio Pharma, Inc.(a)	8,326	72,103
C4 Therapeutics, Inc.(a)	3,118	30,058
CareDx, Inc.(a)	3,845	91,473
Caribou Biosciences, Inc.(a)	3,979	32,309
Catalyst Pharmaceuticals, Inc.(a)	7,894	80,835
Celldex Therapeutics, Inc.(a)	3,502	107,581
Century Therapeutics, Inc.(a)(b)	950	10,042
Cerevel Therapeutics Holdings, Inc.(a)	4,565	120,014
ChemoCentryx, Inc.(a)	5,252	124,052
Chimerix, Inc.(a)	4,783	10,475
Chinook Therapeutics, Inc.(a)	3,316	61,379
Cogent Biosciences, Inc.(a)	3,917	43,440
Coherus Biosciences, Inc.(a)	4,781	40,495
Crinetics Pharmaceuticals, Inc.(a)	4,702	90,325

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CTI BioPharma Corp.(a)	8,241	$53,896
Cullinan Oncology, Inc.(a)	1,953	26,385
Cytokinetics, Inc.(a)	6,629	280,606
Day One Biopharmaceuticals, Inc.(a)	2,191	37,532
Deciphera Pharmaceuticals, Inc.(a)	3,898	49,466
Denali Therapeutics, Inc.(a)(b)	7,969	271,105
Design Therapeutics, Inc.(a)	2,956	57,997
Dynavax Technologies Corp.(a)(b)	10,184	146,446
Dyne Therapeutics, Inc.(a)	1,944	20,393
Eagle Pharmaceuticals, Inc.(a)	1,081	42,916
Editas Medicine, Inc.(a)	5,248	83,496
Eiger Biopharmaceuticals, Inc.(a)	3,994	34,708
Emergent BioSolutions, Inc.(a)	4,170	144,449
Enanta Pharmaceuticals, Inc.(a)	1,765	97,340
EQRx, Inc.(a)(b)	11,972	65,247
Erasca, Inc.(a)(b)	5,011	37,783
Exact Sciences Corp.(a)	14,375	648,313
Exelixis, Inc.(a)	25,809	539,924
Fate Therapeutics, Inc.(a)(b)	6,652	203,086
FibroGen, Inc.(a)	7,626	95,935
Foghorn Therapeutics, Inc.(a)	1,197	17,512
Forma Therapeutics Holdings, Inc.(a)	2,270	18,796
Generation Bio Co.(a)	3,492	22,279
Geron Corp.(a)	28,692	54,515
Global Blood Therapeutics, Inc.(a)	4,852	158,757
Gossamer Bio, Inc.(a)	5,376	60,372
Gtx, Inc.(b)(c)	23	24
Halozyme Therapeutics, Inc.(a)	10,781	527,191
Heron Therapeutics, Inc.(a)(b)	7,502	20,856
HilleVax, Inc.(a)	1,153	15,589
Icosavax, Inc.(a)	1,924	13,468
Ideaya Biosciences, Inc.(a)(b)	2,498	37,270
IGM Biosciences, Inc.(a)	527	8,490
Imago Biosciences, Inc.(a)(b)	2,503	40,298
ImmunityBio, Inc.(a)(b)	4,810	18,711
ImmunoGen, Inc.(a)	17,316	82,078
Immunovant, Inc.(a)	3,950	16,274
Inhibrx, Inc.(a)(b)	2,226	38,599
Inovio Pharmaceuticals, Inc.(a)(b)	16,812	33,288
Insmed, Inc.(a)	9,088	201,027
Instil Bio, Inc.(a)	4,105	23,152
Intellia Therapeutics, Inc.(a)(b)	6,149	398,209
Intercept Pharmaceuticals, Inc.(a)(b)	1,905	24,308
Ionis Pharmaceuticals, Inc.(a)	11,376	427,283
Iovance Biotherapeutics, Inc.(a)(b)	11,628	135,466
Ironwood Pharmaceuticals, Inc.(a)	11,216	128,423
iTeos Therapeutics, Inc.(a)	2,248	54,986
IVERIC bio, Inc.(a)	9,412	100,614
Janux Therapeutics, Inc.(a)(b)	1,026	12,743
Jounce Therapeutics, Inc.(a)	2,105	6,462
KalVista Pharmaceuticals, Inc.(a)	2,079	25,676
Karuna Therapeutics, Inc.(a)	2,257	293,974
Karyopharm Therapeutics, Inc.(a)(b)	5,057	21,492
Keros Therapeutics, Inc.(a)	1,149	36,860
Kezar Life Sciences, Inc.(a)(b)	4,267	41,689
Kiniksa Pharmaceuticals Ltd., Class A(a)	1,909	18,918
Kinnate Biopharma, Inc.(a)	2,089	22,352
Kodiak Sciences, Inc.(a)	2,614	26,009
Kronos Bio, Inc.(a)(b)	2,977	12,503
Krystal Biotech, Inc.(a)	1,572	114,096
Kura Oncology, Inc.(a)	5,182	79,336
Kymera Therapeutics, Inc.(a)	2,732	60,186
Lexicon Pharmaceuticals, Inc.(a)	4,408	10,491

Security	Shares	Value

Biotechnology (continued)
Ligand Pharmaceuticals, Inc.(a)	1,160	$106,755
Lyell Immunopharma, Inc.(a)	14,969	83,377
MacroGenics, Inc.(a)	4,926	15,418
Madrigal Pharmaceuticals, Inc.(a)(b)	1,105	69,416
MannKind Corp.(a)	21,235	73,261
MeiraGTx Holdings PLC(a)	2,394	19,822
Mersana Therapeutics, Inc.(a)	5,890	29,862
MiMedx Group, Inc.(a)	8,604	29,426
Mirati Therapeutics, Inc.(a)	3,432	221,021
Mirum Pharmaceuticals, Inc.(a)(b)	1,614	40,511
Monte Rosa Therapeutics, Inc.(a)	2,258	20,480
Morphic Holding, Inc.(a)	2,184	57,810
Myriad Genetics, Inc.(a)	6,116	161,340
Natera, Inc.(a)	7,074	332,478
Neurocrine Biosciences, Inc.(a)	7,772	731,578
Nkarta, Inc.(a)	3,182	42,989
Novavax, Inc.(a)(b)	6,425	350,227
Nurix Therapeutics, Inc.(a)	3,690	58,892
Nuvalent, Inc., Class A(a)(b)	2,051	30,478
Ocugen, Inc.(a)(b)	13,599	35,085
Organogenesis Holdings, Inc.(a)	5,244	30,101
Outlook Therapeutics, Inc.(a)(b)	12,799	14,463
PMV Pharmaceuticals, Inc.(a)(b)	3,800	56,810
Point Biopharma Global, Inc.(a)	6,516	47,827
Praxis Precision Medicines, Inc.(a)	2,486	8,776
Precigen, Inc.(a)	6,179	9,701
Prometheus Biosciences, Inc.(a)	2,288	97,629
Protagonist Therapeutics, Inc.(a)	3,564	35,462
Prothena Corp. PLC(a)	2,816	87,465
PTC Therapeutics, Inc.(a)	5,727	249,411
Radius Health, Inc.(a)	3,465	34,927
Rallybio Corp.(a)	1,911	17,830
RAPT Therapeutics, Inc.(a)	2,328	42,882
Recursion Pharmaceuticals, Inc., Class A(a)(b)	11,638	98,457
REGENXBIO, Inc.(a)	3,080	96,620
Relay Therapeutics, Inc.(a)	6,623	125,969
Replimune Group, Inc.(a)	2,230	42,994
Revolution Medicines, Inc.(a)(b)	4,607	104,072
Rigel Pharmaceuticals, Inc.(a)	11,686	13,906
Rocket Pharmaceuticals, Inc.(a)	3,371	48,880
Sage Therapeutics, Inc.(a)	4,091	140,771
Sana Biotechnology, Inc.(a)(b)	6,989	46,687
Sangamo Therapeutics, Inc.(a)	9,836	42,196
Sarepta Therapeutics, Inc.(a)	6,882	639,682
Seres Therapeutics, Inc.(a)	5,442	22,367
Sorrento Therapeutics, Inc.(a)	33,923	88,200
SpringWorks Therapeutics, Inc.(a)	2,742	81,931
Stoke Therapeutics, Inc.(a)	1,805	26,696
Sutro Biopharma, Inc.(a)	3,177	18,585
Syndax Pharmaceuticals, Inc.(a)	3,780	76,999
Talaris Therapeutics, Inc.(a)	1,652	7,351
Tenaya Therapeutics, Inc.(a)	2,293	10,938
TG Therapeutics, Inc.(a)(b)	10,237	61,320
Travere Therapeutics, Inc.(a)	4,678	110,120
Turning Point Therapeutics, Inc.(a)	3,779	283,349
Twist Bioscience Corp.(a)	4,634	202,691
Tyra Biosciences, Inc.(a)(b)	1,014	10,799
Ultragenyx Pharmaceutical, Inc.(a)	5,295	282,118
United Therapeutics Corp.(a)	3,618	836,011
Vanda Pharmaceuticals, Inc.(a)	4,585	49,426
Vaxart, Inc.(a)(b)	10,049	36,980
Vaxcyte, Inc.(a)	4,565	105,360
VBI Vaccines, Inc.(a)	12,192	10,372

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Vera Therapeutics, Inc.(a)(b)	1,165	$20,096
Veracyte, Inc.(a)	5,899	155,380
Vericel Corp.(a)	4,009	130,453
Verve Therapeutics, Inc.(a)	2,805	69,059
Vir Biotechnology, Inc.(a)	5,920	164,635
Viridian Therapeutics, Inc.(a)(b)	2,667	35,311
VistaGen Therapeutics, Inc.(a)	12,322	1,763
Xencor, Inc.(a)	4,840	138,860
Y-mAbs Therapeutics, Inc.(a)(b)	2,861	44,603
Zentalis Pharmaceuticals, Inc.(a)	3,225	94,170
Zogenix, Inc.(b)(c)	4,246	2,887

		19,373,200

Building Products — 2.2%
A O Smith Corp.	10,464	662,057
AAON, Inc.	3,426	206,142
Advanced Drainage Systems, Inc.	5,013	594,542
Allegion PLC	7,243	765,585
American Woodmark Corp.(a)	1,380	69,304
Apogee Enterprises, Inc.	1,860	77,395
Armstrong World Industries, Inc.	3,787	338,368
AZEK Co., Inc.(a)	9,200	190,256
Builders FirstSource, Inc.(a)	13,999	951,932
Caesarstone Ltd.	1,412	12,680
Carlisle Cos., Inc.	4,153	1,229,703
CSW Industrials, Inc.	1,230	146,948
Fortune Brands Home & Security, Inc.	10,702	745,715
Gibraltar Industries, Inc.(a)	2,538	118,753
Griffon Corp.	4,023	120,730
Hayward Holdings, Inc.(a)(b)	5,701	66,531
Insteel Industries, Inc.	1,559	48,797
Janus International Group, Inc.(a)(b)	6,831	69,471
JELD-WEN Holding, Inc.(a)	7,098	126,202
Lennox International, Inc.	2,669	639,306
Masonite International Corp.(a)	1,928	175,506
Owens Corning	7,810	724,299
PGT Innovations, Inc.(a)	4,849	106,193
Quanex Building Products Corp.	2,875	70,754
Resideo Technologies, Inc.(a)	11,537	259,698
Simpson Manufacturing Co., Inc.(b)	3,513	362,823
Trex Co., Inc.(a)(b)	9,306	600,423
UFP Industries, Inc.	4,881	450,077
View, Inc.(a)(b)	10,618	23,466
Zurn Water Solutions Corp.	10,139	293,524

		10,247,180

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	3,129	395,443
Artisan Partners Asset Management, Inc., Class A	4,803	190,967
Assetmark Financial Holdings, Inc.(a)	1,375	26,111
Associated Capital Group, Inc., Class A	121	4,949
B. Riley Financial, Inc.	1,557	80,248
Bakkt Holdings, Inc.(a)	8,801	24,731
BGC Partners, Inc., Class A	24,281	88,626
Blucora, Inc.(a)	3,894	77,880
Brightsphere Investment Group, Inc.	2,495	47,180
Carlyle Group, Inc.	16,598	645,828
Cboe Global Markets, Inc.	8,615	1,062,919
Cohen & Steers, Inc.	1,881	138,611
Cowen, Inc., Class A	2,491	87,359
Diamond Hill Investment Group, Inc.	260	49,704
Donnelley Financial Solutions, Inc.(a)	2,510	85,315
Evercore, Inc., Class A	3,104	310,307

Security	Shares	Value

Capital Markets (continued)
FactSet Research Systems, Inc.	3,088	$1,326,852
Federated Hermes, Inc.	7,321	249,719
Focus Financial Partners, Inc., Class A(a)(b)	4,949	200,088
GAMCO Investors, Inc., Class A	288	5,973
GCM Grosvenor, Inc., Class A	4,495	35,555
Hamilton Lane, Inc., Class A	2,875	217,264
Houlihan Lokey, Inc.	4,166	352,277
Invesco Ltd.	30,119	534,311
Janus Henderson Group PLC	11,336	292,129
Jefferies Financial Group, Inc.	17,112	557,338
Lazard Ltd., Class A	7,797	293,713
LPL Financial Holdings, Inc.(b)	6,460	1,356,083
Manning & Napier, Inc.	1,650	20,972
MarketAxess Holdings, Inc.	3,034	821,547
Moelis & Co., Class A	4,967	231,363
Morningstar, Inc.(b)	2,002	511,211
Open Lending Corp., Class A(a)	7,929	82,144
Oppenheimer Holdings, Inc., Class A	680	22,841
Perella Weinberg Partners	4,552	32,092
Piper Sandler Cos.,	1,417	178,825
PJT Partners, Inc., Class A	1,875	134,025
Pzena Investment Management, Inc., Class A	1,161	10,948
Robinhood Markets, Inc., Class A(a)(b)	44,826	405,675
Sculptor Capital Management, Inc.	1,455	14,274
SEI Investments Co.	8,728	483,182
Silvercrest Asset Management Group, Inc., Class A	1,124	20,007
StepStone Group, Inc., Class A	4,342	115,671
Stifel Financial Corp.	8,348	499,294
StoneX Group, Inc.(a)	1,446	125,990
Value Line, Inc.	72	6,249
Victory Capital Holdings, Inc., Class A	1,411	39,042
Virtu Financial, Inc., Class A	8,043	187,643
Virtus Investment Partners, Inc.	554	114,301
WisdomTree Investments, Inc.	9,844	51,189

		12,845,965

Chemicals — 1.9%
AdvanSix, Inc.	2,242	88,088
American Vanguard Corp.	2,566	60,070
Amyris, Inc.(a)	13,481	23,996
Ashland Global Holdings, Inc.	4,132	415,142
Aspen Aerogels, Inc.(a)	1,584	20,719
Avient Corp.	7,304	315,168
Axalta Coating Systems Ltd.(a)	17,960	452,951
Balchem Corp.	2,568	348,632
Cabot Corp.	4,529	336,324
Chase Corp.	662	60,189
Chemours Co.	12,543	446,405
Danimer Scientific, Inc.(a)(b)	6,876	31,767
Diversey Holdings Ltd.(a)(b)	5,678	42,528
Ecovyst, Inc.	5,709	58,403
Element Solutions, Inc.	19,103	377,475
FutureFuel Corp.	3,137	22,555
GCP Applied Technologies, Inc.(a)	4,048	127,512
Ginkgo Bioworks Holdings, Inc.(a)(b)	67,944	194,320
Hawkins, Inc.	1,408	55,968
HB Fuller Co.	4,364	280,169
Huntsman Corp.	16,228	469,963
Ingevity Corp.(a)	3,103	208,211
Innospec, Inc.	2,004	204,408
Intrepid Potash, Inc.(a)	1,016	46,330
Koppers Holdings, Inc.	1,316	30,979
Kronos Worldwide, Inc.	1,507	26,478

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Livent Corp.(a)	13,303	$331,112
LSB Industries, Inc.(a)	2,558	35,326
Mativ Inc.	4,673	102,105
Minerals Technologies, Inc.	2,722	181,857
NewMarket Corp.	517	160,684
Olin Corp.	11,379	594,780
Origin Materials, Inc.(a)	9,174	53,943
Orion Engineered Carbons SA	5,146	88,974
Perimeter Solutions SA(a)	9,937	114,772
PureCycle Technologies, Inc.(a)	8,812	66,795
Quaker Chemical Corp.	1,045	169,509
Rayonier Advanced Materials, Inc.(a)	5,389	19,077
RPM International, Inc.	10,385	938,804
Scotts Miracle-Gro Co.	3,267	290,600
Sensient Technologies Corp.	3,340	287,173
Stepan Co.	1,702	190,981
Tredegar Corp.	2,462	25,802
Trinseo PLC	2,993	107,060
Tronox Holdings PLC, Class A	9,535	148,841
Valhi, Inc.	183	9,351
Valvoline, Inc.	14,213	457,943

		9,120,239

Commercial Services & Supplies — 1.1%
ABM Industries, Inc.	5,308	238,011
ACCO Brands Corp.	7,945	56,966
ACV Auctions, Inc., Class A(a)	9,476	70,028
Aris Water Solution, Inc., Class A	1,830	38,741
Brady Corp., Class A	3,881	185,706
BrightView Holdings, Inc.(a)	3,342	43,914
Brink’s Co.	3,787	215,632
Casella Waste Systems, Inc., Class A(a)(b)	4,080	330,276
Cimpress PLC(a)(b)	1,322	53,131
Clean Harbors, Inc.(a)	4,143	404,315
CoreCivic, Inc.(a)	10,386	111,857
Deluxe Corp.	3,335	83,842
Driven Brands Holdings, Inc.(a)	4,079	123,920
Ennis, Inc.	1,912	41,777
GEO Group, Inc.(a)	7,298	47,875
Harsco Corp.(a)	6,275	30,183
Healthcare Services Group, Inc.	6,388	91,604
Heritage-Crystal Clean, Inc.(a)	1,231	41,312
HNI Corp.	3,397	119,982
IAA, Inc.(a)	10,677	402,843
Interface, Inc.	4,863	70,465
KAR Auction Services, Inc.(a)	10,254	175,343
Kimball International, Inc., Class B	4,124	33,776
Li-Cycle Holdings Corp.(a)(b)	10,857	78,062
Matthews International Corp., Class A	2,390	66,800
MillerKnoll, Inc.	6,104	183,791
Montrose Environmental Group, Inc.(a)	2,323	93,199
MSA Safety, Inc.	3,002	385,277
NL Industries, Inc.	244	2,276
Pitney Bowes, Inc.	8,032	26,265
Quad/Graphics, Inc.(a)(b)	4,581	14,568
SP Plus Corp.(a)	2,024	69,342
Steelcase, Inc., Class A	7,050	78,466
Stericycle, Inc.(a)	7,499	351,478
Tetra Tech, Inc.	4,336	664,579
UniFirst Corp.	1,233	241,532

Security	Shares	Value

Commercial Services & Supplies (continued)
Viad Corp.(a)	1,358	$45,860
VSE Corp.	852	35,741

		5,348,735

Communications Equipment — 1.0%
ADTRAN Holdings, Inc.	4,233	101,973
Aviat Networks, Inc.(a)	439	12,898
Calix, Inc.(a)	4,535	258,676
Cambium Networks Corp.(a)	746	14,062
Casa Systems, Inc.(a)	2,392	10,573
Ciena Corp.(a)	12,522	646,135
Clearfield, Inc.(a)	1,019	100,422
CommScope Holding Co., Inc.(a)	17,205	155,361
Comtech Telecommunications Corp.	2,159	25,087
Digi International, Inc.(a)(b)	2,647	75,413
DZS, Inc.(a)	1,296	24,287
Extreme Networks, Inc.(a)	9,719	127,124
F5, Inc.(a)(b)	4,928	824,750
Harmonic, Inc.(a)	7,506	81,965
Infinera Corp.(a)	14,147	92,663
Inseego Corp.(a)(b)	7,546	16,828
Juniper Networks, Inc.	26,058	730,406
Lumentum Holdings, Inc.(a)(b)	5,595	506,124
NETGEAR, Inc.(a)	2,060	53,107
NetScout Systems, Inc.(a)	5,796	206,222
Ondas Holdings, Inc.(a)(b)	3,241	14,844
Plantronics, Inc.(a)	3,391	134,928
Ribbon Communications, Inc.(a)	4,753	16,113
Viasat, Inc.(a)	5,720	188,360
Viavi Solutions, Inc.(a)	18,460	273,208

		4,691,529

Construction & Engineering — 1.5%
AECOM	10,810	778,320
Ameresco, Inc., Class A(a)(b)	2,649	151,576
API Group Corp.(a)	16,043	284,122
Arcosa, Inc.	3,732	192,422
Argan, Inc.	1,277	47,453
Comfort Systems USA, Inc.	2,748	290,354
Concrete Pumping Holdings, Inc.(a)	1,782	11,636
Construction Partners, Inc., Class A(a)	3,021	71,839
Dycom Industries, Inc.(a)	2,393	246,862
EMCOR Group, Inc.	4,180	486,427
Fluor Corp.(a)	11,791	299,609
Granite Construction, Inc.	3,643	108,926
Great Lakes Dredge & Dock Corp.(a)	4,995	64,585
IES Holdings, Inc.(a)	549	18,117
Infrastructure & Energy Alternatives, Inc.(a)	2,867	40,482
MasTec, Inc.(a)	4,810	379,653
MDU Resources Group, Inc.	16,452	470,034
MYR Group, Inc.(a)	1,360	129,513
Northwest Pipe Co.(a)	1,024	32,102
NV5 Global, Inc.(a)	1,070	145,092
Primoris Services Corp.	4,355	101,733
Quanta Services, Inc.	11,550	1,602,331
Sterling Infrastructure, Inc.(a)(b)	2,267	58,285
Tutor Perini Corp.(a)	2,825	25,651
Valmont Industries, Inc.	1,702	462,059
WillScot Mobile Mini Holdings Corp.(a)	17,370	670,656

		7,169,839

Construction Materials — 0.1%
Eagle Materials, Inc.	3,216	406,663

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
Summit Materials, Inc., Class A(a)	9,645	$265,334
U.S. Lime & Minerals, Inc.	103	10,596

		682,593

Consumer Finance — 0.7%
Atlanticus Holdings Corp.(a)	357	13,794
Bread Financial Holdings, Inc.	3,807	150,795
Consumer Portfolio Services, Inc.(a)(b)	1,855	23,781
Credit Acceptance Corp.(a)(b)	559	321,934
Curo Group Holdings Corp.	1,527	10,933
Encore Capital Group, Inc.(a)	1,894	137,182
Enova International, Inc.(a)	3,031	104,600
Ezcorp, Inc., Class A(a)	4,902	39,412
FirstCash Holdings, Inc.	3,175	232,601
Green Dot Corp., Class A(a)	3,218	90,426
LendingClub Corp.(a)	8,658	119,913
LendingTree, Inc.(a)	1,057	48,178
Moneylion, Inc.(a)	13,990	21,964
Navient Corp.	9,567	157,569
Nelnet, Inc., Class A	1,319	125,424
NerdWallet, Inc., Class A(a)	2,259	19,608
OneMain Holdings, Inc.	9,444	351,317
Oportun Financial Corp.(a)	1,378	12,650
PRA Group, Inc.(a)	3,564	141,990
PROG Holdings, Inc.(a)	4,793	88,287
Regional Management Corp.	751	30,791
SLM Corp.	21,836	340,642
SoFi Technologies, Inc.(a)(b)	64,149	404,780
Upstart Holdings, Inc.(a)(b)	5,945	144,642
World Acceptance Corp.(a)(b)	315	34,894

		3,168,107

Containers & Packaging — 1.5%
AptarGroup, Inc.	5,270	567,895
Ardagh Group SA(a)	1,258	16,832
Ardagh Metal Packaging SA	12,398	83,810
Avery Dennison Corp.	6,619	1,260,655
Berry Global Group, Inc.(a)	10,605	611,378
Crown Holdings, Inc.	9,516	967,587
Cryptyde, Inc.(a)(b)	1,633	1,813
Graphic Packaging Holding Co.	24,244	539,429
Greif, Inc., Class A	2,252	159,036
Greif, Inc., Class B	451	31,489
Myers Industries, Inc.	3,021	73,501
O-I Glass, Inc.(a)	12,129	178,418
Packaging Corp. of America	7,573	1,064,839
Pactiv Evergreen, Inc.	3,150	32,193
Ranpak Holdings Corp.(a)	3,017	15,417
Sealed Air Corp.	11,890	726,717
Silgan Holdings, Inc.	6,769	301,220
Sonoco Products Co.	8,087	513,444
TriMas Corp.	3,471	102,742

		7,248,415

Distributors — 0.3%
Funko, Inc., Class A(a)(b)	2,450	64,214
Pool Corp.	3,168	1,133,194
Weyco Group, Inc.	681	17,938

		1,215,346

Diversified Consumer Services — 1.0%
2U, Inc.(a)	6,437	63,018
ADT, Inc.(b)	17,170	125,341
Adtalem Global Education, Inc.(a)(b)	3,897	156,270

Security	Shares	Value

Diversified Consumer Services (continued)
American Public Education, Inc.(a)	1,194	$18,758
Beachbody Co., Inc.(a)	14,923	17,908
Bright Horizons Family Solutions, Inc.(a)	4,842	453,550
Carriage Services, Inc.	1,301	47,200
Chegg, Inc.(a)	9,877	210,380
Coursera, Inc.(a)	9,504	132,011
Duolingo, Inc.(a)	1,893	173,683
European Wax Center, Inc., Class A	1,848	38,660
Frontdoor, Inc.(a)	7,073	189,344
Graham Holdings Co., Class B	306	181,914
Grand Canyon Education, Inc.(a)	2,554	245,363
H&R Block, Inc.	13,148	525,394
Laureate Education, Inc., Class A	8,416	99,646
Mister Car Wash, Inc.(a)(b)	5,529	64,136
Nerdy, Inc.(a)	6,580	17,174
OneSpaWorld Holdings Ltd.(a)(b)	4,881	35,192
Perdoceo Education Corp.(a)	6,084	83,351
PowerSchool Holdings, Inc., Class A(a)	3,922	56,516
Rover Group, Inc.(a)	7,950	34,742
Service Corp. International	12,357	920,102
StoneMor, Inc.(a)	1,811	6,139
Strategic Education, Inc.	1,880	135,040
Stride, Inc.(a)(b)	3,179	142,038
Terminix Global Holdings, Inc.(a)	9,873	441,323
Udemy, Inc.(a)	5,934	70,911
Universal Technical Institute, Inc.(a)	2,735	21,989
Vivint Smart Home, Inc.(a)	7,683	36,725
WW International, Inc.(a)(b)	4,188	27,808

		4,771,626

Diversified Financial Services — 0.2%
Alerus Financial Corp.	1,396	34,397
A-Mark Precious Metals, Inc.	1,576	47,753
Banco Latinoamericano de Comercio Exterior SA, Class E	2,413	33,420
Cannae Holdings, Inc.(a)	6,539	138,038
Compass Diversified Holdings	4,836	116,693
Jackson Financial, Inc., Class A	5,997	164,977
Voya Financial, Inc.	8,135	489,402

		1,024,680

Diversified Telecommunication Services — 0.4%
Anterix, Inc.(a)	977	43,467
ATN International, Inc.	786	36,187
Bandwidth, Inc., Class A(a)	1,830	30,433
Charge Enterprises, Inc.(a)	8,933	27,156
Cogent Communications Holdings, Inc.	3,399	216,890
Consolidated Communications Holdings, Inc.(a)	6,031	39,805
EchoStar Corp., Class A(a)(b)	2,906	57,423
Frontier Communications Parent, Inc.(a)	20,209	523,615
Globalstar, Inc.(a)(b)	57,245	80,143
IDT Corp., Class B(a)	1,116	29,049
Iridium Communications, Inc.(a)	10,377	463,956
Liberty Latin America Ltd., Class A(a)	4,067	29,974
Liberty Latin America Ltd., Class C(a)	11,324	83,118
Ooma, Inc.(a)(b)	1,534	18,301
Radius Global Infrastructure, Inc., Class A(a)(b)	6,362	97,211
Starry Group Holdings, Inc., Class A(a)	3,057	9,782

		1,786,510

Electric Utilities — 0.9%
ALLETE, Inc.	4,736	293,964
Hawaiian Electric Industries, Inc.	8,970	379,431
IDACORP, Inc.	4,099	457,940

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
MGE Energy, Inc.	2,982	$242,675
NRG Energy, Inc.	19,200	724,800
OGE Energy Corp.	16,291	669,234
Otter Tail Corp.	3,256	228,799
Pinnacle West Capital Corp.	9,243	679,083
PNM Resources, Inc.	7,071	341,317
Portland General Electric Co.	7,403	380,070
Via Renewables, Inc.	861	6,992

		4,404,305

Electrical Equipment — 1.6%
Acuity Brands, Inc.	2,808	512,179
Allied Motion Technologies, Inc.	885	23,842
Array Technologies, Inc.(a)(b)	12,277	206,867
Atkore, Inc.(a)(b)	3,498	347,246
AZZ, Inc.	2,075	88,270
Babcock & Wilcox Enterprises, Inc.(a)	4,750	37,810
Blink Charging Co.(a)(b)	2,704	57,244
Bloom Energy Corp., Class A(a)	13,086	264,730
ChargePoint Holdings, Inc.(a)	16,163	244,223
Encore Wire Corp.(b)	1,560	216,013
Energy Vault Holdings, Inc.(a)(b)	2,177	9,688
EnerSys	3,367	221,919
Enovix Corp.(a)	8,925	118,881
ESS Tech, Inc.(a)(b)	7,607	28,907
Fluence Energy, Inc.(a)(b)	2,452	33,690
FTC Solar, Inc.(a)	3,585	17,997
FuelCell Energy, Inc.(a)(b)	31,647	113,613
GrafTech International Ltd.	15,578	119,951
Hubbell, Inc.	4,352	953,175
NuScale Power Corp.(a)(b)	1,919	27,518
nVent Electric PLC	13,213	466,551
Plug Power, Inc.(a)(b)	42,584	908,742
Powell Industries, Inc.	551	13,202
Preformed Line Products Co.	205	12,259
Regal Rexnord Corp.	5,400	725,220
Sensata Technologies Holding PLC	12,629	561,612
Shoals Technologies Group, Inc., Class A(a)(b)	9,382	221,697
Stem, Inc.(a)(b)	11,978	135,711
Sunrun, Inc.(a)(b)	16,662	544,681
Thermon Group Holdings, Inc.(a)	2,616	40,731
TPI Composites, Inc.(a)	2,698	44,436
Vertiv Holdings Co.	25,343	289,417
Vicor Corp.(a)	1,869	136,362

		7,744,384

Electronic Equipment, Instruments & Components — 2.1%
908 Devices, Inc.(a)(b)	1,646	37,035
Advanced Energy Industries, Inc.	2,986	267,217
Aeva Technologies, Inc.(a)	8,010	28,275
Akoustis Technologies, Inc.(a)	3,037	12,998
Arlo Technologies, Inc.(a)	6,797	47,783
Arrow Electronics, Inc.(a)	5,424	695,194
Avnet, Inc.	7,899	378,125
Badger Meter, Inc.	2,391	229,990
Belden, Inc.	3,649	236,163
Benchmark Electronics, Inc.	2,943	75,282
Cognex Corp.	14,176	722,693
CTS Corp.	2,544	103,490
ePlus, Inc.(a)	2,023	112,418
Evolv Technologies Holdings, Inc.(a)	7,399	19,903
Fabrinet(a)	2,937	282,128
FARO Technologies, Inc.(a)	1,527	49,658

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Focus Universal, Inc.(a)(b)	1,510	$21,034
Identiv, Inc.(a)(b)	1,707	23,113
II-VI, Inc.(a)(b)	10,400	547,456
Insight Enterprises, Inc.(a)	2,511	234,553
IPG Photonics Corp.(a)	2,905	309,615
Itron, Inc.(a)	3,698	215,963
Jabil, Inc.	11,003	652,918
Kimball Electronics, Inc.(a)(b)	2,023	44,506
Knowles Corp.(a)	7,487	147,868
Lightwave Logic, Inc.(a)(b)	9,450	100,832
Littelfuse, Inc.(b)	1,958	546,027
Methode Electronics, Inc.	2,945	121,452
MicroVision, Inc.(a)(b)	12,291	63,299
Mirion Technologies, Inc.(a)(b)	11,702	79,574
Napco Security Technologies, Inc.(a)	1,900	48,754
National Instruments Corp.	10,612	403,256
nLight, Inc.(a)	3,492	42,812
Novanta, Inc.(a)	2,790	430,218
OSI Systems, Inc.(a)	1,241	119,967
Ouster, Inc.(a)	11,813	20,791
PAR Technology Corp.(a)(b)	1,972	82,075
PC Connection, Inc.	922	43,730
Plexus Corp.(a)	2,157	202,650
Rogers Corp.(a)	1,515	407,914
Sanmina Corp.(a)	4,850	223,343
ScanSource, Inc.(a)	2,054	65,625
SmartRent, Inc.(a)	10,416	58,955
TD SYNNEX Corp.	3,480	349,462
TTM Technologies, Inc.(a)	8,814	119,253
Velodyne Lidar, Inc.(a)	21,965	23,063
Vishay Intertechnology, Inc.	10,506	217,054
Vishay Precision Group, Inc.(a)	917	28,592
Vontier Corp.	13,426	346,391

		9,640,467

Energy Equipment & Services — 0.8%
Archrock, Inc.	10,111	85,337
Borr Drilling Ltd.(a)(b)	10,789	41,430
Bristow Group, Inc.(a)	2,083	53,741
Cactus, Inc., Class A	4,860	202,127
ChampionX Corp.	16,156	337,499
Diamond Offshore Drilling, Inc.(a)(b)	8,354	56,390
DMC Global, Inc.(a)	1,549	35,255
Dril-Quip, Inc.(a)	2,742	70,332
Expro Group Holdings NV(a)(b)	6,671	81,253
Helix Energy Solutions Group, Inc.(a)	12,441	50,262
Helmerich & Payne, Inc.	8,179	378,688
Liberty Energy, Inc., Class A(a)(b)	11,564	164,209
Nabors Industries Ltd.(a)	741	105,585
National Energy Services Reunited Corp.(a)	3,327	23,455
Newpark Resources, Inc.(a)	5,916	20,824
NexTier Oilfield Solutions, Inc.(a)	14,186	141,434
Noble Corp.(a)	3,101	93,030
NOV, Inc.	32,088	597,158
Oceaneering International, Inc.(a)	8,240	87,509
Oil States International, Inc.(a)	4,122	21,022
Patterson-UTI Energy, Inc.	17,277	285,934
ProPetro Holding Corp.(a)	6,697	70,453
RPC, Inc.(a)	6,238	50,902
Select Energy Services, Inc., Class A(a)	4,831	36,088
Solaris Oilfield Infrastructure, Inc., Class A	2,026	22,468
TETRA Technologies, Inc.(a)	9,202	40,305
Tidewater, Inc.(a)	3,436	75,695

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
U.S. Silica Holdings, Inc.(a)	5,658	$78,250
Valaris Ltd.(a)	4,891	245,430
Weatherford International PLC(a)	4,860	112,412

		3,664,477

Entertainment — 0.7%
AMC Entertainment Holdings, Inc., Class A(a)(b)	41,527	604,633
Cinemark Holdings, Inc.(a)	8,544	156,612
IMAX Corp.(a)(b)	3,856	64,819
Liberty Media Corp.-Liberty Braves, Class A(a)	890	25,685
Liberty Media Corp.-Liberty Braves, Class C(a)	2,860	79,136
Liberty Media Corp.-Liberty Formula One, Class A(a)	1,987	123,174
Liberty Media Corp.-Liberty Formula One, Class C(a)	16,016	1,085,404
Lions Gate Entertainment Corp., Class A(a)	5,238	45,885
Lions Gate Entertainment Corp., Class B(a)	8,954	74,408
Madison Square Garden Entertainment Corp.(a)(b)	2,010	117,042
Madison Square Garden Sports Corp.(a)	1,561	240,051
Marcus Corp.(a)	1,514	24,875
Playstudios, Inc.(a)	6,414	25,784
Playtika Holding Corp.(a)(b)	8,098	99,363
Reservoir Media, Inc.(a)	1,932	12,558
Skillz, Inc.(a)(b)	23,506	37,140
World Wrestling Entertainment, Inc., Class A	3,526	244,387

		3,060,956

Equity Real Estate Investment Trusts (REITs) — 7.8%
Acadia Realty Trust	7,051	120,784
Agree Realty Corp.	5,923	471,412
Alexander & Baldwin, Inc.	5,679	113,069
Alexander’s, Inc.	191	46,510
American Assets Trust, Inc.	3,981	120,346
American Campus Communities, Inc.	11,246	734,589
American Homes 4 Rent, Class A	24,679	934,841
Americold Realty Trust, Inc.	21,897	717,127
Apartment Income REIT Corp.	12,884	584,161
Apartment Investment & Management Co., Class A(a)	11,941	99,349
Apple Hospitality REIT, Inc.	16,846	280,991
Armada Hoffler Properties, Inc.	4,527	64,193
Ashford Hospitality Trust, Inc.(a)	3,237	28,227
Bluerock Residential Growth REIT, Inc.	2,305	60,552
Braemar Hotels & Resorts, Inc.	5,143	26,692
Brandywine Realty Trust	13,623	127,375
Brixmor Property Group, Inc.	24,472	567,261
Broadstone Net Lease, Inc.	13,672	309,944
BRT Apartments Corp.	862	19,817
Camden Property Trust	8,346	1,177,621
CareTrust REIT, Inc.	7,920	163,548
Catchmark Timber Trust, Inc., Class A	4,609	51,805
CBL & Associates Properties, Inc.	2,282	70,263
Cedar Realty Trust, Inc.	964	28,014
Centerspace	1,187	101,951
Chatham Lodging Trust(a)	4,196	51,023
City Office REIT, Inc.	3,573	50,379
Clipper Realty, Inc.	722	6,505
Community Healthcare Trust, Inc.	2,048	79,770
Corporate Office Properties Trust	9,259	260,641
Cousins Properties, Inc.	11,696	360,822
CTO Realty Growth, Inc.	1,245	26,394
CubeSmart	17,977	824,605
DiamondRock Hospitality Co.(a)	17,144	159,096
Diversified Healthcare Trust	21,017	36,359
Douglas Emmett, Inc.	13,885	328,241
Easterly Government Properties, Inc.	7,513	152,288

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
EastGroup Properties, Inc.	3,336	$568,921
Empire State Realty Trust, Inc., Class A	10,844	92,499
EPR Properties	6,041	325,066
Equity Commonwealth(a)	8,542	239,603
Equity LifeStyle Properties, Inc.	14,518	1,067,363
Essential Properties Realty Trust, Inc.	10,774	259,869
Farmland Partners, Inc.	4,302	63,842
Federal Realty OP LP	6,429	678,967
First Industrial Realty Trust, Inc.	10,723	557,060
Four Corners Property Trust, Inc.	6,093	178,098
Franklin Street Properties Corp.	8,203	31,089
Gaming & Leisure Properties, Inc.	19,031	989,422
Getty Realty Corp.	2,920	85,673
Gladstone Commercial Corp.	3,405	71,335
Gladstone Land Corp.	2,460	66,691
Global Medical REIT, Inc.	5,068	61,728
Global Net Lease, Inc.	7,630	115,137
Healthcare Realty Trust, Inc.(b)	31,003	813,829
Hersha Hospitality Trust(a)	2,133	21,501
Highwoods Properties, Inc.	8,705	309,637
Host Hotels & Resorts, Inc.	58,040	1,033,692
Hudson Pacific Properties, Inc.	12,119	182,270
Independence Realty Trust, Inc.	17,677	392,429
Indus Realty Trust, Inc.	460	28,097
Industrial Logistics Properties Trust	5,163	51,785
Innovative Industrial Properties, Inc.	2,280	219,815
InvenTrust Properties Corp.	5,420	155,391
Iron Mountain, Inc.(b)	23,463	1,137,721
iStar, Inc.	5,517	92,189
JBG SMITH Properties	9,884	251,449
Kilroy Realty Corp.	9,496	514,493
Kimco Realty Corp.(b)	48,533	1,073,065
Kite Realty Group Trust(b)	17,291	343,918
Lamar Advertising Co., Class A	7,097	717,223
Life Storage, Inc.	6,868	864,613
LTC Properties, Inc.	3,093	129,597
LXP Industrial Trust	23,583	258,705
Macerich Co.	17,459	185,240
Medical Properties Trust, Inc.	48,385	834,157
National Health Investors, Inc.	3,449	223,633
National Retail Properties, Inc.	14,381	684,679
National Storage Affiliates Trust	6,813	373,625
Necessity Retail REIT, Inc.	9,666	75,298
NETSTREIT Corp.	4,384	89,872
NexPoint Residential Trust, Inc.	1,814	120,704
Office Properties Income Trust	3,857	80,148
Omega Healthcare Investors, Inc.	19,231	596,161
One Liberty Properties, Inc.	1,163	32,273
Orion Office REIT, Inc.	4,549	49,766
Outfront Media, Inc.	11,424	210,887
Paramount Group, Inc.	14,766	115,913
Park Hotels & Resorts, Inc.	18,939	295,259
Pebblebrook Hotel Trust	10,776	210,779
Phillips Edison & Co., Inc.	9,351	318,308
Physicians Realty Trust	18,475	328,301
Piedmont Office Realty Trust, Inc., Class A	9,445	129,963
Plymouth Industrial REIT, Inc.	2,453	47,245
Postal Realty Trust, Inc., Class A	1,528	25,793
PotlatchDeltic Corp.	5,568	272,999
Rayonier, Inc.	12,050	454,887
Regency Centers Corp.	14,136	910,782
Retail Opportunity Investments Corp.	8,849	154,504

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Rexford Industrial Realty, Inc.	13,491	$882,446
RLJ Lodging Trust	13,065	163,182
RPT Realty	6,573	71,448
Ryman Hospitality Properties, Inc.(a)	4,270	378,066
Sabra Health Care REIT, Inc.	18,431	283,653
Safehold, Inc.	1,614	68,821
Saul Centers, Inc.	846	44,229
Service Properties Trust	12,089	79,062
SITE Centers Corp.	16,329	238,567
SL Green Realty Corp.	5,131	254,754
Spirit Realty Capital, Inc.	11,285	500,377
STAG Industrial, Inc.	14,756	483,702
STORE Capital Corp.	20,823	604,283
Summit Hotel Properties, Inc.(a)	7,856	61,670
Sunstone Hotel Investors, Inc.(a)	17,262	195,578
Tanger Factory Outlet Centers, Inc.	8,629	140,394
Terreno Realty Corp.	6,073	380,473
UMH Properties, Inc.	4,823	102,778
Uniti Group, Inc.	19,160	191,025
Universal Health Realty Income Trust	901	48,564
Urban Edge Properties	8,997	147,821
Urstadt Biddle Properties, Inc., Class A	2,994	55,090
Veris Residential, Inc.(a)	7,018	97,901
Vornado Realty Trust	14,314	435,002
Washington Real Estate Investment Trust	7,345	162,839
Whitestone REIT	3,929	44,123
Xenia Hotels & Resorts, Inc.(a)	9,042	148,470

		36,485,841

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc., Class A	13,220	354,957
Andersons, Inc.	2,518	91,076
BJ’s Wholesale Club Holdings, Inc.(a)	10,786	730,212
Casey’s General Stores, Inc.	3,022	612,408
Chefs’ Warehouse, Inc.(a)	2,522	87,287
Grocery Outlet Holding Corp.(a)	7,047	301,048
HF Foods Group, Inc.(a)	2,066	10,867
Ingles Markets, Inc., Class A	1,103	105,293
Natural Grocers by Vitamin Cottage, Inc.	452	7,494
Performance Food Group Co.(a)	12,344	613,620
PriceSmart, Inc.	1,874	124,396
Rite Aid Corp.(a)(b)	5,838	48,047
SpartanNash Co.	2,858	92,285
Sprouts Farmers Market, Inc.(a)	9,127	252,270
U.S. Foods Holding Corp.(a)	18,150	571,725
United Natural Foods, Inc.(a)	4,578	194,611
Village Super Market, Inc., Class A	548	12,368
Weis Markets, Inc.	1,324	101,855

		4,311,819

Food Products — 1.3%
Alico, Inc.	655	23,868
AppHarvest, Inc.(a)	5,368	20,613
B&G Foods, Inc.(b)	5,413	133,755
Benson Hill, Inc.(a)(b)	15,385	50,001
Beyond Meat, Inc.(a)(b)	5,249	167,915
BRC, Inc.(a)(b)	2,634	24,733
Calavo Growers, Inc.	1,546	62,304
Cal-Maine Foods, Inc.	3,196	163,348
Darling Ingredients, Inc.(a)	12,921	895,167
Flowers Foods, Inc.	15,109	429,247
Fresh Del Monte Produce, Inc.	2,655	78,880
Freshpet, Inc.(a)(b)	3,778	201,896
Hain Celestial Group, Inc.(a)	6,172	140,413

Security	Shares	Value

Food Products (continued)
Hostess Brands, Inc.(a)	11,074	$250,494
Ingredion, Inc.	5,424	493,475
J & J Snack Foods Corp.	1,245	168,710
John B Sanfilippo & Son, Inc.	868	65,013
Lamb Weston Holdings, Inc.	11,658	928,676
Lancaster Colony Corp.	1,641	217,236
Landec Corp.(a)	2,948	30,895
Mission Produce, Inc.(a)	3,037	43,065
Pilgrim’s Pride Corp.(a)	3,934	123,410
Post Holdings, Inc.(a)	4,576	397,837
Seaboard Corp.	20	81,213
Seneca Foods Corp., Class A(a)	468	26,639
Simply Good Foods Co.(a)	7,333	239,202
Sovos Brands, Inc.(a)(b)	1,867	26,437
SunOpta, Inc.(a)	8,079	71,257
Tattooed Chef, Inc.(a)(b)	3,676	23,196
Tootsie Roll Industries, Inc.	1,151	40,423
TreeHouse Foods, Inc.(a)	4,337	188,313
Utz Brands, Inc.	4,712	79,256
Vital Farms, Inc.(a)	1,638	19,328
Whole Earth Brands, Inc.(a)	3,360	18,077

		5,924,292

Gas Utilities — 0.8%
Brookfield Infrastructure Corp., Class A(b)	7,934	363,456
Chesapeake Utilities Corp.	1,336	183,206
National Fuel Gas Co.	7,113	514,554
New Jersey Resources Corp.	7,651	353,400
Northwest Natural Holding Co.	2,989	160,419
ONE Gas, Inc.	4,456	378,493
South Jersey Industries, Inc.	9,799	335,910
Southwest Gas Holdings, Inc.	5,200	452,192
Spire, Inc.	4,220	317,513
UGI Corp.	17,029	734,972

		3,794,115

Health Care Equipment & Supplies — 2.7%
Alphatec Holdings, Inc.(a)	5,089	38,371
AngioDynamics, Inc.(a)	3,024	68,615
Artivion, Inc.(a)	3,333	65,327
AtriCure, Inc.(a)	3,386	167,302
Atrion Corp.	102	68,942
Avanos Medical, Inc.(a)	3,526	100,033
Axogen, Inc.(a)	3,861	35,985
Axonics, Inc.(a)	3,934	255,199
BioLife Solutions, Inc.(a)	2,972	57,270
Bioventus, Inc., Class A(a)	2,120	17,999
Butterfly Network, Inc.(a)(b)	9,702	42,107
Cardiovascular Systems, Inc.(a)	3,160	48,696
Cerus Corp.(a)	13,209	71,329
CONMED Corp.	2,273	221,913
CryoPort, Inc.(a)	3,836	142,699
Cue Health, Inc.(a)	8,872	29,987
Cutera, Inc.(a)	1,552	72,044
Dentsply Sirona, Inc.	17,427	630,160
Embecta Corp.(a)	4,631	136,290
Enovis Corp.(a)(b)	4,183	249,809
Envista Holdings Corp.(a)	13,190	536,173
Figs, Inc., Class A(a)(b)	10,562	111,640
Glaukos Corp.(a)	3,776	203,338
Globus Medical, Inc., Class A(a)	6,391	375,088
Haemonetics Corp.(a)	4,142	287,828
Heska Corp.(a)(b)	738	67,520
ICU Medical, Inc.(a)	1,568	277,803

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Inari Medical, Inc.(a)	3,897	$302,329
Inogen, Inc.(a)	1,653	45,986
Inspire Medical Systems, Inc.(a)	2,125	444,104
Integer Holdings Corp.(a)	2,562	179,058
Integra LifeSciences Holdings Corp.(a)	5,730	315,379
iRadimed Corp.	385	16,266
iRhythm Technologies, Inc.(a)	2,456	379,771
Lantheus Holdings, Inc.(a)	5,590	428,865
LeMaitre Vascular, Inc.	1,643	82,725
LivaNova PLC(a)	4,283	272,699
Masimo Corp.(a)	4,076	589,308
Meridian Bioscience, Inc.(a)	3,579	113,311
Merit Medical Systems, Inc.(a)	4,649	267,224
Mesa Laboratories, Inc.	377	80,395
Nano-X Imaging Ltd.(a)(b)	3,726	44,861
Neogen Corp.(a)	8,748	202,341
Nevro Corp.(a)	2,922	126,669
Novocure Ltd.(a)(b)	8,339	566,969
NuVasive, Inc.(a)	4,163	218,641
Omnicell, Inc.(a)	3,540	389,825
OraSure Technologies, Inc.(a)(b)	4,986	15,257
Orthofix Medical, Inc.(a)	1,696	43,502
OrthoPediatrics Corp.(a)	1,209	57,125
Outset Medical, Inc.(a)	3,654	56,454
Paragon 28, Inc.(a)(b)	3,857	73,283
Penumbra, Inc.(a)	2,957	412,147
PROCEPT BioRobotics Corp.(a)	2,123	81,311
Pulmonx Corp.(a)	2,238	38,135
QuidelOrtho Corp.(a)	4,023	410,507
RxSight, Inc.(a)	1,967	29,426
SeaSpine Holdings Corp.(a)	2,063	12,254
Senseonics Holdings, Inc.(a)(b)	30,446	39,275
Shockwave Medical, Inc.(a)	2,849	600,940
SI-BONE, Inc.(a)	2,887	38,801
Sight Sciences, Inc.(a)(b)	1,934	17,948
Silk Road Medical, Inc.(a)	2,852	129,794
STAAR Surgical Co.(a)	3,815	307,870
Surmodics, Inc.(a)	1,066	37,097
Tactile Systems Technology, Inc.(a)	1,405	10,889
Tandem Diabetes Care, Inc.(a)	5,282	349,721
TransMedics Group, Inc.(a)	2,324	93,843
Treace Medical Concepts, Inc.(a)	2,265	38,324
UFP Technologies, Inc.(a)	654	52,660
Utah Medical Products, Inc.	201	18,359
Varex Imaging Corp.(a)	3,059	68,185
Vicarious Surgical, Inc.(a)(b)	5,566	21,707
ViewRay, Inc.(a)	13,478	41,108
Zimvie, Inc.(a)	1,890	36,704
Zynex, Inc.(b)	1,263	10,837

		12,589,656

Health Care Providers & Services — 2.6%
1Life Healthcare, Inc.(a)	15,478	262,197
23andMe Holding Co., Class A(a)(b)	15,799	43,921
Acadia Healthcare Co., Inc.(a)	7,092	587,998
Accolade, Inc.(a)	5,365	49,573
AdaptHealth Corp.(a)(b)	6,013	132,947
Addus HomeCare Corp.(a)	1,283	119,075
Agiliti, Inc.(a)	2,280	49,909
Agilon Health, Inc.(a)	15,232	381,257
Alignment Healthcare, Inc.(a)	7,129	104,654
Amedisys, Inc.(a)(b)	2,534	303,700
AMN Healthcare Services, Inc.(a)(b)	3,524	396,239

Security	Shares	Value

Health Care Providers & Services (continued)
Apollo Medical Holdings, Inc.(a)(b)	3,219	$170,704
ATI Physical Therapy, Inc.(a)	8,934	9,381
Aveanna Healthcare Holdings, Inc.(a)	2,434	5,160
Brookdale Senior Living, Inc.(a)	14,540	70,083
Cano Health, Inc.(a)	13,820	84,164
CareMax, Inc.(a)	5,496	39,296
Castle Biosciences, Inc.(a)	1,672	46,749
Chemed Corp.	1,204	579,232
Clover Health Investments Corp.(a)	32,497	90,992
Community Health Systems, Inc.(a)	9,421	28,075
CorVel Corp.(a)	765	126,141
Covetrus, Inc.(a)	8,479	176,109
Cross Country Healthcare, Inc.(a)	2,716	71,594
DaVita, Inc.(a)(b)	4,801	404,052
DocGo, Inc.(a)(b)	6,893	53,283
Encompass Health Corp.	7,917	400,758
Enhabit, Inc.	3,958	69,305
Ensign Group, Inc.	4,208	335,335
Fulgent Genetics, Inc.(a)	1,832	109,462
Guardant Health, Inc.(a)	7,965	399,604
Hanger, Inc.(a)	2,498	46,388
HealthEquity, Inc.(a)	6,792	395,091
Henry Schein, Inc.(a)	11,112	875,959
Hims & Hers Health, Inc.(a)	10,833	67,056
Innovage Holding Corp.(a)(b)	1,143	5,086
Invitae Corp.(a)(b)	14,909	28,327
Joint Corp.(a)(b)	1,125	19,237
LHC Group, Inc.(a)	2,404	391,996
LifeStance Health Group, Inc.(a)	5,456	32,518
ModivCare, Inc.(a)	985	98,303
National HealthCare Corp.	1,076	76,428
National Research Corp.	1,024	38,810
Oak Street Health, Inc.(a)(b)	9,606	278,094
Oncology Institute, Inc.(a)	2,490	16,085
OPKO Health, Inc.(a)	34,156	80,608
Option Care Health, Inc.(a)	11,604	389,894
Owens & Minor, Inc.	5,855	207,325
P3 Health Partners, Inc.(a)(b)	3,386	16,625
Patterson Cos., Inc.	7,060	219,284
Pediatrix Medical Group Inc.(a)	6,992	158,439
Pennant Group, Inc.(a)	2,190	29,215
PetIQ, Inc.(a)	2,381	39,048
Premier, Inc., Class A	9,436	362,909
Privia Health Group, Inc.(a)	3,595	132,224
Progyny, Inc.(a)	6,197	189,194
R1 RCM, Inc.(a)	10,775	269,375
RadNet, Inc.(a)	3,354	68,992
Select Medical Holdings Corp.	9,091	269,275
Sema4 Holdings Corp.(a)	16,646	26,966
Signify Health, Inc., Class A(a)(b)	5,462	93,455
Surgery Partners, Inc.(a)(b)	3,342	131,608
Tenet Healthcare Corp.(a)	8,432	557,524
U.S. Physical Therapy, Inc.	1,014	131,597
Universal Health Services, Inc., Class B	5,346	601,265

		12,045,149

Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.(a)	9,421	149,040
American Well Corp., Class A(a)	19,284	75,208
Babylon Holdings Ltd., Class A(a)	12,883	13,012
Certara, Inc.(a)(b)	9,382	215,692
Change Healthcare, Inc.(a)	20,310	492,924
Computer Programs & Systems, Inc.(a)	1,293	43,652

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Convey Health Solutions Holdings, Inc.(a)	1,832	$19,144
Definitive Healthcare Corp.(a)(b)	2,633	68,405
Doximity, Inc., Class A(a)(b)	7,698	325,779
Evolent Health, Inc., Class A(a)	6,595	224,164
Health Catalyst, Inc.(a)(b)	4,167	69,756
HealthStream, Inc.(a)	2,377	57,191
Multiplan Corp.(a)(b)	30,982	156,769
NextGen Healthcare, Inc.(a)	4,289	73,428
Nutex Health, Inc.(a)(b)	4,789	12,643
OptimizeRx Corp.(a)	1,290	28,986
Phreesia, Inc.(a)	3,850	90,437
Schrodinger, Inc.(a)(b)	4,551	142,446
Sharecare, Inc.(a)	7,973	11,401
Simulations Plus, Inc.	1,296	83,138
Teladoc Health, Inc.(a)(b)	13,091	482,403

		2,835,618

Hotels, Restaurants & Leisure — 2.4%
Accel Entertainment, Inc.(a)	4,658	56,176
Aramark	18,689	624,213
Bally’s Corp.(a)(b)	3,610	79,312
Biglari Holdings, Inc., Class B(a)	53	6,371
BJ’s Restaurants, Inc.(a)	1,715	40,251
Bloomin’ Brands, Inc.	7,457	152,048
Bluegreen Vacations Holding Corp.	1,072	28,172
Bowlero Corp.(a)	3,182	36,402
Boyd Gaming Corp.	6,470	359,150
Brinker International, Inc.(a)	3,452	95,793
Century Casinos, Inc.(a)	1,954	16,472
Cheesecake Factory, Inc.	3,912	114,348
Choice Hotels International, Inc.	2,727	329,613
Churchill Downs, Inc.	2,948	618,490
Chuy’s Holdings, Inc.(a)	1,332	29,610
Cracker Barrel Old Country Store, Inc.	1,887	179,397
Dave & Buster’s Entertainment, Inc.(a)	3,326	124,259
Denny’s Corp.(a)	5,418	52,609
Dine Brands Global, Inc.	1,243	88,638
El Pollo Loco Holdings, Inc.(a)(b)	1,165	11,324
Everi Holdings, Inc.(a)	6,618	127,132
F45 Training Holdings, Inc.(a)(b)	2,829	5,573
First Watch Restaurant Group, Inc.(a)	848	14,094
Full House Resorts, Inc.(a)	3,467	21,530
Golden Entertainment, Inc.(a)	1,736	76,158
Hilton Grand Vacations, Inc.(a)	7,144	291,261
Hyatt Hotels Corp., Class A(a)	4,086	338,117
Inspired Entertainment, Inc.(a)	2,177	22,510
International Game Technology PLC	8,232	155,996
Jack in the Box, Inc.	1,717	118,713
Krispy Kreme, Inc.	6,487	92,634
Kura Sushi USA, Inc., Class A(a)	513	43,318
Life Time Group Holdings, Inc.(a)	3,198	46,371
Lindblad Expeditions Holdings, Inc.(a)	2,475	19,553
Marriott Vacations Worldwide Corp.	3,269	447,592
Monarch Casino & Resort, Inc.(a)(b)	1,017	65,241
NEOGAMES SA(a)	937	14,327
Noodles & Co.(a)	3,368	17,547
Norwegian Cruise Line Holdings Ltd.(a)(b)	35,246	428,239
ONE Group Hospitality, Inc.(a)	2,056	17,250
Papa John’s International, Inc.	2,654	254,492
Penn National Gaming, Inc.(a)(b)	13,547	468,049
Planet Fitness, Inc., Class A(a)	6,883	542,449

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Portillo’s, Inc., Class A(a)	1,794	$40,957
RCI Hospitality Holdings, Inc.	817	46,536
Red Rock Resorts, Inc., Class A	4,136	162,669
Rush Street Interactive, Inc.(a)	3,742	20,731
Ruth’s Hospitality Group, Inc.	2,288	40,154
Scientific Games Corp., Class A(a)	8,000	407,520
SeaWorld Entertainment, Inc.(a)	3,749	178,940
Shake Shack, Inc., Class A(a)	2,896	149,028
Six Flags Entertainment Corp.(a)	6,233	141,302
Sweetgreen, Inc., Class A(a)	1,082	16,998
Target Hospitality Corp.(a)	3,536	48,620
Texas Roadhouse, Inc.	5,502	479,884
Travel & Leisure Co.	6,917	298,192
Vacasa, Inc., Class A(a)	4,374	11,416
Vail Resorts, Inc.	3,267	774,704
Wendy’s Co.	14,337	301,507
Wingstop, Inc.	2,418	305,103
Wyndham Hotels & Resorts, Inc.	7,347	509,955
Wynn Resorts Ltd.(a)	8,744	555,069
Xponential Fitness, Inc., Class A(a)	1,788	26,534

		11,186,613

Household Durables — 1.5%
Aterian, Inc.(a)(b)	1,701	3,878
Beazer Homes USA, Inc.(a)	1,948	28,733
Cavco Industries, Inc.(a)	708	182,515
Century Communities, Inc.	2,335	119,482
Dream Finders Homes, Inc., Class A(a)	2,017	26,221
Ethan Allen Interiors, Inc.	1,559	35,841
GoPro, Inc., Class A(a)	10,116	64,338
Green Brick Partners, Inc.(a)	2,304	61,747
Helen of Troy Ltd.(a)	1,974	264,102
Hovnanian Enterprises, Inc., Class A(a)	380	18,434
Installed Building Products, Inc.	1,839	186,511
iRobot Corp.(a)	2,074	95,425
KB Home	6,345	207,101
Landsea Homes Corp.(a)	1,637	12,048
La-Z-Boy, Inc.	3,559	99,189
Legacy Housing Corp.(a)	600	8,148
Leggett & Platt, Inc.	10,910	432,472
LGI Homes, Inc.(a)(b)	1,769	199,543
Lifetime Brands, Inc.	937	10,082
Lovesac Co.(a)	1,011	31,503
M/I Homes, Inc.(a)	2,541	116,911
MDC Holdings, Inc.	4,697	170,266
Meritage Homes Corp.(a)	2,954	260,838
Mohawk Industries, Inc.(a)	4,320	555,034
Newell Brands, Inc.	30,356	613,495
PulteGroup, Inc.(b)	18,917	825,160
Purple Innovation, Inc.(a)	4,278	14,930
Skyline Champion Corp.(a)	4,269	270,228
Snap One Holdings Corp.(a)	1,129	13,729
Sonos, Inc.(a)	10,220	225,964
Taylor Morrison Home Corp.(a)	9,619	276,065
Tempur Sealy International, Inc.	13,961	383,648
Toll Brothers, Inc.	8,764	431,014
TopBuild Corp.(a)	2,648	560,635
Traeger, Inc.(a)	3,244	9,959
Tri Pointe Homes, Inc.(a)	8,644	160,087
Tupperware Brands Corp.(a)	3,714	27,706
Universal Electronics, Inc.(a)	894	24,809

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Vizio Holding Corp., Class A(a)	5,660	$51,846
Vuzix Corp.(a)(b)	4,194	34,265
Weber, Inc., Class A(b)	2,944	18,753

		7,132,655

Household Products — 0.2%
Central Garden & Pet Co.(a)	915	39,656
Central Garden & Pet Co., Class A(a)	3,045	124,236
Energizer Holdings, Inc.	5,182	153,024
Reynolds Consumer Products, Inc.	4,434	128,852
Spectrum Brands Holdings, Inc.	3,183	221,346
WD-40 Co.	1,104	195,817

		862,931

Independent Power and Renewable Electricity Producers — 0.5%
Altus Power, Inc.(a)(b)	3,530	27,675
Brookfield Renewable Corp., Class A	10,249	400,941
Clearway Energy, Inc., Class A	2,950	101,863
Clearway Energy, Inc., Class C	6,697	251,405
Montauk Renewables, Inc.(a)(b)	5,164	61,813
Ormat Technologies, Inc.	3,611	312,496
Sunnova Energy International, Inc.(a)(b)	8,039	209,175
Vistra Corp.	34,742	898,081

		2,263,449

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A.	1,984	45,334

Insurance — 3.3%
Alleghany Corp.(a)	1,076	901,128
Ambac Financial Group, Inc.(a)	4,615	54,319
American Equity Investment Life Holding Co.	6,420	241,135
American Financial Group, Inc.	5,585	746,603
AMERISAFE, Inc.	1,647	75,037
Argo Group International Holdings Ltd.	2,546	83,483
Assurant, Inc.	4,332	761,479
Assured Guaranty Ltd.	4,948	288,914
Axis Capital Holdings Ltd.	6,216	313,846
Bright Health Group, Inc.(a)	20,063	33,706
Brighthouse Financial, Inc.(a)	5,921	257,090
Brown & Brown, Inc.	19,276	1,254,868
BRP Group, Inc., Class A(a)(b)	4,764	131,343
CNO Financial Group, Inc.	10,167	190,631
Crawford & Co., Class A	1,123	8,142
Donegal Group, Inc., Class A	1,267	17,941
eHealth, Inc.(a)	1,827	13,520
Employers Holdings, Inc.	1,304	51,782
Enstar Group Ltd.(a)	920	182,086
Erie Indemnity Co., Class A	2,067	420,345
Everest Re Group Ltd.	3,210	838,933
First American Financial Corp.	8,274	479,892
Genworth Financial, Inc., Class A(a)	33,748	143,429
Globe Life, Inc.	7,477	753,158
Goosehead Insurance, Inc., Class A	1,670	93,871
Greenlight Capital Re Ltd., Class A(a)	2,446	17,587
Hanover Insurance Group, Inc.	3,018	411,866
HCI Group, Inc.	677	46,354
Hippo Holdings, Inc.(a)	25,485	21,764
Horace Mann Educators Corp.	2,534	86,789
Investors Title Co.	146	21,754
James River Group Holdings Ltd.	2,003	47,591
Kemper Corp.	5,257	246,028
Kinsale Capital Group, Inc.(b)	1,753	426,347
Lemonade, Inc.(a)(b)	2,883	54,345

Security	Shares	Value

Insurance (continued)
Lincoln National Corp.	14,078	$722,765
MBIA, Inc.(a)	3,954	49,741
Mercury General Corp.	2,379	99,751
National Western Life Group, Inc., Class A	203	41,006
NI Holdings, Inc.(a)	788	11,694
Old Republic International Corp.	23,450	545,681
Oscar Health, Inc., Class A(a)	10,292	55,577
Palomar Holdings, Inc.(a)	2,076	129,480
Primerica, Inc.	3,131	402,928
ProAssurance Corp.	2,856	63,203
Reinsurance Group of America, Inc.	5,498	636,558
RenaissanceRe Holdings Ltd.	3,592	464,482
RLI Corp.	3,217	353,806
Root, Inc., Class A(a)	15,964	16,762
Ryan Specialty Holdings, Inc.(a)	6,683	288,973
Safety Insurance Group, Inc.	854	73,914
Selective Insurance Group, Inc.	4,752	369,991
Selectquote, Inc.(a)	10,164	18,702
SiriusPoint Ltd.(a)	6,870	30,091
Stewart Information Services Corp.	1,624	88,752
Tiptree, Inc.	2,680	29,775
Trean Insurance Group, Inc.(a)	1,099	5,671
Trupanion, Inc.(a)(b)	3,091	194,826
United Fire Group, Inc.	1,943	63,789
Universal Insurance Holdings, Inc.	1,866	23,605
Unum Group	16,316	525,212
White Mountains Insurance Group Ltd.(b)	236	292,505

		15,316,346

Interactive Media & Services — 0.4%
Bumble, Inc., Class A(a)	6,900	261,648
Cargurus, Inc.(a)	8,437	204,935
Cars.com, Inc.(a)	5,338	62,775
DHI Group, Inc.(a)	3,723	18,206
Eventbrite, Inc., Class A(a)(b)	6,080	56,909
EverQuote, Inc., Class A(a)(b)	1,321	13,804
FuboTV, Inc.(a)(b)	18,041	45,283
IAC/InterActiveCorp.(a)	6,238	427,303
MediaAlpha, Inc., Class A(a)	1,382	17,026
Outbrain, Inc.(a)(b)	2,117	11,855
QuinStreet, Inc.(a)	4,180	44,935
Shutterstock, Inc.	1,836	103,734
TripAdvisor, Inc.(a)	8,132	154,589
TrueCar, Inc.(a)	6,796	17,466
Vimeo, Inc.(a)	10,895	60,576
Vinco Ventures, Inc.(a)	16,325	12,407
Yelp, Inc.(a)	5,841	179,085
Ziff Davis, Inc.(a)	3,721	304,713
ZipRecruiter, Inc., Class A(a)	6,613	115,926

		2,113,175

Internet & Direct Marketing Retail — 0.2%
1-800-Flowers.com, Inc., Class A(a)	1,832	18,265
1stdibs.com, Inc.(a)	1,183	7,666
CarParts.com, Inc.(a)	3,447	27,507
ContextLogic, Inc., Class A(a)	47,200	70,800
Duluth Holdings, Inc., Class B(a)	688	6,632
Groupon, Inc.(a)(b)	1,920	20,352
Lands’ End, Inc.(a)	952	12,138
Liquidity Services, Inc.(a)	1,902	38,287
Lulu’s Fashion Lounge Holdings, Inc.(a)	1,329	7,442
Overstock.com, Inc.(a)	3,709	107,561
PetMed Express, Inc.	1,754	38,272

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Porch Group, Inc.(a)	6,376	$12,306
Poshmark, Inc., Class A(a)	4,190	45,210
Quotient Technology, Inc.(a)	5,899	16,340
Qurate Retail, Inc., Series A	30,886	84,319
RealReal, Inc.(a)	5,872	13,682
Rent the Runway, Inc., Class A(a)(b)	2,183	9,693
Revolve Group, Inc.(a)	3,418	96,798
RumbleON, Inc., Class B(a)	1,229	20,524
Stitch Fix, Inc., Class A(a)	6,141	36,662
ThredUp, Inc., Class A(a)	5,918	13,315
Vivid Seats, Inc., Class A	2,502	20,917
Wayfair, Inc., Class A(a)(b)	6,256	337,261
Xometry, Inc., Class A(a)(b)	2,769	105,222

		1,167,171

IT Services — 2.6%
Affirm Holdings, Inc.(a)(b)	14,226	381,826
Amdocs Ltd.	9,948	866,073
AvidXchange Holdings, Inc.(a)	12,079	87,210
BigCommerce Holdings, Inc., Series-1(a)	5,459	85,433
Brightcove, Inc.(a)	2,788	16,589
Cantaloupe, Inc.(a)	4,940	29,986
Cass Information Systems, Inc.	1,080	39,377
Cerberus Cyber Sentinel Corp.(a)(b)	3,857	12,381
Concentrix Corp.	3,507	469,096
Conduent, Inc.(a)	14,456	67,365
Core Scientific, Inc.(a)	18,552	46,565
CSG Systems International, Inc.	2,385	155,621
Cyxtera Technologies, Inc.(a)(b)	3,272	39,886
DigitalOcean Holdings, Inc.(a)(b)	6,088	249,486
DXC Technology Co.(a)	19,911	629,188
Edgio, Inc.(a)	8,726	22,077
Euronet Worldwide, Inc.(a)	3,816	374,998
EVERTEC, Inc.	4,918	191,753
Evo Payments, Inc., Class A(a)	3,471	94,897
ExlService Holdings, Inc.(a)	2,582	434,731
Fastly, Inc., Class A(a)(b)	9,287	105,593
Flywire Corp.(a)	4,795	112,491
Genpact Ltd.	14,631	703,458
Globant SA(a)(b)	3,313	660,082
Grid Dynamics Holdings, Inc.(a)	4,287	80,896
Hackett Group, Inc.	2,089	43,806
I3 Verticals, Inc., Class A(a)	1,955	53,039
IBEX Holdings Ltd.(a)(b)	349	6,303
Information Services Group, Inc.	3,455	25,774
International Money Express, Inc.(a)	2,814	67,649
Jack Henry & Associates, Inc.(b)	5,911	1,228,128
Kyndryl Holdings, Inc.(a)	14,660	153,490
Marqeta, Inc., Class A(a)	34,844	334,154
Maximus, Inc.	5,060	338,261
MoneyGram International, Inc.(a)	8,023	81,514
Paya Holdings, Inc.(a)(b)	7,332	51,251
Payoneer Global, Inc.(a)	18,290	97,669
Paysafe Ltd.(a)(b)	28,678	57,643
Perficient, Inc.(a)	2,737	288,808
PFSweb, Inc.(a)	1,688	18,416
Priority Technology Holdings, Inc.(a)	789	3,543
Rackspace Technology, Inc.(a)(b)	3,856	25,989
Remitly Global, Inc.(a)(b)	7,011	66,815
Repay Holdings Corp.(a)	6,796	91,066
Sabre Corp.(a)	26,972	165,878
Shift4 Payments, Inc., Class A(a)(b)	4,346	158,325

Security	Shares	Value

IT Services (continued)
SolarWinds Corp.	4,532	$48,538
Squarespace, Inc., Class A(a)	2,599	55,281
StoneCo. Ltd., Class A(a)	22,348	214,094
Switch, Inc., Class A	11,596	392,061
Thoughtworks Holding, Inc.(a)	7,105	111,264
Toast, Inc., Class A(a)	18,336	293,009
TTEC Holdings, Inc.	1,445	105,731
Tucows, Inc., Class A(a)(b)	714	33,037
Unisys Corp.(a)	5,071	69,574
Verra Mobility Corp.(a)	12,397	204,427
Western Union Co.	31,203	531,075
WEX, Inc.(a)	3,646	606,002
Wix.com Ltd.(a)	4,350	258,085

		12,236,757

Leisure Products — 0.7%
Acushnet Holdings Corp.	2,621	127,721
AMMO, Inc.(a)(b)	6,541	31,920
Brunswick Corp.	6,131	491,216
Callaway Golf Co.(a)	11,107	254,906
Clarus Corp.(b)	1,641	33,838
Johnson Outdoors, Inc., Class A	523	35,203
Latham Group, Inc.(a)	3,286	18,040
Malibu Boats, Inc., Class A(a)(b)	1,612	100,670
Marine Products Corp.	440	4,778
MasterCraft Boat Holdings, Inc.(a)	1,528	36,198
Mattel, Inc.(a)	28,486	660,875
Peloton Interactive, Inc., Class A(a)	24,164	229,316
Polaris, Inc.	4,601	539,605
Smith & Wesson Brands, Inc.	3,557	51,754
Solo Brands, Inc., Class A(a)(b)	1,003	5,005
Sturm Ruger & Co., Inc.	1,338	88,482
Vista Outdoor, Inc.(a)	4,681	140,898
YETI Holdings, Inc.(a)	6,758	343,104

		3,193,529

Life Sciences Tools & Services — 1.7%
10X Genomics, Inc., Class A(a)	7,484	300,483
AbCellera Biologics, Inc.(a)	16,959	170,268
Absci Corp.(a)(b)	4,330	14,246
Adaptive Biotechnologies Corp.(a)	8,242	75,497
Akoya Biosciences, Inc.(a)	1,301	18,318
Alpha Teknova, Inc.(a)(b)	583	3,784
Azenta, Inc.	6,021	410,993
Berkeley Lights, Inc.(a)	3,806	17,089
Bionano Genomics, Inc.(a)(b)	27,759	51,632
Bio-Techne Corp.	3,138	1,209,009
Bruker Corp.	8,834	605,571
Charles River Laboratories International, Inc.(a)(b)	4,143	1,037,987
Codexis, Inc.(a)	4,539	31,137
Cytek Biosciences, Inc.(a)	9,450	120,960
Inotiv, Inc.(a)(b)	1,235	23,070
Maravai LifeSciences Holdings, Inc., Class A(a)	8,762	228,600
MaxCyte, Inc.(a)	7,255	39,540
Medpace Holdings, Inc.(a)	2,309	391,445
NanoString Technologies, Inc.(a)	3,418	43,750
Nautilus Biotechnology, Inc.(a)	6,865	19,977
NeoGenomics, Inc.(a)	10,322	104,459
Pacific Biosciences of California, Inc.(a)(b)	19,604	85,669
QIAGEN NV(a)(b)	18,318	909,305
Quanterix Corp.(a)	2,418	38,664
Quantum-Si, Inc.(a)	8,727	28,363
Repligen Corp.(a)	4,497	959,480

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Science 37 Holdings, Inc.(a)(b)	6,337	$12,611
Seer, Inc., Class A(a)	4,441	39,969
Singular Genomics Systems, Inc.(a)	3,745	14,268
SomaLogic, Inc.(a)	14,520	73,326
Sotera Health Co.(a)	8,301	159,379
Syneos Health, Inc.(a)	8,191	648,236

		7,887,085

Machinery — 3.6%
AGCO Corp.	5,110	556,581
Alamo Group, Inc.	817	105,728
Albany International Corp., Class A	2,443	222,973
Allison Transmission Holdings, Inc.	8,077	338,184
Altra Industrial Motion Corp.	5,108	213,157
Astec Industries, Inc.	1,953	95,951
Barnes Group, Inc.	4,052	137,039
Blue Bird Corp.(a)	1,719	19,184
Chart Industries, Inc.(a)(b)	2,978	580,978
CIRCOR International, Inc.(a)	1,593	27,734
Columbus McKinnon Corp.	2,230	73,813
Crane Holdings Co.	3,916	387,410
Desktop Metal, Inc., Class A(a)(b)	23,107	49,218
Donaldson Co., Inc.	10,099	549,487
Douglas Dynamics, Inc.	1,729	55,086
Energy Recovery, Inc.(a)	4,872	108,305
Enerpac Tool Group Corp.	4,943	100,343
EnPro Industries, Inc.	1,592	148,820
Esab Corp.	4,132	170,321
ESCO Technologies, Inc.	1,970	152,773
Evoqua Water Technologies Corp.(a)	9,512	362,502
Federal Signal Corp.	4,806	199,545
Flowserve Corp.(b)	10,594	358,501
Franklin Electric Co., Inc.	3,637	330,312
Gates Industrial Corp. PLC(a)	9,498	116,825
Gorman-Rupp Co.	2,064	63,365
Graco, Inc.	13,765	924,457
Greenbrier Cos., Inc.	2,567	81,682
Helios Technologies, Inc.	2,619	180,240
Hillenbrand, Inc.	5,844	269,993
Hillman Solutions Corp.(a)	10,642	110,145
Hydrofarm Holdings Group, Inc.(a)	3,695	11,935
Hyliion Holdings Corp.(a)	9,885	38,848
Hyster-Yale Materials Handling, Inc.	857	29,644
Hyzon Motors, Inc.(a)(b)	7,851	31,561
ITT, Inc.	6,776	508,403
John Bean Technologies Corp.	2,520	283,021
Kadant, Inc.	879	179,184
Kennametal, Inc.	6,803	182,661
Lightning eMotors, Inc.(a)	4,548	16,145
Lincoln Electric Holdings, Inc.(b)	4,624	654,019
Lindsay Corp.	855	131,636
Luxfer Holdings PLC	2,124	34,706
Manitowoc Co., Inc.(a)	2,274	25,992
Markforged Holding Corp.(a)	11,019	24,132
Meritor, Inc.(a)	5,825	212,146
Microvast Holdings, Inc.(a)	15,032	39,835
Middleby Corp.(a)	4,369	632,151
Miller Industries, Inc.	858	20,618
Mueller Industries, Inc.	4,391	295,646
Mueller Water Products, Inc., Class A	12,094	157,464
Nikola Corp.(a)(b)	23,933	148,863
Nordson Corp.	4,711	1,088,194

Security	Shares	Value

Machinery (continued)
Omega Flex, Inc.	303	$34,842
Oshkosh Corp.	5,307	456,933
Pentair PLC	13,495	659,770
Proterra, Inc.(a)(b)	18,350	98,906
Proto Labs, Inc.(a)	2,158	105,505
RBC Bearings, Inc.(a)(b)	2,284	539,024
REV Group, Inc.	2,927	34,070
Sarcos Technology & Robotics Corp.(a)	7,366	24,676
Shyft Group, Inc.(b)	2,671	69,286
Snap-on, Inc.	4,281	959,158
SPX Corp.(a)	3,645	215,529
Standex International Corp.	867	84,168
Tennant Co.	1,470	98,534
Terex Corp.	5,285	177,100
Timken Co.	5,136	335,792
Titan International, Inc.(a)	4,154	69,621
Toro Co.	8,502	731,087
Trinity Industries, Inc.	6,974	180,975
Wabash National Corp.	4,105	74,136
Watts Water Technologies, Inc., Class A	2,184	301,676
Xos, Inc.(a)	6,846	12,254

		17,100,498

Marine — 0.2%
Costamare, Inc.	4,332	50,814
Eagle Bulk Shipping, Inc.	1,078	57,059
Eneti, Inc.	3,020	19,388
Genco Shipping & Trading Ltd.	2,919	56,278
Golden Ocean Group Ltd.	9,723	106,175
Kirby Corp.(a)	4,775	302,926
Matson, Inc.	3,284	301,044
Safe Bulkers, Inc.	6,947	26,816

		920,500

Media — 1.1%
Advantage Solutions, Inc.(a)(b)	5,443	24,167
Altice USA, Inc., Class A(a)	17,628	185,270
AMC Networks, Inc., Class A(a)	2,693	82,190
Audacy, Inc.(a)	7,924	5,048
Boston Omaha Corp., Class A(a)(b)	1,511	36,868
Cable One, Inc.(b)	490	674,573
Cardlytics, Inc.(a)	2,516	34,721
Clear Channel Outdoor Holdings, Inc.(a)	28,169	43,662
Cumulus Media, Inc., Class A(a)	2,539	20,160
Daily Journal Corp.(a)	101	27,300
Entravision Communications Corp., Class A	3,973	21,295
EW Scripps Co., Class A(a)	4,164	59,379
Gannett Co., Inc.(a)	11,852	35,675
Gray Television, Inc.	6,876	127,687
iHeartMedia, Inc., Class A(a)	10,087	75,451
Integral Ad Science Holding Corp.(a)	2,561	24,253
Interpublic Group of Cos., Inc.	31,991	955,571
John Wiley & Sons, Inc., Class A	3,537	184,702
Loyalty Ventures, Inc.(a)	1,457	4,298
Magnite, Inc.(a)(b)	11,109	84,873
New York Times Co., Class A	13,318	425,510
News Corp., Class A	31,372	537,716
News Corp., Class B	10,085	174,269
Nexstar Media Group, Inc., Class A	3,154	594,119
PubMatic, Inc., Class A(a)(b)	3,432	56,937
Scholastic Corp.	2,317	109,061
Sinclair Broadcast Group, Inc., Class A	3,646	79,629
Stagwell, Inc.(a)	7,563	49,991

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
TechTarget, Inc.(a)	2,237	$145,830
TEGNA, Inc.	17,975	376,396
Thryv Holdings, Inc.(a)	2,534	61,678
Urban One, Inc.(a)	2,943	10,330
WideOpenWest, Inc.(a)	4,241	77,950

		5,406,559

Metals & Mining — 1.7%
5E Advanced Materials, Inc.(a)(b)	2,976	48,449
Alcoa Corp.	14,933	759,940
Allegheny Technologies, Inc.(a)	10,141	252,409
Alpha Metallurgical Resources, Inc.	1,421	194,336
Arconic Corp.(a)	8,163	246,604
Carpenter Technology Corp.	3,941	126,664
Century Aluminum Co.(a)	4,172	32,917
Cleveland-Cliffs, Inc.(a)	42,285	748,867
Coeur Mining, Inc.(a)	22,589	72,511
Commercial Metals Co.	9,801	388,316
Compass Minerals International, Inc.	2,856	106,329
Constellium SE(a)	9,717	142,160
Dakota Gold Corp.(a)(b)	5,492	24,549
Haynes International, Inc.	974	37,655
Hecla Mining Co.	44,373	201,010
Hycroft Mining Holding Corp.(a)	11,349	11,689
Kaiser Aluminum Corp.	1,304	98,804
Materion Corp.	1,717	140,691
MP Materials Corp.(a)(b)	7,409	248,720
Novagold Resources, Inc.(a)	18,793	91,710
Olympic Steel, Inc.	570	16,946
Piedmont Lithium, Inc.(a)(b)	1,437	64,967
PolyMet Mining Corp.(a)	1,623	4,837
Ramaco Resources, Inc.	1,835	21,543
Reliance Steel & Aluminum Co.	4,988	948,967
Royal Gold, Inc.	5,310	556,329
Ryerson Holding Corp.	1,352	37,045
Schnitzer Steel Industries, Inc., Class A	2,242	79,725
SSR Mining, Inc.(b)	17,343	285,466
Steel Dynamics, Inc.	14,366	1,118,824
SunCoke Energy, Inc.	6,585	48,729
TimkenSteel Corp.(a)	3,707	75,215
U.S. Steel Corp.	20,582	486,764
Warrior Met Coal, Inc.	4,300	137,299
Worthington Industries, Inc.	2,776	142,159

		7,999,145

Mortgage Real Estate Investment Trusts (REITs) — 1.1%
AFC Gamma, Inc.	1,189	19,500
AGNC Investment Corp.	42,635	537,627
Angel Oak Mortgage, Inc.	836	11,829
Annaly Capital Management, Inc.	127,238	875,397
Apollo Commercial Real Estate Finance, Inc.	11,088	141,705
Arbor Realty Trust, Inc.	11,728	194,919
Ares Commercial Real Estate Corp.	3,899	53,416
ARMOUR Residential REIT, Inc.	11,532	90,757
Blackstone Mortgage Trust, Inc., Class A	13,618	421,749
BrightSpire Capital, Inc.	6,378	56,381
Broadmark Realty Capital, Inc.	10,781	81,828
Chicago Atlantic Real Estate Finance, Inc.	866	12,315
Chimera Investment Corp.	18,400	192,648
Claros Mortgage Trust, Inc.	7,264	139,178
Dynex Capital, Inc.	3,356	56,381
Ellington Financial, Inc.	4,511	72,402
Franklin BSP Realty Trust, Inc.	5,297	81,309

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Granite Point Mortgage Trust, Inc.	3,724	$39,512
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	6,876	248,155
Invesco Mortgage Capital, Inc.	2,259	39,984
KKR Real Estate Finance Trust, Inc.	4,461	86,945
Ladder Capital Corp.	8,327	98,925
MFA Financial, Inc.	9,319	120,774
New Residential Investment Corp.	34,803	379,701
New York Mortgage Trust, Inc.	28,863	90,630
Nexpoint Real Estate Finance, Inc.	998	21,058
Orchid Island Capital, Inc.	18,804	60,549
PennyMac Mortgage Investment Trust	7,180	110,285
Ready Capital Corp.	5,888	81,902
Redwood Trust, Inc.	10,354	89,666
Starwood Property Trust, Inc.	23,870	563,809
TPG RE Finance Trust, Inc.	6,639	72,033
Two Harbors Investment Corp.	27,864	149,908

		5,293,177

Multiline Retail — 0.3%
Big Lots, Inc.	2,245	45,327
Dillard’s, Inc., Class A	335	76,162
Franchise Group, Inc.	2,248	74,027
Kohl’s Corp.	10,593	308,680
Macy’s, Inc.	22,727	401,131
Nordstrom, Inc.	8,956	210,556
Ollie’s Bargain Outlet Holdings, Inc.(a)	5,052	297,815

		1,413,698

Multi-Utilities — 0.4%
Avista Corp.	5,357	226,387
Black Hills Corp.	5,364	414,101
NiSource, Inc.	33,218	1,009,827
NorthWestern Corp.	4,541	251,799
Unitil Corp.	1,255	68,736

		1,970,850

Oil, Gas & Consumable Fuels — 3.9%
Aemetis, Inc.(a)	1,862	13,686
Alto Ingredients, Inc.(a)	7,528	32,370
Amplify Energy Corp.(a)	3,118	21,358
Antero Midstream Corp.	27,831	279,980
Antero Resources Corp.(a)(b)	24,002	951,439
APA Corp.	27,571	1,024,814
Arch Resources, Inc.	1,287	166,203
Archaea Energy, Inc.(a)	4,965	81,327
Ardmore Shipping Corp.(a)	2,952	24,059
Berry Corp.	6,916	59,063
Brigham Minerals, Inc., Class A	4,468	118,625
California Resources Corp.	6,421	288,046
Callon Petroleum Co.(a)	3,819	175,827
Centennial Resource Development, Inc., Class A(a)	17,271	115,025
Centrus Energy Corp., Class A(a)	592	19,625
Chesapeake Energy Corp.	10,404	979,745
Chord Energy Corp.	3,428	439,607
Civitas Resources, Inc.	5,885	346,980
Clean Energy Fuels Corp.(a)	14,369	93,111
CNX Resources Corp.(a)	15,638	270,068
Comstock Resources, Inc.(a)(b)	7,271	115,827
CONSOL Energy, Inc.(a)	2,746	168,385
Crescent Energy Co., Class A	2,178	31,799
CVR Energy, Inc.	2,582	86,600
Delek U.S. Holdings, Inc.	5,629	150,069
Denbury, Inc.(a)	4,161	299,217

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc.	10,960	$72,007
Dorian LPG Ltd.	2,674	43,105
DT Midstream, Inc.(a)	7,717	424,666
Earthstone Energy, Inc., Class A(a)(b)	3,830	54,348
Energy Fuels, Inc.(a)(b)	12,298	82,520
Enviva, Inc.	2,468	171,847
EQT Corp.	30,015	1,321,560
Equitrans Midstream Corp.	32,932	258,516
Excelerate Energy, Inc., Class A(a)	1,842	40,782
FLEX LNG Ltd.(a)(b)	2,295	73,119
Frontline Ltd.(a)	9,507	91,172
Gevo, Inc.(a)(b)	16,243	47,754
Golar LNG Ltd.(a)	8,149	182,293
Green Plains, Inc.(a)	2,103	75,750
Gulfport Energy Corp.(a)	969	89,187
HF Sinclair Corp.	12,341	590,147
HighPeak Energy, Inc.(b)	742	18,238
International Seaways, Inc.	3,743	88,522
Kinetik Holdings, Inc., Class A	1,349	54,877
Kosmos Energy Ltd.(a)	36,137	229,109
Laredo Petroleum, Inc.(a)	1,375	121,921
Magnolia Oil & Gas Corp., Class A	13,370	322,618
Matador Resources Co.	9,105	526,087
Murphy Oil Corp.	12,078	424,421
NACCO Industries, Inc., Class A	465	18,274
New Fortress Energy, Inc.	3,867	189,367
NextDecade Corp.(a)	3,807	26,915
Nordic American Tankers Ltd.	17,834	42,802
Northern Oil & Gas, Inc.	5,281	152,251
Ovintiv, Inc.	21,078	1,076,875
Par Pacific Holdings, Inc.(a)	4,494	74,151
PBF Energy, Inc., Class A(a)	7,842	261,531
PDC Energy, Inc.	7,750	509,097
Peabody Energy Corp.(a)(b)	9,414	197,600
Range Resources Corp.(a)	21,612	714,709
Ranger Oil Corp., Class A	1,691	64,359
REX American Resources Corp.(a)	480	45,821
Riley Exploration Permian, Inc.(b)	754	19,966
Ring Energy, Inc.(a)	7,446	20,923
SandRidge Energy, Inc.(a)	1,535	28,751
Scorpio Tankers, Inc.	3,987	153,938
SFL Corp. Ltd.	9,365	93,369
SilverBow Resources, Inc.(a)	980	44,286
Sitio Royalties Corp.	677	19,978
SM Energy Co.	9,831	405,824
Southwestern Energy Co.(a)	89,347	630,790
Talos Energy, Inc.(a)	5,404	102,406
Teekay Corp.(a)	4,335	13,612
Teekay Tankers Ltd., Class A(a)	2,239	46,728
Tellurian, Inc.(a)(b)	41,518	154,447
Texas Pacific Land Corp.	467	856,408
Uranium Energy Corp.(a)	22,963	96,445
Ur-Energy, Inc.(a)(b)	22,769	27,095
VAALCO Energy, Inc.	4,717	27,972
Vertex Energy, Inc.(a)	4,468	60,675
W&T Offshore, Inc.(a)	7,179	35,680
World Fuel Services Corp.	5,396	149,577

		18,120,043

Paper & Forest Products — 0.1%
Clearwater Paper Corp.(a)	1,527	54,514
Glatfelter Corp.	3,535	21,705

Security	Shares	Value

Paper & Forest Products (continued)
Louisiana-Pacific Corp.	6,736	$428,612
Resolute Forest Products, Inc.(a)	3,649	74,002
Sylvamo Corp.	2,827	110,931

		689,764

Personal Products — 0.4%
Beauty Health Co.(a)	8,258	109,997
BellRing Brands, Inc.(a)	9,688	233,868
Coty, Inc., Class A(a)	27,550	201,666
Edgewell Personal Care Co.	4,529	180,164
elf Beauty, Inc.(a)	3,925	131,605
Herbalife Nutrition Ltd.(a)(b)	7,964	194,401
Honest Co., Inc.(a)(b)	6,519	21,773
Inter Parfums, Inc.	1,350	112,685
Medifast, Inc.	950	159,780
Nature’s Sunshine Products, Inc.(a)	728	7,608
Nu Skin Enterprises, Inc., Class A	4,162	181,089
Olaplex Holdings, Inc.(a)	10,024	172,413
USANA Health Sciences, Inc.(a)	1,062	73,936
Veru, Inc.(a)(b)	5,094	61,637

		1,842,622

Pharmaceuticals — 1.1%
Aclaris Therapeutics, Inc.(a)	4,578	70,547
Aerie Pharmaceuticals, Inc.(a)	4,574	32,064
Amneal Pharmaceuticals, Inc.(a)	8,870	31,400
Amphastar Pharmaceuticals, Inc.(a)	2,884	107,833
Amylyx Pharmaceuticals, Inc.(a)(b)	770	20,782
ANI Pharmaceuticals, Inc.(a)	858	29,387
Arvinas, Inc.(a)	3,777	200,597
Atea Pharmaceuticals, Inc.(a)	6,727	55,161
Athira Pharma, Inc.(a)	2,109	7,339
Axsome Therapeutics, Inc.(a)	2,444	94,314
Cara Therapeutics, Inc.(a)	3,088	26,989
Cassava Sciences, Inc.(a)	3,362	54,902
CinCor Pharma, Inc.(a)(b)	895	20,245
Collegium Pharmaceutical, Inc.(a)	2,561	44,024
Corcept Therapeutics, Inc.(a)	7,270	208,358
DICE Therapeutics, Inc.(a)	2,695	46,462
Edgewise Therapeutics, Inc.(a)(b)	2,935	28,381
Endo International PLC(a)	15,974	8,469
Esperion Therapeutics, Inc.(a)(b)	4,816	27,788
Evolus, Inc.(a)	3,407	42,008
EyePoint Pharmaceuticals, Inc.(a)(b)	2,424	22,131
Fulcrum Therapeutics, Inc.(a)	2,047	12,036
Harmony Biosciences Holdings, Inc.(a)	2,253	114,295
Innoviva, Inc.(a)	5,483	78,626
Intra-Cellular Therapies, Inc.(a)	7,399	400,434
Jazz Pharmaceuticals PLC(a)	4,957	773,589
Liquidia Corp.(a)	4,841	23,745
Nektar Therapeutics(a)	14,173	56,125
NGM Biopharmaceuticals, Inc.(a)	3,413	49,420
Nuvation Bio, Inc.(a)	11,978	33,059
Ocular Therapeutix, Inc.(a)	5,213	23,354
Organon & Co.	20,584	652,925
Pacira BioSciences, Inc.(a)	3,620	204,747
Perrigo Co. PLC	11,058	462,999
Phathom Pharmaceuticals, Inc.(a)	1,310	12,065
Phibro Animal Health Corp., Class A	1,994	39,023
Prestige Consumer Healthcare, Inc.(a)	3,899	235,149
Provention Bio, Inc.(a)	3,626	13,851
Reata Pharmaceuticals, Inc., Class A(a)	2,085	63,968
Relmada Therapeutics, Inc.(a)	1,967	50,355

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Revance Therapeutics, Inc.(a)	6,175	$95,836
SIGA Technologies, Inc.(b)	4,478	76,977
Supernus Pharmaceuticals, Inc.(a)	3,911	124,174
Tarsus Pharmaceuticals, Inc.(a)	2,053	30,836
Theravance Biopharma, Inc.(a)	4,955	43,555
Theseus Pharmaceuticals, Inc.(a)	1,015	7,318
Tricida, Inc.(a)(b)	3,077	28,185
Ventyx Biosciences, Inc.(a)(b)	2,483	37,518
Xeris Biopharma Holdings, Inc.(a)	13,971	19,839

		4,943,184

Professional Services — 2.0%
Alight, Inc., Class A(a)	26,886	202,720
ASGN, Inc.(a)	4,113	426,765
Atlas Technical Consultants, Inc.(a)(b)	1,994	13,998
Barrett Business Services, Inc.	524	42,753
Booz Allen Hamilton Holding Corp.	10,669	1,024,011
CACI International, Inc., Class A(a)	1,912	577,978
CBIZ, Inc.(a)	3,887	177,325
Clarivate PLC(a)	38,501	557,879
CRA International, Inc.	643	63,663
Dun & Bradstreet Holdings, Inc.(a)	20,310	320,086
Exponent, Inc.	4,205	422,560
First Advantage Corp.(a)	4,227	59,305
Forrester Research, Inc.(a)	827	38,447
Franklin Covey Co.(a)	1,083	56,673
FTI Consulting, Inc.(a)	2,751	449,954
Heidrick & Struggles International, Inc.	1,687	52,533
HireRight Holdings Corp.(a)	2,303	34,223
Huron Consulting Group, Inc.(a)	1,864	125,074
ICF International, Inc.	1,385	130,675
Insperity, Inc.	2,972	326,147
KBR, Inc.	11,233	597,933
Kelly Services, Inc., Class A	2,615	56,693
Kforce, Inc.	1,668	109,838
Korn Ferry	4,301	281,759
Legalzoom.com, Inc.(a)(b)	8,221	86,156
ManpowerGroup, Inc.	4,325	339,123
ManTech International Corp., Class A	2,377	227,764
Nielsen Holdings PLC	29,108	697,137
Planet Labs PBC(a)	13,033	69,466
Red Violet, Inc.(a)	922	21,759
Resources Connection, Inc.	2,473	53,071
Robert Half International, Inc.	8,720	690,101
Science Applications International Corp.	4,556	441,340
Skillsoft Corp.(a)	6,984	26,819
Spire Global, Inc.(a)(b)	14,503	21,754
Sterling Check Corp.(a)(b)	1,746	34,309
TriNet Group, Inc.(a)	3,063	252,697
TrueBlue, Inc.(a)	2,952	63,881
Upwork, Inc.(a)	9,675	179,568
Willdan Group, Inc.(a)	737	20,054

		9,373,991

Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc.(a)(b)	9,661	95,934
Compass, Inc., Class A(a)	21,633	82,638
Cushman & Wakefield PLC(a)	12,620	212,016
DigitalBridge Group, Inc.(a)	48,316	264,772
Doma Holdings, Inc.(a)	15,484	11,489
Douglas Elliman, Inc.	5,605	33,630
EXp World Holdings, Inc.(b)	4,968	73,825
Forestar Group, Inc.(a)	1,055	14,601

Security	Shares	Value

Real Estate Management & Development (continued)
FRP Holdings, Inc.(a)	420	$24,780
Howard Hughes Corp.(a)(b)	3,334	236,347
Jones Lang LaSalle, Inc.(a)	4,029	768,210
Kennedy-Wilson Holdings, Inc.	9,454	195,320
Marcus & Millichap, Inc.	1,911	78,198
Newmark Group, Inc., Class A	12,826	146,216
Opendoor Technologies, Inc.(a)(b)	36,554	179,480
RE/MAX Holdings, Inc., Class A	1,259	31,903
Redfin Corp.(a)(b)	7,901	68,739
RMR Group, Inc., Class A	1,255	36,282
Seritage Growth Properties, Class A(a)	3,366	40,459
St. Joe Co.(b)	2,598	109,168
Stratus Properties, Inc.(a)	583	18,464
Tejon Ranch Co.(a)	1,400	23,128
WeWork, Inc., Class A(a)(b)	10,881	51,902
Zillow Group, Inc., Class A(a)	4,593	160,755
Zillow Group, Inc., Class C(a)	13,315	464,427

		3,422,683

Road & Rail — 1.1%
AMERCO	731	392,605
ArcBest Corp.	2,106	186,592
Avis Budget Group, Inc.(a)	2,385	434,142
Covenant Logistics Group, Inc.	948	31,730
Daseke, Inc.(a)	3,022	25,324
Heartland Express, Inc.	3,946	62,662
Hertz Global Holdings, Inc.(a)(b)	18,671	399,933
Knight-Swift Transportation Holdings, Inc.	13,070	718,196
Landstar System, Inc.	3,025	473,655
Lyft, Inc., Class A(a)	24,868	344,670
Marten Transport Ltd.	4,833	104,199
PAM Transportation Services, Inc.(a)(b)	732	26,191
Ryder System, Inc.	3,884	304,195
Saia, Inc.(a)	2,129	506,383
Schneider National, Inc., Class B	4,623	117,101
TuSimple Holdings, Inc., Class A(a)	11,964	119,161
Universal Logistics Holdings, Inc.	635	19,082
Werner Enterprises, Inc.(b)	5,166	227,097
XPO Logistics, Inc.(a)	8,527	509,403

		5,002,321

Semiconductors & Semiconductor Equipment — 2.3%
ACM Research, Inc., Class A(a)(b)	4,029	68,009
Allegro MicroSystems, Inc.(a)	4,154	103,144
Alpha & Omega Semiconductor Ltd.(a)(b)	1,729	72,635
Ambarella, Inc.(a)	2,861	247,620
Amkor Technology, Inc.	8,207	165,535
Atomera, Inc.(a)(b)	1,787	20,872
Axcelis Technologies, Inc.(a)	2,548	179,201
AXT, Inc.(a)	2,786	24,433
CEVA, Inc.(a)	1,664	61,951
Cirrus Logic, Inc.(a)	4,696	401,320
Cohu, Inc.(a)	3,771	107,775
Credo Technology Group Holding Ltd.(a)(b)	1,701	27,301
CyberOptics Corp.(a)	645	26,232
Diodes, Inc.(a)	3,484	283,493
Entegris, Inc.	12,024	1,321,438
First Solar, Inc.(a)	8,655	858,316
FormFactor, Inc.(a)	6,263	222,712
Ichor Holdings Ltd.(a)	2,233	69,804
Impinj, Inc.(a)(b)	1,704	144,874
indie Semiconductor, Inc., Class A(a)	8,943	64,390
Kulicke & Soffa Industries, Inc.	4,912	236,365

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp.(a)	11,077	$681,235
MACOM Technology Solutions Holdings, Inc., Class H(a)	3,778	218,897
MaxLinear, Inc.(a)	5,944	240,197
MKS Instruments, Inc.	4,558	538,756
NeoPhotonics Corp.(a)	4,537	72,547
Onto Innovation, Inc.(a)	3,859	321,262
PDF Solutions, Inc.(a)(b)	2,455	66,236
Photronics, Inc.(a)	4,707	112,074
Power Integrations, Inc.	4,707	400,142
Rambus, Inc.(a)	8,978	226,964
Rigetti Computing, Inc.(a)(b)	4,363	19,328
Rockley Photonics Holdings Ltd.(a)	9,803	25,096
Semtech Corp.(a)	5,090	317,260
Silicon Laboratories, Inc.(a)	2,968	437,721
SiTime Corp.(a)	1,271	236,381
SkyWater Technology, Inc.(a)(b)	489	6,572
SMART Global Holdings, Inc.(a)	3,721	73,006
SunPower Corp.(a)	6,951	141,592
Synaptics, Inc.(a)	3,238	469,348
Transphorm, Inc.(a)	3,020	15,553
Ultra Clean Holdings, Inc.(a)	3,400	114,240
Universal Display Corp.	3,449	398,221
Veeco Instruments, Inc.(a)	4,304	93,827
Wolfspeed, Inc.(a)(b)	9,376	781,021

		10,714,896

Software — 6.0%
8x8, Inc.(a)	8,480	41,467
A10 Networks, Inc.	5,658	84,361
ACI Worldwide, Inc.(a)	9,517	271,520
Agilysys, Inc.(a)	1,702	82,207
Alarm.com Holdings, Inc.(a)	3,817	270,129
Alkami Technology, Inc.(a)(b)	3,086	42,957
Altair Engineering, Inc., Class A(a)	4,221	248,659
Alteryx, Inc., Class A(a)	4,821	233,481
American Software, Inc., Class A	2,475	44,253
Amplitude, Inc., Class A(a)(b)	4,637	68,535
Appfolio, Inc., Class A(a)	1,462	148,846
Appian Corp.(a)	3,318	161,023
AppLovin Corp., Class A(a)	18,067	642,101
Arteris, Inc.(a)	637	5,134
Asana, Inc., Class A(a)(b)	6,031	116,519
Aspen Technology, Inc.(a)	2,277	464,713
Avalara, Inc.(a)	7,064	617,535
Avaya Holdings Corp.(a)(b)	6,638	5,965
AvePoint, Inc.(a)(b)	11,158	56,125
Benefitfocus, Inc.(a)	1,988	16,838
Bentley Systems, Inc., Class B(b)	13,559	536,936
Bill.Com Holdings, Inc.(a)(b)	7,955	1,074,561
Black Knight, Inc.(a)	12,591	826,977
Blackbaud, Inc.(a)	3,869	237,247
Blackline, Inc.(a)(b)	4,478	283,099
Blend Labs, Inc., Class A(a)(b)	15,665	41,356
Box, Inc., Class A(a)	10,763	306,100
BTRS Holdings, Inc., Class 1(a)	7,749	49,981
C3.ai, Inc., Class A(a)(b)	5,594	102,986
CCC Intelligent Solutions Holdings, Inc.(a)(b)	13,549	135,355
Cerence, Inc.(a)	3,325	93,665
Ceridian HCM Holding, Inc.(a)(b)	11,164	611,452
ChannelAdvisor Corp.(a)(b)	2,477	36,511
Cleanspark, Inc.(a)(b)	3,678	14,675

Security	Shares	Value

Software (continued)
Clear Secure, Inc., Class A(a)	5,022	$127,157
CommVault Systems, Inc.(a)	3,452	193,623
Confluent, Inc., Class A(a)	10,025	255,136
Consensus Cloud Solutions, Inc.(a)	1,256	67,862
Couchbase, Inc.(a)(b)	1,886	28,724
Coupa Software, Inc.(a)(b)	6,121	400,436
CS Disco, Inc.(a)(b)	1,938	47,559
Cvent Holding Corp.(a)	6,895	43,025
Digimarc Corp.(a)(b)	927	14,192
Digital Turbine, Inc.(a)	7,358	147,675
Dolby Laboratories, Inc., Class A	5,285	409,059
Domo, Inc., Class B(a)	2,180	61,062
DoubleVerify Holdings, Inc.(a)(b)	5,433	124,579
Dropbox, Inc., Class A(a)	22,603	513,992
Duck Creek Technologies, Inc.(a)(b)	6,096	84,125
Dynatrace, Inc.(a)	16,204	609,757
E2open Parent Holdings, Inc.(a)	15,172	102,411
Ebix, Inc.	2,170	51,342
eGain Corp.(a)	1,349	11,952
Elastic NV(a)	6,190	494,519
Enfusion, Inc., Class A(a)(b)	1,578	18,147
EngageSmart, Inc.(a)	2,975	56,138
Envestnet, Inc.(a)	3,481	202,838
Everbridge, Inc.(a)(b)	3,303	83,037
EverCommerce, Inc.(a)	2,329	26,737
Fair Isaac Corp.(a)	2,044	944,389
Five9, Inc.(a)(b)	5,615	607,094
ForgeRock, Inc., Class A(a)(b)	2,333	47,290
Greenidge Generation Holdings, Inc.(a)(b)	740	2,205
Guidewire Software, Inc.(a)	6,597	512,719
Informatica, Inc., Class A(a)(b)	3,104	71,082
Instructure Holdings, Inc.(a)	1,483	36,245
Intapp, Inc.(a)	1,387	21,041
InterDigital, Inc.	2,578	158,263
IronNet, Inc.(a)	7,921	17,585
Jamf Holding Corp.(a)(b)	5,270	128,799
KnowBe4, Inc., Class A(a)	5,849	83,582
LivePerson, Inc.(a)	5,836	79,603
LiveRamp Holdings, Inc.(a)	5,494	146,195
Mandiant, Inc.(a)	18,655	424,961
Manhattan Associates, Inc.(a)	5,043	709,399
Marathon Digital Holdings, Inc.(a)(b)	8,198	106,492
Matterport, Inc.(a)	18,429	78,323
MeridianLink, Inc.(a)(b)	1,817	30,980
MicroStrategy, Inc., Class A(a)(b)	771	220,552
Mitek Systems, Inc.(a)	3,619	39,375
Model N, Inc.(a)	3,216	80,786
Momentive Global, Inc.(a)	10,962	94,821
N-Able, Inc.(a)(b)	5,651	55,493
nCino, Inc.(a)(b)	4,310	139,170
NCR Corp.(a)	10,497	340,628
New Relic, Inc.(a)	4,272	259,182
NextNav, Inc.(a)	5,549	15,315
NortonLifeLock, Inc.	46,021	1,128,895
Nutanix, Inc., Class A(a)	17,633	266,787
Olo, Inc., Class A(a)(b)	7,636	81,782
ON24, Inc.(a)	3,909	37,565
OneSpan, Inc.(a)	2,953	32,690
PagerDuty, Inc.(a)	6,665	172,823
Paycor HCM, Inc.(a)(b)	3,594	95,924
Paylocity Holding Corp.(a)	3,165	651,768
Pegasystems, Inc.	3,393	136,229

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Ping Identity Holding Corp.(a)(b)	6,412	$109,966
Procore Technologies, Inc.(a)(b)	5,742	296,861
Progress Software Corp.	3,355	157,551
PROS Holdings, Inc.(a)	3,032	73,890
PTC, Inc.(a)	8,572	1,057,613
Q2 Holdings, Inc.(a)	4,377	192,150
Qualys, Inc.(a)(b)	3,111	380,538
Rapid7, Inc.(a)(b)	4,744	303,474
Rimini Street, Inc.(a)	5,015	35,205
RingCentral, Inc., Class A(a)	6,874	340,194
Riot Blockchain, Inc.(a)(b)	8,119	59,431
Sailpoint Technologies Holdings, Inc.(a)(b)	7,542	480,953
Sapiens International Corp. NV	2,503	65,854
SecureWorks Corp., Class A(a)	715	7,100
SentinelOne, Inc., Class A(a)	13,855	344,297
ShotSpotter, Inc.(a)	563	18,911
Smartsheet, Inc., Class A(a)	10,407	312,834
Sprout Social, Inc., Class A(a)	3,665	190,946
SPS Commerce, Inc.(a)	2,939	351,975
Sumo Logic, Inc.(a)	7,700	52,129
Telos Corp.(a)	5,422	43,051
Tenable Holdings, Inc.(a)	8,777	339,231
Teradata Corp.(a)	8,635	330,634
UiPath, Inc., Class A(a)	30,071	551,201
Upland Software, Inc.(a)	2,117	23,964
UserTesting, Inc.(a)	4,236	26,814
Varonis Systems, Inc.(a)	8,582	218,240
Verint Systems, Inc.(a)(b)	5,229	238,808
Veritone, Inc.(a)(b)	2,089	14,686
Viant Technology, Inc., Class A(a)	704	3,499
WM Technology, Inc.(a)	6,309	21,451
Workiva, Inc.(a)	3,871	253,550
Xperi Holding Corp.	8,767	146,935
Yext, Inc.(a)	9,099	39,854
Zendesk, Inc.(a)	9,885	745,527
Zeta Global Holdings Corp., Class A(a)(b)	4,102	21,946
Zuora, Inc., Class A(a)	8,297	70,607

		28,126,255

Specialty Retail — 2.2%
Aaron’s Co., Inc.	2,311	30,089
Abercrombie & Fitch Co., Class A(a)	4,394	78,257
Academy Sports & Outdoors, Inc.	6,725	289,377
American Eagle Outfitters, Inc.	12,809	154,220
America’s Car-Mart, Inc.(a)(b)	542	56,135
Arko Corp.	6,521	59,537
Asbury Automotive Group, Inc.(a)(b)	1,813	311,183
AutoNation, Inc.(a)	3,257	386,736
Bed Bath & Beyond, Inc.(a)(b)	7,712	38,791
Big 5 Sporting Goods Corp.(b)	1,833	23,572
Boot Barn Holdings, Inc.(a)	2,386	148,648
Buckle, Inc.	2,622	79,184
Build-A-Bear Workshop, Inc.	1,166	18,621
Caleres, Inc.	3,064	76,048
Camping World Holdings, Inc., Class A(b)	3,186	86,149
Carvana Co.(a)(b)	8,463	246,696
Cato Corp., Class A	1,422	17,562
Chico’s FAS, Inc.(a)	10,071	50,556
Children’s Place, Inc.(a)	1,314	56,949
Citi Trends, Inc.(a)	733	18,017
Conn’s, Inc.(a)	1,303	12,274
Container Store Group, Inc.(a)	2,232	16,651

Security	Shares	Value

Specialty Retail (continued)
Designer Brands, Inc., Class A.	4,442	$64,098
Destination XL Group, Inc.(a)	5,308	21,975
Dick’s Sporting Goods, Inc.	4,412	412,919
EVgo, Inc.(a)(b)	5,827	52,268
Express, Inc.(a)	8,993	15,198
Five Below, Inc.(a)	4,398	558,854
Floor & Decor Holdings, Inc., Class A(a)(b)	8,419	678,319
Foot Locker, Inc.	6,779	192,320
GameStop Corp., Class A(a)(b)	21,976	747,404
Gap, Inc.	16,853	162,126
Genesco, Inc.(a)	1,231	68,998
Group 1 Automotive, Inc.	1,329	235,127
GrowGeneration Corp.(a)(b)	4,139	20,074
Guess?, Inc.	3,028	57,259
Haverty Furniture Cos., Inc.	1,178	32,195
Hibbett, Inc.	1,154	54,146
JOANN, Inc.	747	6,753
Leslie’s, Inc.(a)(b)	12,612	191,198
Lithia Motors, Inc.	2,309	612,531
LL Flooring Holdings, Inc.(a)	2,032	20,401
MarineMax, Inc.(a)	1,670	68,203
Monro, Inc.	2,498	125,275
Murphy USA, Inc.	1,830	520,379
National Vision Holdings, Inc.(a)(b)	6,736	196,287
ODP Corp.(a)	3,558	129,155
OneWater Marine, Inc., Class A(a)	720	26,093
Party City Holdco, Inc.(a)(b)	7,843	8,941
Penske Automotive Group, Inc.	2,130	243,864
Petco Health & Wellness Co., Inc.(a)(b)	6,375	88,740
Rent-A-Center, Inc.	4,353	102,426
RH(a)	1,378	385,055
Sally Beauty Holdings, Inc.(a)	8,335	106,521
Shoe Carnival, Inc.	1,497	32,650
Signet Jewelers Ltd.	3,696	225,308
Sleep Number Corp.(a)	1,709	77,008
Sonic Automotive, Inc., Class A	1,627	68,090
Sportsman’s Warehouse Holdings, Inc.(a)	2,982	29,402
Tile Shop Holdings, Inc.	4,103	13,663
Tilly’s, Inc., Class A	1,735	13,134
Torrid Holdings, Inc.(a)	1,152	4,677
TravelCenters of America, Inc.(a)	911	38,007
Urban Outfitters, Inc.(a)	5,333	109,220
Victoria’s Secret & Co.(a)	6,580	243,197
Volta, Inc.(a)	12,471	22,947
Warby Parker, Inc., Class A(a)(b)	7,027	87,065
Williams-Sonoma, Inc.	5,678	820,017
Winmark Corp.	279	61,980
Zumiez, Inc.(a)	1,622	42,172

		10,348,891

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)	10,669	122,053
Avid Technology, Inc.(a)	2,852	80,027
Corsair Gaming, Inc.(a)	3,296	46,474
Diebold Nixdorf, Inc.(a)	5,472	17,675
Eastman Kodak Co.(a)(b)	5,301	29,209
IonQ, Inc.(a)	10,128	54,691
Pure Storage, Inc., Class A(a)	22,778	645,756
Super Micro Computer, Inc.(a)	3,714	200,593

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Turtle Beach Corp.(a)	1,439	$18,707
Xerox Holdings Corp.	9,270	158,795

		1,373,980

Textiles, Apparel & Luxury Goods — 1.2%
Allbirds, Inc., Class A(a)	7,995	41,094
Capri Holdings Ltd.(a)	11,543	561,913
Carter’s, Inc.	3,294	268,395
Columbia Sportswear Co.	2,955	218,699
Crocs, Inc.(a)	4,904	351,323
Deckers Outdoor Corp.(a)	2,197	688,122
Ermenegildo Zegna Holditalia SpA	3,032	33,352
Fossil Group, Inc.(a)	3,602	21,720
G-III Apparel Group Ltd.(a)	3,721	82,197
Hanesbrands, Inc.	28,746	321,380
Kontoor Brands, Inc.	4,658	170,017
Movado Group, Inc.	1,443	49,033
Oxford Industries, Inc.	1,292	123,257
PLBY Group, Inc.(a)(b)	2,295	14,734
PVH Corp.(b)	5,529	342,356
Ralph Lauren Corp.	3,733	368,186
Rocky Brands, Inc.	446	14,664
Skechers USA, Inc., Class A(a)	10,859	412,208
Steven Madden Ltd.	6,401	202,912
Superior Group of Cos., Inc.	682	12,590
Tapestry, Inc.	21,446	721,229
Under Armour, Inc., Class A(a)	16,315	151,077
Under Armour, Inc., Class C(a)	16,995	140,379
Unifi, Inc.(a)	1,316	17,937
Wolverine World Wide, Inc.(b)	6,111	137,314

		5,466,088

Thrifts & Mortgage Finance — 0.8%
Axos Financial, Inc.(a)	4,631	193,390
Blue Foundry Bancorp(a)(b)	2,426	28,457
Bridgewater Bancshares, Inc.(a)	2,254	39,400
Capitol Federal Financial, Inc.	8,839	84,766
Columbia Financial, Inc.(a)	3,409	69,339
Enact Holdings, Inc.	2,581	59,466
Essent Group Ltd.	8,628	360,305
Federal Agricultural Mortgage Corp., Class C	702	77,424
Finance Of America Cos., Inc., Class A(a)	2,141	3,790
Flagstar Bancorp, Inc.	3,545	146,054
Greene County Bancorp, Inc.(b)	425	19,495
Hingham Institution for Savings	106	30,741
Home Bancorp, Inc.	574	21,623
Home Point Capital, Inc.	696	2,561
Kearny Financial Corp.	6,498	76,092
Luther Burbank Corp.	1,439	18,980
Merchants Bancorp	1,249	33,048
MGIC Investment Corp.	25,240	356,894
Mr. Cooper Group, Inc.(a)	5,742	258,677
New York Community Bancorp, Inc.	38,415	407,967
NMI Holdings, Inc., Class A(a)	6,919	131,046
Northfield Bancorp, Inc.	3,301	48,591
PennyMac Financial Services, Inc.	2,615	143,276
Pioneer Bancorp, Inc.(a)	2,062	20,022
Provident Bancorp, Inc.	937	14,186
Provident Financial Services, Inc.	5,360	130,570
Radian Group, Inc.	14,407	322,285
Southern Missouri Bancorp, Inc.	566	30,530
Sterling Bancorp, Inc.(a)	2,210	13,835
TFS Financial Corp.	5,083	74,466

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp.	1,068	$35,842
UWM Holdings Corp.(b)	8,390	31,630
Velocity Financial, Inc.(a)	531	6,282
Walker & Dunlop, Inc.	2,506	282,276
Waterstone Financial, Inc.	2,085	38,885
WSFS Financial Corp.	4,359	208,011

		3,820,202

Tobacco — 0.1%
22nd Century Group, Inc.(a)	11,373	19,107
Turning Point Brands, Inc.	938	22,512
Universal Corp.	1,916	107,123
Vector Group Ltd.	11,298	125,860

		274,602

Trading Companies & Distributors — 1.2%
Air Lease Corp.	8,607	319,406
Alta Equipment Group, Inc.(a)	1,317	14,803
Applied Industrial Technologies, Inc.	3,059	307,705
Beacon Roofing Supply, Inc.(a)	4,508	270,570
BlueLinx Holdings, Inc.(a)(b)	776	62,080
Boise Cascade Co.	3,221	227,757
Core & Main, Inc., Class A(a)(b)	5,210	125,769
Custom Truck One Source, Inc.(a)	5,253	32,516
Distribution Solutions Group, Inc.(a)	507	25,147
DXP Enterprises, Inc.(a)	1,267	43,078
GATX Corp.	2,901	290,825
Global Industrial Co.	1,047	37,430
GMS, Inc.(a)	3,367	178,687
H&E Equipment Services, Inc.	2,433	86,980
Herc Holdings, Inc.	2,033	252,133
Hudson Technologies, Inc.(a)	3,372	30,045
Karat Packaging, Inc.(a)	226	4,301
McGrath RentCorp.	1,967	165,936
MRC Global, Inc.(a)	6,304	73,252
MSC Industrial Direct Co., Inc., Class A	3,843	317,662
NOW, Inc.(a)	8,260	91,356
Rush Enterprises, Inc., Class A	3,509	169,099
Rush Enterprises, Inc., Class B	502	27,233
SiteOne Landscape Supply, Inc.(a)(b)	3,524	490,999
Textainer Group Holdings Ltd.	3,635	123,481
Titan Machinery, Inc.(a)	1,299	36,541
Transcat, Inc.(a)	533	33,217
Triton International Ltd.	5,251	336,484
Univar Solutions, Inc.(a)	13,162	355,900
Veritiv Corp.(a)	1,152	142,871
Watsco, Inc.	2,679	733,912
WESCO International, Inc.(a)	3,602	460,480

		5,867,655

Water Utilities — 0.4%
American States Water Co.	2,955	257,587
Artesian Resources Corp., Class A	484	24,955
California Water Service Group	4,201	252,396
Essential Utilities, Inc.	18,781	975,485
Global Water Resources, Inc.	1,533	20,282
Middlesex Water Co.	1,224	116,415
Pure Cycle Corp.(a)	1,157	12,218
SJW Group	2,123	139,396
York Water Co.	921	39,594

		1,838,328

Wireless Telecommunication Services — 0.1%
Gogo, Inc.(a)	3,763	65,326
KORE Group Holdings, Inc.(a)(b)	4,103	10,914

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co.	3,721	$82,978
Telephone & Data Systems, Inc.	8,383	132,535
U.S. Cellular Corp.(a)	1,027	30,081

		321,834

Total Common Stocks — 98.0% (Cost: $401,769,445)		460,302,399

Investment Companies

Aerospace & Defense — 1.0%
iShares Russell 2000 ETF(b)(d)	25,130	4,705,593

Equity Funds — 0.6%
iShares Russell Mid-Cap ETF(b)(d)	40,452	2,872,901

Total Investment Companies — 1.6% (Cost: $7,078,563)		7,578,494

Preferred Securities

Preferred Stocks — 0.0%

Biotechnology — 0.0%
Tango Therapeutics, Inc.(a)	5,194	21,243

		21,243

Total Preferred Securities — 0.0% (Cost: $24,090)		21,243

Total Long-Term Investments — 99.6% (Cost: $408,872,098)		467,902,136

Security	Shares	Value

Short-Term Securities

Money Market Funds — 11.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.96%(d)(e)(f)	54,338,463	$54,333,029
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.84%(d)(e)	1,668,772	1,668,772

Total Short-Term Securities — 11.9% (Cost: $56,004,285)		56,001,801

Total Investments — 111.5% (Cost: $464,876,383)		523,903,937

Liabilities in Excess of Other Assets — (11.5)%		(54,053,834)

Net Assets — 100.0%		$469,850,103

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$37,718,513	$16,632,840	(a)	$—		$(9,710)	$(8,614)	$54,333,029	54,338,463	$294,766	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,388,584	—		(16,719,812	)(a)	—	—	1,668,772	1,668,772	8,234		—
iShares Russell 2000 ETF	2,705,210	61,728,266		(59,040,913)		(843,535)	156,565	4,705,593	25,130	29,177		—
iShares Russell Mid-Cap ETF	1,806,939	40,154,159		(38,734,260)		(386,640)	32,703	2,872,901	40,452	23,260		—

						$(1,239,885)	$180,654	$63,580,295		$355,437		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini CME Index	9	09/16/22	$848	$52,893
S&P Mid 400 E-Mini Index	3	09/16/22	754	47,664

				$100,557

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$100,557	$—	$—	$—	$100,557

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(56,990)	$—	$—	$(256,169)	$(313,159)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$100,119	$—	$—	$—	$100,119

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,119,958

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,767,050	$—	$—	$7,767,050
Air Freight & Logistics	1,175,460	—	—	1,175,460
Airlines	2,326,084	—	—	2,326,084
Auto Components	5,019,579	—	—	5,019,579

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Automobiles	$1,211,276	$—	$—	$1,211,276
Banks	31,197,491	—	—	31,197,491
Beverages	1,353,605	—	—	1,353,605
Biotechnology	19,368,618	—	4,582	19,373,200
Building Products	10,247,180	—	—	10,247,180
Capital Markets	12,845,965	—	—	12,845,965
Chemicals	9,120,239	—	—	9,120,239
Commercial Services & Supplies	5,348,735	—	—	5,348,735
Communications Equipment	4,691,529	—	—	4,691,529
Construction & Engineering	7,169,839	—	—	7,169,839
Construction Materials	682,593	—	—	682,593
Consumer Finance	3,168,107	—	—	3,168,107
Containers & Packaging	7,231,583	16,832	—	7,248,415
Distributors	1,215,346	—	—	1,215,346
Diversified Consumer Services	4,771,626	—	—	4,771,626
Diversified Financial Services	1,024,680	—	—	1,024,680
Diversified Telecommunication Services	1,786,510	—	—	1,786,510
Electric Utilities	4,404,305	—	—	4,404,305
Electrical Equipment	7,744,384	—	—	7,744,384
Electronic Equipment, Instruments & Components	9,640,467	—	—	9,640,467
Energy Equipment & Services	3,664,477	—	—	3,664,477
Entertainment	3,060,956	—	—	3,060,956
Equity Real Estate Investment Trusts (REITs)	36,485,841	—	—	36,485,841
Food & Staples Retailing	4,311,819	—	—	4,311,819
Food Products	5,924,292	—	—	5,924,292
Gas Utilities	3,794,115	—	—	3,794,115
Health Care Equipment & Supplies	12,589,656	—	—	12,589,656
Health Care Providers & Services	12,045,149	—	—	12,045,149
Health Care Technology	2,835,618	—	—	2,835,618
Hotels, Restaurants & Leisure	11,186,613	—	—	11,186,613
Household Durables	7,132,655	—	—	7,132,655
Household Products	862,931	—	—	862,931
Independent Power and Renewable Electricity Producers	2,263,449	—	—	2,263,449
Industrial Conglomerates	45,334	—	—	45,334
Insurance	15,316,346	—	—	15,316,346
Interactive Media & Services	2,113,175	—	—	2,113,175
Internet & Direct Marketing Retail	1,167,171	—	—	1,167,171
IT Services	12,236,757	—	—	12,236,757
Leisure Products	3,193,529	—	—	3,193,529
Life Sciences Tools & Services	7,887,085	—	—	7,887,085
Machinery	17,100,498	—	—	17,100,498
Marine	920,500	—	—	920,500
Media	5,406,559	—	—	5,406,559
Metals & Mining	7,999,145	—	—	7,999,145
Mortgage Real Estate Investment Trusts (REITs)	5,293,177	—	—	5,293,177
Multiline Retail	1,413,698	—	—	1,413,698
Multi-Utilities	1,970,850	—	—	1,970,850
Oil, Gas & Consumable Fuels	18,120,043	—	—	18,120,043
Paper & Forest Products	689,764	—	—	689,764
Personal Products	1,842,622	—	—	1,842,622
Pharmaceuticals	4,943,184	—	—	4,943,184
Professional Services	9,373,991	—	—	9,373,991
Real Estate Management & Development	3,422,683	—	—	3,422,683
Road & Rail	5,002,321	—	—	5,002,321
Semiconductors & Semiconductor Equipment	10,714,896	—	—	10,714,896
Software	28,126,255	—	—	28,126,255
Specialty Retail	10,348,891	—	—	10,348,891
Technology Hardware, Storage & Peripherals	1,373,980	—	—	1,373,980
Textiles, Apparel & Luxury Goods	5,466,088	—	—	5,466,088
Thrifts & Mortgage Finance	3,820,202	—	—	3,820,202
Tobacco	274,602	—	—	274,602
Trading Companies & Distributors	5,867,655	—	—	5,867,655
Water Utilities	1,838,328	—	—	1,838,328

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Russell Small/Mid-Cap Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Wireless Telecommunication Services	$321,834	$—	$—	$321,834
Investment Companies	7,578,494	—	—	7,578,494
Preferred Securities
Preferred Stocks	21,243	—	—	21,243
Short-Term Securities
Money Market Funds	56,001,801	—	—	56,001,801

	$523,882,523	$16,832	$4,582	$523,903,937

Derivative Financial Instruments(a)
Assets
Equity Contracts	$100,557	$—	$—	$100,557

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)	1,832	$81,579
Aerojet Rocketdyne Holdings, Inc.(a)	4,402	192,323
AeroVironment, Inc.(a)	1,443	125,022
AerSale Corp.(a)	1,566	27,421
Archer Aviation, Inc., Class A(a)	8,285	33,471
Astra Space, Inc.(a)(b)	13,517	19,329
Astronics Corp.(a)	3,153	35,377
Axon Enterprise, Inc.(a)	3,955	435,801
Boeing Co.(a)	33,061	5,266,948
BWX Technologies, Inc.	5,357	303,635
Cadre Holdings, Inc.	1,180	27,907
Curtiss-Wright Corp.	2,307	330,916
Ducommun, Inc.(a)	1,004	47,529
General Dynamics Corp.	14,930	3,384,183
HEICO Corp.	2,693	424,713
HEICO Corp., Class A	4,810	614,141
Hexcel Corp.	5,227	316,286
Howmet Aerospace, Inc.	22,728	843,891
Huntington Ingalls Industries, Inc.	2,334	506,105
Kaman Corp.	1,670	51,403
Kratos Defense & Security Solutions, Inc.(a)	8,184	117,768
L3Harris Technologies, Inc.	11,680	2,802,850
Lockheed Martin Corp.	14,387	5,953,484
Maxar Technologies, Inc.(b)	4,526	124,374
Mercury Systems, Inc.(a)	3,346	197,447
Moog, Inc., Class A	1,740	149,014
National Presto Industries, Inc.	532	37,878
Northrop Grumman Corp.	8,873	4,249,280
Park Aerospace Corp.	2,497	30,463
Parsons Corp.(a)	1,923	83,131
Raytheon Technologies Corp.	90,197	8,407,262
Rocket Lab USA, Inc.(a)	13,537	63,218
Spirit AeroSystems Holdings, Inc., Class A	6,835	224,325
Textron, Inc.	12,942	849,513
TransDigm Group, Inc.(a)(b)	3,156	1,964,105
Triumph Group, Inc.(a)	3,986	61,942
V2X Inc.(a)	1,014	33,705
Virgin Galactic Holdings, Inc.(a)(b)	14,613	108,721
Woodward, Inc.	3,700	387,390

		38,913,850

Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.(a)	3,269	102,450
Atlas Air Worldwide Holdings, Inc.(a)	2,037	154,221
CH Robinson Worldwide, Inc.	7,755	858,479
Expeditors International of Washington, Inc.	10,056	1,068,450
FedEx Corp.	14,576	3,397,520
Forward Air Corp.	1,607	168,623
GXO Logistics, Inc.(a)	6,305	302,640
Hub Group, Inc., Class A(a)	2,086	159,370
Radiant Logistics, Inc.(a)	1,065	7,721
United Parcel Service, Inc., Class B	44,590	8,690,145

		14,909,619

Airlines(a) — 0.2%
Alaska Air Group, Inc.	7,417	328,796
Allegiant Travel Co.	932	107,469
American Airlines Group, Inc.	39,039	535,225
Blade Air Mobility, Inc.	4,235	23,525
Copa Holdings SA, Class A(b)	2,021	135,852
Delta Air Lines, Inc.	38,649	1,229,038

Security	Shares	Value

Airlines (continued)
Frontier Group Holdings, Inc.(b)	1,674	$24,239
Hawaiian Holdings, Inc.	2,898	43,354
JetBlue Airways Corp.	17,926	150,937
Joby Aviation, Inc.(b)	15,127	83,804
SkyWest, Inc.	2,859	69,045
Southwest Airlines Co.	36,221	1,380,744
Spirit Airlines, Inc.	6,425	159,147
Sun Country Airlines Holdings, Inc.	2,011	40,562
United Airlines Holdings, Inc.	19,894	731,104
Wheels Up Experience, Inc.	10,220	22,893

		5,065,734

Auto Components — 0.2%
Adient PLC(a)	5,529	186,770
American Axle & Manufacturing Holdings, Inc.(a)	6,123	54,556
Aptiv PLC(a)	16,279	1,707,504
BorgWarner, Inc.	14,532	558,901
Dana, Inc.	8,323	139,494
Dorman Products, Inc.(a)	1,598	161,542
Fox Factory Holding Corp.(a)(b)	2,649	250,754
Gentex Corp.	14,350	404,957
Gentherm, Inc.(a)	1,943	125,440
Goodyear Tire & Rubber Co.(a)	17,489	214,765
Holley, Inc.(a)(b)	3,298	26,351
LCI Industries	1,449	195,745
Lear Corp.	3,676	555,591
Luminar Technologies, Inc.(a)(b)	15,044	101,697
Modine Manufacturing Co.(a)	3,006	39,439
Motorcar Parts of America, Inc.(a)	702	10,579
Patrick Industries, Inc.	1,396	84,765
QuantumScape Corp.(a)(b)	14,310	154,834
Solid Power, Inc.(a)	4,086	25,905
Standard Motor Products, Inc.	1,011	46,243
Stoneridge, Inc.(a)	1,548	29,133
Tenneco, Inc., Class A(a)(b)	4,973	93,841
Visteon Corp.(a)	1,624	207,190
XPEL, Inc.(a)	1,496	91,690

		5,467,686

Automobiles — 2.2%
Canoo, Inc.(a)(b)	7,133	24,680
Cenntro Electric Group Ltd.(a)(b)	12,749	19,124
Faraday Future Intelligent Electric, Inc.(a)(b)	8,813	19,477
Fisker, Inc.(a)(b)	9,734	93,252
Ford Motor Co.	237,181	3,484,189
General Motors Co.(a)	88,367	3,204,187
Harley-Davidson, Inc.	8,188	309,588
Lordstown Motors Corp., Class A(a)(b)	19,860	44,486
Lucid Group, Inc.(a)(b)	32,027	584,493
Rivian Automotive, Inc., Class A(a)(b)	10,808	370,714
Tesla, Inc.(a)	51,441	45,857,079
Thor Industries, Inc.	3,278	276,434
Winnebago Industries, Inc.	2,035	122,853
Workhorse Group, Inc.(a)(b)	6,200	20,274

		54,430,830

Banks — 3.9%
1st Source Corp.	2,496	120,357
Allegiance Bancshares, Inc.	1,063	46,815
Amalgamated Financial Corp.	666	15,371
Amerant Bancorp, Inc.	1,476	40,324
American National Bankshares, Inc.	234	8,492
Ameris Bancorp	3,711	175,493
Arrow Financial Corp.	496	16,641

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Associated Banc-Corp.	9,965	$200,296
Atlantic Union Bankshares Corp.	5,090	176,063
Banc of California, Inc.	6,112	107,021
BancFirst Corp.	1,304	140,037
Bancorp, Inc.(a)	1,904	46,838
Bank First Corp.	309	23,768
Bank of America Corp.	427,637	14,458,407
Bank of Hawaii Corp.	2,765	221,504
Bank of Marin Bancorp	558	18,258
Bank of NT Butterfield & Son Ltd.	3,623	122,783
Bank OZK	7,732	310,053
BankUnited, Inc.	3,069	119,231
Banner Corp.	981	60,812
Bar Harbor Bankshares	1,349	39,081
BCB Bancorp, Inc.	1,342	25,847
Berkshire Hills Bancorp, Inc.	1,900	53,523
Blue Ridge Bankshares, Inc.	1,301	19,437
BOK Financial Corp.	1,851	162,944
Brookline Bancorp, Inc.	2,260	31,256
Business First Bancshares, Inc.	1,155	27,119
Byline Bancorp, Inc.	1,662	40,702
Cadence Bank	6,933	180,951
Cambridge Bancorp	245	20,406
Camden National Corp.	1,025	46,842
Capital Bancorp, Inc.	643	16,069
Capital City Bank Group, Inc.	363	11,758
Capstar Financial Holdings, Inc.	1,127	23,678
Carter Bankshares, Inc.(a)	1,048	14,620
Cathay General Bancorp	4,329	180,519
CBTX, Inc.	1,468	45,435
Central Pacific Financial Corp.	427	10,111
Citigroup, Inc.	120,108	6,233,605
Citizens & Northern Corp.	1,802	44,023
Citizens Financial Group, Inc.	30,041	1,140,657
City Holding Co.	442	38,361
Civista Bancshares, Inc.	808	17,501
CNB Financial Corp.	1,531	39,500
Coastal Financial Corp.(a)	714	29,438
Colony Bankcorp, Inc.	1,564	22,709
Columbia Banking System, Inc.	2,735	82,515
Comerica, Inc.	8,064	627,137
Commerce Bancshares, Inc.	6,789	471,768
Community Bank System, Inc.	1,925	129,610
Community Trust Bancorp, Inc.	2,423	104,989
ConnectOne Bancorp, Inc.	2,102	55,577
CrossFirst Bankshares, Inc.(a)	2,745	37,661
Cullen/Frost Bankers, Inc.	3,528	460,051
Customers Bancorp, Inc.(a)	1,668	63,701
CVB Financial Corp.	7,213	192,371
Dime Community Bancshares, Inc.	1,767	60,219
Eagle Bancorp, Inc.	1,044	51,187
East West Bancorp, Inc.	8,595	616,949
Eastern Bankshares, Inc.	10,087	205,775
Enterprise Bancorp, Inc.	214	6,805
Enterprise Financial Services Corp.	1,968	92,555
Equity Bancshares, Inc., Class A	1,265	40,417
Farmers & Merchants Bancorp, Inc.	828	25,378
Farmers National Banc Corp.	1,865	26,483
FB Financial Corp.	3,630	155,545
Fifth Third Bancorp	41,371	1,411,579
Financial Institutions, Inc.	1,577	41,806
First BanCorp.	4,914	74,152
First Bancorp, Inc.	314	9,484

Security	Shares	Value

Banks (continued)
First Bancorp/Southern Pines NC	897	$33,978
First Bancshares, Inc.	1,176	34,104
First Bank	1,767	26,611
First Busey Corp.	4,173	102,864
First Business Financial Services, Inc.	758	25,355
First Citizens BancShares, Inc., Class A	730	552,376
First Commonwealth Financial Corp.	3,047	45,157
First Community Bankshares, Inc.	576	18,478
First Financial Bancorp	3,434	76,716
First Financial Bankshares, Inc.	7,922	349,994
First Financial Corp.	515	24,061
First Foundation, Inc.	6,885	143,346
First Guaranty Bancshares, Inc.	973	24,150
First Hawaiian, Inc.	8,210	209,273
First Horizon Corp.	31,682	708,410
First Internet Bancorp	258	9,146
First Interstate BancSystem, Inc., Class A	5,748	234,403
First Merchants Corp.	5,056	209,976
First Mid Bancshares, Inc.	847	31,822
First of Long Island Corp.	1,705	31,031
First Republic Bank	11,029	1,794,529
Five Star Bancorp	948	24,999
Flushing Financial Corp.	1,802	38,905
FNB Corp.	21,845	261,266
Fulton Financial Corp.	11,311	188,781
German American Bancorp, Inc.	1,941	73,447
Glacier Bancorp, Inc.	6,957	348,476
Great Southern Bancorp, Inc.	1,489	92,229
Guaranty Bancshares, Inc.	297	11,099
Hancock Whitney Corp.	5,243	255,911
Hanmi Financial Corp.	907	22,920
HarborOne Bancorp, Inc.	5,315	77,067
Heartland Financial USA, Inc.	2,318	104,078
Heritage Commerce Corp.	3,436	40,476
Heritage Financial Corp.	1,053	27,399
Hilltop Holdings, Inc.	3,539	102,100
Home BancShares, Inc.	12,036	284,050
HomeStreet, Inc.	954	35,575
HomeTrust Bancshares, Inc.	642	15,498
Hope Bancorp, Inc.	3,638	54,716
Horizon Bancorp, Inc.	2,632	50,192
Huntington Bancshares, Inc.	87,165	1,158,423
Independent Bank Corp.	3,093	202,341
Independent Bank Group, Inc.	2,212	156,433
International Bancshares Corp.	3,311	145,220
John Marshall Bancorp, Inc.	759	19,787
JPMorgan Chase & Co.	177,158	20,436,947
KeyCorp.	56,846	1,040,282
Lakeland Bancorp, Inc.	4,929	78,470
Lakeland Financial Corp.	1,478	114,988
Live Oak Bancshares, Inc.	2,391	89,997
M&T Bank Corp.	10,872	1,929,236
Macatawa Bank Corp.	816	7,589
Mercantile Bank Corp.	497	17,614
Meta Financial Group, Inc.	1,236	41,678
Metrocity Bankshares, Inc.	765	15,843
Metropolitan Bank Holding Corp.(a)	533	36,980
Mid Penn Bancorp, Inc.	806	23,116
Midland States Bancorp, Inc.	963	25,231
MidWestOne Financial Group, Inc.	1,021	31,865
MVB Financial Corp.	865	28,112
National Bank Holdings Corp., Class A	890	37,042
NBT Bancorp, Inc.	1,281	51,932

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Nicolet Bankshares, Inc.(a)	940	$75,181
Northwest Bancshares, Inc.	4,246	61,057
OceanFirst Financial Corp.	4,668	95,974
OFG Bancorp	1,912	52,523
Old National Bancorp	19,289	335,821
Old Second Bancorp, Inc.	5,066	71,177
Origin Bancorp, Inc.	1,892	81,488
Orrstown Financial Services, Inc.	348	9,020
Pacific Premier Bancorp, Inc.	3,852	129,581
PacWest Bancorp	7,512	210,561
Park National Corp.	1,046	135,520
PCSB Financial Corp.	450	8,771
Peapack-Gladstone Financial Corp.	1,216	39,715
Peoples Bancorp, Inc.	3,439	106,334
Peoples Financial Services Corp.	546	29,069
Pinnacle Financial Partners, Inc.	4,572	361,645
PNC Financial Services Group, Inc.	25,457	4,224,335
Popular, Inc.	4,946	384,156
Preferred Bank/Los Angeles CA	305	22,174
Premier Financial Corp.	1,940	55,251
Primis Financial Corp.	1,942	26,314
Prosperity Bancshares, Inc.	5,508	408,088
QCR Holdings, Inc.	904	53,598
RBB Bancorp	350	7,984
Red River Bancshares, Inc.	282	15,468
Regions Financial Corp.	58,050	1,229,499
Renasant Corp.	1,899	63,427
Republic Bancorp, Inc., Class A	1,265	56,723
Republic First Bancorp, Inc.(a)	1,213	4,391
S&T Bancorp, Inc.	1,247	38,582
Sandy Spring Bancorp, Inc.	2,975	122,867
Seacoast Banking Corp. of Florida	2,936	105,050
ServisFirst Bancshares, Inc.(b)	2,937	250,967
Shore Bancshares, Inc.	2,166	42,454
Sierra Bancorp	1,347	30,240
Signature Bank	3,708	688,094
Silvergate Capital Corp., Class A(a)	2,046	190,871
Simmons First National Corp., Class A	6,948	165,015
SmartFinancial, Inc.	348	9,135
South Plains Financial, Inc.	1,099	29,036
Southern First Bancshares, Inc.(a)	161	7,205
Southside Bancshares, Inc.	1,208	48,248
SouthState Corp.	4,644	393,672
Stock Yards Bancorp, Inc.	2,417	167,136
Summit Financial Group, Inc.	488	14,889
SVB Financial Group(a)	3,552	1,433,410
Synovus Financial Corp.	9,221	372,344
Texas Capital Bancshares, Inc.(a)	3,041	178,263
Third Coast Bancshares, Inc.(a)	1,211	22,718
Tompkins Financial Corp.	1,151	88,800
Towne Bank	6,068	181,251
Trico Bancshares	2,838	135,656
Triumph Bancorp, Inc.(a)	1,435	104,253
Truist Financial Corp.	81,007	4,088,423
Trustmark Corp.	3,530	114,619
U.S. Bancorp	82,574	3,897,493
UMB Financial Corp.	2,757	249,508
Umpqua Holdings Corp.	13,358	235,234
United Bankshares, Inc.	7,831	303,373
United Community Banks, Inc.	3,642	123,937
Univest Financial Corp.	4,249	105,970
Valley National Bancorp	24,711	288,872

Security	Shares	Value

Banks (continued)
Veritex Holdings, Inc.	2,661	$82,331
Washington Federal, Inc.	4,414	150,650
Washington Trust Bancorp, Inc.	2,282	125,236
Webster Financial Corp.	10,746	499,152
Wells Fargo & Co.	230,665	10,119,274
WesBanco, Inc.	4,292	146,443
West BanCorp., Inc.	1,337	34,775
Westamerica BanCorp.	987	59,230
Western Alliance Bancorp	6,598	503,955
Wintrust Financial Corp.	3,955	340,288
Zions Bancorp NA	9,125	497,769

		97,613,993

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)(b)	590	224,454
Brown-Forman Corp., Class A	2,632	190,557
Brown-Forman Corp., Class B	11,310	839,428
Celsius Holdings, Inc.(a)(b)	3,193	284,049
Coca-Cola Co.	236,509	15,176,783
Coca-Cola Consolidated, Inc.	267	136,971
Constellation Brands, Inc., Class A	9,341	2,300,782
Duckhorn Portfolio, Inc.(a)(b)	2,594	47,574
Keurig Dr Pepper, Inc.	52,158	2,020,601
MGP Ingredients, Inc.	794	83,513
Molson Coors Beverage Co., Class B	10,546	630,123
Monster Beverage Corp.(a)	22,426	2,234,078
National Beverage Corp.	1,540	83,437
PepsiCo, Inc.	83,705	14,645,027
Primo Water Corp.	10,816	142,987
Vintage Wine Estates, Inc.(a)	2,418	17,748
Vita Coco Co., Inc.(a)	2,013	24,257

		39,082,369

Biotechnology — 2.4%
2seventy bio, Inc.(a)	3,031	43,616
4D Molecular Therapeutics, Inc.(a)	982	9,231
Aadi Bioscience, Inc.(a)	1,787	22,105
AbbVie, Inc.	107,227	15,388,147
ACADIA Pharmaceuticals, Inc.(a)	7,957	116,888
Adagio Therapeutics, Inc.(a)	2,455	8,642
Adicet Bio, Inc.(a)	1,548	26,146
ADMA Biologics, Inc.(a)	12,578	26,917
Aduro Biotech, Inc.(c)	400	1,016
Aerovate Therapeutics, Inc.(a)(b)	1,610	35,823
Affimed NV(a)(b)	6,814	19,284
Agenus, Inc.(a)	12,516	32,291
Agios Pharmaceuticals, Inc.(a)	3,560	76,789
Akero Therapeutics, Inc.(a)	963	9,861
Albireo Pharma, Inc.(a)	1,780	37,006
Alector, Inc.(a)(b)	2,986	30,517
Alkermes PLC(a)(b)	10,041	257,050
Allogene Therapeutics, Inc.(a)(b)	5,719	74,233
Allovir, Inc.(a)	1,851	8,496
Alnylam Pharmaceuticals, Inc.(a)	7,234	1,027,517
Alpine Immune Sciences, Inc.(a)	2,578	20,495
ALX Oncology Holdings, Inc.(a)(b)	841	8,141
Amgen, Inc.	32,423	8,023,720
Amicus Therapeutics, Inc.(a)	17,257	171,880
AnaptysBio, Inc.(a)(b)	865	18,113
Anavex Life Sciences Corp.(a)(b)	5,256	53,927
Anika Therapeutics, Inc.(a)	1,304	30,461
Apellis Pharmaceuticals, Inc.(a)	5,492	309,090
Arbutus Biopharma Corp.(a)	7,498	17,320
Arcellx, Inc.(a)(b)	677	14,034

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Arcturus Therapeutics Holdings, Inc.(a)(b)	1,279	$22,446
Arcus Biosciences, Inc.(a)	2,735	72,724
Arcutis Biotherapeutics, Inc.(a)	1,650	40,029
Arrowhead Pharmaceuticals, Inc.(a)	6,489	275,977
Atara Biotherapeutics, Inc.(a)	4,529	13,723
Aura Biosciences, Inc.(a)	1,601	22,830
Aurinia Pharmaceuticals, Inc.(a)	8,475	69,326
Avid Bioservices, Inc.(a)	3,513	69,030
Avidity Biosciences, Inc.(a)	3,751	61,104
Beam Therapeutics, Inc.(a)	4,047	254,880
BioCryst Pharmaceuticals, Inc.(a)	11,882	130,940
Biogen, Inc.(a)	8,801	1,892,743
Biohaven Pharmaceutical Holding Co. Ltd.(a)	3,741	546,261
BioMarin Pharmaceutical, Inc.(a)	11,064	952,057
Bioxcel Therapeutics, Inc.(a)	1,041	16,073
Bluebird Bio, Inc.(a)	3,578	14,491
Blueprint Medicines Corp.(a)	3,677	187,748
Bridgebio Pharma, Inc.(a)(b)	5,906	51,146
C4 Therapeutics, Inc.(a)	2,279	21,970
CareDx, Inc.(a)	2,931	69,728
Caribou Biosciences, Inc.(a)	4,018	32,626
Catalyst Pharmaceuticals, Inc.(a)	7,043	72,120
Celldex Therapeutics, Inc.(a)	2,529	77,691
Century Therapeutics, Inc.(a)(b)	1,185	12,525
Cerevel Therapeutics Holdings, Inc.(a)(b)	3,376	88,755
ChemoCentryx, Inc.(a)	3,416	80,686
Chimerix, Inc.(a)	2,973	6,511
Chinook Therapeutics, Inc.(a)	3,112	57,603
Cogent Biosciences, Inc.(a)	2,592	28,745
Coherus Biosciences, Inc.(a)(b)	3,643	30,856
Crinetics Pharmaceuticals, Inc.(a)	3,550	68,196
CTI BioPharma Corp.(a)(b)	6,063	39,652
Cullinan Oncology, Inc.(a)	976	13,186
Cytokinetics, Inc.(a)	5,113	216,433
Day One Biopharmaceuticals, Inc.(a)(b)	1,120	19,186
Deciphera Pharmaceuticals, Inc.(a)	2,226	28,248
Denali Therapeutics, Inc.(a)	6,275	213,476
Design Therapeutics, Inc.(a)	2,613	51,267
Dynavax Technologies Corp.(a)(b)	8,014	115,241
Dyne Therapeutics, Inc.(a)	1,550	16,260
Eagle Pharmaceuticals, Inc.(a)	611	24,257
Editas Medicine, Inc.(a)(b)	3,741	59,519
Eiger Biopharmaceuticals, Inc.(a)	3,702	32,170
Emergent BioSolutions, Inc.(a)	2,980	103,227
Enanta Pharmaceuticals, Inc.(a)	1,355	74,728
EQRx, Inc.(a)(b)	8,747	47,671
Erasca, Inc.(a)(b)	3,958	29,843
Exact Sciences Corp.(a)(b)	10,602	478,150
Exelixis, Inc.(a)	18,879	394,949
Fate Therapeutics, Inc.(a)	4,554	139,034
FibroGen, Inc.(a)	4,502	56,635
Foghorn Therapeutics, Inc.(a)	1,251	18,302
Forma Therapeutics Holdings, Inc.(a)	1,944	16,096
Generation Bio Co.(a)	2,726	17,392
Geron Corp.(a)(b)	13,028	24,753
Gilead Sciences, Inc.	75,846	4,531,798
Global Blood Therapeutics, Inc.(a)	4,577	149,759
Gossamer Bio, Inc.(a)(b)	4,691	52,680
Halozyme Therapeutics, Inc.(a)	8,235	402,691
Heron Therapeutics, Inc.(a)	5,088	14,145
Horizon Therapeutics PLC(a)	13,573	1,126,152
Icosavax, Inc.(a)	890	6,230
Ideaya Biosciences, Inc.(a)	1,859	27,736

Security	Shares	Value

Biotechnology (continued)
IGM Biosciences, Inc.(a)	534	$8,603
Imago Biosciences, Inc.(a)	1,182	19,030
ImmunityBio, Inc.(a)(b)	3,425	13,323
ImmunoGen, Inc.(a)	10,990	52,093
Immunovant, Inc.(a)	1,328	5,471
Incyte Corp.(a)	11,229	872,269
Inhibrx, Inc.(a)(b)	1,399	24,259
Inovio Pharmaceuticals, Inc.(a)(b)	12,025	23,810
Insmed, Inc.(a)	7,918	175,146
Instil Bio, Inc.(a)(b)	3,486	19,661
Intellia Therapeutics, Inc.(a)	4,702	304,502
Intercept Pharmaceuticals, Inc.(a)(b)	997	12,722
Ionis Pharmaceuticals, Inc.(a)	8,186	307,466
Iovance Biotherapeutics, Inc.(a)	8,484	98,839
Ironwood Pharmaceuticals, Inc.(a)	8,803	100,794
iTeos Therapeutics, Inc.(a)	952	23,286
IVERIC bio, Inc.(a)	7,350	78,572
Janux Therapeutics, Inc.(a)(b)	958	11,898
Jounce Therapeutics, Inc.(a)	2,971	9,121
KalVista Pharmaceuticals, Inc.(a)(b)	2,567	31,702
Karuna Therapeutics, Inc.(a)	1,654	215,433
Karyopharm Therapeutics, Inc.(a)	2,939	12,491
Keros Therapeutics, Inc.(a)	1,105	35,448
Kezar Life Sciences, Inc.(a)	2,971	29,027
Kiniksa Pharmaceuticals Ltd., Class A(a)	935	9,266
Kinnate Biopharma, Inc.(a)(b)	1,144	12,241
Kodiak Sciences, Inc.(a)	1,928	19,184
Kronos Bio, Inc.(a)	2,376	9,979
Krystal Biotech, Inc.(a)	1,376	99,870
Kura Oncology, Inc.(a)	3,343	51,181
Kymera Therapeutics, Inc.(a)	1,869	41,174
Lexicon Pharmaceuticals, Inc.(a)(b)	1,529	3,639
Ligand Pharmaceuticals, Inc.(a)	802	73,808
Lyell Immunopharma, Inc.(a)(b)	11,179	62,267
MacroGenics, Inc.(a)	3,347	10,476
Madrigal Pharmaceuticals, Inc.(a)(b)	600	37,692
MannKind Corp.(a)	15,218	52,502
MeiraGTx Holdings PLC(a)	2,029	16,800
Mersana Therapeutics, Inc.(a)	3,619	18,348
MiMedx Group, Inc.(a)	5,597	19,142
Mirati Therapeutics, Inc.(a)	2,496	160,742
Mirum Pharmaceuticals, Inc.(a)	1,260	31,626
Moderna, Inc.(a)	20,856	3,422,261
Monte Rosa Therapeutics, Inc.(a)(b)	998	9,052
Morphic Holding, Inc.(a)	1,057	27,979
Myriad Genetics, Inc.(a)	6,162	162,554
Natera, Inc.(a)	5,526	259,722
Neurocrine Biosciences, Inc.(a)	5,834	549,154
Nkarta, Inc.(a)(b)	2,544	34,369
Novavax, Inc.(a)(b)	4,770	260,013
Nurix Therapeutics, Inc.(a)	1,735	27,691
Nuvalent, Inc., Class A(a)(b)	2,068	30,730
Ocugen, Inc.(a)(b)	9,292	23,973
Organogenesis Holdings, Inc.(a)	6,610	37,941
Outlook Therapeutics, Inc.(a)	10,081	11,392
PMV Pharmaceuticals, Inc.(a)(b)	2,919	43,639
Point Biopharma Global, Inc.(a)	4,612	33,852
Praxis Precision Medicines, Inc.(a)(b)	1,900	6,707
Precigen, Inc.(a)	5,740	9,012
Prometheus Biosciences, Inc.(a)	2,220	94,727
Protagonist Therapeutics, Inc.(a)	2,080	20,696
Prothena Corp. PLC(a)	2,076	64,481
PTC Therapeutics, Inc.(a)(b)	4,656	202,769

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Radius Health, Inc.(a)	2,817	$28,395
Rallybio Corp.(a)	1,815	16,934
RAPT Therapeutics, Inc.(a)	1,138	20,962
Recursion Pharmaceuticals, Inc., Class A(a)	6,877	58,179
Regeneron Pharmaceuticals, Inc.(a)	6,299	3,664,065
REGENXBIO, Inc.(a)	2,116	66,379
Relay Therapeutics, Inc.(a)(b)	4,407	83,821
Replimune Group, Inc.(a)	1,503	28,978
Revolution Medicines, Inc.(a)(b)	4,445	100,413
Rigel Pharmaceuticals, Inc.(a)	11,055	13,155
Rocket Pharmaceuticals, Inc.(a)(b)	2,057	29,827
Sage Therapeutics, Inc.(a)	3,162	108,804
Sana Biotechnology, Inc.(a)(b)	5,009	33,460
Sangamo Therapeutics, Inc.(a)	6,311	27,074
Sarepta Therapeutics, Inc.(a)	5,064	470,699
Seagen, Inc.(a)	8,266	1,487,715
Seres Therapeutics, Inc.(a)	3,502	14,393
Sorrento Therapeutics, Inc.(a)(b)	26,350	68,510
SpringWorks Therapeutics, Inc.(a)(b)	2,491	74,431
Stoke Therapeutics, Inc.(a)	1,062	15,707
Sutro Biopharma, Inc.(a)	2,510	14,684
Syndax Pharmaceuticals, Inc.(a)	3,759	76,571
Talaris Therapeutics, Inc.(a)	2,772	12,335
Tenaya Therapeutics, Inc.(a)	1,213	5,786
TG Therapeutics, Inc.(a)	7,337	43,949
Travere Therapeutics, Inc.(a)	3,424	80,601
Turning Point Therapeutics, Inc.(a)	2,774	207,995
Twist Bioscience Corp.(a)	3,793	165,906
Ultragenyx Pharmaceutical, Inc.(a)	4,095	218,182
United Therapeutics Corp.(a)	2,660	614,646
Vanda Pharmaceuticals, Inc.(a)	2,945	31,747
Vaxart, Inc.(a)(b)	6,011	22,120
Vaxcyte, Inc.(a)	3,029	69,909
VBI Vaccines, Inc.(a)(b)	9,724	8,272
Vera Therapeutics, Inc.(a)(b)	1,118	19,286
Veracyte, Inc.(a)	4,032	106,203
Vericel Corp.(a)	2,424	78,877
Vertex Pharmaceuticals, Inc.(a)	15,424	4,325,044
Verve Therapeutics, Inc.(a)	2,499	61,525
Vir Biotechnology, Inc.(a)(b)	4,475	124,450
Viridian Therapeutics, Inc.(a)	2,037	26,970
VistaGen Therapeutics, Inc.(a)	9,627	1,378
Xencor, Inc.(a)	3,012	86,414
Y-mAbs Therapeutics, Inc.(a)	1,877	29,262
Zentalis Pharmaceuticals, Inc.(a)(b)	2,156	62,955
Zogenix, Inc.(c)	2,357	1,603

		61,257,350

Building Products — 0.6%
A O Smith Corp.	7,819	494,708
AAON, Inc.	2,718	163,543
Advanced Drainage Systems, Inc.	3,663	434,432
Allegion PLC	5,413	572,154
American Woodmark Corp.(a)	907	45,550
Apogee Enterprises, Inc.	1,427	59,378
Armstrong World Industries, Inc.	2,729	243,836
AZEK Co., Inc.(a)	6,245	129,147
Builders FirstSource, Inc.(a)	10,325	702,100
Caesarstone Ltd.	2,414	21,678
Carlisle Cos., Inc.	3,124	925,016
Carrier Global Corp.	51,119	2,071,853
CSW Industrials, Inc.	854	102,027
Fortune Brands Home & Security, Inc.	7,858	547,545

Security	Shares	Value

Building Products (continued)
Gibraltar Industries, Inc.(a)	2,248	$105,184
Griffon Corp.	3,346	100,414
Hayward Holdings, Inc.(a)(b)	4,513	52,667
Insteel Industries, Inc.	1,232	38,562
Janus International Group, Inc.(a)(b)	5,152	52,396
JELD-WEN Holding, Inc.(a)	6,029	107,196
Johnson Controls International PLC	41,916	2,259,692
Lennox International, Inc.	1,997	478,341
Masco Corp.	14,174	784,956
Masonite International Corp.(a)	1,365	124,256
Owens Corning	5,993	555,791
PGT Innovations, Inc.(a)	4,856	106,346
Quanex Building Products Corp.	1,892	46,562
Resideo Technologies, Inc.(a)	8,359	188,161
Simpson Manufacturing Co., Inc.	2,694	278,236
Trane Technologies PLC	14,273	2,097,988
Trex Co., Inc.(a)	6,985	450,672
UFP Industries, Inc.	3,620	333,800
View, Inc.(a)(b)	4,259	9,412
Zurn Water Solutions Corp.	7,384	213,767

		14,897,366

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	2,263	285,998
Ameriprise Financial, Inc.	6,644	1,793,349
Ares Management Corp., Class A	9,102	652,158
Artisan Partners Asset Management, Inc., Class A	3,461	137,609
Assetmark Financial Holdings, Inc.(a)	965	18,325
Associated Capital Group, Inc., Class A	82	3,354
B. Riley Financial, Inc.	1,480	76,279
Bank of New York Mellon Corp.	44,856	1,949,442
BGC Partners, Inc., Class A	17,841	65,120
BlackRock, Inc.(d)	9,103	6,091,545
Blackstone, Inc.	42,468	4,334,709
Blucora, Inc.(a)	2,865	57,300
Blue Owl Capital, Inc.	23,990	273,726
Brightsphere Investment Group, Inc.	3,261	61,666
Carlyle Group, Inc.	12,019	467,659
Cboe Global Markets, Inc.	6,397	789,262
Charles Schwab Corp.	92,292	6,372,763
CME Group, Inc.	21,778	4,344,276
Cohen & Steers, Inc.	1,418	104,492
Coinbase Global, Inc., Class A(a)	9,337	587,858
Cowen, Inc., Class A	1,474	51,693
Diamond Hill Investment Group, Inc.	101	19,308
Donnelley Financial Solutions, Inc.(a)(b)	2,020	68,660
Evercore, Inc., Class A	2,298	229,731
FactSet Research Systems, Inc.	2,275	977,522
Federated Hermes, Inc.	5,858	199,816
Focus Financial Partners, Inc., Class A(a)	4,538	183,471
Franklin Resources, Inc.	17,466	479,442
GAMCO Investors, Inc., Class A	133	2,758
GCM Grosvenor, Inc., Class A	2,165	17,125
Goldman Sachs Group, Inc.	20,198	6,733,811
Hamilton Lane, Inc., Class A	2,018	152,500
Houlihan Lokey, Inc.	3,079	260,360
Interactive Brokers Group, Inc., Class A	5,465	320,741
Intercontinental Exchange, Inc.	33,569	3,423,702
Invesco Ltd.	22,260	394,892
Janus Henderson Group PLC	8,837	227,730
Jefferies Financial Group, Inc.	12,836	418,069
KKR & Co., Inc.	34,665	1,922,521
Lazard Ltd., Class A	5,897	222,140

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
LPL Financial Holdings, Inc.	4,766	$1,000,479
Manning & Napier, Inc.	1,796	22,827
MarketAxess Holdings, Inc.	2,266	613,588
Moelis & Co., Class A	4,116	191,723
Moody’s Corp.	9,708	3,011,907
Morgan Stanley	77,455	6,529,457
Morningstar, Inc.(b)	1,419	362,342
MSCI, Inc.	4,753	2,287,809
Nasdaq, Inc.	6,937	1,254,903
Northern Trust Corp.	12,356	1,232,882
Open Lending Corp., Class A(a)	5,715	59,207
Oppenheimer Holdings, Inc., Class A	713	23,950
Perella Weinberg Partners	3,888	27,410
Piper Sandler Cos.,	1,151	145,256
PJT Partners, Inc., Class A	1,317	94,139
Pzena Investment Management, Inc., Class A	1,238	11,674
Raymond James Financial, Inc.	11,817	1,163,620
Robinhood Markets, Inc., Class A(a)	33,691	304,904
S&P Global, Inc.	20,629	7,775,689
Sculptor Capital Management, Inc.	904	8,868
SEI Investments Co.	6,510	360,394
State Street Corp.	22,288	1,583,340
StepStone Group, Inc., Class A	3,324	88,551
Stifel Financial Corp.	6,188	370,104
StoneX Group, Inc.(a)	909	79,201
T Rowe Price Group, Inc.	13,566	1,674,994
Tradeweb Markets, Inc., Class A	6,397	451,116
Victory Capital Holdings, Inc., Class A	1,129	31,239
Virtu Financial, Inc., Class A	5,906	137,787
Virtus Investment Partners, Inc.	369	76,132
WisdomTree Investments, Inc.	8,155	42,406

		75,790,780

Chemicals — 1.7%
AdvanSix, Inc.	1,773	69,661
Air Products & Chemicals, Inc.	13,462	3,341,672
Albemarle Corp.	7,040	1,719,942
American Vanguard Corp.	2,757	64,541
Amyris, Inc.(a)(b)	10,201	18,158
Ashland Global Holdings, Inc.	3,129	314,371
Aspen Aerogels, Inc.(a)(b)	1,334	17,449
Avient Corp.	5,450	235,168
Axalta Coating Systems Ltd.(a)	13,380	337,444
Balchem Corp.	1,825	247,762
Cabot Corp.	3,476	258,128
Celanese Corp.	6,609	776,624
CF Industries Holdings, Inc.	12,535	1,196,967
Chase Corp.	398	36,186
Chemours Co.	9,311	331,378
Corteva, Inc.	44,043	2,534,675
Danimer Scientific, Inc.(a)(b)	6,007	27,752
Diversey Holdings Ltd.(a)(b)	4,610	34,529
Dow, Inc.	44,288	2,356,564
DuPont de Nemours, Inc.	31,165	1,908,233
Eastman Chemical Co.	7,846	752,667
Ecolab, Inc.	15,065	2,488,286
Ecovyst, Inc.	2,650	27,110
Element Solutions, Inc.	14,301	282,588
FMC Corp.	7,563	840,249
FutureFuel Corp.	1,697	12,201
GCP Applied Technologies, Inc.(a)	3,170	99,855
Ginkgo Bioworks Holdings, Inc.(a)(b)	49,744	142,268
Hawkins, Inc.	1,121	44,560

Security	Shares	Value

Chemicals (continued)
HB Fuller Co.	2,974	$190,931
Huntsman Corp.	12,243	354,557
Ingevity Corp.(a)	2,428	162,919
Innospec, Inc.	1,590	162,180
International Flavors & Fragrances, Inc.	15,448	1,916,324
Intrepid Potash, Inc.(a)	545	24,852
Koppers Holdings, Inc.	682	16,054
Kronos Worldwide, Inc.	777	13,652
Linde PLC(a)	30,490	9,207,980
Livent Corp.(a)	9,649	240,164
LSB Industries, Inc.(a)	1,960	27,068
LyondellBasell Industries NV, Class A	15,670	1,396,510
Mativ Inc.	3,091	67,538
Minerals Technologies, Inc.	2,032	135,758
Mosaic Co.	21,777	1,146,777
NewMarket Corp.	374	116,239
Olin Corp.	8,347	436,298
Origin Materials, Inc.(a)	7,098	41,736
Orion Engineered Carbons SA	3,373	58,319
Perimeter Solutions SA(a)	7,347	84,858
PPG Industries, Inc.	14,184	1,833,849
PureCycle Technologies, Inc.(a)(b)	6,987	52,961
Quaker Chemical Corp.	723	117,278
Rayonier Advanced Materials, Inc.(a)	5,464	19,343
RPM International, Inc.	7,595	686,588
Scotts Miracle-Gro Co.	2,518	223,976
Sensient Technologies Corp.	2,401	206,438
Sherwin-Williams Co.	14,535	3,516,598
Stepan Co.	1,165	130,725
Tredegar Corp.	2,663	27,908
Trinseo PLC	2,403	85,955
Tronox Holdings PLC, Class A	6,792	106,023
Valvoline, Inc.	10,958	353,067
Westlake Corp.	2,070	201,494

		43,879,905

Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	4,075	182,723
ACCO Brands Corp.	3,640	26,099
ACV Auctions, Inc., Class A(a)	7,474	55,233
Aris Water Solution, Inc., Class A	1,316	27,860
Brady Corp., Class A	3,536	169,198
BrightView Holdings, Inc.(a)	2,533	33,284
Brink’s Co.	3,044	173,325
Casella Waste Systems, Inc., Class A(a)	2,786	225,527
Cimpress PLC(a)	966	38,824
Cintas Corp.	5,305	2,257,224
Clean Harbors, Inc.(a)	2,937	286,622
Copart, Inc.(a)	12,786	1,637,887
CoreCivic, Inc.(a)	8,030	86,483
Deluxe Corp.	2,249	56,540
Driven Brands Holdings, Inc.(a)	3,595	109,216
Ennis, Inc.	1,476	32,251
GEO Group, Inc.(a)	4,668	30,622
Harsco Corp.(a)	4,861	23,381
Healthcare Services Group, Inc.	3,929	56,342
Heritage-Crystal Clean, Inc.(a)	397	13,323
HNI Corp.	2,341	82,684
IAA, Inc.(a)	8,173	308,367
Interface, Inc.	3,303	47,860
KAR Auction Services, Inc.(a)	7,187	122,898
Kimball International, Inc., Class B	1,050	8,600
Li-Cycle Holdings Corp.(a)(b)	8,180	58,814

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Matthews International Corp., Class A	2,063	$57,661
MillerKnoll, Inc.	5,129	154,434
Montrose Environmental Group, Inc.(a)(b)	1,392	55,847
MSA Safety, Inc.	2,318	297,492
Pitney Bowes, Inc.	4,309	14,090
Republic Services, Inc.	12,632	1,751,553
Rollins, Inc.	13,653	526,596
SP Plus Corp.(a)	1,356	46,457
Steelcase, Inc., Class A	4,806	53,491
Stericycle, Inc.(a)	5,859	274,611
Tetra Tech, Inc.	3,222	493,836
UniFirst Corp.	954	186,879
Viad Corp.(a)	1,234	41,672
VSE Corp.	846	35,490
Waste Management, Inc.	24,958	4,107,088

		14,248,384

Communications Equipment — 0.8%
ADTRAN Holdings, Inc.	4,146	99,877
Arista Networks, Inc.(a)	15,004	1,749,917
Aviat Networks, Inc.(a)	336	9,872
Calix, Inc.(a)	3,580	204,203
Cambium Networks Corp.(a)	644	12,139
Casa Systems, Inc.(a)	501	2,214
Ciena Corp.(a)	9,325	481,170
Cisco Systems, Inc.	252,084	11,437,051
Clearfield, Inc.(a)(b)	817	80,515
CommScope Holding Co., Inc.(a)	11,803	106,581
Comtech Telecommunications Corp.	1,632	18,964
Digi International, Inc.(a)	2,062	58,746
DZS, Inc.(a)(b)	990	18,553
Extreme Networks, Inc.(a)	8,756	114,529
F5, Inc.(a)	3,664	613,207
Harmonic, Inc.(a)(b)	6,424	70,150
Infinera Corp.(a)	11,106	72,744
Inseego Corp.(a)(b)	4,327	9,649
Juniper Networks, Inc.	19,388	543,446
Lumentum Holdings, Inc.(a)(b)	4,154	375,771
Motorola Solutions, Inc.	10,000	2,385,900
NETGEAR, Inc.(a)	1,767	45,553
NetScout Systems, Inc.(a)(b)	4,617	164,273
Ondas Holdings, Inc.(a)(b)	3,056	13,997
Plantronics, Inc.(a)	2,684	106,796
Ribbon Communications, Inc.(a)(b)	4,557	15,448
Ubiquiti, Inc.	369	111,302
Viasat, Inc.(a)	4,544	149,634
Viavi Solutions, Inc.(a)	14,749	218,285

		19,290,486

Construction & Engineering — 0.2%
AECOM	8,081	581,832
Ameresco, Inc., Class A(a)	1,863	106,601
API Group Corp.(a)	12,049	213,388
Arcosa, Inc.	2,688	138,593
Argan, Inc.	963	35,785
Comfort Systems USA, Inc.	2,092	221,041
Concrete Pumping Holdings, Inc.(a)(b)	1,884	12,303
Construction Partners, Inc., Class A(a)	2,954	70,246
Dycom Industries, Inc.(a)	1,865	192,393
EMCOR Group, Inc.	3,149	366,449
Fluor Corp.(a)	8,496	215,883
Granite Construction, Inc.	2,389	71,431
Great Lakes Dredge & Dock Corp.(a)	2,420	31,291

Security	Shares	Value

Construction & Engineering (continued)
IES Holdings, Inc.(a)	991	$32,703
Infrastructure & Energy Alternatives, Inc.(a)	1,850	26,122
MasTec, Inc.(a)	3,489	275,387
MDU Resources Group, Inc.	12,504	357,239
MYR Group, Inc.(a)	942	89,707
Northwest Pipe Co.(a)	487	15,267
NV5 Global, Inc.(a)(b)	710	96,276
Primoris Services Corp.	3,014	70,407
Quanta Services, Inc.	8,645	1,199,321
Sterling Infrastructure, Inc.(a)	1,738	44,684
Tutor Perini Corp.(a)	1,983	18,006
Valmont Industries, Inc.	1,263	342,879
WillScot Mobile Mini Holdings Corp.(a)	13,236	511,042

		5,336,276

Construction Materials — 0.1%
Eagle Materials, Inc.	2,360	298,422
Martin Marietta Materials, Inc.	3,726	1,311,850
Summit Materials, Inc., Class A(a)	6,721	184,895
U.S. Lime & Minerals, Inc.	114	11,727
Vulcan Materials Co.	7,966	1,317,019

		3,123,913

Consumer Finance — 0.6%
Ally Financial, Inc.	19,656	650,024
American Express Co.	36,559	5,630,817
Atlanticus Holdings Corp.(a)	526	20,325
Bread Financial Holdings, Inc.	2,726	107,977
Capital One Financial Corp.	24,100	2,646,903
Credit Acceptance Corp.(a)	431	248,217
Curo Group Holdings Corp.	1,724	12,344
Discover Financial Services	17,031	1,720,131
Encore Capital Group, Inc.(a)	1,672	121,103
Enova International, Inc.(a)	2,095	72,298
Ezcorp, Inc., Class A(a)	1,575	12,663
FirstCash Holdings, Inc.	2,474	181,245
Green Dot Corp., Class A(a)	1,798	50,524
LendingClub Corp.(a)	7,342	101,687
LendingTree, Inc.(a)	601	27,394
Navient Corp.	7,631	125,683
Nelnet, Inc., Class A	903	85,866
NerdWallet, Inc., Class A(a)	2,065	17,924
OneMain Holdings, Inc.	6,557	243,920
Oportun Financial Corp.(a)	1,882	17,277
PRA Group, Inc.(a)	2,429	96,771
PROG Holdings, Inc.(a)	3,501	64,488
Regional Management Corp.	728	29,848
SLM Corp.	16,566	258,430
SoFi Technologies, Inc.(a)	48,158	303,877
Synchrony Financial	30,172	1,010,159
Upstart Holdings, Inc.(a)(b)	4,483	109,071
World Acceptance Corp.(a)	213	23,595

		13,990,561

Containers & Packaging — 0.4%
Amcor PLC	91,431	1,184,031
AptarGroup, Inc.	4,033	434,596
Ardagh Group SA(a)	1,250	16,725
Ardagh Metal Packaging SA	8,206	55,473
Avery Dennison Corp.	4,950	942,777
Ball Corp.	18,956	1,391,750
Berry Global Group, Inc.(a)	8,040	463,506
Crown Holdings, Inc.	7,161	728,130
Cryptyde, Inc.(a)(b)	1,382	1,534

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Graphic Packaging Holding Co.	18,893	$420,369
Greif, Inc., Class A	1,857	131,141
Greif, Inc., Class B	150	10,473
International Paper Co.	22,726	971,991
Myers Industries, Inc.	2,006	48,806
O-I Glass, Inc.(a)	9,817	144,408
Packaging Corp. of America	5,540	778,979
Pactiv Evergreen, Inc.	2,722	27,819
Ranpak Holdings Corp.(a)	2,577	13,168
Sealed Air Corp.	8,725	533,272
Silgan Holdings, Inc.	5,081	226,105
Sonoco Products Co.	5,973	379,226
TriMas Corp.	2,253	66,689
Westrock Co.	15,135	641,119

		9,612,087

Distributors — 0.1%
Funko, Inc., Class A(a)	1,471	38,555
Genuine Parts Co.	8,243	1,260,107
LKQ Corp.	15,851	869,269
Pool Corp.	2,380	851,326
Weyco Group, Inc.	929	24,470

		3,043,727

Diversified Consumer Services — 0.1%
2U, Inc.(a)	3,716	36,380
ADT, Inc.(b)	11,774	85,949
Adtalem Global Education, Inc.(a)	2,748	110,195
American Public Education, Inc.(a)	1,286	20,203
Bright Horizons Family Solutions, Inc.(a)	3,636	340,584
Carriage Services, Inc.	750	27,210
Chegg, Inc.(a)	7,981	169,995
Coursera, Inc.(a)	7,465	103,689
Duolingo, Inc.(a)	1,417	130,010
European Wax Center, Inc., Class A	1,195	24,999
Frontdoor, Inc.(a)(b)	5,809	155,507
Graham Holdings Co., Class B	237	140,894
Grand Canyon Education, Inc.(a)	1,932	185,607
H&R Block, Inc.	10,097	403,476
Laureate Education, Inc., Class A	7,031	83,247
Mister Car Wash, Inc.(a)(b)	4,380	50,808
OneSpaWorld Holdings Ltd.(a)	1,738	12,531
Perdoceo Education Corp.(a)	2,686	36,798
PowerSchool Holdings, Inc., Class A(a)	3,870	55,767
Rover Group, Inc.(a)	6,057	26,469
Service Corp. International(b)	9,444	703,200
Strategic Education, Inc.	1,286	92,373
Stride, Inc.(a)	2,478	110,717
Terminix Global Holdings, Inc.(a)	7,320	327,204
Udemy, Inc.(a)	4,678	55,902
Vivint Smart Home, Inc.(a)	4,939	23,609
WW International, Inc.(a)(b)	2,679	17,789

		3,531,112

Diversified Financial Services — 1.4%
Alerus Financial Corp.	1,174	28,927
A-Mark Precious Metals, Inc.	876	26,543
Apollo Global Management, Inc.	28,005	1,599,086
Banco Latinoamericano de Comercio Exterior SA, Class E	1,539	21,315
Berkshire Hathaway, Inc., Class B(a)	109,374	32,877,824
Cannae Holdings, Inc.(a)	6,158	129,995
Equitable Holdings, Inc.	22,950	652,469

Security	Shares	Value

Diversified Financial Services (continued)
Jackson Financial, Inc., Class A	4,413	$121,402
Voya Financial, Inc.	6,036	363,126

		35,820,687

Diversified Telecommunication Services — 0.9%
Anterix, Inc.(a)	518	23,046
AT&T, Inc.	434,033	8,151,140
ATN International, Inc.	370	17,035
Bandwidth, Inc., Class A(a)(b)	1,206	20,056
Charge Enterprises, Inc.(a)	6,537	19,873
Cogent Communications Holdings, Inc.	2,894	184,666
Consolidated Communications Holdings, Inc.(a)	4,659	30,749
EchoStar Corp., Class A(a)(b)	2,032	40,152
Frontier Communications Parent, Inc.(a)	15,288	396,112
Globalstar, Inc.(a)(b)	47,986	67,180
IDT Corp., Class B(a)	1,298	33,787
Iridium Communications, Inc.(a)	7,346	328,440
Liberty Latin America Ltd., Class A(a)	4,385	32,317
Liberty Latin America Ltd., Class C(a)	7,372	54,111
Lumen Technologies, Inc.	63,436	690,818
Ooma, Inc.(a)	719	8,578
Radius Global Infrastructure, Inc., Class A(a)	5,304	81,045
Verizon Communications, Inc.	254,775	11,768,057

		21,947,162

Electric Utilities — 1.7%
ALLETE, Inc.	3,316	205,824
Alliant Energy Corp.	15,107	920,469
American Electric Power Co., Inc.	31,141	3,069,257
Avangrid, Inc.	4,129	201,206
Constellation Energy Corp.	19,889	1,314,663
Duke Energy Corp.	46,273	5,086,791
Edison International	22,675	1,536,685
Entergy Corp.	12,382	1,425,540
Evergy, Inc.	13,640	931,066
Eversource Energy	20,798	1,834,800
Exelon Corp.	59,349	2,759,135
FirstEnergy Corp.	33,026	1,357,369
Hawaiian Electric Industries, Inc.	6,466	273,512
IDACORP, Inc.	3,127	349,348
MGE Energy, Inc.	2,196	178,710
NextEra Energy, Inc.	119,105	10,063,181
NRG Energy, Inc.	14,751	556,850
OGE Energy Corp.	12,012	493,453
Otter Tail Corp.	2,126	149,394
PG&E Corp.(a)(b)	94,745	1,028,931
Pinnacle West Capital Corp.	6,848	503,123
PNM Resources, Inc.	5,032	242,895
Portland General Electric Co.	5,482	281,446
PPL Corp.	45,075	1,310,781
Southern Co.	64,490	4,958,636
Via Renewables, Inc.	516	4,190
Xcel Energy, Inc.	33,262	2,434,113

		43,471,368

Electrical Equipment — 0.7%
Acuity Brands, Inc.	2,125	387,600
Allied Motion Technologies, Inc.	267	7,193
AMETEK, Inc.	14,063	1,736,781
Array Technologies, Inc.(a)	9,224	155,424
Atkore, Inc.(a)	2,690	267,036
AZZ, Inc.	1,415	60,194
Babcock & Wilcox Enterprises, Inc.(a)	2,924	23,275

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Blink Charging Co.(a)(b)	3,392	$71,809
Bloom Energy Corp., Class A(a)	9,767	197,586
ChargePoint Holdings, Inc.(a)(b)	12,283	185,596
Eaton Corp. PLC	24,266	3,600,832
Emerson Electric Co.	35,933	3,236,485
Encore Wire Corp.	1,084	150,102
Energy Vault Holdings, Inc.(a)	2,175	9,679
EnerSys(b)	2,662	175,452
Enovix Corp.(a)	6,695	89,177
ESS Tech, Inc.(a)	6,406	24,343
Fluence Energy, Inc.(a)(b)	2,273	31,231
FuelCell Energy, Inc.(a)(b)	22,369	80,305
Generac Holdings, Inc.(a)	3,788	1,016,320
GrafTech International Ltd.	10,473	80,642
Hubbell, Inc.	3,271	716,414
nVent Electric PLC	10,272	362,704
Plug Power, Inc.(a)(b)	30,866	658,681
Powell Industries, Inc.	401	9,608
Preformed Line Products Co.	83	4,963
Regal Rexnord Corp.	4,123	553,719
Rockwell Automation, Inc.	7,098	1,811,978
Sensata Technologies Holding PLC(b)	9,468	421,042
Shoals Technologies Group, Inc., Class A(a)(b)	7,569	178,856
Stem, Inc.(a)(b)	9,932	112,530
Sunrun, Inc.(a)	12,238	400,060
Thermon Group Holdings, Inc.(a)	2,167	33,740
TPI Composites, Inc.(a)	1,837	30,255
Vertiv Holdings Co.(b)	18,550	211,841
Vicor Corp.(a)	1,236	90,179

		17,183,632

Electronic Equipment, Instruments & Components — 0.7%
908 Devices, Inc.(a)(b)	2,108	47,430
Advanced Energy Industries, Inc.	2,357	210,928
Aeva Technologies, Inc.(a)(b)	4,909	17,329
Akoustis Technologies, Inc.(a)	1,380	5,906
Amphenol Corp., Class A	35,858	2,765,728
Arlo Technologies, Inc.(a)	4,365	30,686
Arrow Electronics, Inc.(a)	3,881	497,428
Avnet, Inc.	5,852	280,135
Badger Meter, Inc.	1,969	189,398
Belden, Inc.	2,832	183,287
Benchmark Electronics, Inc.	2,953	75,538
CDW Corp.	8,211	1,490,543
Cognex Corp.	10,304	525,298
Corning, Inc.	45,437	1,670,264
CTS Corp.	1,973	80,262
ePlus, Inc.(a)	1,352	75,131
Evolv Technologies Holdings, Inc.(a)	6,676	17,958
Fabrinet(a)	2,231	214,310
FARO Technologies, Inc.(a)	883	28,715
Focus Universal, Inc.(a)(b)	1,526	21,257
Identiv, Inc.(a)	1,391	18,834
II-VI, Inc.(a)(b)	7,643	402,328
Insight Enterprises, Inc.(a)(b)	2,160	201,766
IPG Photonics Corp.(a)	2,299	245,027
Itron, Inc.(a)	2,623	153,183
Jabil, Inc.	8,431	500,296
Keysight Technologies, Inc.(a)	10,902	1,772,665
Kimball Electronics, Inc.(a)	2,170	47,740
Knowles Corp.(a)	5,726	113,089
Lightwave Logic, Inc.(a)(b)	7,025	74,957

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.	1,443	$402,409
Methode Electronics, Inc.	2,506	103,347
MicroVision, Inc.(a)(b)	9,988	51,438
Mirion Technologies, Inc.(a)(b)	8,978	61,050
Napco Security Technologies, Inc.(a)	2,262	58,043
National Instruments Corp.	8,112	308,256
nLight, Inc.(a)	2,689	32,967
Novanta, Inc.(a)	2,004	309,017
OSI Systems, Inc.(a)	853	82,460
Ouster, Inc.(a)(b)	10,159	17,880
PAR Technology Corp.(a)(b)	1,911	79,536
PC Connection, Inc.	479	22,719
Plexus Corp.(a)	1,781	167,325
Rogers Corp.(a)	1,118	301,022
Sanmina Corp.(a)	3,539	162,971
ScanSource, Inc.(a)	945	30,193
SmartRent, Inc.(a)	7,900	44,714
TD SYNNEX Corp.	2,567	257,778
Teledyne Technologies, Inc.(a)	2,836	1,110,010
Trimble, Inc.(a)	15,047	1,044,713
TTM Technologies, Inc.(a)	5,780	78,203
Velodyne Lidar, Inc.(a)	3,591	3,771
Vishay Intertechnology, Inc.	7,564	156,272
Vishay Precision Group, Inc.(a)	1,208	37,665
Vontier Corp.	10,169	262,360
Zebra Technologies Corp., Class A(a)	3,173	1,134,950

		18,278,485

Energy Equipment & Services — 0.4%
Archrock, Inc.	8,196	69,174
Baker Hughes Co.	55,741	1,431,986
Borr Drilling Ltd.(a)(b)	8,221	31,569
Bristow Group, Inc.(a)	1,285	33,153
Cactus, Inc., Class A	3,908	162,534
ChampionX Corp.	12,877	269,001
Diamond Offshore Drilling, Inc.(a)(b)	6,633	44,773
DMC Global, Inc.(a)	948	21,576
Dril-Quip, Inc.(a)	2,080	53,352
Expro Group Holdings NV(a)(b)	5,586	68,037
Halliburton Co.	54,254	1,589,642
Helix Energy Solutions Group, Inc.(a)	9,071	36,647
Helmerich & Payne, Inc.	6,266	290,116
Liberty Energy, Inc., Class A(a)	8,643	122,731
Nabors Industries Ltd.(a)	626	89,199
National Energy Services Reunited Corp.(a)	1,333	9,398
Newpark Resources, Inc.(a)	9,939	34,985
NexTier Oilfield Solutions, Inc.(a)	11,391	113,568
Noble Corp.(a)	2,350	70,500
NOV, Inc.	24,001	446,659
Oceaneering International, Inc.(a)	5,475	58,144
Oil States International, Inc.(a)	1,913	9,756
Patterson-UTI Energy, Inc.	12,949	214,306
ProPetro Holding Corp.(a)	4,714	49,591
RPC, Inc.(a)	4,947	40,368
Schlumberger NV	86,103	3,188,394
Select Energy Services, Inc., Class A(a)	4,294	32,076
Solaris Oilfield Infrastructure, Inc., Class A	2,770	30,719
TETRA Technologies, Inc.(a)	6,116	26,788
Tidewater, Inc.(a)	3,312	72,963

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
U.S. Silica Holdings, Inc.(a)	4,387	$60,672
Valaris Ltd.(a)	3,631	182,204

		8,954,581

Entertainment — 1.3%
Activision Blizzard, Inc.	47,159	3,770,362
AMC Entertainment Holdings, Inc., Class A(a)(b)	30,641	446,133
Cinemark Holdings, Inc.(a)(b)	6,744	123,618
Electronic Arts, Inc.	17,061	2,238,915
IMAX Corp.(a)(b)	2,341	39,352
Liberty Media Corp.-Liberty Braves, Class A(a)	602	17,374
Liberty Media Corp.-Liberty Braves, Class C(a)	2,200	60,874
Liberty Media Corp.-Liberty Formula One, Class A(a)	2,455	152,185
Liberty Media Corp.-Liberty Formula One, Class C(a)	10,932	740,862
Lions Gate Entertainment Corp., Class A(a)	4,773	41,811
Lions Gate Entertainment Corp., Class B(a)(b)	5,862	48,713
Live Nation Entertainment, Inc.(a)	9,326	876,551
Madison Square Garden Entertainment Corp.(a)	1,765	102,776
Madison Square Garden Sports Corp.(a)	1,122	172,541
Marcus Corp.(a)(b)	914	15,017
Netflix, Inc.(a)	26,587	5,979,416
Playstudios, Inc.(a)	4,630	18,613
Playtika Holding Corp.(a)	7,314	89,743
ROBLOX Corp., Class A(a)	26,565	1,140,435
Roku, Inc.(a)(b)	7,151	468,534
Skillz, Inc.(a)(b)	17,060	26,955
Spotify Technology SA(a)	8,389	948,125
Take-Two Interactive Software, Inc.(a)	9,658	1,281,906
Walt Disney Co.(a)	110,826	11,758,639
Warner Bros Discovery, Inc.(a)	143,680	2,155,200
World Wrestling Entertainment, Inc., Class A(b)	2,672	185,196

		32,899,846

Equity Real Estate Investment Trusts (REITs) — 3.4%
Acadia Realty Trust.	4,332	74,207
Agree Realty Corp.	4,439	353,300
Alexander & Baldwin, Inc.	4,091	81,452
Alexander’s, Inc.	94	22,890
Alexandria Real Estate Equities, Inc.	9,975	1,653,655
American Assets Trust, Inc.	2,957	89,390
American Campus Communities, Inc.	8,231	537,649
American Homes 4 Rent, Class A	19,029	720,819
American Tower Corp.	28,149	7,623,594
Americold Realty Trust, Inc.	16,119	527,897
Apartment Income REIT Corp.	9,757	442,382
Apartment Investment & Management Co., Class A(a)	8,722	72,567
Apple Hospitality REIT, Inc.	13,033	217,390
Armada Hoffler Properties, Inc.	4,860	68,915
Ashford Hospitality Trust, Inc.(a)	3,471	30,267
AvalonBay Communities, Inc.	8,493	1,816,992
Bluerock Residential Growth REIT, Inc.	1,831	48,100
Boston Properties, Inc.	9,519	867,752
Braemar Hotels & Resorts, Inc.	3,646	18,923
Brandywine Realty Trust	10,235	95,697
Brixmor Property Group, Inc.	17,562	407,087
Broadstone Net Lease, Inc.	10,115	229,307
BRT Apartments Corp.(b)	1,270	29,197
Camden Property Trust	6,307	889,918
CareTrust REIT, Inc.	5,443	112,398
Catchmark Timber Trust, Inc., Class A	4,467	50,209
CBL & Associates Properties, Inc.	1,773	54,591
Cedar Realty Trust, Inc.	1,003	29,147
Centerspace	916	78,675

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Chatham Lodging Trust(a)	2,016	$24,515
City Office REIT, Inc.	1,953	27,537
Clipper Realty, Inc.	393	3,541
Community Healthcare Trust, Inc.	1,398	54,452
Corporate Office Properties Trust	7,249	204,059
Cousins Properties, Inc.	8,900	274,565
Crown Castle International Corp.	26,183	4,730,221
CTO Realty Growth, Inc.	51	1,081
CubeSmart	13,574	622,639
DiamondRock Hospitality Co.(a)	11,505	106,766
Digital Realty Trust, Inc.	17,255	2,285,425
Diversified Healthcare Trust	14,315	24,765
Douglas Emmett, Inc.	10,175	240,537
Duke Realty Corp.	23,409	1,464,467
Easterly Government Properties, Inc.	6,247	126,627
EastGroup Properties, Inc.	2,594	442,381
Empire State Realty Trust, Inc., Class A(b)	7,712	65,783
EPR Properties	4,513	242,845
Equinix, Inc.	5,521	3,885,349
Equity Commonwealth(a)	6,701	187,963
Equity LifeStyle Properties, Inc.	10,711	787,473
Equity Residential	22,421	1,757,582
Essential Properties Realty Trust, Inc.	7,752	186,978
Essex Property Trust, Inc.	3,960	1,134,659
Extra Space Storage, Inc.	7,951	1,506,874
Farmland Partners, Inc.(b)	2,041	30,288
Federal Realty OP LP	4,811	508,090
First Industrial Realty Trust, Inc.	7,654	397,625
Four Corners Property Trust, Inc.	6,863	200,605
Franklin Street Properties Corp.	7,341	27,822
Gaming & Leisure Properties, Inc.	14,125	734,359
Getty Realty Corp.	2,447	71,795
Gladstone Commercial Corp.	2,038	42,696
Gladstone Land Corp.	2,385	64,657
Global Medical REIT, Inc.	3,155	38,428
Global Net Lease, Inc.	5,657	85,364
Healthcare Realty Trust, Inc.(b)	22,880	600,600
Healthpeak Properties, Inc.	33,285	919,665
Hersha Hospitality Trust(a)	1,059	10,675
Highwoods Properties, Inc.	6,064	215,696
Host Hotels & Resorts, Inc.	43,791	779,918
Hudson Pacific Properties, Inc.	8,553	128,637
Independence Realty Trust, Inc.	12,985	288,267
Indus Realty Trust, Inc.	343	20,950
Industrial Logistics Properties Trust	4,718	47,322
Innovative Industrial Properties, Inc.	1,553	149,725
InvenTrust Properties Corp.	4,089	117,232
Invitation Homes, Inc.	36,697	1,432,284
Iron Mountain, Inc.	17,478	847,508
iStar, Inc.	4,587	76,649
JBG SMITH Properties	7,715	196,270
Kilroy Realty Corp.	6,946	376,334
Kimco Realty Corp.	36,463	806,197
Kite Realty Group Trust	12,536	249,341
Lamar Advertising Co., Class A	5,057	511,060
Life Storage, Inc.	5,050	635,744
LTC Properties, Inc.	2,807	117,613
LXP Industrial Trust	15,813	173,469
Macerich Co.	13,406	142,238
Medical Properties Trust, Inc.	35,180	606,503
Mid-America Apartment Communities, Inc.	7,019	1,303,639
National Health Investors, Inc.	2,414	156,524

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.	10,517	$500,714
National Storage Affiliates Trust	5,179	284,016
Necessity Retail REIT, Inc.	13,216	102,953
NETSTREIT Corp.	4,355	89,278
NexPoint Residential Trust, Inc.	1,405	93,489
Office Properties Income Trust	3,092	64,252
Omega Healthcare Investors, Inc.	14,329	444,199
One Liberty Properties, Inc.	1,518	42,125
Orion Office REIT, Inc.	3,175	34,735
Outfront Media, Inc.	8,894	164,183
Paramount Group, Inc.	10,176	79,882
Park Hotels & Resorts, Inc.	14,578	227,271
Pebblebrook Hotel Trust	8,080	158,045
Phillips Edison & Co., Inc.	6,890	234,536
Physicians Realty Trust	13,099	232,769
Piedmont Office Realty Trust, Inc., Class A	6,483	89,206
Plymouth Industrial REIT, Inc.	2,004	38,597
Postal Realty Trust, Inc., Class A	1,151	19,429
PotlatchDeltic Corp.	3,928	192,590
Prologis, Inc.	44,841	5,944,123
Public Storage	9,486	3,096,325
Rayonier, Inc.	8,497	320,762
Realty Income Corp.	36,621	2,709,588
Regency Centers Corp.	10,076	649,197
Retail Opportunity Investments Corp.	7,052	123,128
Rexford Industrial Realty, Inc.	10,018	655,277
RLJ Lodging Trust	11,744	146,683
RPT Realty	4,311	46,861
Ryman Hospitality Properties, Inc.(a)	3,303	292,448
Sabra Health Care REIT, Inc.	13,939	214,521
Safehold, Inc.	1,294	55,176
Saul Centers, Inc.	796	41,615
SBA Communications Corp.	6,473	2,173,569
Service Properties Trust	8,692	56,846
Simon Property Group, Inc.	19,848	2,156,287
SITE Centers Corp.	10,909	159,380
SL Green Realty Corp.	4,077	202,423
Spirit Realty Capital, Inc.	7,789	345,364
STAG Industrial, Inc.	10,762	352,778
STORE Capital Corp.	15,432	447,837
Summit Hotel Properties, Inc.(a)	5,580	43,803
Sun Communities, Inc.	7,207	1,181,660
Sunstone Hotel Investors, Inc.(a)	11,930	135,167
Tanger Factory Outlet Centers, Inc.	7,151	116,347
Terreno Realty Corp.	4,273	267,703
UDR, Inc.	19,616	949,414
UMH Properties, Inc.	2,451	52,231
Uniti Group, Inc.	14,285	142,421
Universal Health Realty Income Trust	517	27,866
Urban Edge Properties	6,477	106,417
Urstadt Biddle Properties, Inc., Class A	1,775	32,660
Ventas, Inc.	24,022	1,291,903
Veris Residential, Inc.(a)	4,655	64,937
VICI Properties, Inc.	57,458	1,964,489
Vornado Realty Trust	10,637	323,258
Washington Real Estate Investment Trust	5,837	129,406
Welltower, Inc.	27,382	2,364,162
Weyerhaeuser Co.	45,364	1,647,620
Whitestone REIT	5,174	58,104

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
WP Carey, Inc.(b)	11,403	$1,018,288
Xenia Hotels & Resorts, Inc.(a)	8,131	133,511

		86,079,064

Food & Staples Retailing — 1.4%
Albertsons Cos., Inc., Class A	9,969	267,668
Andersons, Inc.	2,210	79,936
BJ’s Wholesale Club Holdings, Inc.(a)	8,207	555,614
Casey’s General Stores, Inc.	2,231	452,112
Chefs’ Warehouse, Inc.(a)	1,845	63,855
Costco Wholesale Corp.	26,681	14,442,425
Grocery Outlet Holding Corp.(a)	5,387	230,133
HF Foods Group, Inc.(a)	1,854	9,752
Ingles Markets, Inc., Class A	1,069	102,047
Kroger Co.	39,973	1,856,346
Natural Grocers by Vitamin Cottage, Inc.	357	5,919
Performance Food Group Co.(a)(b)	9,229	458,774
PriceSmart, Inc.	1,312	87,090
Rite Aid Corp.(a)	3,304	27,192
SpartanNash Co.	1,724	55,668
Sprouts Farmers Market, Inc.(a)	7,159	197,875
Sysco Corp.	31,002	2,632,070
U.S. Foods Holding Corp.(a)	13,654	430,101
United Natural Foods, Inc.(a)	3,544	150,655
Village Super Market, Inc., Class A	1,208	27,265
Walgreens Boots Alliance, Inc.	43,883	1,738,644
Walmart, Inc.	86,840	11,467,222
Weis Markets, Inc.	882	67,852

		35,406,215

Food Products — 1.1%
AppHarvest, Inc.(a)	2,442	9,377
Archer-Daniels-Midland Co.	34,029	2,816,580
B&G Foods, Inc.	4,306	106,401
Benson Hill, Inc.(a)(b)	11,400	37,050
Beyond Meat, Inc.(a)(b)	4,136	132,311
BRC, Inc.(a)(b)	2,764	25,954
Bunge Ltd.	8,382	773,910
Calavo Growers, Inc.	1,277	51,463
Cal-Maine Foods, Inc.	2,710	138,508
Campbell Soup Co.	11,748	579,764
Conagra Brands, Inc.	28,300	968,143
Darling Ingredients, Inc.(a)	9,672	670,076
Flowers Foods, Inc.	11,002	312,567
Fresh Del Monte Produce, Inc.	2,317	68,838
Freshpet, Inc.(a)(b)	2,702	144,395
General Mills, Inc.(b)	36,429	2,724,525
Hain Celestial Group, Inc.(a)	4,928	112,112
Hershey Co.	8,732	1,990,547
Hormel Foods Corp.	17,509	863,894
Hostess Brands, Inc.(a)	7,957	179,987
Ingredion, Inc.	4,090	372,108
J & J Snack Foods Corp.	1,069	144,860
J M Smucker Co.	6,302	833,881
John B Sanfilippo & Son, Inc.	672	50,333
Kellogg Co.	15,299	1,130,902
Kraft Heinz Co.	42,361	1,560,156
Lamb Weston Holdings, Inc.	8,799	700,928
Lancaster Colony Corp.	1,206	159,650
Landec Corp.(a)	899	9,422
McCormick & Co., Inc.(b)	15,183	1,326,235
Mission Produce, Inc.(a)	1,882	26,687

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	83,671	$5,358,291
Pilgrim’s Pride Corp.(a)	2,884	90,471
Post Holdings, Inc.(a)	3,371	293,075
Seaboard Corp.	12	48,728
Seneca Foods Corp., Class A(a)	699	39,787
Simply Good Foods Co.(a)	5,162	168,384
Sovos Brands, Inc.(a)	2,778	39,336
SunOpta, Inc.(a)	6,076	53,590
Tattooed Chef, Inc.(a)(b)	2,366	14,929
Tootsie Roll Industries, Inc.	939	32,978
TreeHouse Foods, Inc.(a)	3,434	149,104
Tyson Foods, Inc., Class A	16,982	1,494,586
Utz Brands, Inc.(b)	4,872	81,947
Vital Farms, Inc.(a)	1,197	14,125
Whole Earth Brands, Inc.(a)	1,975	10,626

		26,911,521

Gas Utilities — 0.1%
Atmos Energy Corp.	8,274	1,004,381
Brookfield Infrastructure Corp., Class A	5,722	262,125
Chesapeake Utilities Corp.	1,026	140,695
National Fuel Gas Co.	5,253	380,002
New Jersey Resources Corp.	5,872	271,228
Northwest Natural Holding Co.	2,475	132,833
ONE Gas, Inc.	3,074	261,106
South Jersey Industries, Inc.	7,293	250,004
Southwest Gas Holdings, Inc.	3,887	338,013
Spire, Inc.	3,161	237,834
UGI Corp.	12,466	538,032

		3,816,253

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	104,044	11,324,149
ABIOMED, Inc.(a)	2,678	784,681
Align Technology, Inc.(a)	4,744	1,332,922
Alphatec Holdings, Inc.(a)	3,545	26,729
AngioDynamics, Inc.(a)	2,055	46,628
Artivion, Inc.(a)	2,287	44,825
AtriCure, Inc.(a)	3,211	158,655
Atrion Corp.	52	35,147
Avanos Medical, Inc.(a)	2,746	77,904
Axogen, Inc.(a)	2,915	27,168
Axonics, Inc.(a)	2,947	191,172
Baxter International, Inc.	30,610	1,795,583
Becton Dickinson & Co.	17,248	4,213,859
BioLife Solutions, Inc.(a)	2,281	43,955
Bioventus, Inc., Class A(a)	2,413	20,486
Boston Scientific Corp.(a)	86,258	3,540,891
Butterfly Network, Inc.(a)(b)	9,583	41,590
Cardiovascular Systems, Inc.(a)	1,719	26,490
Cerus Corp.(a)	10,433	56,338
CONMED Corp.(b)	1,658	161,870
Cooper Cos., Inc.	2,966	969,882
CryoPort, Inc.(a)	2,379	88,499
Cue Health, Inc.(a)	6,722	22,720
Cutera, Inc.(a)	1,121	52,037
Dentsply Sirona, Inc.	13,240	478,758
DexCom, Inc.(a)	23,828	1,955,802
Edwards Lifesciences Corp.(a)	37,579	3,778,193
Embecta Corp.(a)	4,176	122,900
Enovis Corp.(a)	2,849	170,142
Envista Holdings Corp.(a)(b)	9,687	393,777
Figs, Inc., Class A(a)(b)	8,730	92,276

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Glaukos Corp.(a)	3,038	$163,596
Globus Medical, Inc., Class A(a)	4,765	279,658
Haemonetics Corp.(a)	3,257	226,329
Heska Corp.(a)	575	52,607
Hologic, Inc.(a)	14,736	1,051,856
ICU Medical, Inc.(a)	1,201	212,781
IDEXX Laboratories, Inc.(a)	5,045	2,013,863
Inari Medical, Inc.(a)	2,883	223,663
Inogen, Inc.(a)	1,013	28,182
Inspire Medical Systems, Inc.(a)(b)	1,638	342,326
Insulet Corp.(a)	4,139	1,025,644
Integer Holdings Corp.(a)	2,014	140,758
Integra LifeSciences Holdings Corp.(a)	4,403	242,341
Intuitive Surgical, Inc.(a)	21,803	5,018,396
iRadimed Corp.	736	31,096
iRhythm Technologies, Inc.(a)	1,809	279,726
Lantheus Holdings, Inc.(a)	4,187	321,227
LeMaitre Vascular, Inc.	829	41,740
LivaNova PLC(a)	3,277	208,647
Masimo Corp.(a)	3,021	436,776
Medtronic PLC	81,161	7,509,016
Meridian Bioscience, Inc.(a)	3,069	97,164
Merit Medical Systems, Inc.(a)	3,114	178,993
Mesa Laboratories, Inc.	384	81,888
Nano-X Imaging Ltd.(a)(b)	2,926	35,229
Neogen Corp.(a)(b)	5,963	137,924
Nevro Corp.(a)	1,937	83,969
Novocure Ltd.(a)(b)	6,191	420,926
NuVasive, Inc.(a)	3,253	170,848
Omnicell, Inc.(a)	2,721	299,636
OraSure Technologies, Inc.(a)	8,512	26,047
Orthofix Medical, Inc.(a)	1,089	27,933
OrthoPediatrics Corp.(a)	618	29,200
Outset Medical, Inc.(a)	2,818	43,538
Paragon 28, Inc.(a)(b)	2,936	55,784
Penumbra, Inc.(a)	2,227	310,399
PROCEPT BioRobotics Corp.(a)	1,619	62,008
Pulmonx Corp.(a)(b)	1,314	22,391
QuidelOrtho Corp.(a)	3,069	313,161
ResMed, Inc.	8,733	2,100,461
RxSight, Inc.(a)	1,911	28,589
SeaSpine Holdings Corp.(a)	1,292	7,674
Senseonics Holdings, Inc.(a)(b)	20,903	26,965
Shockwave Medical, Inc.(a)	2,150	453,499
SI-BONE, Inc.(a)	1,664	22,364
Sight Sciences, Inc.(a)(b)	2,874	26,671
Silk Road Medical, Inc.(a)(b)	2,115	96,254
STAAR Surgical Co.(a)	2,771	223,620
STERIS PLC(b)	5,202	1,173,831
Stryker Corp.	21,382	4,591,784
Surmodics, Inc.(a)	823	28,640
Tactile Systems Technology, Inc.(a)	1,111	8,610
Tandem Diabetes Care, Inc.(a)	3,779	250,208
Teleflex, Inc.	2,826	679,540
TransMedics Group, Inc.(a)(b)	1,422	57,420
Treace Medical Concepts, Inc.(a)	1,854	31,370
UFP Technologies, Inc.(a)	514	41,387
Utah Medical Products, Inc.	90	8,221
Varex Imaging Corp.(a)	2,011	44,825
Vicarious Surgical, Inc.(a)	7,131	27,811
ViewRay, Inc.(a)	10,180	31,049

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	12,881	$1,421,934
Zimvie, Inc.(a)	1,143	22,197
Zynex, Inc.(b)	820	7,036

		65,735,254

Health Care Providers & Services — 3.1%
1Life Healthcare, Inc.(a)(b)	11,819	200,214
23andMe Holding Co., Class A(a)	12,498	34,744
Acadia Healthcare Co., Inc.(a)(b)	5,442	451,196
Accolade, Inc.(a)	2,548	23,544
AdaptHealth Corp.(a)	4,231	93,547
Addus HomeCare Corp.(a)	862	80,002
Agiliti, Inc.(a)(b)	1,083	23,707
Agilon Health, Inc.(a)	11,574	289,697
Alignment Healthcare, Inc.(a)	5,182	76,072
Amedisys, Inc.(a)	1,968	235,865
AmerisourceBergen Corp.	8,980	1,310,451
AMN Healthcare Services, Inc.(a)	2,665	299,653
Apollo Medical Holdings, Inc.(a)	2,631	139,522
Aveanna Healthcare Holdings, Inc.(a)	1,972	4,181
Brookdale Senior Living, Inc.(a)(b)	9,444	45,520
Cano Health, Inc.(a)	10,355	63,062
Cardinal Health, Inc.	16,322	972,138
CareMax, Inc.(a)	4,295	30,709
Castle Biosciences, Inc.(a)(b)	1,068	29,861
Centene Corp.(a)	35,075	3,260,923
Chemed Corp.	913	439,235
Cigna Corp.	18,996	5,230,739
Clover Health Investments Corp.(a)(b)	24,965	69,902
Community Health Systems, Inc.(a)	6,300	18,774
CorVel Corp.(a)	425	70,078
Covetrus, Inc.(a)	6,319	131,246
Cross Country Healthcare, Inc.(a)	1,938	51,086
CVS Health Corp.	79,543	7,610,674
DaVita, Inc.(a)(b)	3,593	302,387
DocGo, Inc.(a)	4,887	37,777
Elevance Health, Inc.	14,624	6,977,110
Encompass Health Corp.	6,113	309,440
Enhabit, Inc.	3,056	53,511
Ensign Group, Inc.	3,256	259,471
Fulgent Genetics, Inc.(a)	1,533	91,597
Guardant Health, Inc.(a)(b)	5,702	286,069
Hanger, Inc.(a)	1,491	27,688
HCA Healthcare, Inc.	13,746	2,919,925
HealthEquity, Inc.(a)	4,903	285,207
Henry Schein, Inc.(a)	8,265	651,530
Hims & Hers Health, Inc.(a)	8,208	50,808
Humana, Inc.	7,693	3,708,026
Innovage Holding Corp.(a)(b)	978	4,352
Invitae Corp.(a)	10,997	20,894
Joint Corp.(a)	820	14,022
Laboratory Corp. of America Holdings	5,603	1,469,051
LHC Group, Inc.(a)	1,872	305,248
LifeStance Health Group, Inc.(a)	5,834	34,771
McKesson Corp.	8,832	3,016,835
ModivCare, Inc.(a)(b)	665	66,367
Molina Healthcare, Inc.(a)	3,458	1,133,256
National HealthCare Corp.	696	49,437
National Research Corp.	1,109	42,031
Oak Street Health, Inc.(a)(b)	7,186	208,035
OPKO Health, Inc.(a)	22,404	52,873
Option Care Health, Inc.(a)	8,615	289,464

Security	Shares	Value

Health Care Providers & Services (continued)
Owens & Minor, Inc.	4,320	$152,971
Patterson Cos., Inc.	5,305	164,773
Pediatrix Medical Group Inc.(a)	5,332	120,823
Pennant Group, Inc.(a)	1,158	15,448
PetIQ, Inc.(a)	1,413	23,173
Premier, Inc., Class A	7,282	280,066
Privia Health Group, Inc.(a)	2,853	104,933
Progyny, Inc.(a)	4,402	134,393
Quest Diagnostics, Inc.	7,025	959,404
R1 RCM, Inc.(a)(b)	8,272	206,800
RadNet, Inc.(a)	2,261	46,509
Select Medical Holdings Corp.	6,381	189,005
Sema4 Holdings Corp.(a)	13,770	22,307
Signify Health, Inc., Class A(a)(b)	4,110	70,322
Surgery Partners, Inc.(a)	2,263	89,117
Tenet Healthcare Corp.(a)(b)	6,352	419,994
U.S. Physical Therapy, Inc.	849	110,183
UnitedHealth Group, Inc.	56,749	30,777,253
Universal Health Services, Inc., Class B	4,019	452,017

		78,293,015

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.(a)	7,214	114,126
American Well Corp., Class A(a)	14,687	57,279
Certara, Inc.(a)	7,090	162,999
Change Healthcare, Inc.(a)	15,022	364,584
Computer Programs & Systems, Inc.(a)	440	14,854
Convey Health Solutions Holdings, Inc.(a)	2,186	22,844
Definitive Healthcare Corp.(a)(b)	2,101	54,584
Doximity, Inc., Class A(a)	5,767	244,059
Evolent Health, Inc., Class A(a)	4,983	169,372
Health Catalyst, Inc.(a)	2,795	46,788
HealthStream, Inc.(a)	1,619	38,953
Multiplan Corp.(a)(b)	23,893	120,899
NextGen Healthcare, Inc.(a)	3,477	59,526
OptimizeRx Corp.(a)	814	18,291
Phreesia, Inc.(a)	3,516	82,591
Schrodinger, Inc.(a)	3,581	112,085
Simulations Plus, Inc.	1,116	71,591
Teladoc Health, Inc.(a)	9,401	346,427
Veeva Systems, Inc., Class A(a)	8,477	1,895,288

		3,997,140

Hotels, Restaurants & Leisure — 1.9%
Accel Entertainment, Inc.(a)	2,234	26,942
Airbnb, Inc., Class A(a)	22,566	2,504,375
Aramark	14,025	468,435
Bally’s Corp.(a)	2,881	63,296
Biglari Holdings, Inc., Class B(a)	32	3,847
BJ’s Restaurants, Inc.(a)	1,084	25,441
Bloomin’ Brands, Inc.	5,912	120,546
Bluegreen Vacations Holding Corp.	372	9,776
Booking Holdings, Inc.(a)	2,451	4,744,376
Bowlero Corp.(a)	2,290	26,198
Boyd Gaming Corp.	4,982	276,551
Brinker International, Inc.(a)	2,824	78,366
Caesars Entertainment, Inc.(a)	12,462	569,389
Carnival Corp.(a)	53,037	480,515
Century Casinos, Inc.(a)	1,395	11,760
Cheesecake Factory, Inc.	2,810	82,136
Chipotle Mexican Grill, Inc.(a)	1,676	2,621,633
Choice Hotels International, Inc.	2,061	249,113
Churchill Downs, Inc.	2,182	457,784

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chuy’s Holdings, Inc.(a)	1,136	$25,253
Cracker Barrel Old Country Store, Inc.	1,446	137,471
Darden Restaurants, Inc.	7,513	935,293
Dave & Buster’s Entertainment, Inc.(a)	2,569	95,978
Denny’s Corp.(a)	3,384	32,859
Dine Brands Global, Inc.	887	63,252
Domino’s Pizza, Inc.	2,202	863,426
DraftKings, Inc., Class A(a)	23,182	318,289
El Pollo Loco Holdings, Inc.(a)	399	3,878
Everi Holdings, Inc.(a)	5,012	96,280
Expedia Group, Inc.(a)	9,159	971,312
F45 Training Holdings, Inc.(a)	2,382	4,693
First Watch Restaurant Group, Inc.(a)	1,553	25,811
Full House Resorts, Inc.(a)	2,239	13,904
Golden Entertainment, Inc.(a)	1,082	47,467
Hilton Grand Vacations, Inc.(a)	4,934	201,159
Hilton Worldwide Holdings, Inc.	16,788	2,150,039
Hyatt Hotels Corp., Class A(a)	2,985	247,009
Inspired Entertainment, Inc.(a)	2,964	30,648
International Game Technology PLC	6,271	118,835
Jack in the Box, Inc.	1,529	105,715
Krispy Kreme, Inc.(b)	5,573	79,582
Kura Sushi USA, Inc., Class A(a)(b)	655	55,308
Las Vegas Sands Corp.(a)	19,953	752,029
Life Time Group Holdings, Inc.(a)	1,677	24,316
Lindblad Expeditions Holdings, Inc.(a)	2,077	16,408
Marriott International, Inc., Class A	16,724	2,656,106
Marriott Vacations Worldwide Corp.	2,465	337,508
McDonald’s Corp.	44,701	11,772,902
MGM Resorts International	21,661	708,964
Monarch Casino & Resort, Inc.(a)	999	64,086
NEOGAMES SA(a)	318	4,862
Noodles & Co.(a)	1,836	9,566
Norwegian Cruise Line Holdings Ltd.(a)(b)	25,985	315,718
ONE Group Hospitality, Inc.(a)	2,463	20,665
Papa John’s International, Inc.	1,926	184,684
Penn National Gaming, Inc.(a)	10,233	353,550
Planet Fitness, Inc., Class A(a)	4,947	389,873
Portillo’s, Inc., Class A(a)	1,977	45,135
RCI Hospitality Holdings, Inc.	626	35,657
Red Rock Resorts, Inc., Class A	3,336	131,205
Royal Caribbean Cruises Ltd.(a)	13,429	519,837
Rush Street Interactive, Inc.(a)	2,591	14,354
Ruth’s Hospitality Group, Inc.	1,993	34,977
Scientific Games Corp., Class A(a)(b)	5,731	291,937
SeaWorld Entertainment, Inc.(a)	2,631	125,578
Shake Shack, Inc., Class A(a)	2,297	118,204
Six Flags Entertainment Corp.(a)	4,559	103,353
Starbucks Corp.	69,562	5,897,466
Sweetgreen, Inc., Class A(a)	1,195	18,773
Target Hospitality Corp.(a)(b)	2,425	33,344
Texas Roadhouse, Inc.	3,951	344,606
Travel & Leisure Co.	4,909	211,627
Vail Resorts, Inc.	2,463	584,051
Wendy’s Co.	10,460	219,974
Wingstop, Inc.	1,663	209,837
Wyndham Hotels & Resorts, Inc.	5,632	390,917
Wynn Resorts Ltd.(a)(b)	6,656	422,523

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Xponential Fitness, Inc., Class A(a)	1,307	$19,396
Yum! Brands, Inc.	17,307	2,120,800

		48,948,728

Household Durables — 0.4%
Aterian, Inc.(a)(b)	1,384	3,156
Beazer Homes USA, Inc.(a)	1,012	14,927
Cavco Industries, Inc.(a)	513	132,246
Century Communities, Inc.	1,627	83,254
D.R. Horton, Inc.	19,220	1,499,737
Dream Finders Homes, Inc., Class A(a)(b)	1,935	25,155
Ethan Allen Interiors, Inc.	1,903	43,750
Garmin Ltd.	9,265	904,449
GoPro, Inc., Class A(a)	8,298	52,775
Green Brick Partners, Inc.(a)	1,939	51,965
Helen of Troy Ltd.(a)	1,447	193,594
Hovnanian Enterprises, Inc., Class A(a)	259	12,564
Installed Building Products, Inc.	1,495	151,623
iRobot Corp.(a)(b)	1,749	80,471
KB Home	4,712	153,800
La-Z-Boy, Inc.	2,410	67,167
Leggett & Platt, Inc.	7,975	316,129
Lennar Corp., B Shares	1,295	87,905
Lennar Corp., Class A	14,927	1,268,795
LGI Homes, Inc.(a)	1,213	136,826
Lifetime Brands, Inc.	464	4,993
Lovesac Co.(a)	1,362	42,440
M/I Homes, Inc.(a)	1,521	69,981
MDC Holdings, Inc.	4,300	155,875
Meritage Homes Corp.(a)	2,069	182,693
Mohawk Industries, Inc.(a)(b)	3,119	400,729
Newell Brands, Inc.	22,604	456,827
NVR, Inc.(a)	186	817,117
PulteGroup, Inc.	14,146	617,049
Purple Innovation, Inc.(a)(b)	3,669	12,805
Skyline Champion Corp.(a)	3,086	195,344
Snap One Holdings Corp.(a)(b)	1,999	24,308
Sonos, Inc.(a)	7,986	176,570
Taylor Morrison Home Corp.(a)	7,237	207,702
Tempur Sealy International, Inc.	9,951	273,453
Toll Brothers, Inc.	6,886	338,653
TopBuild Corp.(a)	2,017	427,039
Traeger, Inc.(a)(b)	1,304	4,003
Tri Pointe Homes, Inc.(a)	6,899	127,769
Tupperware Brands Corp.(a)	3,393	25,312
Universal Electronics, Inc.(a)	976	27,084
Vizio Holding Corp., Class A(a)	4,238	38,820
Vuzix Corp.(a)(b)	2,953	24,126
Weber, Inc., Class A(b)	1,560	9,937
Whirlpool Corp.	3,287	568,224

		10,509,141

Household Products — 1.2%
Central Garden & Pet Co.(a)	682	29,558
Central Garden & Pet Co., Class A(a)	1,849	75,439
Church & Dwight Co., Inc.	14,873	1,308,378
Clorox Co.	7,547	1,070,466
Colgate-Palmolive Co.	50,063	3,941,960
Energizer Holdings, Inc.	4,687	138,407
Kimberly-Clark Corp.	20,387	2,686,803
Procter & Gamble Co.	144,759	20,108,473

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Reynolds Consumer Products, Inc.	2,901	$84,303
Spectrum Brands Holdings, Inc.	2,420	168,287
WD-40 Co.	816	144,734

		29,756,808

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	40,789	906,332
Altus Power, Inc.(a)(b)	2,655	20,815
Brookfield Renewable Corp., Class A	7,689	300,794
Clearway Energy, Inc., Class A	2,467	85,185
Clearway Energy, Inc., Class C	4,431	166,340
Montauk Renewables, Inc.(a)(b)	3,696	44,241
Ormat Technologies, Inc.(b)	2,569	222,321
Sunnova Energy International, Inc.(a)(b)	6,377	165,930
Vistra Corp.	25,771	666,180

		2,578,138

Industrial Conglomerates — 0.7%
3M Co.	34,491	4,940,491
Brookfield Business Corp., Class A	1,134	25,912
General Electric Co.	66,653	4,926,323
Honeywell International, Inc.	41,341	7,956,489

		17,849,215

Insurance — 2.1%
Aflac, Inc.	38,784	2,222,323
Alleghany Corp.(a)	789	660,772
Allstate Corp.	16,687	1,951,878
Ambac Financial Group, Inc.(a)	3,841	45,209
American Equity Investment Life Holding Co.	4,993	187,537
American Financial Group, Inc.	4,080	545,414
American International Group, Inc.	47,934	2,481,543
AMERISAFE, Inc.	1,410	64,240
Aon PLC, Class A	12,743	3,708,723
Arch Capital Group Ltd.(a)	22,193	985,369
Argo Group International Holdings Ltd.	2,322	76,138
Arthur J Gallagher & Co.	12,659	2,265,834
Assurant, Inc.	3,257	572,515
Assured Guaranty Ltd.	3,660	213,707
Axis Capital Holdings Ltd.	4,633	233,920
Bright Health Group, Inc.(a)(b)	13,038	21,904
Brighthouse Financial, Inc.(a)	4,515	196,041
Brown & Brown, Inc.	14,549	947,140
BRP Group, Inc., Class A(a)	3,327	91,725
Chubb Ltd.	25,615	4,832,014
Cincinnati Financial Corp.	9,337	908,864
CNA Financial Corp.	1,745	74,023
CNO Financial Group, Inc.	7,685	144,094
Crawford & Co., Class A	3,010	21,823
eHealth, Inc.(a)	1,290	9,546
Employers Holdings, Inc.	798	31,689
Enstar Group Ltd.(a)	780	154,378
Erie Indemnity Co., Class A	1,502	305,447
Everest Re Group Ltd.	2,418	631,944
Fidelity National Financial, Inc.	16,176	646,393
First American Financial Corp.	6,362	368,996
Genworth Financial, Inc., Class A(a)	15,800	67,150
Globe Life, Inc.	5,674	571,542
Goosehead Insurance, Inc., Class A	1,045	58,739
Greenlight Capital Re Ltd., Class A(a)	1,310	9,419
Hanover Insurance Group, Inc.	2,157	294,366
Hartford Financial Services Group, Inc.	19,784	1,275,474
HCI Group, Inc.	444	30,401

Security	Shares	Value

Insurance (continued)
Hippo Holdings, Inc.(a)	23,267	$19,870
Horace Mann Educators Corp.	1,576	53,978
Investors Title Co.	51	7,599
James River Group Holdings Ltd.	2,673	63,510
Kemper Corp.	3,523	164,876
Kinsale Capital Group, Inc.	1,245	302,796
Lemonade, Inc.(a)(b)	2,329	43,902
Lincoln National Corp.	10,572	542,766
Loews Corp.	13,242	771,347
Markel Corp.(a)	806	1,045,495
Marsh & McLennan Cos., Inc.	30,504	5,001,436
MBIA, Inc.(a)(b)	2,769	34,834
Mercury General Corp.	1,465	61,427
MetLife, Inc.	41,712	2,638,284
National Western Life Group, Inc., Class A	82	16,564
Old Republic International Corp.	16,723	389,144
Oscar Health, Inc., Class A(a)	8,387	45,290
Palomar Holdings, Inc.(a)	1,645	102,599
Primerica, Inc.	2,410	310,143
Principal Financial Group, Inc.	15,078	1,009,321
ProAssurance Corp.	1,892	41,870
Progressive Corp.	35,154	4,044,819
Prudential Financial, Inc.	22,807	2,280,472
Reinsurance Group of America, Inc.	4,036	467,288
RenaissanceRe Holdings Ltd.	2,687	347,456
RLI Corp.	2,483	273,080
Ryan Specialty Holdings, Inc.(a)	4,783	206,817
Safety Insurance Group, Inc.	657	56,863
Selective Insurance Group, Inc.	3,559	277,104
Selectquote, Inc.(a)	8,469	15,583
SiriusPoint Ltd.(a)	6,850	30,003
Stewart Information Services Corp.	1,098	60,006
Tiptree, Inc.	2,116	23,509
Travelers Cos., Inc.	14,597	2,316,544
Trean Insurance Group, Inc.(a)	1,480	7,637
Trupanion, Inc.(a)(b)	2,192	138,162
United Fire Group, Inc.	1,781	58,470
Universal Insurance Holdings, Inc.	1,090	13,789
Unum Group	12,047	387,793
W R Berkley Corp.	12,736	796,382
White Mountains Insurance Group Ltd.	181	224,337
Willis Towers Watson PLC	6,730	1,392,706

		53,994,105

Interactive Media & Services — 4.3%
Alphabet, Inc., Class A(a)	364,820	42,435,862
Alphabet, Inc., Class C(a)	333,500	38,899,440
Bumble, Inc., Class A(a)	5,150	195,288
Cargurus, Inc.(a)	6,510	158,128
Cars.com, Inc.(a)	4,460	52,450
DHI Group, Inc.(a)	4,676	22,866
Eventbrite, Inc., Class A(a)	4,028	37,702
EverQuote, Inc., Class A(a)	1,224	12,791
FuboTV, Inc.(a)(b)	7,497	18,817
IAC/InterActiveCorp.(a)	4,658	319,073
Match Group, Inc.(a)	17,474	1,281,019
MediaAlpha, Inc., Class A(a)(b)	1,139	14,032
Meta Platforms, Inc., Class A(a)	139,149	22,138,606
Outbrain, Inc.(a)	4,466	25,010
Pinterest, Inc., Class A(a)	34,398	670,073
QuinStreet, Inc.(a)	3,046	32,744
Shutterstock, Inc.	1,408	79,552

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
TripAdvisor, Inc.(a)	7,010	$133,260
TrueCar, Inc.(a)	5,805	14,919
Twitter, Inc.(a)	45,025	1,873,490
Vimeo, Inc.(a)(b)	7,862	43,713
Vinco Ventures, Inc.(a)(b)	13,827	10,509
Yelp, Inc.(a)	4,499	137,939
Ziff Davis, Inc.(a)	2,747	224,952
ZipRecruiter, Inc., Class A(a)(b)	5,115	89,666
ZoomInfo Technologies, Inc., CLass A(a)	16,521	625,981

		109,547,882

Internet & Direct Marketing Retail — 3.1%
1-800-Flowers.com, Inc., Class A(a)	1,280	12,762
Amazon.com, Inc.(a)	539,305	72,779,210
CarParts.com, Inc.(a)	2,466	19,679
ContextLogic, Inc., Class A(a)	36,174	54,261
DoorDash, Inc., Class A(a)	15,123	1,054,829
Duluth Holdings, Inc., Class B(a)	1,416	13,650
eBay, Inc.	33,840	1,645,639
Etsy, Inc.(a)	7,662	794,703
Groupon, Inc.(a)(b)	1,225	12,985
Lands’ End, Inc.(a)	889	11,335
Liquidity Services, Inc.(a)	1,998	40,220
Overstock.com, Inc.(a)(b)	2,560	74,240
PetMed Express, Inc.	1,061	23,151
Porch Group, Inc.(a)(b)	4,723	9,115
Poshmark, Inc., Class A(a)	3,643	39,308
Quotient Technology, Inc.(a)	4,746	13,146
Qurate Retail, Inc., Series A	21,408	58,444
RealReal, Inc.(a)	4,179	9,737
Revolve Group, Inc.(a)(b)	2,163	61,256
RumbleON, Inc., Class B(a)	1,437	23,998
Stitch Fix, Inc., Class A(a)	5,133	30,644
Wayfair, Inc., Class A(a)(b)	4,694	253,053
Xometry, Inc., Class A(a)(b)	1,954	74,252

		77,109,617

IT Services — 4.4%
Accenture PLC, Class A	38,468	11,781,210
Affirm Holdings, Inc.(a)(b)	10,696	287,081
Akamai Technologies, Inc.(a)(b)	9,588	922,557
Amdocs Ltd.	7,457	649,206
Automatic Data Processing, Inc.	25,358	6,114,321
AvidXchange Holdings, Inc.(a)	9,286	67,045
BigCommerce Holdings, Inc., Series-1(a)	4,449	69,627
Block, Inc.(a)(b)	31,269	2,378,320
Brightcove, Inc.(a)	2,245	13,358
Broadridge Financial Solutions, Inc.	7,119	1,142,955
Cantaloupe, Inc.(a)	2,911	17,670
Cass Information Systems, Inc.	1,157	42,184
Cerberus Cyber Sentinel Corp.(a)	3,920	12,583
Cloudflare, Inc., Class A(a)	16,913	851,062
Cognizant Technology Solutions Corp., Class A	31,757	2,158,206
Concentrix Corp.	2,515	336,406
Conduent, Inc.(a)	11,206	52,220
Core Scientific, Inc.(a)(b)	14,619	36,694
CSG Systems International, Inc.	1,739	113,470
Cyxtera Technologies, Inc.(a)(b)	2,123	25,879
DigitalOcean Holdings, Inc.(a)(b)	4,527	185,516
DXC Technology Co.(a)	14,760	466,416
Edgio, Inc.(a)	5,082	12,857
EPAM Systems, Inc.(a)	3,291	1,149,382
Euronet Worldwide, Inc.(a)	3,033	298,053

Security	Shares	Value

IT Services (continued)
EVERTEC, Inc.	3,340	$130,227
Evo Payments, Inc., Class A(a)	2,672	73,052
ExlService Holdings, Inc.(a)	1,849	311,316
Fastly, Inc., Class A(a)	5,912	67,219
Fidelity National Information Services, Inc.	37,147	3,794,938
Fiserv, Inc.(a)	36,236	3,829,421
FleetCor Technologies, Inc.(a)	4,552	1,001,850
Flywire Corp.(a)	3,641	85,418
Gartner, Inc.(a)	4,714	1,251,473
Genpact Ltd.	11,041	530,851
Global Payments, Inc.	16,878	2,064,517
Globant SA(a)(b)	2,411	480,368
GoDaddy, Inc., Class A(a)	9,804	727,261
Grid Dynamics Holdings, Inc.(a)	2,355	44,439
Hackett Group, Inc.	1,720	36,068
I3 Verticals, Inc., Class A(a)	1,114	30,223
International Business Machines Corp.	54,582	7,138,780
International Money Express, Inc.(a)	2,474	59,475
Jack Henry & Associates, Inc.	4,401	914,396
Kyndryl Holdings, Inc.(a)	12,995	136,058
Marqeta, Inc., Class A(a)	25,965	249,004
Mastercard, Inc., Class A(b)	52,238	18,481,282
Maximus, Inc.	3,917	261,851
MoneyGram International, Inc.(a)	6,829	69,383
MongoDB, Inc.(a)(b)	3,801	1,187,698
Okta, Inc.(a)	7,656	753,733
Paya Holdings, Inc.(a)	4,078	28,505
Paychex, Inc.	19,487	2,499,792
Payoneer Global, Inc.(a)	14,272	76,213
PayPal Holdings, Inc.(a)	70,361	6,088,337
Paysafe Ltd.(a)(b)	17,933	36,045
Perficient, Inc.(a)	1,876	197,956
PFSweb, Inc.(a)	2,076	22,649
Rackspace Technology, Inc.(a)(b)	2,884	19,438
Remitly Global, Inc.(a)(b)	5,354	51,024
Repay Holdings Corp.(a)	5,002	67,027
Sabre Corp.(a)	21,234	130,589
Shift4 Payments, Inc., Class A(a)	3,291	119,891
Snowflake, Inc., Class A(a)(b)	11,874	1,780,031
SolarWinds Corp.	1,754	18,785
Squarespace, Inc., Class A(a)	1,981	42,136
SS&C Technologies Holdings, Inc.	13,357	790,334
StoneCo. Ltd., Class A(a)	16,800	160,944
Switch, Inc., Class A	8,707	294,384
Thoughtworks Holding, Inc.(a)	4,953	77,564
Toast, Inc., Class A(a)	13,690	218,766
TTEC Holdings, Inc.	1,040	76,097
Tucows, Inc., Class A(a)(b)	474	21,932
Twilio, Inc., Class A(a)	10,504	890,739
Unisys Corp.(a)	3,469	47,595
VeriSign, Inc.(a)(b)	5,782	1,093,723
Verra Mobility Corp.(a)	8,882	146,464
Visa, Inc., Class A	99,904	21,190,637
Western Union Co.	23,860	406,097
WEX, Inc.(a)	2,669	443,615
Wix.com Ltd.(a)	3,441	204,155

		110,136,043

Leisure Products — 0.1%
Acushnet Holdings Corp.	1,764	85,960
AMMO, Inc.(a)(b)	3,293	16,070
Brunswick Corp.	4,620	370,154
Callaway Golf Co.(a)	8,107	186,056

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Clarus Corp.	1,492	$30,765
Hasbro, Inc.	7,856	618,424
Johnson Outdoors, Inc., Class A	138	9,289
Latham Group, Inc.(a)	2,161	11,864
Malibu Boats, Inc., Class A(a)	1,332	83,183
MasterCraft Boat Holdings, Inc.(a)	1,420	33,640
Mattel, Inc.(a)	21,580	500,656
Peloton Interactive, Inc., Class A(a)	18,123	171,987
Polaris, Inc.	3,410	399,925
Smith & Wesson Brands, Inc.	2,956	43,010
Sturm Ruger & Co., Inc.	1,052	69,569
Vista Outdoor, Inc.(a)	3,171	95,447
YETI Holdings, Inc.(a)(b)	5,364	272,330

		2,998,329

Life Sciences Tools & Services — 1.8%
10X Genomics, Inc., Class A(a)	5,378	215,927
AbCellera Biologics, Inc.(a)	12,369	124,185
Absci Corp.(a)	3,217	10,584
Adaptive Biotechnologies Corp.(a)	6,063	55,537
Agilent Technologies, Inc.	18,117	2,429,490
Akoya Biosciences, Inc.(a)(b)	2,119	29,836
Avantor, Inc.(a)	36,777	1,067,269
Azenta, Inc.	4,514	308,126
Berkeley Lights, Inc.(a)	2,417	10,852
Bionano Genomics, Inc.(a)(b)	14,144	26,308
Bio-Rad Laboratories, Inc., Class A(a)	1,272	716,467
Bio-Techne Corp.	2,367	911,958
Bruker Corp.	6,518	446,809
Charles River Laboratories International, Inc.(a)	3,034	760,138
Codexis, Inc.(a)	3,610	24,765
Cytek Biosciences, Inc.(a)	5,943	76,070
Danaher Corp.	39,288	11,451,273
Illumina, Inc.(a)	9,514	2,061,494
Inotiv, Inc.(a)(b)	753	14,066
IQVIA Holdings, Inc.(a)	11,427	2,745,565
Maravai LifeSciences Holdings, Inc., Class A(a)	6,652	173,551
MaxCyte, Inc.(a)	6,350	34,607
Medpace Holdings, Inc.(a)	1,796	304,476
Mettler-Toledo International, Inc.(a)	1,352	1,824,835
NanoString Technologies, Inc.(a)	2,353	30,118
NeoGenomics, Inc.(a)	6,198	62,724
Pacific Biosciences of California, Inc.(a)(b)	15,893	69,452
PerkinElmer, Inc.	7,584	1,161,641
QIAGEN NV(a)	13,758	682,947
Quanterix Corp.(a)	1,710	27,343
Quantum-Si, Inc.(a)	7,468	24,271
Repligen Corp.(a)	3,297	703,448
Seer, Inc., Class A(a)	2,417	21,753
Singular Genomics Systems, Inc.(a)	5,103	19,442
SomaLogic, Inc.(a)	10,906	55,075
Sotera Health Co.(a)(b)	6,415	123,168
Syneos Health, Inc.(a)	6,259	495,337
Thermo Fisher Scientific, Inc.	23,740	14,206,253
Waters Corp.(a)	3,604	1,311,964
West Pharmaceutical Services, Inc.	4,473	1,536,744

		46,355,868

Machinery — 1.8%
AGCO Corp.	3,725	405,727
Alamo Group, Inc.	524	67,811
Albany International Corp., Class A	2,042	186,373
Allison Transmission Holdings, Inc.	6,125	256,454

Security	Shares	Value

Machinery (continued)
Altra Industrial Motion Corp.	4,165	$173,805
Astec Industries, Inc.	1,337	65,687
Barnes Group, Inc.	2,596	87,797
Blue Bird Corp.(a)	1,815	20,255
Caterpillar, Inc.	32,362	6,415,767
Chart Industries, Inc.(a)(b)	2,174	424,126
CIRCOR International, Inc.(a)	747	13,005
Columbus McKinnon Corp.	1,466	48,525
Crane Holdings Co.	2,848	281,753
Cummins, Inc.	8,455	1,871,176
Deere & Co.	17,012	5,838,178
Desktop Metal, Inc., Class A(a)(b)	11,454	24,397
Donaldson Co., Inc.	7,478	406,878
Douglas Dynamics, Inc.	1,306	41,609
Dover Corp.	8,907	1,190,688
Energy Recovery, Inc.(a)	3,940	87,586
Enerpac Tool Group Corp.	4,294	87,168
EnPro Industries, Inc.	1,210	113,111
Esab Corp.	2,774	114,344
ESCO Technologies, Inc.	1,470	113,999
Evoqua Water Technologies Corp.(a)	6,747	257,128
Federal Signal Corp.	4,475	185,802
Flowserve Corp.(b)	7,829	264,933
Fortive Corp.	22,050	1,421,123
Franklin Electric Co., Inc.	2,637	239,492
Gates Industrial Corp. PLC(a)	5,134	63,148
Gorman-Rupp Co.	1,213	37,239
Graco, Inc.	10,233	687,248
Greenbrier Cos., Inc.	1,846	58,740
Helios Technologies, Inc.	1,936	133,236
Hillenbrand, Inc.	4,517	208,685
Hillman Solutions Corp.(a)	7,917	81,941
Hydrofarm Holdings Group, Inc.(a)	2,964	9,574
Hyliion Holdings Corp.(a)(b)	5,934	23,321
Hyster-Yale Materials Handling, Inc.	750	25,943
Hyzon Motors, Inc.(a)(b)	6,251	25,129
IDEX Corp.	4,595	959,206
Illinois Tool Works, Inc.	18,844	3,915,029
Ingersoll Rand, Inc.	24,281	1,209,194
ITT, Inc.	5,379	403,586
John Bean Technologies Corp.	1,808	203,057
Kadant, Inc.	660	134,541
Kennametal, Inc.	4,869	130,733
Lincoln Electric Holdings, Inc.	3,427	484,715
Lindsay Corp.	692	106,540
Luxfer Holdings PLC	3,342	54,608
Manitowoc Co., Inc.(a)	2,189	25,020
Markforged Holding Corp.(a)	10,015	21,933
Meritor, Inc.(a)	4,290	156,242
Microvast Holdings, Inc.(a)	11,816	31,312
Middleby Corp.(a)	3,282	474,873
Miller Industries, Inc.	1,182	28,403
Mueller Industries, Inc.	3,534	237,944
Mueller Water Products, Inc., Class A	8,205	106,829
Nikola Corp.(a)(b)	18,178	113,067
Nordson Corp.	3,457	798,532
Omega Flex, Inc.	130	14,949
Oshkosh Corp.	4,123	354,990
Otis Worldwide Corp.	25,438	1,988,488
PACCAR, Inc.	20,398	1,866,825
Parker-Hannifin Corp.	7,706	2,227,728
Pentair PLC	9,921	485,038

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Proterra, Inc.(a)(b)	13,816	$74,468
Proto Labs, Inc.(a)	1,922	93,967
RBC Bearings, Inc.(a)	1,702	401,672
REV Group, Inc.	1,078	12,548
Sarcos Technology & Robotics Corp.(a)	7,735	25,912
Shyft Group, Inc.	1,974	51,206
Snap-on, Inc.	3,134	702,173
SPX Corp.(a)	2,991	176,858
Standex International Corp.	643	62,422
Stanley Black & Decker, Inc.	9,141	889,694
Tennant Co.	1,312	87,943
Terex Corp.	4,907	164,434
Timken Co.	4,019	262,762
Titan International, Inc.(a)	2,632	44,112
Toro Co.	6,299	541,651
Trinity Industries, Inc.	4,771	123,807
Wabash National Corp.	1,971	35,596
Watts Water Technologies, Inc., Class A	1,669	230,539
Westinghouse Air Brake Technologies Corp.	10,711	1,001,157
Xylem, Inc.	10,826	996,317

		44,571,521

Marine — 0.0%
Costamare, Inc.	3,080	36,128
Eagle Bulk Shipping, Inc.	778	41,180
Genco Shipping & Trading Ltd.	2,396	46,195
Golden Ocean Group Ltd.	7,042	76,899
Kirby Corp.(a)	3,667	232,634
Matson, Inc.	2,528	231,742
Safe Bulkers, Inc.	7,287	28,128

		692,906

Media — 0.9%
Advantage Solutions, Inc.(a)	3,751	16,654
Altice USA, Inc., Class A(a)	12,284	129,105
AMC Networks, Inc., Class A(a)	1,603	48,924
Audacy, Inc.(a)	11,048	7,038
Boston Omaha Corp., Class A(a)	863	21,057
Cable One, Inc.	363	499,735
Cardlytics, Inc.(a)	1,891	26,096
Charter Communications, Inc., Class A(a)	7,014	3,030,749
Clear Channel Outdoor Holdings, Inc.(a)	18,038	27,959
Comcast Corp., Class A	269,943	10,128,261
Cumulus Media, Inc., Class A(a)	3,500	27,790
Daily Journal Corp.(a)	60	16,218
DISH Network Corp., Class A(a)	15,137	262,930
Entravision Communications Corp., Class A	1,689	9,053
EW Scripps Co., Class A(a)	2,946	42,010
Fox Corp., Class A	18,875	624,951
Fox Corp., Class B	8,940	276,246
Gannett Co., Inc.(a)	7,997	24,071
Gray Television, Inc.	4,444	82,525
iHeartMedia, Inc., Class A(a)	7,721	57,753
Integral Ad Science Holding Corp.(a)	1,140	10,796
Interpublic Group of Cos., Inc.	23,690	707,620
John Wiley & Sons, Inc., Class A	2,734	142,770
Liberty Broadband Corp., Class A(a)	1,419	153,153
Liberty Broadband Corp., Class C(a)	7,772	846,604
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	5,199	207,180
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	9,359	372,675
Loyalty Ventures, Inc.(a)	1,090	3,216
Magnite, Inc.(a)	8,306	63,458
New York Times Co., Class A	10,106	322,887
News Corp., Class A	22,108	378,931

Security	Shares	Value

Media (continued)
News Corp., Class B	9,143	$157,991
Nexstar Media Group, Inc., Class A	2,344	441,539
Omnicom Group, Inc.	12,343	862,035
Paramount Global, Class A	2,738	74,036
Paramount Global, Class B	32,502	768,672
PubMatic, Inc., Class A(a)(b)	2,634	43,698
Scholastic Corp.	1,551	73,006
Sinclair Broadcast Group, Inc., Class A	3,738	81,638
Sirius XM Holdings, Inc.(b)	45,919	306,739
Stagwell, Inc.(a)(b)	4,676	30,908
TechTarget, Inc.(a)(b)	1,792	116,820
TEGNA, Inc.	13,709	287,066
Thryv Holdings, Inc.(a)	853	20,762
WideOpenWest, Inc.(a)	3,478	63,926

		21,897,251

Metals & Mining — 0.5%
5E Advanced Materials, Inc.(a)	2,185	35,572
Alcoa Corp.	11,007	560,146
Allegheny Technologies, Inc.(a)	7,570	188,417
Alpha Metallurgical Resources, Inc.	1,050	143,598
Arconic Corp.(a)	5,631	170,112
Carpenter Technology Corp.	3,397	109,180
Century Aluminum Co.(a)	2,613	20,617
Cleveland-Cliffs, Inc.(a)(b)	31,008	549,152
Coeur Mining, Inc.(a)	16,736	53,723
Commercial Metals Co.	6,959	275,716
Compass Minerals International, Inc.	1,903	70,849
Constellium SE(a)	7,608	111,305
Dakota Gold Corp.(a)	6,771	30,266
Freeport-McMoRan, Inc.	87,421	2,758,133
Haynes International, Inc.	363	14,034
Hecla Mining Co.	31,849	144,276
Kaiser Aluminum Corp.	1,048	79,407
Materion Corp.	1,424	116,683
MP Materials Corp.(a)	5,491	184,333
Newmont Corp.	48,305	2,187,250
Novagold Resources, Inc.(a)	12,171	59,394
Nucor Corp.	15,888	2,157,590
Olympic Steel, Inc.	1,177	34,992
Piedmont Lithium, Inc.(a)(b)	1,121	50,680
Ramaco Resources, Inc.	1,470	17,258
Reliance Steel & Aluminum Co.	3,668	697,837
Royal Gold, Inc.	3,928	411,537
Ryerson Holding Corp.	1,198	32,825
Schnitzer Steel Industries, Inc., Class A	1,945	69,164
Southern Copper Corp.	5,574	277,585
SSR Mining, Inc.(b)	12,423	204,483
Steel Dynamics, Inc.	11,051	860,652
SunCoke Energy, Inc.	5,143	38,058
TimkenSteel Corp.(a)	2,945	59,754
U.S. Steel Corp.	15,630	369,649
Warrior Met Coal, Inc.	3,308	105,624
Worthington Industries, Inc.	1,826	93,509

		13,343,360

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AFC Gamma, Inc.	1,378	22,599
AGNC Investment Corp.	32,428	408,917
Angel Oak Mortgage, Inc.	1,604	22,697
Annaly Capital Management, Inc.	89,522	615,911
Apollo Commercial Real Estate Finance, Inc.	11,046	141,168
Arbor Realty Trust, Inc.	10,209	169,674
Ares Commercial Real Estate Corp.	2,603	35,661

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
ARMOUR Residential REIT, Inc.	5,531	$43,529
Blackstone Mortgage Trust, Inc., Class A	10,115	313,262
BrightSpire Capital, Inc.	5,031	44,474
Broadmark Realty Capital, Inc.	7,832	59,445
Chimera Investment Corp.	13,492	141,261
Claros Mortgage Trust, Inc.	4,968	95,187
Dynex Capital, Inc.	2,599	43,663
Ellington Financial, Inc.	5,436	87,248
Franklin BSP Realty Trust, Inc.	811	12,449
Granite Point Mortgage Trust, Inc.	1,933	20,509
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,512	198,928
Invesco Mortgage Capital, Inc.	1,274	22,550
KKR Real Estate Finance Trust, Inc.	4,580	89,264
Ladder Capital Corp.	6,531	77,588
MFA Financial, Inc.	6,287	81,480
New Residential Investment Corp.	26,674	291,013
New York Mortgage Trust, Inc.	17,656	55,440
Orchid Island Capital, Inc.	5,689	18,319
PennyMac Mortgage Investment Trust	5,334	81,930
Ready Capital Corp.	6,262	87,104
Redwood Trust, Inc.	6,308	54,627
Starwood Property Trust, Inc.	17,552	414,578
TPG RE Finance Trust, Inc.	3,418	37,085
Two Harbors Investment Corp.	28,347	152,507

		3,940,067

Multiline Retail — 0.4%
Big Lots, Inc.	1,787	36,080
Dillard’s, Inc., Class A(b)	252	57,292
Dollar General Corp.	13,875	3,446,966
Dollar Tree, Inc.(a)	12,909	2,134,632
Franchise Group, Inc.	1,453	47,847
Kohl’s Corp.	7,694	224,203
Macy’s, Inc.	17,021	300,421
Nordstrom, Inc.	6,401	150,487
Ollie’s Bargain Outlet Holdings, Inc.(a)	4,006	236,154
Target Corp.	28,112	4,592,939

		11,227,021

Multi-Utilities — 0.8%
Ameren Corp.	15,802	1,471,482
Avista Corp.	3,862	163,208
Black Hills Corp.	3,874	299,073
CenterPoint Energy, Inc.	38,531	1,221,047
CMS Energy Corp.	17,227	1,184,012
Consolidated Edison, Inc.	21,482	2,132,518
Dominion Energy, Inc.	49,470	4,055,551
DTE Energy Co.	11,814	1,539,364
NiSource, Inc.	24,838	755,075
NorthWestern Corp.	3,345	185,480
Public Service Enterprise Group, Inc.	30,585	2,008,517
Sempra Energy	19,038	3,156,501
Unitil Corp.	767	42,009
WEC Energy Group, Inc.	19,319	2,005,505

		20,219,342

Oil, Gas & Consumable Fuels — 4.1%
Aemetis, Inc.(a)(b)	1,655	12,164
Alto Ingredients, Inc.(a)	3,664	15,755
Amplify Energy Corp.(a)	3,056	20,934
Antero Midstream Corp.	19,417	195,335
Antero Resources Corp.(a)	17,642	699,329

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
APA Corp.	20,367	$757,041
Arch Resources, Inc.	908	117,259
Archaea Energy, Inc.(a)	3,892	63,751
Ardmore Shipping Corp.(a)	3,060	24,939
Berry Corp.	4,825	41,206
Brigham Minerals, Inc., Class A	4,137	109,837
California Resources Corp.	4,797	215,193
Callon Petroleum Co.(a)	2,953	135,956
Centennial Resource Development, Inc., Class A(a)	12,259	81,645
Cheniere Energy, Inc.	15,268	2,283,787
Chesapeake Energy Corp.	7,866	740,741
Chevron Corp.	119,253	19,531,256
Chord Energy Corp.	2,536	325,217
Civitas Resources, Inc.	4,311	254,177
Clean Energy Fuels Corp.(a)	11,389	73,801
CNX Resources Corp.(a)	12,210	210,867
Comstock Resources, Inc.(a)(b)	5,948	94,752
ConocoPhillips	78,470	7,645,332
CONSOL Energy, Inc.(a)	2,144	131,470
Continental Resources, Inc.	2,202	151,696
Coterra Energy, Inc.	48,160	1,473,214
Crescent Energy Co., Class A	1,874	27,360
CVR Energy, Inc.	1,859	62,351
Delek U.S. Holdings, Inc.	4,418	117,784
Denbury, Inc.(a)	3,239	232,917
Devon Energy Corp.	39,595	2,488,546
DHT Holdings, Inc.	8,078	53,072
Diamondback Energy, Inc.	10,635	1,361,493
Dorian LPG Ltd.	1,250	20,150
DT Midstream, Inc.(a)	5,870	323,026
Earthstone Energy, Inc., Class A(a)(b)	1,997	28,337
Energy Fuels, Inc.(a)(b)	8,340	55,961
EOG Resources, Inc.	35,522	3,950,757
EQT Corp.	22,178	976,497
Equitrans Midstream Corp.	24,371	191,312
Excelerate Energy, Inc., Class A(a)	1,754	38,834
Exxon Mobil Corp.	255,735	24,788,394
FLEX LNG Ltd.(a)	1,825	58,145
Frontline Ltd.(a)	7,646	73,325
Gevo, Inc.(a)	9,834	28,912
Golar LNG Ltd.(a)	5,492	122,856
Green Plains, Inc.(a)	1,196	43,080
Gulfport Energy Corp.(a)	713	65,625
Hess Corp.	17,007	1,912,777
HF Sinclair Corp.	9,267	443,148
HighPeak Energy, Inc.(b)	727	17,870
International Seaways, Inc.	3,867	91,455
Kinder Morgan, Inc.	120,590	2,169,414
Kinetik Holdings, Inc., Class A	714	29,046
Kosmos Energy Ltd.(a)	26,528	168,188
Laredo Petroleum, Inc.(a)	1,235	109,507
Magnolia Oil & Gas Corp., Class A	10,126	244,340
Marathon Oil Corp.	42,725	1,059,580
Marathon Petroleum Corp.	32,921	3,017,539
Matador Resources Co.	6,540	377,881
Murphy Oil Corp.	8,766	308,037
New Fortress Energy, Inc.	2,886	141,327
Nordic American Tankers Ltd.(b)	13,383	32,119
Northern Oil & Gas, Inc.	4,278	123,335
Occidental Petroleum Corp.(b)	49,741	3,270,471
ONEOK, Inc.	26,637	1,591,294
Ovintiv, Inc.	15,595	796,749

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Par Pacific Holdings, Inc.(a)	2,754	$45,441
PBF Energy, Inc., Class A(a)	5,864	195,564
PDC Energy, Inc.	5,642	370,623
Peabody Energy Corp.(a)	6,999	146,909
Phillips 66	29,262	2,604,318
Pioneer Natural Resources Co.	14,614	3,462,787
Range Resources Corp.(a)	15,748	520,786
Ranger Oil Corp., Class A	1,207	45,938
REX American Resources Corp.(a)	480	45,821
Riley Exploration Permian, Inc.(b)	425	11,254
Ring Energy, Inc.(a)	6,295	17,689
SandRidge Energy, Inc.(a)	3,119	58,419
Scorpio Tankers, Inc.	3,349	129,305
SFL Corp. Ltd.	6,904	68,833
SilverBow Resources, Inc.(a)	771	34,841
Sitio Royalties Corp.	427	12,601
SM Energy Co.	7,392	305,142
Southwestern Energy Co.(a)	66,989	472,942
Talos Energy, Inc.(a)	4,137	78,396
Targa Resources Corp.	13,458	930,082
Teekay Corp.(a)	5,713	17,939
Teekay Tankers Ltd., Class A(a)	1,541	32,161
Tellurian, Inc.(a)(b)	31,729	118,032
Texas Pacific Land Corp.	352	645,515
Uranium Energy Corp.(a)	13,627	57,233
Ur-Energy, Inc.(a)	13,853	16,485
VAALCO Energy, Inc.	3,526	20,909
Valero Energy Corp.	24,693	2,735,244
Vertex Energy, Inc.(a)	3,651	49,581
W&T Offshore, Inc.(a)	7,555	37,548
Williams Cos., Inc.	73,477	2,504,831
World Fuel Services Corp.	4,001	110,908

		102,323,542

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	1,371	48,945
Glatfelter Corp.	2,862	17,573
Louisiana-Pacific Corp.	4,827	307,142
Resolute Forest Products, Inc.(a)	2,700	54,756
Sylvamo Corp.	1,984	77,852

		506,268

Personal Products — 0.2%
Beauty Health Co.(a)	6,871	91,522
BellRing Brands, Inc.(a)	6,565	158,479
Coty, Inc., Class A(a)	22,417	164,092
Edgewell Personal Care Co.	3,579	142,373
elf Beauty, Inc.(a)	3,293	110,414
Estee Lauder Cos., Inc., Class A	13,938	3,806,468
Herbalife Nutrition Ltd.(a)	5,756	140,504
Honest Co., Inc.(a)	6,142	20,514
Inter Parfums, Inc.	944	78,796
Medifast, Inc.	711	119,583
Nature’s Sunshine Products, Inc.(a)	255	2,665
Nu Skin Enterprises, Inc., Class A	3,335	145,106
Olaplex Holdings, Inc.(a)(b)	7,257	124,820
USANA Health Sciences, Inc.(a)	667	46,436
Veru, Inc.(a)(b)	4,777	57,802

		5,209,574

Pharmaceuticals — 3.9%
Aclaris Therapeutics, Inc.(a)	3,668	56,524
Aerie Pharmaceuticals, Inc.(a)	1,684	11,805

Security	Shares	Value

Pharmaceuticals (continued)
Amneal Pharmaceuticals, Inc.(a)	5,098	$18,047
Amphastar Pharmaceuticals, Inc.(a)	2,313	86,483
Amylyx Pharmaceuticals, Inc.(a)(b)	1,236	33,360
ANI Pharmaceuticals, Inc.(a)	794	27,194
Arvinas, Inc.(a)(b)	3,027	160,764
Atea Pharmaceuticals, Inc.(a)	3,928	32,210
Athira Pharma, Inc.(a)	2,144	7,461
Axsome Therapeutics, Inc.(a)	1,553	59,930
Bristol-Myers Squibb Co.	129,328	9,541,820
Cara Therapeutics, Inc.(a)	3,166	27,671
Cassava Sciences, Inc.(a)	2,756	45,005
Catalent, Inc.(a)	10,236	1,157,692
CinCor Pharma, Inc.(a)	929	21,014
Collegium Pharmaceutical, Inc.(a)	1,582	27,195
Corcept Therapeutics, Inc.(a)	5,104	146,281
DICE Therapeutics, Inc.(a)	1,186	20,447
Edgewise Therapeutics, Inc.(a)	2,551	24,668
Elanco Animal Health, Inc.(a)	27,152	550,099
Eli Lilly & Co.(b)	51,124	16,855,072
Endo International PLC(a)	15,455	8,194
Esperion Therapeutics, Inc.(a)(b)	6,545	37,765
Evolus, Inc.(a)	1,907	23,513
EyePoint Pharmaceuticals, Inc.(a)(b)	2,397	21,885
Fulcrum Therapeutics, Inc.(a)	1,593	9,367
Harmony Biosciences Holdings, Inc.(a)	1,653	83,857
Innoviva, Inc.(a)	4,370	62,666
Intra-Cellular Therapies, Inc.(a)	5,524	298,959
Jazz Pharmaceuticals PLC(a)	3,657	570,711
Johnson & Johnson	159,665	27,864,736
Liquidia Corp.(a)	4,533	22,234
Merck & Co., Inc.	153,492	13,712,975
Nektar Therapeutics(a)	10,497	41,568
NGM Biopharmaceuticals, Inc.(a)	1,461	21,155
Nuvation Bio, Inc.(a)	9,777	26,984
Ocular Therapeutix, Inc.(a)	2,768	12,401
Organon & Co.	15,269	484,333
Pacira BioSciences, Inc.(a)	2,757	155,936
Perrigo Co. PLC	8,212	343,836
Pfizer, Inc.	342,903	17,320,031
Phathom Pharmaceuticals, Inc.(a)(b)	1,212	11,162
Phibro Animal Health Corp., Class A	619	12,114
Prestige Consumer Healthcare, Inc.(a)	3,156	190,338
Provention Bio, Inc.(a)(b)	1,609	6,146
Reata Pharmaceuticals, Inc., Class A(a)	1,618	49,640
Relmada Therapeutics, Inc.(a)(b)	1,462	37,427
Revance Therapeutics, Inc.(a)	3,641	56,508
Royalty Pharma PLC, Class A	22,138	962,782
SIGA Technologies, Inc.(b)	3,614	62,125
Supernus Pharmaceuticals, Inc.(a)	4,026	127,825
Tarsus Pharmaceuticals, Inc.(a)	888	13,338
Theravance Biopharma, Inc.(a)	3,062	26,915
Tricida, Inc.(a)	2,223	20,363
Ventyx Biosciences, Inc.(a)	1,410	21,305
Viatris, Inc.	72,590	703,397
Xeris Biopharma Holdings, Inc.(a)(b)	12,105	17,189
Zoetis, Inc.	28,486	5,200,119

		97,552,541

Professional Services — 0.6%
Alight, Inc., Class A(a)(b)	19,253	145,168
ASGN, Inc.(a)	3,126	324,354
Atlas Technical Consultants, Inc.(a)(b)	1,076	7,554

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Barrett Business Services, Inc.	580	$47,322
Booz Allen Hamilton Holding Corp.	7,786	747,300
CACI International, Inc., Class A(a)	1,378	416,556
CBIZ, Inc.(a)	3,197	145,847
Clarivate PLC(a)(b)	28,109	407,299
CoStar Group, Inc.(a)	23,649	1,716,681
CRA International, Inc.	456	45,149
Dun & Bradstreet Holdings, Inc.(a)(b)	15,185	239,316
Equifax, Inc.	7,402	1,546,352
Exponent, Inc.	3,154	316,945
First Advantage Corp.(a)	4,217	59,164
Forrester Research, Inc.(a)	474	22,036
Franklin Covey Co.(a)	875	45,789
FTI Consulting, Inc.(a)	2,030	332,027
Heidrick & Struggles International, Inc.	1,059	32,977
HireRight Holdings Corp.(a)	1,645	24,445
Huron Consulting Group, Inc.(a)	1,374	92,195
ICF International, Inc.	1,207	113,880
Insperity, Inc.	2,089	229,247
Jacobs Engineering Group, Inc.	7,864	1,079,727
KBR, Inc.(b)	8,375	445,801
Kelly Services, Inc., Class A	1,865	40,433
Kforce, Inc.	1,056	69,538
Korn Ferry	3,029	198,430
Legalzoom.com, Inc.(a)(b)	6,145	64,400
Leidos Holdings, Inc.	8,204	877,828
ManpowerGroup, Inc.	3,288	257,812
ManTech International Corp., Class A	1,900	182,058
Nielsen Holdings PLC	21,468	514,159
Planet Labs PBC(a)(b)	9,833	52,410
Red Violet, Inc.(a)	1,105	26,078
Resources Connection, Inc.	2,633	56,504
Robert Half International, Inc.	6,474	512,352
Science Applications International Corp.	3,354	324,902
Skillsoft Corp.(a)	5,867	22,529
Sterling Check Corp.(a)	1,260	24,759
TransUnion	11,577	917,246
TriNet Group, Inc.(a)(b)	2,363	194,947
TrueBlue, Inc.(a)	2,384	51,590
Upwork, Inc.(a)(b)	7,682	142,578
Verisk Analytics, Inc.	9,390	1,786,447
Willdan Group, Inc.(a)	300	8,163

		14,908,294

Real Estate Management & Development — 0.2%
Anywhere Real Estate, Inc.(a)	6,333	62,887
CBRE Group, Inc., Class A(a)	19,984	1,711,030
Compass, Inc., Class A(a)	16,508	63,060
Cushman & Wakefield PLC(a)	8,663	145,538
DigitalBridge Group, Inc.(a)	36,510	200,075
Doma Holdings, Inc.(a)	26,630	19,759
Douglas Elliman, Inc.	3,965	23,790
EXp World Holdings, Inc.(b)	3,634	54,001
Forestar Group, Inc.(a)	1,192	16,497
FRP Holdings, Inc.(a)	186	10,974
Howard Hughes Corp.(a)(b)	2,558	181,337
Jones Lang LaSalle, Inc.(a)	3,021	576,014
Kennedy-Wilson Holdings, Inc.	6,954	143,670
Marcus & Millichap, Inc.	1,555	63,631
Newmark Group, Inc., Class A	11,545	131,613
Opendoor Technologies, Inc.(a)(b)	28,738	141,104
RE/MAX Holdings, Inc., Class A	632	16,015

Security	Shares	Value

Real Estate Management & Development (continued)
Redfin Corp.(a)	5,744	$49,973
RMR Group, Inc., Class A	541	15,640
Seritage Growth Properties, Class A(a)	2,263	27,201
St. Joe Co.	2,076	87,233
Tejon Ranch Co.(a)	507	8,376
WeWork, Inc., Class A(a)(b)	8,203	39,128
Zillow Group, Inc., Class A(a)(b)	3,560	124,600
Zillow Group, Inc., Class C(a)(b)	10,061	350,928

		4,264,074

Road & Rail — 1.0%
AMERCO	531	285,190
ArcBest Corp.	1,534	135,912
Avis Budget Group, Inc.(a)	1,797	327,108
Covenant Logistics Group, Inc.	245	8,200
CSX Corp.	131,386	4,247,709
Daseke, Inc.(a)	1,895	15,880
Heartland Express, Inc.	3,436	54,564
Hertz Global Holdings, Inc.(a)(b)	13,914	298,038
JB Hunt Transport Services, Inc.	5,122	938,709
Knight-Swift Transportation Holdings, Inc.	9,539	524,168
Landstar System, Inc.(b)	2,281	357,159
Lyft, Inc., Class A(a)	18,053	250,215
Marten Transport Ltd.	2,723	58,708
Norfolk Southern Corp.	14,361	3,607,052
Old Dominion Freight Line, Inc.(b)	6,195	1,880,244
PAM Transportation Services, Inc.(a)	886	31,701
Ryder System, Inc.	3,053	239,111
Saia, Inc.(a)	1,581	376,041
Schneider National, Inc., Class B	3,106	78,675
TuSimple Holdings, Inc., Class A(a)	7,605	75,746
Uber Technologies, Inc.(a)	114,307	2,680,499
Union Pacific Corp.	38,107	8,661,721
Universal Logistics Holdings, Inc.	345	10,367
Werner Enterprises, Inc.	3,887	170,873
XPO Logistics, Inc.(a)	6,383	381,320

		25,694,910

Semiconductors & Semiconductor Equipment — 4.8%
ACM Research, Inc., Class A(a)	3,000	50,640
Advanced Micro Devices, Inc.(a)	98,054	9,263,161
Allegro MicroSystems, Inc.(a)	2,315	57,481
Alpha & Omega Semiconductor Ltd.(a)	1,152	48,396
Ambarella, Inc.(a)	2,226	192,660
Amkor Technology, Inc.	5,568	112,307
Analog Devices, Inc.	31,691	5,449,584
Applied Materials, Inc.	53,600	5,680,528
Atomera, Inc.(a)(b)	815	9,519
Axcelis Technologies, Inc.(a)	2,013	141,574
AXT, Inc.(a)	1,214	10,647
Broadcom, Inc.	24,219	12,968,790
CEVA, Inc.(a)	1,470	54,728
Cirrus Logic, Inc.(a)	3,545	302,956
Cohu, Inc.(a)	2,510	71,736
Credo Technology Group Holding Ltd.(a)(b)	2,413	38,729
Diodes, Inc.(a)(b)	2,693	219,129
Enphase Energy, Inc.(a)	7,917	2,249,853
Entegris, Inc.	9,081	998,002
First Solar, Inc.(a)	6,428	637,465
FormFactor, Inc.(a)	4,805	170,866
Globalfoundries, Inc.(a)(b)	3,758	193,462
Ichor Holdings Ltd.(a)	1,435	44,858
Impinj, Inc.(a)(b)	1,213	103,129

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
indie Semiconductor, Inc., Class A(a)	6,908	$49,738
Intel Corp.	248,260	9,014,321
KLA Corp.	9,062	3,475,639
Kulicke & Soffa Industries, Inc.	3,357	161,539
Lam Research Corp.	8,422	4,215,295
Lattice Semiconductor Corp.(a)	8,200	504,300
MACOM Technology Solutions Holdings, Inc., Class H(a)	2,653	153,715
Marvell Technology, Inc.	51,169	2,849,090
MaxLinear, Inc.(a)	4,049	163,620
Microchip Technology, Inc.	32,479	2,236,504
Micron Technology, Inc.	67,737	4,190,211
MKS Instruments, Inc.	3,359	397,034
Monolithic Power Systems, Inc.	2,763	1,284,021
NeoPhotonics Corp.(a)	3,408	54,494
NVIDIA Corp.	146,132	26,541,955
ON Semiconductor Corp.(a)	26,148	1,746,163
Onto Innovation, Inc.(a)	2,908	242,091
PDF Solutions, Inc.(a)	1,754	47,323
Photronics, Inc.(a)	3,827	91,121
Power Integrations, Inc.	3,675	312,412
Qorvo, Inc.(a)	6,572	683,948
Qualcomm, Inc.	67,975	9,860,453
Rambus, Inc.(a)	6,863	173,497
Rockley Photonics Holdings Ltd.(a)	10,516	26,921
Semtech Corp.(a)	3,724	232,117
Silicon Laboratories, Inc.(a)(b)	2,134	314,722
SiTime Corp.(a)	1,033	192,117
SkyWater Technology, Inc.(a)(b)	811	10,900
Skyworks Solutions, Inc.	9,691	1,055,156
SMART Global Holdings, Inc.(a)	3,469	68,062
SunPower Corp.(a)(b)	5,371	109,407
Synaptics, Inc.(a)	2,383	345,416
Teradyne, Inc.	9,682	976,817
Texas Instruments, Inc.	55,918	10,003,171
Ultra Clean Holdings, Inc.(a)	2,740	92,064
Universal Display Corp.	2,636	304,353
Veeco Instruments, Inc.(a)	2,766	60,299
Wolfspeed, Inc.(a)(b)	6,954	579,268

		121,889,474

Software — 9.1%
8x8, Inc.(a)	6,460	31,589
A10 Networks, Inc.	3,291	49,069
ACI Worldwide, Inc.(a)	6,881	196,315
Adobe, Inc.(a)	28,655	11,751,989
Agilysys, Inc.(a)	963	46,513
Alarm.com Holdings, Inc.(a)	2,898	205,091
Alkami Technology, Inc.(a)	2,197	30,582
Altair Engineering, Inc., Class A(a)(b)	3,034	178,733
Alteryx, Inc., Class A(a)	3,791	183,598
American Software, Inc., Class A	1,641	29,341
Amplitude, Inc., Class A(a)(b)	3,549	52,454
ANSYS, Inc.(a)	5,236	1,460,792
Appfolio, Inc., Class A(a)	1,200	122,172
Appian Corp.(a)	2,229	108,173
AppLovin Corp., Class A(a)(b)	13,505	479,968
Arteris, Inc.(a)	3,156	25,437
Asana, Inc., Class A(a)(b)	4,034	77,937
Aspen Technology, Inc.(a)(b)	1,746	356,341
Atlassian Corp. PLC, Class A(a)(b)	8,281	1,733,379
Autodesk, Inc.(a)	13,147	2,843,959

Security	Shares	Value

Software (continued)
Avalara, Inc.(a)	5,223	$456,595
Avaya Holdings Corp.(a)	5,377	4,832
AvePoint, Inc.(a)(b)	8,422	42,363
Benefitfocus, Inc.(a)	1,165	9,868
Bentley Systems, Inc., Class B	10,074	398,930
Bill.Com Holdings, Inc.(a)(b)	5,885	794,946
Black Knight, Inc.(a)	9,421	618,771
Blackbaud, Inc.(a)	2,852	174,885
Blackline, Inc.(a)	3,335	210,839
Blend Labs, Inc., Class A(a)	12,282	32,424
Box, Inc., Class A(a)	8,323	236,706
BTRS Holdings, Inc., Class 1(a)	7,370	47,536
C3.ai, Inc., Class A(a)	3,809	70,124
Cadence Design Systems, Inc.(a)	16,409	3,053,387
CCC Intelligent Solutions Holdings, Inc.(a)	9,356	93,466
Cerence, Inc.(a)(b)	2,169	61,101
Ceridian HCM Holding, Inc.(a)(b)	8,055	441,172
ChannelAdvisor Corp.(a)	1,810	26,679
Citrix Systems, Inc.	7,651	775,888
Cleanspark, Inc.(a)(b)	1,688	6,735
Clear Secure, Inc., Class A(a)	3,729	94,418
CommVault Systems, Inc.(a)	2,559	143,534
Confluent, Inc., Class A(a)	7,462	189,908
Consensus Cloud Solutions, Inc.(a)	808	43,656
Couchbase, Inc.(a)	2,394	36,461
Coupa Software, Inc.(a)	4,579	299,558
Crowdstrike Holdings, Inc., Class A(a)	12,666	2,325,478
CS Disco, Inc.(a)(b)	1,888	46,332
Cvent Holding Corp.(a)(b)	4,519	28,199
Datadog, Inc., Class A(a)	15,500	1,581,155
Digimarc Corp.(a)(b)	495	7,578
Digital Turbine, Inc.(a)	5,723	114,861
DocuSign, Inc.(a)	11,982	766,608
Dolby Laboratories, Inc., Class A	3,861	298,841
Domo, Inc., Class B(a)	1,416	39,662
DoubleVerify Holdings, Inc.(a)(b)	3,989	91,468
Dropbox, Inc., Class A(a)	16,841	382,964
Duck Creek Technologies, Inc.(a)(b)	5,123	70,697
Dynatrace, Inc.(a)	12,171	457,995
E2open Parent Holdings, Inc.(a)	12,000	81,000
Ebix, Inc.(b)	1,492	35,301
eGain Corp.(a)(b)	724	6,415
Elastic NV(a)	4,700	375,483
Enfusion, Inc., Class A(a)(b)	1,551	17,837
EngageSmart, Inc.(a)	2,476	46,722
Envestnet, Inc.(a)(b)	2,907	169,391
Everbridge, Inc.(a)	2,780	69,889
EverCommerce, Inc.(a)	1,361	15,624
Fair Isaac Corp.(a)	1,531	707,368
Five9, Inc.(a)(b)	4,108	444,157
ForgeRock, Inc., Class A(a)	1,824	36,972
Fortinet, Inc.(a)	40,505	2,416,123
Greenidge Generation Holdings, Inc.(a)	553	1,648
Guidewire Software, Inc.(a)	5,215	405,310
HubSpot, Inc.(a)	2,798	861,784
Informatica, Inc., Class A(a)(b)	1,702	38,976
Instructure Holdings, Inc.(a)(b)	1,199	29,304
Intapp, Inc.(a)(b)	938	14,229
InterDigital, Inc.	1,610	98,838
Intuit, Inc.	16,747	7,639,479
Jamf Holding Corp.(a)(b)	3,854	94,192
KnowBe4, Inc., Class A(a)	4,247	60,690

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
LivePerson, Inc.(a)	4,799	$65,458
LiveRamp Holdings, Inc.(a)	3,611	96,089
Mandiant, Inc.(a)	14,017	319,307
Manhattan Associates, Inc.(a)	3,830	538,766
Marathon Digital Holdings, Inc.(a)(b)	4,804	62,404
Matterport, Inc.(a)	14,473	61,510
MeridianLink, Inc.(a)	1,066	18,175
Microsoft Corp.	453,909	127,430,413
MicroStrategy, Inc., Class A(a)(b)	591	169,061
Mitek Systems, Inc.(a)	2,481	26,993
Model N, Inc.(a)	2,003	50,315
Momentive Global, Inc.(a)	7,786	67,349
N-Able, Inc.(a)	4,241	41,647
nCino, Inc.(a)(b)	3,554	114,759
NCR Corp.(a)	7,887	255,933
New Relic, Inc.(a)	3,307	200,636
NortonLifeLock, Inc.	33,650	825,434
Nutanix, Inc., Class A(a)(b)	13,776	208,431
Olo, Inc., Class A(a)(b)	5,920	63,403
ON24, Inc.(a)	1,991	19,134
OneSpan, Inc.(a)	1,431	15,841
Oracle Corp.	91,796	7,145,401
PagerDuty, Inc.(a)(b)	5,772	149,668
Palantir Technologies, Inc., Class A(a)(b)	109,429	1,132,590
Palo Alto Networks, Inc.(a)(b)	5,861	2,925,225
Paycom Software, Inc.(a)	3,082	1,018,570
Paycor HCM, Inc.(a)(b)	2,274	60,693
Paylocity Holding Corp.(a)	2,392	492,585
Pegasystems, Inc.	2,249	90,297
Ping Identity Holding Corp.(a)	4,136	70,932
Procore Technologies, Inc.(a)	4,290	221,793
Progress Software Corp.	2,301	108,055
PROS Holdings, Inc.(a)	3,022	73,646
PTC, Inc.(a)	6,310	778,528
Q2 Holdings, Inc.(a)	3,494	153,387
Qualys, Inc.(a)	2,299	281,214
Rapid7, Inc.(a)	3,624	231,827
Rimini Street, Inc.(a)	3,501	24,577
RingCentral, Inc., Class A(a)	5,053	250,073
Riot Blockchain, Inc.(a)(b)	8,080	59,146
Roper Technologies, Inc.	6,371	2,782,025
Sailpoint Technologies Holdings, Inc.(a)	5,471	348,886
Salesforce, Inc.(a)	58,448	10,755,601
Sapiens International Corp. NV	2,240	58,934
SecureWorks Corp., Class A(a)	607	6,028
SentinelOne, Inc., Class A(a)	10,291	255,731
ServiceNow, Inc.(a)	12,173	5,437,192
ShotSpotter, Inc.(a)(b)	707	23,748
Smartsheet, Inc., Class A(a)	7,802	234,528
Splunk, Inc.(a)	9,772	1,015,409
Sprout Social, Inc., Class A(a)	2,948	153,591
SPS Commerce, Inc.(a)	2,227	266,706
Sumo Logic, Inc.(a)	4,469	30,255
Synopsys, Inc.(a)	9,268	3,405,990
Telos Corp.(a)	2,269	18,016
Tenable Holdings, Inc.(a)	6,551	253,196
Teradata Corp.(a)	6,638	254,169
Trade Desk, Inc., Class A(a)	26,460	1,190,700
Tyler Technologies, Inc.(a)	2,486	991,914
UiPath, Inc., Class A(a)(b)	22,455	411,600
Unity Software, Inc.(a)(b)	12,608	471,413
Upland Software, Inc.(a)	1,510	17,093

Security	Shares	Value

Software (continued)
UserTesting, Inc.(a)	4,328	$27,396
Varonis Systems, Inc.(a)	6,254	159,039
Verint Systems, Inc.(a)	3,819	174,414
Veritone, Inc.(a)(b)	2,366	16,633
Viant Technology, Inc., Class A(a)	883	4,389
VMware, Inc., Class A	12,572	1,460,866
WM Technology, Inc.(a)(b)	4,980	16,932
Workday, Inc., Class A(a)	11,715	1,816,996
Workiva, Inc.(a)(b)	2,886	189,033
Xperi Holding Corp.	5,535	92,767
Yext, Inc.(a)	5,854	25,641
Zendesk, Inc.(a)	7,543	568,893
Zoom Video Communications, Inc., Class A(a)	15,205	1,579,191
Zscaler, Inc.(a)	5,023	778,866
Zuora, Inc., Class A(a)	5,649	48,073

		229,467,903

Specialty Retail — 2.1%
Aaron’s Co., Inc.	1,983	25,819
Abercrombie & Fitch Co., Class A(a)	3,245	57,793
Academy Sports & Outdoors, Inc.(b)	4,947	212,869
Advance Auto Parts, Inc.	3,698	716,007
American Eagle Outfitters, Inc.	8,725	105,049
America’s Car-Mart, Inc.(a)	281	29,103
Arko Corp.	8,681	79,258
Asbury Automotive Group, Inc.(a)	1,345	230,856
AutoNation, Inc.(a)(b)	2,386	283,314
AutoZone, Inc.(a)	1,202	2,569,143
Bath & Body Works, Inc.	14,327	509,182
Bed Bath & Beyond, Inc.(a)(b)	6,264	31,508
Best Buy Co., Inc.	12,102	931,733
Big 5 Sporting Goods Corp.(b)	1,094	14,069
Boot Barn Holdings, Inc.(a)	1,850	115,255
Buckle, Inc.	1,687	50,947
Build-A-Bear Workshop, Inc.	1,239	19,787
Burlington Stores, Inc.(a)(b)	4,002	564,802
Caleres, Inc.	2,081	51,650
Camping World Holdings, Inc., Class A(b)	2,185	59,082
CarMax, Inc.(a)	9,773	972,804
Carvana Co.(a)(b)	6,450	188,018
Cato Corp., Class A	2,025	25,009
Chico’s FAS, Inc.(a)	7,580	38,052
Children’s Place, Inc.(a)	869	37,662
Citi Trends, Inc.(a)	548	13,470
Conn’s, Inc.(a)	2,511	23,654
Container Store Group, Inc.(a)(b)	1,057	7,885
Designer Brands, Inc., Class A	3,326	47,994
Destination XL Group, Inc.(a)	6,269	25,954
Dick’s Sporting Goods, Inc.	3,316	310,344
EVgo, Inc.(a)(b)	4,566	40,957
Five Below, Inc.(a)(b)	3,371	428,353
Floor & Decor Holdings, Inc., Class A(a)(b)	6,204	499,856
Foot Locker, Inc.	5,084	144,233
GameStop Corp., Class A(a)(b)	16,208	551,234
Gap, Inc.	13,510	129,966
Genesco, Inc.(a)	1,043	58,460
Group 1 Automotive, Inc.	957	169,312
GrowGeneration Corp.(a)	2,856	13,852
Guess?, Inc.	3,020	57,108
Haverty Furniture Cos., Inc.	1,048	28,642
Hibbett, Inc.	1,069	50,157
Home Depot, Inc.	62,670	18,859,910
JOANN, Inc.	2,118	19,147

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Leslie’s, Inc.(a)(b)	9,408	$142,625
Lithia Motors, Inc.(b)	1,679	445,405
LL Flooring Holdings, Inc.(a)	1,004	10,080
Lowe’s Cos., Inc.	40,135	7,687,057
MarineMax, Inc.(a)	887	36,225
Monro, Inc.	2,222	111,433
Murphy USA, Inc.(b)	1,311	372,796
National Vision Holdings, Inc.(a)	4,693	136,754
ODP Corp.(a)	2,695	97,829
OneWater Marine, Inc., Class A(a)	684	24,788
O’Reilly Automotive, Inc.(a)	3,963	2,788,327
Party City Holdco, Inc.(a)(b)	5,630	6,418
Penske Automotive Group, Inc.	1,593	182,383
Petco Health & Wellness Co., Inc.(a)(b)	5,201	72,398
Rent-A-Center, Inc.	3,760	88,473
RH(a)	1,092	305,138
Ross Stores, Inc.	20,896	1,698,009
Sally Beauty Holdings, Inc.(a)	7,155	91,441
Shoe Carnival, Inc.	744	16,227
Signet Jewelers Ltd.	2,786	169,835
Sleep Number Corp.(a)	1,237	55,739
Sonic Automotive, Inc., Class A	1,309	54,782
Sportsman’s Warehouse Holdings, Inc.(a)	1,930	19,030
Tilly’s, Inc., Class A	598	4,527
TJX Cos., Inc.	71,303	4,360,891
Tractor Supply Co.	6,712	1,285,214
TravelCenters of America, Inc.(a)	768	32,041
Ulta Beauty, Inc.(a)	3,075	1,195,898
Urban Outfitters, Inc.(a)	4,847	99,267
Victoria’s Secret & Co.(a)	5,449	201,395
Warby Parker, Inc., Class A(a)	5,414	67,079
Williams-Sonoma, Inc.	4,177	603,242
Winmark Corp.	223	49,539
Zumiez, Inc.(a)	980	25,480

		51,937,024

Technology Hardware, Storage & Peripherals — 6.2%
3D Systems Corp.(a)	7,065	80,823
Apple, Inc.	927,690	150,758,902
Avid Technology, Inc.(a)	2,695	75,622
Corsair Gaming, Inc.(a)	1,838	25,916
Dell Technologies, Inc., Class C	16,463	741,823
Diebold Nixdorf, Inc.(a)	2,781	8,983
Eastman Kodak Co.(a)(b)	1,722	9,488
Hewlett Packard Enterprise Co.	78,041	1,111,304
HP, Inc.	64,158	2,142,236
IonQ, Inc.(a)	7,983	43,108
NetApp, Inc.	13,457	959,888
Pure Storage, Inc., Class A(a)	16,544	469,022
Super Micro Computer, Inc.(a)	2,842	153,496
Turtle Beach Corp.(a)	776	10,088
Western Digital Corp.(a)	19,170	941,247
Xerox Holdings Corp.	8,090	138,582

		157,670,528

Textiles, Apparel & Luxury Goods — 0.6%
Allbirds, Inc., Class A(a)	6,333	32,552
Capri Holdings Ltd.(a)	8,708	423,906
Carter’s, Inc.	2,358	192,130
Columbia Sportswear Co.	2,139	158,307
Crocs, Inc.(a)	3,755	269,008
Deckers Outdoor Corp.(a)	1,645	515,231
Ermenegildo Zegna Holditalia SpA	2,206	24,266

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Fossil Group, Inc.(a)	3,093	$18,651
G-III Apparel Group Ltd.(a)	2,509	55,424
Hanesbrands, Inc.	21,010	234,892
Kontoor Brands, Inc.	3,157	115,231
Lululemon Athletica, Inc.(a)	6,733	2,090,664
Movado Group, Inc.	1,241	42,169
NIKE, Inc., Class B	74,476	8,558,782
Oxford Industries, Inc.	853	81,376
PLBY Group, Inc.(a)(b)	1,732	11,119
PVH Corp.	3,945	244,274
Ralph Lauren Corp.	2,914	287,408
Rocky Brands, Inc.	309	10,160
Skechers USA, Inc., Class A(a)	8,018	304,363
Steven Madden Ltd.	4,857	153,967
Superior Group of Cos., Inc.	916	16,909
Tapestry, Inc.	15,894	534,515
Under Armour, Inc., Class A(a)	11,440	105,934
Under Armour, Inc., Class C(a)	12,665	104,613
Unifi, Inc.(a)	1,883	25,665
VF Corp.	21,620	965,982
Wolverine World Wide, Inc.(b)	4,311	96,868

		15,674,366

Thrifts & Mortgage Finance — 0.1%
Axos Financial, Inc.(a)	2,871	119,893
Blue Foundry Bancorp(a)	1,829	21,454
Bridgewater Bancshares, Inc.(a)	1,355	23,685
Capitol Federal Financial, Inc.	5,759	55,229
Columbia Financial, Inc.(a)	2,444	49,711
Enact Holdings, Inc.	1,946	44,836
Essent Group Ltd.	6,810	284,386
Federal Agricultural Mortgage Corp., Class C	456	50,292
Flagstar Bancorp, Inc.	2,381	98,097
Hingham Institution for Savings	79	22,911
Home Bancorp, Inc.	190	7,157
Kearny Financial Corp.	3,052	35,739
Merchants Bancorp	607	16,061
MGIC Investment Corp.	19,061	269,523
Mr. Cooper Group, Inc.(a)	4,407	198,535
New York Community Bancorp, Inc.	27,058	287,356
NMI Holdings, Inc., Class A(a)	4,380	82,957
Northfield Bancorp, Inc.	1,190	17,517
PennyMac Financial Services, Inc.	1,842	100,923
Provident Bancorp, Inc.	875	13,248
Provident Financial Services, Inc.	3,731	90,887
Radian Group, Inc.	10,815	241,932
Rocket Cos., Inc., Class A(b)	8,388	79,854
Southern Missouri Bancorp, Inc.	347	18,717
TFS Financial Corp.	3,225	47,246
TrustCo. Bank Corp.	719	24,130
UWM Holdings Corp.(b)	6,038	22,763
Walker & Dunlop, Inc.	1,979	222,915
Waterstone Financial, Inc.	3,037	56,640
WSFS Financial Corp.	3,534	168,642

		2,773,236

Tobacco — 0.6%
22nd Century Group, Inc.(a)	7,514	12,624
Altria Group, Inc.	109,859	4,818,416
Philip Morris International, Inc.	93,974	9,129,574
Turning Point Brands, Inc.	705	16,920

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco (continued)
Universal Corp.	1,853	$103,601
Vector Group Ltd.	9,936	110,687

		14,191,822

Trading Companies & Distributors — 0.4%
Air Lease Corp.	6,106	226,594
Alta Equipment Group, Inc.(a)	1,686	18,951
Applied Industrial Technologies, Inc.	2,325	233,872
Beacon Roofing Supply, Inc.(a)	3,378	202,747
BlueLinx Holdings, Inc.(a)	482	38,560
Boise Cascade Co.	2,392	169,138
Core & Main, Inc., Class A(a)	3,474	83,862
Custom Truck One Source, Inc.(a)	2,724	16,862
Distribution Solutions Group, Inc.(a)(b)	255	12,648
DXP Enterprises, Inc.(a)	1,361	46,274
Fastenal Co.	35,167	1,806,177
GATX Corp.	2,112	211,728
Global Industrial Co.	1,009	36,072
GMS, Inc.(a)	2,440	129,491
H&E Equipment Services, Inc.	1,772	63,349
Herc Holdings, Inc.	1,460	181,069
Hudson Technologies, Inc.(a)	2,482	22,115
McGrath RentCorp.	1,253	105,703
MRC Global, Inc.(a)	4,647	53,998
MSC Industrial Direct Co., Inc., Class A	2,807	232,027
NOW, Inc.(a)	6,770	74,876
Rush Enterprises, Inc., Class A	2,846	137,149
Rush Enterprises, Inc., Class B	399	21,646
SiteOne Landscape Supply, Inc.(a)(b)	2,749	383,018
Textainer Group Holdings Ltd.	2,893	98,275
Titan Machinery, Inc.(a)	1,169	32,884
Transcat, Inc.(a)	348	21,687
Triton International Ltd.	3,850	246,708
United Rentals, Inc.(a)	4,361	1,407,164
Univar Solutions, Inc.(a)	10,329	279,296
Veritiv Corp.(a)	975	120,919
W.W.Grainger, Inc.	2,779	1,510,470
Watsco, Inc.	1,976	541,325
WESCO International, Inc.(a)	2,695	344,529

		9,111,183

Water Utilities — 0.1%
American States Water Co.	2,476	215,833
American Water Works Co., Inc.	11,129	1,729,892
Artesian Resources Corp., Class A	493	25,419
California Water Service Group	3,450	207,276
Essential Utilities, Inc.	13,920	723,005
Global Water Resources, Inc.	881	11,656
Middlesex Water Co.	903	85,884
Pure Cycle Corp.(a)	1,623	17,139
SJW Group	1,481	97,242
York Water Co.	673	28,932

		3,142,278

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)	4,035	$70,047
Shenandoah Telecommunications Co.	2,672	59,586
Telephone & Data Systems, Inc.	6,742	106,591
T-Mobile U.S., Inc.(a)	36,182	5,176,197
U.S. Cellular Corp.(a)	1,024	29,993

		5,442,414

Total Common Stocks — 98.6% (Cost: $1,829,079,241)		2,489,715,024

Investment Companies

Equity Funds — 0.9%
iShares Russell 3000 ETF(b)(d)	89,191	21,228,350

Total Investment Companies — 0.9% (Cost: $19,466,932)		21,228,350

Preferred Securities

Preferred Stocks — 0.0%

Biotechnology — 0.0%
Tango Therapeutics, Inc.(a)	5,222	21,358

		21,358

Total Preferred Securities — 0.0% (Cost: $23,598)		21,358

Total Long-Term Investments — 99.5% (Cost: $1,848,569,771)		2,510,964,732

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.96%(d)(e)(f)	60,639,002	60,632,938
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.84%(d)(e)	12,829,647	12,829,647

Total Short-Term Securities — 2.9% (Cost: $73,461,897)		73,462,585

Total Investments — 102.4% (Cost: $1,922,031,668)		2,584,427,317
Liabilities in Excess of Other Assets — (2.4)%		(59,476,775)

Net Assets — 100.0%		$2,524,950,542

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,776,918	$31,873,218	(a)	$—	$(9,759)	$(7,439)	$60,632,938	60,639,002	$256,480	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,326,350	503,297	(a)	—	—	—	12,829,647	12,829,647	51,740		—
BlackRock, Inc.	6,385,840	1,529,731		(288,099)	(42,451)	(1,493,476)	6,091,545	9,103	145,606		—
iShares Russell 3000 ETF	17,801,070	232,918,248		(229,187,828)	1,048,548	(1,351,688)	21,228,350	89,191	206,982		—

					$996,338	$(2,852,603)	$100,782,480		$660,808		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini CME Index	19	09/16/22	$1,791	$137,321
S&P 500 E-Mini Index	54	09/16/22	11,160	777,379

				$914,700

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$914,700	$—	$—	$—	$914,700

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,428,726)	$—	$—	$—	$(1,428,726)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$805,445	$—	$—	$—	$805,445

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,107,384

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$38,913,850	$—	$—	$38,913,850
Air Freight & Logistics	14,909,619	—	—	14,909,619
Airlines	5,065,734	—	—	5,065,734
Auto Components	5,467,686	—	—	5,467,686
Automobiles	54,430,830	—	—	54,430,830
Banks	97,613,993	—	—	97,613,993
Beverages	39,082,369	—	—	39,082,369
Biotechnology	61,254,731	—	2,619	61,257,350
Building Products	14,897,366	—	—	14,897,366
Capital Markets	75,790,780	—	—	75,790,780
Chemicals	43,879,905	—	—	43,879,905
Commercial Services & Supplies	14,248,384	—	—	14,248,384
Communications Equipment	19,290,486	—	—	19,290,486
Construction & Engineering	5,336,276	—	—	5,336,276
Construction Materials	3,123,913	—	—	3,123,913
Consumer Finance	13,990,561	—	—	13,990,561
Containers & Packaging	9,595,362	16,725	—	9,612,087
Distributors	3,043,727	—	—	3,043,727
Diversified Consumer Services	3,531,112	—	—	3,531,112
Diversified Financial Services	35,820,687	—	—	35,820,687
Diversified Telecommunication Services	21,947,162	—	—	21,947,162
Electric Utilities	43,471,368	—	—	43,471,368
Electrical Equipment	17,183,632	—	—	17,183,632
Electronic Equipment, Instruments & Components	18,278,485	—	—	18,278,485
Energy Equipment & Services	8,954,581	—	—	8,954,581
Entertainment	32,899,846	—	—	32,899,846
Equity Real Estate Investment Trusts (REITs)	86,079,064	—	—	86,079,064
Food & Staples Retailing	35,406,215	—	—	35,406,215
Food Products	26,911,521	—	—	26,911,521
Gas Utilities	3,816,253	—	—	3,816,253
Health Care Equipment & Supplies	65,735,254	—	—	65,735,254
Health Care Providers & Services	78,293,015	—	—	78,293,015
Health Care Technology	3,997,140	—	—	3,997,140
Hotels, Restaurants & Leisure	48,948,728	—	—	48,948,728
Household Durables	10,509,141	—	—	10,509,141
Household Products	29,756,808	—	—	29,756,808
Independent Power and Renewable Electricity Producers	2,578,138	—	—	2,578,138
Industrial Conglomerates	17,849,215	—	—	17,849,215
Insurance	53,994,105	—	—	53,994,105
Interactive Media & Services	109,547,882	—	—	109,547,882
Internet & Direct Marketing Retail	77,109,617	—	—	77,109,617
IT Services	110,136,043	—	—	110,136,043
Leisure Products	2,998,329	—	—	2,998,329
Life Sciences Tools & Services	46,355,868	—	—	46,355,868
Machinery	44,571,521	—	—	44,571,521
Marine	692,906	—	—	692,906

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	iShares Total U.S. Stock Market Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Media	$21,897,251	$—	$—	$21,897,251
Metals & Mining	13,343,360	—	—	13,343,360
Mortgage Real Estate Investment Trusts (REITs)	3,940,067	—	—	3,940,067
Multiline Retail	11,227,021	—	—	11,227,021
Multi-Utilities	20,219,342	—	—	20,219,342
Oil, Gas & Consumable Fuels	102,323,542	—	—	102,323,542
Paper & Forest Products	506,268	—	—	506,268
Personal Products	5,209,574	—	—	5,209,574
Pharmaceuticals	97,552,541	—	—	97,552,541
Professional Services	14,908,294	—	—	14,908,294
Real Estate Management & Development	4,264,074	—	—	4,264,074
Road & Rail	25,694,910	—	—	25,694,910
Semiconductors & Semiconductor Equipment	121,889,474	—	—	121,889,474
Software	229,467,903	—	—	229,467,903
Specialty Retail	51,937,024	—	—	51,937,024
Technology Hardware, Storage & Peripherals	157,670,528	—	—	157,670,528
Textiles, Apparel & Luxury Goods	15,674,366	—	—	15,674,366
Thrifts & Mortgage Finance	2,773,236	—	—	2,773,236
Tobacco	14,191,822	—	—	14,191,822
Trading Companies & Distributors	9,111,183	—	—	9,111,183
Water Utilities	3,142,278	—	—	3,142,278
Wireless Telecommunication Services	5,442,414	—	—	5,442,414
Investment Companies	21,228,350	—	—	21,228,350
Preferred Securities
Preferred Stocks	21,358	—	—	21,358
Short-Term Securities
Money Market Funds	73,462,585	—	—	73,462,585

	$2,584,407,973	$16,725	$2,619	$2,584,427,317

Derivative Financial Instruments(a)
Assets
Equity Contracts	$914,700	$—	$—	$914,700

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	77

Statements of Assets and Liabilities

July 31, 2022

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,657,208,333	$460,323,642	$2,483,644,837
Investments, at value — affiliated(c)	102,331,389	63,580,295	100,782,480
Cash	—	—	165,575
Cash pledged for futures contracts	635,000	97,000	679,000
Receivables:
Investments sold	—	252,480	180,144
Securities lending income — affiliated	77,962	91,582	83,531
Capital shares sold	4,559,046	697,764	713,624
Dividends — unaffiliated	720,546	158,886	2,114,455
Dividends — affiliated	15,481	3,145	13,441
From the Manager	—	505	—
Variation margin on futures contracts	145,499	15,662	173,850
Prepaid expenses	43,591	31,393	27,844

Total assets	1,765,736,847	525,252,354	2,588,578,781

LIABILITIES
Bank overdraft	147,405	331,932	—
Collateral on securities loaned	74,913,589	54,350,366	60,648,423
Payables:
Investments purchased	—	200,841	1,988,323
Accounting services fees	7,521	7,521	7,521
Capital shares redeemed	2,728,033	336,090	698,825
Custodian fees	38,847	36,528	62,620
Investment advisory fees	50,857	—	19,293
Trustees’ and Officer’s fees	3,236	2,318	3,504
Recoupment of past waived fees	—	2,148	47,135
Other accrued expenses	5,525	6,453	2,489
Professional fees	100,113	95,781	97,045
Service fees	25,859	20,441	35,060
Transfer agent fees	74,272	11,832	18,001

Total liabilities	78,095,257	55,402,251	63,628,239

NET ASSETS	$1,687,641,590	$469,850,103	$2,524,950,542

NET ASSETS CONSIST OF
Paid-in capital	$1,257,036,484	$413,965,516	$1,896,583,892
Accumulated earnings	430,605,106	55,884,587	628,366,650

NET ASSETS	$1,687,641,590	$469,850,103	$2,524,950,542

(a) Investments, at cost — unaffiliated	$1,205,753,111	$401,793,535	$1,824,253,291
(b) Securities loaned, at value	$73,704,885	$53,265,923	$59,863,877
(c) Investments, at cost — affiliated	$101,191,996	$63,082,848	$97,778,377

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

NET ASSET VALUE

Institutional
Net assets	$216,280,998	$156,524,436	$132,761,692

Shares outstanding	16,777,595	10,697,668	6,961,270

Net asset value	$12.89	$14.63	$19.07

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$131,260,259	$100,734,395	$176,682,699

Shares outstanding	10,224,817	6,897,321	9,276,631

Net asset value	$12.84	$14.60	$19.05

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$1,340,100,333	$212,591,272	$2,215,506,151

Shares outstanding	103,737,388	14,529,395	116,165,527

Net asset value	$12.92	$14.63	$19.07

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Operations

Year Ended July 31, 2022

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — unaffiliated.	$23,611,838	$6,463,258	$34,239,937
Dividends — affiliated	204,713	63,133	407,396
Securities lending income — affiliated — net	235,315	292,304	253,412
Foreign taxes withheld	(7,561)	(6,601)	(11,228)

Total investment income	24,044,305	6,812,094	34,889,517

EXPENSES
Investment advisory	347,787	144,847	250,210
Service — class specific	344,635	257,124	423,386
Transfer agent — class specific	282,452	156,015	178,109
Professional	148,874	110,845	156,077
Registration	84,766	80,172	108,739
Custodian	21,027	50,367	93,064
Trustees and Officer	17,237	10,239	21,639
Accounting services	9,025	9,025	9,025
Recoupment of past waived and/or reimbursed fees — class specific	2,586	2,148	4,202
Recoupment of past waived and/or reimbursed fees	—	—	75,680
Miscellaneous	59,738	47,653	61,964

Total expenses	1,318,127	868,435	1,382,095
Less:
Fees waived and/or reimbursed by the Manager	(10,267)	(115,117)	(50,308)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,090)	(37,682)	(37,431)

Total expenses after fees waived and/or reimbursed	1,305,770	715,636	1,294,356

Net investment income	22,738,535	6,096,458	33,595,161

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	22,403,499	12,221,537	(11,591,914)
Investments — affiliated	(2,546,855)	(1,239,885)	996,338
Futures contracts	(601,716)	(313,159)	(1,428,726)

	19,254,928	10,668,493	(12,024,302)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(219,968,557)	(75,055,438)	(192,275,972)
Investments — affiliated	(75,602)	180,654	(2,852,603)
Futures contracts	572,390	100,119	805,445

	(219,471,769)	(74,774,665)	(194,323,130)

Net realized and unrealized loss	(200,216,841)	(64,106,172)	(206,347,432)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(177,478,306)	$(58,009,714)	$(172,752,271)

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Russell Mid-Cap Index Fund		iShares Russell Small/Mid-Cap Index Fund
	Year Ended July 31,		Year Ended July 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,738,535	$16,991,431	$6,096,458	$3,898,640
Net realized gain	19,254,928	63,048,650	10,668,493	16,445,631
Net change in unrealized appreciation (depreciation)	(219,471,769)	424,271,970	(74,774,665)	113,400,348

Net increase (decrease) in net assets resulting from operations	(177,478,306)	504,312,051	(58,009,714)	133,744,619

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(8,785,993)	(5,368,839)	(8,672,227)	(4,029,472)
Investor A	(5,772,125)	(2,605,085)	(4,813,065)	(3,084,611)
Class K	(61,713,572)	(29,765,293)	(10,514,041)	(8,226,939)

Decrease in net assets resulting from distributions to shareholders	(76,271,690)	(37,739,217)	(23,999,333)	(15,341,022)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	213,346,962	60,316,126	75,578,108	100,862,863

NET ASSETS
Total increase (decrease) in net assets	(40,403,034)	526,888,960	(6,430,939)	219,266,460
Beginning of year	1,728,044,624	1,201,155,664	476,281,042	257,014,582

End of year	$1,687,641,590	$1,728,044,624	$469,850,103	$476,281,042

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Year Ended July 31,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$33,595,161	$22,547,107
Net realized gain (loss)	(12,024,302)	6,613,238
Net change in unrealized appreciation (depreciation)	(194,323,130)	506,176,330

Net increase (decrease) in net assets resulting from operations	(172,752,271)	535,336,675

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,629,466)	(1,417,049)
Investor A	(2,686,529)	(1,498,740)
Class K	(41,362,211)	(19,697,165)

Decrease in net assets resulting from distributions to shareholders	(46,678,206)	(22,612,954)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	384,606,062	605,004,464

NET ASSETS
Total increase in net assets	165,175,585	1,117,728,185
Beginning of year	2,359,774,957	1,242,046,772

End of year	$2,524,950,542	$2,359,774,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund

	Institutional

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.91	$10.75	$10.98	$10.70	$11.26

Net investment income(a)	0.18	0.15	0.19	0.17	0.16
Net realized and unrealized gain (loss)	(1.58)	4.35	0.02	0.50	1.22

Net increase (decrease) from investment operations	(1.40)	4.50	0.21	0.67	1.38

Distributions(b)
From net investment income	(0.17)	(0.15)	(0.17)	(0.17)	(0.18)
From net realized gain	(0.45)	(0.19)	(0.27)	(0.22)	(1.76)

Total distributions	(0.62)	(0.34)	(0.44)	(0.39)	(1.94)

Net asset value, end of year	$12.89	$14.91	$10.75	$10.98	$10.70

Total Return(c)
Based on net asset value	(9.76)%	42.43%	1.96%	6.76%	13.29	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.09%	0.09%	0.10%	0.12%	0.13%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.10%	0.12%	0.11%

Net investment income	1.28%	1.18%	1.77%	1.66%	1.46%

Supplemental Data
Net assets, end of year (000)	$216,281	$195,340	$170,550	$244,272	$174,840

Portfolio turnover rate	28%	24%	26%	25%	75%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	N/A	N/A	0.09%	0.05%	0.09%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Investor A

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.85	$10.71	$10.93	$10.66	$11.24

Net investment income(a)	0.14	0.11	0.15	0.17	0.12
Net realized and unrealized gain (loss)	(1.56)	4.34	0.04	0.47	1.22

Net increase (decrease) from investment operations	(1.42)	4.45	0.19	0.64	1.34

Distributions(b)
From net investment income	(0.14)	(0.12)	(0.14)	(0.15)	(0.16)
From net realized gain	(0.45)	(0.19)	(0.27)	(0.22)	(1.76)

Total distributions	(0.59)	(0.31)	(0.41)	(0.37)	(1.92)

Net asset value, end of year	$12.84	$14.85	$10.71	$10.93	$10.66

Total Return(c)
Based on net asset value	(9.98)%	42.05%	1.80%	6.43%	12.96	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.36%	0.36%	0.36%	0.34%	0.35%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.35%	0.33%	0.34%

Net investment income	1.03%	0.87%	1.48%	1.64%	1.11%

Supplemental Data
Net assets, end of year (000)	$131,260	$136,579	$93,113	$105,914	$203,933

Portfolio turnover rate	28%	24%	26%	25%	75%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.36%	0.36%	0.35%	0.33%	0.35%

See notes to financial statements.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Class K

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.94	$10.77	$11.00	$10.72	$11.28

Net investment income(a)	0.19	0.15	0.18	0.17	0.13
Net realized and unrealized gain (loss)	(1.58)	4.37	0.03	0.51	1.25

Net increase (decrease) from investment operations	(1.39)	4.52	0.21	0.68	1.38

Distributions(b)
From net investment income	(0.18)	(0.16)	(0.17)	(0.18)	(0.18)
From net realized gain	(0.45)	(0.19)	(0.27)	(0.22)	(1.76)

Total distributions	(0.63)	(0.35)	(0.44)	(0.40)	(1.94)

Net asset value, end of year	$12.92	$14.94	$10.77	$11.00	$10.72

Total Return(c)
Based on net asset value	(9.70)%	42.50%	2.00%	6.81%	13.32	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.05%	0.06%	0.08%	0.07%	0.09%

Total expenses after fees waived and/or reimbursed	0.05%	0.06%	0.07%	0.07%	0.07%

Net investment income	1.34%	1.18%	1.73%	1.67%	1.25%

Supplemental Data
Net assets, end of year (000)	$1,340,100	$1,396,125	$937,493	$783,361	$410,593

Portfolio turnover rate	28%	24%	26%	25%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.05%	0.05%	0.07%	0.06%	0.08%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund

	Institutional

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.32	$12.17	$12.72	$13.20	$11.58

Net investment income(a)	0.21	0.16	0.13	0.18	0.15
Net realized and unrealized gain (loss)	(2.08)	5.66	(0.35)	(0.16)	1.82

Net increase (decrease) from investment operations	(1.87)	5.82	(0.22)	0.02	1.97

Distributions(b)
From net investment income	(0.19)	(0.18)	(0.16)	(0.20)	(0.17)
From net realized gain	(0.63)	(0.49)	(0.17)	(0.30)	(0.18)

Total distributions	(0.82)	(0.67)	(0.33)	(0.50)	(0.35)

Net asset value, end of year	$14.63	$17.32	$12.17	$12.72	$13.20

Total Return(c)
Based on net asset value	(11.32)%	48.81%	(1.68)%	0.58%	17.27	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.14%	0.16%	0.21%	0.24%	0.28%

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%	0.12%	0.12%

Net investment income	1.29%	1.02%	1.14%	1.48%	1.21%

Supplemental Data
Net assets, end of year (000)	$156,524	$161,409	$58,680	$12,239	$14,431

Portfolio turnover rate	38%	43%	29%	27%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.14%	N/A	0.21%	0.24%	0.28%

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Investor A

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.29	$12.15	$12.70	$13.18	$11.56

Net investment income(a)	0.17	0.13	0.13	0.15	0.14
Net realized and unrealized gain (loss)	(2.08)	5.65	(0.37)	(0.16)	1.80

Net increase (decrease) from investment operations	(1.91)	5.78	(0.24)	(0.01)	1.94

Distributions(b)
From net investment income	(0.15)	(0.15)	(0.14)	(0.17)	(0.14)
From net realized gain	(0.63)	(0.49)	(0.17)	(0.30)	(0.18)

Total distributions	(0.78)	(0.64)	(0.31)	(0.47)	(0.32)

Net asset value, end of year	$14.60	$17.29	$12.15	$12.70	$13.18

Total Return(c)
Based on net asset value	(11.56)%	48.49%	(1.90)%	0.35%	17.03	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.39%	0.38%	0.44%	0.45%	0.51%

Total expenses after fees waived and/or reimbursed	0.36%	0.34%	0.35%	0.35%	0.35%

Net investment income	1.06%	0.83%	1.13%	1.25%	1.10%

Supplemental Data
Net assets, end of year (000)	$100,734	$101,139	$55,522	$30,250	$25,073

Portfolio turnover rate	38%	43%	29%	27%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	N/A	N/A	0.44%	0.45%	0.51%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Class K

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.32	$12.17	$12.72	$13.20	$11.58

Net investment income(a)	0.21	0.18	0.19	0.19	0.17
Net realized and unrealized gain (loss)	(2.07)	5.65	(0.40)	(0.16)	1.80

Net increase (decrease) from investment operations	(1.86)	5.83	(0.21)	0.03	1.97

Distributions(b)
From net investment income	(0.20)	(0.19)	(0.17)	(0.21)	(0.17)
From net realized gain	(0.63)	(0.49)	(0.17)	(0.30)	(0.18)

Total distributions	(0.83)	(0.68)	(0.34)	(0.51)	(0.35)

Net asset value, end of year	$14.63	$17.32	$12.17	$12.72	$13.20

Total Return(c)
Based on net asset value	(11.28)%	48.88%	(1.64)%	0.63%	17.32	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.10%	0.11%	0.16%	0.17%	0.23%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	1.34%	1.15%	1.55%	1.53%	1.37%

Supplemental Data
Net assets, end of year (000)	$212,591	$213,734	$142,813	$154,242	$87,011

Portfolio turnover rate	38%	43%	29%	27%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	N/A	N/A	0.16%	0.17%	0.23%

See notes to financial statements.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund

	Institutional

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.96	$15.31	$14.13	$13.52	$11.89

Net investment income(a)	0.27	0.24	0.25	0.25	0.22
Net realized and unrealized gain (loss)	(1.79)	5.65	1.24	0.67	1.69

Net increase (decrease) from investment operations	(1.52)	5.89	1.49	0.92	1.91

Distributions(b)
From net investment income	(0.27)	(0.23)	(0.27)	(0.26)	(0.22)
From net realized gain	(0.10)	(0.01)	(0.04)	(0.05)	(0.06)

Total distributions	(0.37)	(0.24)	(0.31)	(0.31)	(0.28)

Net asset value, end of year	$19.07	$20.96	$15.31	$14.13	$13.52

Total Return(c)
Based on net asset value	(7.37)%	38.73%	10.79%	7.01%	16.21	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.08%	0.08%	0.09%	0.09%	0.11%

Total expenses after fees waived and/or reimbursed	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	1.32%	1.32%	1.79%	1.87%	1.69%

Supplemental Data
Net assets, end of year (000)	$132,762	$155,378	$84,117	$88,223	$83,121

Portfolio turnover rate	16%	16%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.08%	0.08%	0.09%	0.09%	0.11%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Investor A

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.93	$15.29	$14.11	$13.50	$11.88

Net investment income(a)	0.22	0.20	0.22	0.22	0.19
Net realized and unrealized gain (loss)	(1.78)	5.64	1.24	0.67	1.68

Net increase (decrease) from investment operations	(1.56)	5.84	1.46	0.89	1.87

Distributions(b)
From net investment income	(0.22)	(0.19)	(0.24)	(0.23)	(0.19)
From net realized gain	(0.10)	(0.01)	(0.04)	(0.05)	(0.06)

Total distributions	(0.32)	(0.20)	(0.28)	(0.28)	(0.25)

Net asset value, end of year	$19.05	$20.93	$15.29	$14.11	$13.50

Total Return(c)
Based on net asset value	(7.54)%	38.42%	10.56%	6.77%	15.87	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.32%	0.30%	0.31%	0.32%	0.34%

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.31%	0.31%

Net investment income	1.09%	1.11%	1.56%	1.64%	1.51%

Supplemental Data
Net assets, end of year (000)	$176,683	$166,601	$114,362	$84,192	$72,794

Portfolio turnover rate	16%	16%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.32%	0.30%	0.31%	0.32%	0.34%

See notes to financial statements.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Class K

	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$20.96	$15.31	$14.13	$13.52	$11.89

Net investment income(a)	0.28	0.25	0.26	0.26	0.23
Net realized and unrealized gain (loss)	(1.79)	5.64	1.24	0.66	1.69

Net increase (decrease) from investment operations	(1.51)	5.89	1.50	0.92	1.92

Distributions(b)
From net investment income	(0.28)	(0.23)	(0.28)	(0.26)	(0.23)
From net realized gain	(0.10)	(0.01)	(0.04)	(0.05)	(0.06)

Total distributions	(0.38)	(0.24)	(0.32)	(0.31)	(0.29)

Net asset value, end of year	$19.07	$20.96	$15.31	$14.13	$13.52

Total Return(c)
Based on net asset value	(7.32)%	38.79%	10.84%	7.06%	16.26	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.03%	0.03%	0.04%	0.04%	0.06%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.36%	1.35%	1.84%	1.91%	1.79%

Supplemental Data
Net assets, end of year (000)	$2,215,506	$2,037,797	$1,043,568	$916,638	$761,815

Portfolio turnover rate	16%	16%	15%	19%	14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended July 31,
	2022	2021	2020	2019	2018
Expense ratios	0.03%	0.03%	0.04%	0.04%	0.06%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Russell Mid-Cap Index Fund	Mid-Cap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

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Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
Mid-Cap Index
Barclays Capital, Inc.	$4,845,725	$ (4,822,091)	$—	$ (23,634)
BNP Paribas SA	14,125,919	(14,125,919)	—	—
BofA Securities, Inc.	8,685,082	(8,685,082)	—	—
Citigroup Global Markets, Inc.	7,664,053	(7,664,053)	—	—
HSBC Bank PLC	147,971	(147,971)	—	—
ING Financial Markets LLC	178,600	(173,391)	—	(5,209)
Jefferies LLC	2,135,076	(2,135,076)	—	—
Mizuho Securities USA LLC	3,363,010	(3,363,010)	—	—

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Notes to Financial Statements  (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount (b)
Mid-Cap Index (continued)
Morgan Stanley	$6,492,587	$(6,492,587)	$—		$—
National Financial Services LLC	402,721	(400,548)	—		(2,173)
Scotia Capital (USA), Inc.	15,715,708	(15,715,708)	—		—
SG Americas Securities LLC	591,852	(591,852)	—		—
State Street Bank & Trust Co.	1,335,859	(1,335,859)	—		—
Toronto-Dominion Bank	3,212,420	(3,152,026)	—		(60,394)
UBS AG	3,426,767	(3,426,767)	—		—
UBS Securities LLC	1,349,878	(1,349,878)	—		—
Wells Fargo Securities LLC	31,657	(30,544)	—		(1,113)

	$73,704,885	$(73,612,362)	$—		$(92,523)

Small/Mid-Cap Index
BMO Capital Markets Corp.	$120,993	$(120,993)	$—		$—
BNP Paribas SA	9,085,133	(9,085,133)	—		—
BofA Securities, Inc.	5,500,777	(5,500,777)	—		—
Citadel Clearing LLC	15,726	(15,726)	—		—
Citigroup Global Markets, Inc.	1,204,481	(1,204,481)	—		—
Goldman Sachs & Co. LLC	9,654,287	(9,654,287)	—		—
HSBC Bank PLC	532,481	(532,481)	—		—
ING Financial Markets LLC	1,277	(1,277)	—		—
J.P. Morgan Securities LLC	6,506,409	(6,506,409)	—		—
Jefferies LLC	535,435	(535,435)	—		—
Mizuho Securities USA LLC	3,477,869	(3,477,869)	—		—
Morgan Stanley	8,825,931	(8,825,931)	—		—
National Financial Services LLC	1,661,152	(1,661,152)	—		—
Pershing LLC	10,837	(10,101)	—		(736)
Scotia Capital (USA), Inc.	583,038	(583,038)	—		—
SG Americas Securities LLC	1,734,580	(1,734,580)	—		—
State Street Bank & Trust Co.	496,488	(496,488)	—		—
Toronto-Dominion Bank	342,733	(342,733)	—		—
UBS AG	1,662,714	(1,661,121)	—		(1,593)
UBS Securities LLC	327,835	(327,835)	—		—
Wells Fargo Bank N.A.	358,821	(358,821)	—		—
Wells Fargo Securities LLC	626,926	(626,926)	—		—

	$53,265,923	$(53,263,594)	$—		$(2,329)

Total U.S. Stock Market Index
BNP Paribas SA	$12,473,374	$(12,473,374)	$—		$—
BofA Securities, Inc.	4,600,385	(4,600,385)	—		—
Citadel Clearing LLC	411,600	(411,600)	—		—
Citigroup Global Markets, Inc.	2,783,989	(2,783,989)	—		—
Credit Suisse Securities (USA) LLC	281,438	(281,438)	—		—
Goldman Sachs & Co. LLC	7,999,035	(7,999,035)	—		—
HSBC Bank PLC	1,752,084	(1,752,084)	—		—
J.P. Morgan Securities LLC	11,647,792	(11,647,792)	—		—
Jefferies LLC	1,581,158	(1,578,537)	—		(2,621)
Morgan Stanley	5,343,852	(5,343,852)	—		—
National Financial Services LLC	965,454	(965,454)	—		—
Scotia Capital (USA), Inc.	2,776,309	(2,755,816)	—		(20,493)
SG Americas Securities LLC	1,975,363	(1,975,363)	—		—
State Street Bank & Trust Co.	603,660	(594,956)	—		(8,704)
Toronto-Dominion Bank	718,435	(718,435)	—		—
UBS AG	1,065,973	(1,065,973)	—		—
UBS Securities LLC	2,587,801	(2,587,801)	—		—
Wells Fargo Bank N.A.	117,106	(117,106)	—		—
Wells Fargo Securities LLC	179,069	(179,069)	—		—

	$59,863,877	$(59,832,059)	$—		$(31,818)

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Fund Name	Investment Advisory Fees
Mid-Cap Index	0.02%
Small/Mid-Cap Index	0.03
Total U.S. Stock Market Index.	0.01

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended July 31, 2022, the following table shows the class specific service fees borne directly by each share class of each Fund:

Fund Name	Investor A
Mid-Cap Index	$344,635
Small/Mid-Cap Index	257,124
Total U.S. Stock Market Index	423,386

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

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Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Class K	Total
Mid-Cap Index	$663	$4,148	$4,004	$8,815
Small/Mid-Cap Index	300	1,559	422	2,281
Total U.S. Stock Market Index	423	4,151	4,145	8,719

For the year ended July 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total
Mid-Cap Index	$104,087	$92,823	$85,542	$282,452
Small/Mid-Cap Index	83,256	50,673	22,086	156,015
Total U.S. Stock Market Index	73,028	66,375	38,706	178,109

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Index	$6,769
Small/Mid-Cap Index	1,746
Total U.S. Stock Market Index	9,246

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Index	$3,160
Small/Mid-Cap Index	1,765
Total U.S. Stock Market Index	1,923

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Class K
Mid-Cap Index	0.12%	0.37%	0.07%
Small/Mid-Cap Index	0.12	0.37	0.07
Total U.S. Stock Market Index	0.08	0.33	0.03

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended July 31, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Index	$338
Small/Mid-Cap Index	111,606
Total U.S. Stock Market Index	39,139

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended July 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Mid-Cap Index	$—	$2,090	$—	$2,090
Small/Mid-Cap Index	2,159	13,439	22,084	37,682
Total U.S. Stock Market Index	2,849	13,691	20,891	37,431

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022 for Small/Mid-Cap Index and Total U.S. Stock Market Index and effective May 13, 2022 for Mid-Cap Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended July 31, 2022, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Fund Level	Institutional	Investor A	Class K
Mid-Cap Index	$—	$—	$944	$1,642
Small/Mid-Cap Index	—	2,148	—	—
Total U.S. Stock Market Index	75,680	2,329	—	1,873

As of July 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Fund Name/Fund Level/Share Class	Expiring 08/13/22
Small/Mid-Cap Index
Fund Level	$253,330
Institutional	6,515
Investor A	13,439
Class K	24,314
Total U.S. Stock Market Index
Fund Level	41,847
Institutional	2,849
Investor A	13,691
Class K	25,363

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2022:

Fund Name/Fund Level/Share Class	Expired 07/31/22
Small/Mid-Cap Index
Fund Level	$177,108
Institutional	—
Investor A	—
Class K	2,635
Total U.S. Stock Market Index
Fund Level	25,059
Institutional	—
Investor A	—
Class K	17,342

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Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Fund retained 77% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2022, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
Mid-Cap Index	$73,208
Small/Mid-Cap Index	94,167
Total U.S. Stock Market Index	82,578

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Mid-Cap Index	$53,038,840	$33,816,703	$(5,202,299)
Small/Mid-Cap Index	6,934,562	9,228,143	1,505,981
Total U.S. Stock Market Index	92,153,834	22,927,865	(4,481,981)

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Mid-Cap Index	$641,601,284	$481,342,850
Small/Mid-Cap Index	240,457,187	182,145,643
Total U.S. Stock Market Index	762,928,037	389,588,277

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/22	Year Ended 07/31/21
Mid-Cap Index
Ordinary income	$35,245,458	$17,709,371
Long-term capital gains	41,026,232	22,609,716

	$76,271,690	$40,319,087

Small/Mid-Cap Index
Ordinary income	$11,539,341	$7,567,354
Long-term capital gains	12,459,992	8,682,155

	$23,999,333	$16,249,509

Total U.S. Stock Market Index
Ordinary income	$41,734,895	$22,612,954
Long-term capital gains	4,943,311	—

	$46,678,206	$22,612,954

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total
Mid-Cap Index	$3,597,391	$29,509,243	$408,430,457	$(10,931,985)	$430,605,106
Small/Mid-Cap Index	1,615,967	14,184,426	43,638,355	(3,554,161)	55,884,587
Total U.S. Stock Market Index	3,397,468	—	634,033,331	(9,064,149)	628,366,650

(a)

The difference between book-basis and tax-basis tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, characterization of corporate actions.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid-Cap Index	$1,351,109,266	$512,917,891	$(104,487,434)	$408,430,457
Small/Mid-Cap Index	480,265,582	92,714,047	(49,075,692)	43,638,355
Total U.S. Stock Market Index	1,950,393,986	747,051,609	(113,018,278)	634,033,331

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Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Manager uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/22		Year Ended 07/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Mid-Cap Index
Institutional
Shares sold	10,136,195	$138,061,649	6,841,025	$89,725,735
Shares issued in reinvestment of distributions	611,922	8,781,145	425,794	5,367,600
Shares redeemed	(7,069,017)	(96,301,703)	(10,031,775)	(137,845,040)

	3,679,100	$50,541,091	(2,764,956)	$(42,751,705)

Investor A
Shares sold	4,020,640	$57,230,526	3,588,253	$46,456,816
Shares issued in reinvestment of distributions	401,033	5,769,439	207,420	2,603,471
Shares redeemed	(3,392,446)	(47,647,436)	(3,293,166)	(41,581,063)

	1,029,227	$15,352,529	502,507	$7,479,224

Class K
Shares sold	36,446,587	$509,941,926	34,266,626	$457,843,273
Shares issued in reinvestment of distributions	2,742,767	39,523,235	2,339,955	29,684,573
Shares redeemed	(28,881,798)	(402,011,819)	(30,200,655)	(391,939,239)

	10,307,556	$147,453,342	6,405,926	$95,588,607

	15,015,883	$213,346,962	4,143,477	$60,316,126

	Year Ended 07/31/22		Year Ended 07/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Small/Mid-Cap Index
Institutional
Shares sold	4,859,117	$77,910,823	5,689,218	$90,442,217
Shares issued in reinvestment of distributions	526,516	8,672,226	270,507	4,029,472
Shares redeemed	(4,005,051)	(62,039,986)	(1,464,065)	(21,999,858)

	1,380,582	$24,543,063	4,495,660	$72,471,831

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Notes to Financial Statements  (continued)

	Year Ended 07/31/22		Year Ended 07/31/21
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Small/Mid-Cap Index (continued)
Investor A
Shares sold	2,122,107	$34,182,646	3,584,163	$55,485,190
Shares issued in reinvestment of distributions	291,973	4,807,538	208,565	3,080,737
Shares redeemed	(1,365,444)	(21,610,480)	(2,513,519)	(38,946,335)

	1,048,636	$17,379,704	1,279,209	$19,619,592

Class K
Shares sold	4,080,177	$63,044,676	3,630,308	$58,903,179
Shares issued in reinvestment of distributions	638,113	10,481,664	553,753	8,205,418
Shares redeemed	(2,526,480)	(39,870,999)	(3,581,326)	(58,337,157)

	2,191,810	$33,655,341	602,735	$8,771,440

	4,621,028	$75,578,108	6,377,604	$100,862,863

	Year Ended 07/31/22		Year Ended 07/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Total U.S. Stock Market Index
Institutional
Shares sold	2,411,832	$48,741,326	3,592,939	$68,878,103
Shares issued in reinvestment of distributions	127,569	2,622,426	77,031	1,410,791
Shares redeemed	(2,992,270)	(61,665,770)	(1,749,290)	(31,437,793)

	(452,869)	$(10,302,018)	1,920,680	$38,851,101

Investor A
Shares sold	2,708,211	$54,806,911	3,002,909	$56,131,084
Shares issued in reinvestment of distributions	130,982	2,682,514	82,927	1,496,485
Shares redeemed	(1,522,527)	(31,475,398)	(2,603,589)	(46,948,675)

	1,316,666	$26,014,027	482,247	$10,678,894

Class K
Shares sold	36,883,545	$740,647,199	43,977,636	$825,707,520
Shares issued in reinvestment of distributions	2,012,631	41,212,633	1,054,995	19,347,020
Shares redeemed	(19,965,405)	(412,965,779)	(15,951,939)	(289,580,071)

	18,930,771	$368,894,053	29,080,692	$555,474,469

	19,794,568	$384,606,062	31,483,619	$605,004,464

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock FundsSM and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell Mid-Cap Index Fund iShares Russell Small/Mid-Cap Index Fund iShares Total U.S. Stock Market Index Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

Fund Name	Qualified Dividend Income

Mid-Cap Index	$21,894,705
Small/Mid-Cap Index	5,514,004
Total U.S. Stock Market Index	32,415,320

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

Fund Name	Qualified Business Income

Mid-Cap Index	$2,174,875
Small/Mid-Cap Index	719,629
Total U.S. Stock Market Index	2,436

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Mid-Cap Index	$41,026,232
Small/Mid-Cap Index	12,459,992

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Mid-Cap Index	85.04%
Small/Mid-Cap Index	76.23
Total U.S. Stock Market Index	91.01

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

Fund Name	Qualified Short-Term Capital Gains

Mid-Cap Index	$358,385
Small/Mid-Cap Index	53,567
Total U.S. Stock Market Index	457,127

I M P O R T A N T T A X I N F O R M A T I O N	105

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Russell Mid-Cap Index Fund (“Mid-Cap Index Fund”), iShares Russell Small/Mid-Cap Index Fund (“Small/Mid-Cap Index Fund”) and iShares Total U.S. Stock Market Index Fund (“Total U.S. Stock Market Index Fund” and, together with Mid-Cap Index Fund and Small/Mid-Cap Index Fund, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, each of Mid-Cap Index Fund’s and Small/Mid-Cap Index Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year period reported, Total U.S. Stock Market Index Fund’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s underperformance relative its benchmark and the breach of its lower tolerance, was primarily driven by NAV rounding.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of Mid-Cap Index Fund’s, Small/Mid-Cap Index Fund’s and Total U.S. Stock Market Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the pertinent Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 162 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 162 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 162 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 162 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 162 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 162 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 162 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 162 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 162 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 162 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 162 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; previously Mr. Villacorta was Co-Head of BlackRock Solutions’ Portfolio Analytics Group and Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	115

Glossary of Terms Used in this Report

Portfolio Abbreviation

CME	Chicago Mercantile Exchange

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INDEX5-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Russell Mid-Cap Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Total U.S. Stock Market Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Russell Mid-Cap Index Fund	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$0	$0
iShares Total U.S. Stock Market Index Fund	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: September 23, 2022